Exhibit 10.4 AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT BY AND BETWEEN ASCENSION HEALTH AND ACCRETIVE HEALTH, INC. Effective as of February 16, 2016

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page i Table of Contents Page 1. INTRODUCTION ............................................................................................................................................. 1 1.1 Framework Approach .......................................................................................................................................... 1 1.2 Definitions ........................................................................................................................................................... 2 1.3 MPSA Transition Activities................................................................................................................................. 3 2. CONTRACT DOCUMENTS ........................................................................................................................... 3 2.1 Associated Contract Documents .......................................................................................................................... 3 3. TERM ................................................................................................................................................................. 3 3.1 Term of Agreement .............................................................................................................................................. 3 3.2 Terms of Supplements ......................................................................................................................................... 4 3.3 Transition from Prior MPSA ............................................................................................................................... 4 4. SERVICES ......................................................................................................................................................... 5 4.1 Overview .............................................................................................................................................................. 5 4.2 Transition Services .............................................................................................................................................. 7 4.3 New Services ....................................................................................................................................................... 9 4.4 Step In Rights .................................................................................................................................................... 11 4.5 Rights to In-Source or Use Third Parties; Exclusivity; Cooperation ................................................................. 11 4.6 Divestitures ........................................................................................................................................................ 14 5. REQUIRED CONSENTS ............................................................................................................................... 16 5.1 Administrative Responsibility ........................................................................................................................... 16 5.2 Financial Responsibility .................................................................................................................................... 16 5.3 Contingent Arrangements .................................................................................................................................. 16 5.4 Consents Regarding Real Estate Leases ............................................................................................................ 16 6. FACILITIES, SOFTWARE, EQUIPMENT, CONTRACTS AND ASSETS ASSOCIATED WITH THE PROVISION OF SERVICES ......................................................................................................................... 17 6.1 Service Facilities ................................................................................................................................................ 17 6.2 Ascension Health Facilities ............................................................................................................................... 19 6.3 Supplier’s Responsibilities Regarding Ascension’s Network (Information Technology Obligations) ............. 20 6.4 Ascension Health Access to Supplier Facilities ................................................................................................. 22 6.5 Software, Equipment and Third Party Contracts ............................................................................................... 22 6.6 Assignment and Management of Third Party Contracts .................................................................................... 25 6.7 Notice of Defaults .............................................................................................................................................. 27 7. SERVICE LEVELS ......................................................................................................................................... 28 7.1 Service Levels and Other Performance Standards ............................................................................................. 28 7.2 Multiple Service Levels ..................................................................................................................................... 28 7.3 Service Level Failures ....................................................................................................................................... 28

Page ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page ii 7.4 Satisfaction Surveys ........................................................................................................................................... 28 8. SUPPLIER PERSONNEL .............................................................................................................................. 28 8.1 Transitioned Employees .................................................................................................................................... 28 8.2 Key Supplier Personnel ..................................................................................................................................... 28 8.3 Supplier Executive Sponsor ............................................................................................................................... 29 8.4 Supplier Personnel Are Not Ascension Health Employees ............................................................................... 30 8.5 Replacement, Qualifications, and Retention of Supplier Personnel .................................................................. 30 8.6 Reserved ............................................................................................................................................................ 31 8.7 Conduct of Supplier Personnel .......................................................................................................................... 31 8.8 Substance Abuse ................................................................................................................................................ 32 8.9 Contract Employees ........................................................................................................................................... 32 9. SUPPLIER RESPONSIBILITIES ................................................................................................................. 32 9.1 Policy and Procedures Manual .......................................................................................................................... 32 9.2 Reports ............................................................................................................................................................... 33 9.3 Governance Model; Meetings ............................................................................................................................ 34 9.4 Quality Assurance and Internal Controls ........................................................................................................... 34 9.5 Ascension Health Standards .............................................................................................................................. 35 9.6 Change Control .................................................................................................................................................. 36 9.7 Supplier Site Lead .............................................................................................................................................. 37 9.8 Cost Effectiveness and Cost Reduction ............................................................................................................. 38 9.9 Malicious Code; Illicit Code .............................................................................................................................. 38 9.10 Audit Rights ....................................................................................................................................................... 39 9.11 Subcontractors ................................................................................................................................................... 43 9.12 Technology and Business Process Evolution .................................................................................................... 44 9.13 Notice of Adverse Impact. ................................................................................................................................. 45 9.14 Force Majeure .................................................................................................................................................... 45 9.15 Reserved ............................................................................................................................................................ 47 9.16 Government Contracts Flow-Down ................................................................................................................... 47 10. ASCENSION HEALTH RESPONSIBILITIES ........................................................................................... 47 10.1 Responsibilities .................................................................................................................................................. 47 10.2 Supplier Excused Performance .......................................................................................................................... 49 11. CHARGES ....................................................................................................................................................... 49 11.1 General ............................................................................................................................................................... 49 11.2 Administered Expenses...................................................................................................................................... 50 11.3 Taxes .................................................................................................................................................................. 51 11.4 Compliance with Healthcare Laws .................................................................................................................... 51 11.5 Refundable Items ............................................................................................................................................... 52 11.6 Ascension Health Review of Services ............................................................................................................... 52 11.7 Financial Forecasting and Budgeting Support ................................................................................................... 53 11.8 Most Favored Customer..................................................................................................................................... 53 12. INVOICING AND PAYMENT ...................................................................................................................... 53

Page ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page iii 12.1 Invoicing ............................................................................................................................................................ 53 12.2 Reserved ............................................................................................................................................................ 53 12.3 Disputed Charges ............................................................................................................................................... 53 13. ASCENSION HEALTH DATA AND OTHER CONFIDENTIAL INFORMATION .............................. 54 13.1 Confidential Information ................................................................................................................................... 54 13.2 Ascension Health Data....................................................................................................................................... 57 13.3 Personal Data ..................................................................................................................................................... 61 13.4 Survival .............................................................................................................................................................. 63 14. OWNERSHIP OF MATERIALS ................................................................................................................... 63 14.1 Ascension Health Owned Materials .................................................................................................................. 63 14.2 Developed Materials .......................................................................................................................................... 64 14.3 Supplier Owned Materials ................................................................................................................................. 65 14.4 Third Party Materials in Developed Materials ................................................................................................... 67 14.5 General Rights ................................................................................................................................................... 67 14.6 RC Tools ............................................................................................................................................................ 67 15. REPRESENTATIONS, WARRANTIES AND COVENANTS ................................................................... 68 15.1 Work Standards ................................................................................................................................................. 68 15.2 Materials ............................................................................................................................................................ 68 15.3 Non-Infringement .............................................................................................................................................. 68 15.4 Authorization ..................................................................................................................................................... 69 15.5 Ascension Health Standards of Conduct ........................................................................................................... 69 15.6 Disabling Code .................................................................................................................................................. 70 15.7 Compliance with Laws ...................................................................................................................................... 70 15.8 Interoperability .................................................................................................................................................. 73 15.9 Disclaimer .......................................................................................................................................................... 73 16. INSURANCE AND RISK OF LOSS ............................................................................................................. 73 16.1 Insurance ............................................................................................................................................................ 73 16.2 Risk of Loss ....................................................................................................................................................... 73 17. INDEMNITIES ................................................................................................................................................ 74 17.1 Indemnity by Supplier ....................................................................................................................................... 74 17.2 Indemnity by Ascension .................................................................................................................................... 75 17.3 Additional Indemnities ...................................................................................................................................... 76 17.4 Infringement ...................................................................................................................................................... 77 17.5 Indemnification Procedures ............................................................................................................................... 77 17.6 Indemnification Procedures – Governmental and Other Claims ....................................................................... 78 17.7 Subrogation ........................................................................................................................................................ 78 17.8 Comparative Fault ............................................................................................................................................. 78 18. LIABILITY ...................................................................................................................................................... 79

Page ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page iv 18.1 General Intent .................................................................................................................................................... 79 18.2 Limitation of Liability ....................................................................................................................................... 79 19. DISPUTE RESOLUTION .............................................................................................................................. 82 19.1 Dispute Resolution Procedures .......................................................................................................................... 82 19.2 Jurisdiction ......................................................................................................................................................... 83 19.3 Continued Performance ..................................................................................................................................... 84 19.4 Governing Law .................................................................................................................................................. 84 19.5 Injunctive Relief ................................................................................................................................................ 84 19.6 Costs .................................................................................................................................................................. 84 20. TERMINATION .............................................................................................................................................. 84 20.1 Termination for Cause ....................................................................................................................................... 84 20.2 Termination for Convenience ............................................................................................................................ 86 20.3 Termination for Exclusion from Federal Health Programs, Changes in Law, Adverse Judgments .................. 86 20.4 Termination for Insolvency ............................................................................................................................... 88 20.5 Ascension Health Rights Upon Supplier’s Bankruptcy ..................................................................................... 89 20.6 No Other Right to Terminate ............................................................................................................................. 89 20.7 Disengagement Services .................................................................................................................................... 90 20.8 Reserved ............................................................................................................................................................ 93 20.9 Temporary Waiver of Termination for Subcontractor Non-Compliance .......................................................... 93 21. GENERAL ....................................................................................................................................................... 94 21.1 Binding Nature, Assignment .............................................................................................................................. 94 21.2 Entire Agreement; Amendment ......................................................................................................................... 95 21.3 Notices ............................................................................................................................................................... 95 21.4 Counterparts, Headings, Language .................................................................................................................... 96 21.5 Relationship of Parties ....................................................................................................................................... 96 21.6 Severability ........................................................................................................................................................ 97 21.7 Consents and Approval ...................................................................................................................................... 97 21.8 Waiver of Default; Cumulative Remedies ......................................................................................................... 97 21.9 Survival .............................................................................................................................................................. 97 21.10 Publicity ........................................................................................................................................................ 97 21.11 Third Party Beneficiaries............................................................................................................................... 98 21.12 Covenant Against Pledging ........................................................................................................................... 98 21.13 Order of Precedence ...................................................................................................................................... 98 21.14 Hiring ............................................................................................................................................................ 99 21.15 Supplier Affiliates ......................................................................................................................................... 99 21.16 Liens .............................................................................................................................................................. 99 21.17 Covenant of Cooperation and Good Faith ................................................................................................... 100 21.18 Acknowledgment, Further Assurances ........................................................................................................ 100 21.19 Reserved ...................................................................................................................................................... 100 21.20 Tax-Exempt Bond Financing ...................................................................................................................... 100

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 1 AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT This Amended and Restated Master Professional Services Agreement is entered into effective February 16, 2016 (the “Effective Date”) by and between Ascension Health, a Missouri nonprofit corporation having a principal place of business at 4600 Edmundson Road, St. Louis, Missouri 63134 (“Ascension Health”), and Accretive Health, Inc., a Delaware corporation having a principal place of business in Chicago, Illinois 60611 (“Supplier”). WHEREAS, Ascension Health and Supplier have engaged in extensive negotiations, discussions and due diligence that have culminated in the formation of the contractual relationship described in this Agreement; and WHEREAS, Ascension Health desires to procure from Supplier, and Supplier desires to provide to Ascension Health and the other Eligible Recipients, certain services, on the terms and conditions set forth in the Agreement; and WHEREAS, Ascension Health and Supplier entered into a Master Professional Services Agreement (together with all schedules, exhibits, annexes, attachments and amendments thereto, the “Prior MPSA”) effective August 6, 2012 (“Original Effective Date”); and WHEREAS, Ascension Health and Supplier wish to terminate the Prior MPSA and enter into this MPSA, which shall amend and restate the Prior MPSA on the terms and conditions set forth herein; NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, Ascension Health and Supplier (collectively, the “Parties” and each, a “Party”) hereby agree as follows: 1. INTRODUCTION. 1.1 Framework Approach. (a) Master Professional Services Agreement. The body of this agreement (i.e., the introductory paragraph through Article 21) and all exhibits and annexes hereto (the “Master Professional Services Agreement” or “MPSA”) sets forth terms and conditions pursuant to which the Parties may enter into supplementary agreements for the provision of Services. (b) Supplements and Work Orders. To the extent the Parties desire to enter into an agreement for Supplier to perform Services, the Parties shall execute a supplement to this MPSA, a form for which is set forth in Annex 1. A “Supplement” shall refer to each supplement to this MPSA, together with any Work Orders (defined below), exhibits, schedules, attachments, appendices or annexes thereto. Certain Supplements identified in Section 1.1 of Exhibit 17 exist as of the Effective Date (collectively, the “Existing Supplements”). The Parties acknowledge that the Existing Supplements were entered into under the Prior MPSA and mutually agree that, subject to Section 1.2 of Exhibit 17 and Section 3.3(c): (i) the Existing Supplements will continue in effect; (ii) the terms of this MPSA, rather than the Prior MPSA, shall apply to the terms of the Existing Supplements; and (iii) without limiting Section 21.13, to the extent there are terms in this MPSA and any of the Existing Supplements that cover, relate to or contemplate the same or substantially similar subject matter (including any terms relating to the pricing of Dependent Services, term, termination, Service Levels, and governance, and any definitions set forth in Exhibit 1), the terms of this MPSA shall override the terms of such Existing Supplement with respect to such subject matter. The Parties may add Services to be provided under an Existing Supplement or any new Supplement by executing a work order referring to such Supplement (each, together with any schedules, exhibits, attachments, appendices or annexes thereto, a “Work Order”). Ascension Health represents and warrants to Supplier that: (i) prior to the Effective Date, it has

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 2 obtained written authorization and consent from each Current Book Eligible Recipient for Ascension Health to bind the Current Book Eligible Recipient to the terms of this MPSA (which authorizations and consents expressly state that this MPSA will govern the Existing Supplement applicable to such Current Book Eligible Recipient and that each Existing Supplement shall, from and after the Effective Date, be deemed to be a Supplement entered into under this MPSA) and Ascension Health hereby does so bind each such Current Book Eligible Recipient accordingly; (ii) prior to the Effective Date, it has obtained written authorization and consent from each of those Eligible Recipients set forth in Exhibit 17, Section 2.2 to bind them to the terms of this MPSA; and (iii) it has, and will have during the Term, the right and authority to cause (and shall cause) each Additional Book Eligible Recipient to execute, within the timeframes contemplated by Exhibit 17, a Supplement applicable to such Additional Book Eligible Recipient with Supplier under this MPSA. (c) Relationship of the Master Professional Services Agreement and Supplements. The term “Agreement” means, collectively, the MPSA and the Supplements. Unless and to the extent mutually agreed by Ascension Health and Supplier, all of the terms and conditions of this MPSA shall be deemed to be incorporated into and apply to such Supplement, unless, given the context of a particular term or condition, the term or condition is clearly inapplicable to such Supplement. The terms and conditions of a particular Supplement (including incorporated MPSA terms and conditions as such terms and conditions may have been modified for such Supplement), apply only to such Supplement unless otherwise expressly provided. For example, a pricing term in Exhibit A-4 to Supplement A will not apply to Supplement B unless otherwise expressly agreed, but a pricing term in Exhibit 4 will apply to all Supplements. However, information in an Exhibit to the MPSA (and all Exhibits to this Agreement are marked as such), for example, Exhibit 1, will apply to all Supplements. The terms and conditions of this MPSA shall supersede and control over any conflicting or inconsistent terms or conditions in any Supplement (including, for clarity, Existing Supplements), except as is mutually agreed by Ascension Health and Supplier. Further, any subsequent amendment to this MPSA shall automatically, as of such amendment’s effective date, be incorporated into all Supplements then in effect, unless otherwise specifically set forth in such amendment. In the event of any concerns from or disputes by a Current Book Eligible Recipient, Additional Book Eligible Recipient, New ABM, Ascension Health or Supplier with respect to how the terms of any Supplement should be read in conjunction with this MPSA, the matter shall be escalated to Ascension Health and Supplier representatives for resolution in accordance with the governance model set forth in Exhibit 6. Any agreement by Ascension Health and Supplier with respect to any such concern or dispute shall be binding upon the Current Book Eligible Recipient, Additional Book Eligible Recipient, or New ABM, as applicable. (d) References to Contract Documents. References to an Exhibit, Schedule, Attachment, Appendix or Annex include all documents subsidiary to such document. For example, a reference to Exhibit 3 will include reference to Attachments 3-A, 3-B, and 3-C to Exhibit 3. (e) References to Ascension Health in the MPSA. When the MPSA is incorporated by reference into a Supplement, except with respect to an approval right or consent of Ascension Health as set forth in this MPSA or to the extent the context dictates otherwise, all references to Ascension Health shall be deemed to be references to the applicable Eligible Recipient. 1.2 Definitions. Except as otherwise expressly provided in this Agreement, all capitalized terms used in this Agreement shall have the respective meanings set forth in Exhibit 1.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 3 1.3 MPSA Transition Activities. The Parties shall comply with the terms and conditions of Exhibit 17, which addresses, among other things, the expansion of Services to the Additional Book Eligible Recipients, the standardization and optimization of Services, and the transition to Supplier of Ascension Health’s and its Affiliates’ PAS Business. 2. CONTRACT DOCUMENTS. 2.1 Associated Contract Documents. This MPSA includes each of the following Exhibits and Annexes, all of which are incorporated into this MPSA by this reference. Exhibit 1 Definitions Exhibit 2-A Dependent Services Exhibit 2-B Physician Advisory Services Exhibit 3 Service Levels Exhibit 4 Pricing and Financial Provisions Exhibit 4-A Base Fee for Dependent Services Exhibit 4-B Incentive Fees for Dependent Services Exhibit 4-C Reserved Exhibit 4-D Payment Terms Exhibit 4-E Physician Advisory Services Pricing Exhibit 5 Human Resources Provisions Exhibit 6 Governance Exhibit 7 Facilities Exhibit 8 Ascension Health Rules and Policies Exhibit 9 Insurance Requirements Exhibit 10 Reserved Exhibit 11 Health Care Regulatory Requirements & Ascension Health Requirements Exhibit 12 Reserved Exhibit 13 Transitioned Employee Terms Attachment 13-A Socially Just Wage and Benefits Policy Exhibit 14 Reports and Data Sets Exhibit 15 Transition Principles Exhibit 16 Excluded Supplier Owned Materials Exhibit 17 High Level MPSA Transition Activities Annex 1 Form of Supplement for Services Annex 2 Form of Annual Attestation Annex 3 Form of HIPAA Business Associate Addendum Annex 4 RC Tools ASP Agreement 3. TERM. 3.1 Term of Agreement. Unless otherwise terminated as set forth in Article 20, this MPSA shall remain in effect from the Effective Date for a period of ten (10) years (the “Term”). Ascension Health and Supplier shall commence negotiations in good faith upon the eighth (8th) anniversary of the Effective Date for a possible extension of the Term for an additional five (5) year period.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 4 3.2 Terms of Supplements. The term for each Supplement (each, a “Supplement Term”) shall begin on the Supplement Effective Date and continue until the expiration of this MPSA, unless such Supplement is terminated earlier as set forth in Article 20 or such Supplement; provided that, notwithstanding anything to the contrary in the Existing Supplements, the Supplement Term for each Existing Supplement shall continue until the expiration of this MPSA. Except as otherwise expressly set forth in a Supplement, each Supplement shall terminate upon the termination of this MPSA. Any extension of the Term of this MPSA shall also apply to and extend each Supplement that is then in effect until the date of expiration of this MPSA. 3.3 Transition from Prior MPSA. This MPSA shall become effective as of the Effective Date and the Parties hereby agree that the Prior MPSA (excluding, for clarity, any Existing Supplements under this Agreement) is hereby terminated as of the Effective Date. In connection with the transition from the Parties’ rights and obligations under the Prior MPSA to the Parties’ rights and obligations under this MPSA, the following arrangements shall apply: (a) The provisions of the Prior MPSA that survive termination of the Prior MPSA (each, a “Surviving Provision”) shall continue to apply with respect to events that occurred in the period from the Original Effective Date through the Effective Date (the “Prior Period”). The Surviving Provisions include all indemnification obligations. (b) The Parties shall each be responsible and liable under the Prior MPSA for their respective acts and omissions that occurred during the Prior Period and such acts and omissions shall be subject to the Surviving Provisions. (c) Notwithstanding anything in this Agreement to the contrary, the Parties hereby agree that the scope of Services to be provided by Supplier to, and the pricing and financial provisions for, any Current Book Eligible Recipient shall, (i) prior to April 1, 2016, be in accordance with the Prior MPSA, and (ii) on or after April 1, 2016, be made in accordance with this Agreement. (d) All determinations of payments due for Services rendered under the Prior MPSA shall be determined under the payment terms of the Prior MPSA in effect when such Services were delivered. All Charges and other amounts invoiced by Supplier as of September 30, 2015, under the Prior MPSA or any Existing Supplement, have been fully earned and are not subject to dispute and, to the extent not yet paid, are due and payable by Ascension Health or the applicable Eligible Recipient, as applicable, in accordance with the payment terms of the Prior MPSA. Notwithstanding anything in the Prior MPSA or this Agreement to the contrary, the Parties hereby agree that all amounts due or payable by Supplier to any Eligible Recipient or to Ascension Health (A) in connection with any Third Party Contract, or (B) pursuant to Section 11 of Exhibit 4-A to the Prior MPSA (such amounts, the “Supplier-Payable Amounts”), in each case, arising during, or attributable to, any time prior to September 30, 2015, have been paid in full by Supplier. With respect to any Supplier-Payable Amounts arising during or attributable to, or any Charges or other amounts invoiced by Supplier during, the time period beginning on October 1, 2015 and ending March 31, 2016, that are not paid or become subject to dispute, the Parties shall cooperate in good faith and use commercially reasonable efforts to resolve any such disputes, effect payment or otherwise settle any such outstanding Supplier-Payable Amounts, Charges, or other amounts, prior to July 1, 2016. (e) All determinations relating to Services rendered under the Prior MPSA shall be determined under the applicable provisions of the Prior MPSA in effect when such Services were delivered. (f) If circumstances giving rise to a contractual claim between the Parties continues for a

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 5 period that starts before and ends after the Effective Date, then the claims under the Prior MPSA and this Agreement shall be coordinated between the Prior MPSA and this Agreement in a reasonable manner based on the date of the occurrence of such circumstances. For example, for any infringement of a patent that occurs on or after August 6, 2012 and continues after the Effective Date, the Parties’ respective rights and liabilities shall be as follows: (i) for infringements to the extent occurring on or after August 6, 2012 and prior to the Effective Date, the Parties’ respective rights and liabilities shall be those set forth in the Prior MPSA; (ii) for infringements to the extent occurring on and after the Effective Date, the Parties’ respective rights and liabilities shall be those set forth in the applicable provisions of this Agreement; and (iii) as the provisions of the Prior MPSA and this Agreement are the same with respect to patent infringement, the Parties agree that a single claim for indemnification under this Agreement can be made for the infringement occurring both during the Prior Period and after the Effective Date. 4. SERVICES. 4.1 Overview. (a) Services. Supplier shall provide the following services as they may evolve, be supplemented, enhanced, modified or replaced in accordance with this Agreement (the “Services”) to Ascension Health and Eligible Recipients and Authorized Users designated by an Eligible Recipient: (i) The services, functions and responsibilities described in this Agreement (including Exhibit 2-A, Exhibit 2-B and any applicable Supplement); (ii) Except as otherwise agreed to in writing, the related services, functions and responsibilities performed during the [**] months preceding the applicable Commencement Date by Ascension Health Personnel (including Eligible Recipient contractors) who were displaced or whose functions were displaced as a result of the applicable Supplement, even if the service, function, or responsibility is not specifically described in such Supplement (provided that, in the event of a direct conflict between the description of services, functions and responsibilities in such Supplement and the scope of services as described in this Section 4.1(a)(ii), the description in such Supplement shall control); and (iii) The related services, functions and responsibilities reflected in those categories of the Eligible Recipient Base Case which Supplier is assuming pursuant to the applicable Supplement (provided, however, in the event of a direct conflict between the description of services, functions and responsibilities in such Supplement and the scope of services as described in this Section 4.1(a)(iii), the description in such Supplement shall control). Except as described in Section 3.3(c), Supplier shall provide each Service described in a Supplement during the period beginning upon the Commencement Date for such Service [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 6 and ending on the expiration or earlier termination of the Supplement Term with respect to such Service or until such earlier date as such Supplement may provide for such Service, except to the extent that the period of provision of such Service may be extended under Section 20.7. (b) Included Services. If any services, functions or responsibilities not described in the Agreement are required for proper performance or provision of the Services in accordance with this Agreement, those services, functions and responsibilities shall be deemed to be included within the scope of the Services to be delivered for the Charges, as if such services, functions or responsibilities were described in the Agreement. (c) Required Resources. Supplier shall be responsible for providing all facilities, furniture, fixtures, personnel, Equipment, space, Materials, technical knowledge, expertise, supplies, networks and other resources (“Resources”) necessary to provide the Services and all upgrades, improvements, replacements and additions to such Resources necessary to provide the Services, except with respect to any of the following: (i) as otherwise expressly provided in the Agreement; (ii) for Services provided to a Current Book Eligible Recipient, any Resources that were previously provided by Ascension Health or a Current Book Eligible Recipient under the Prior MPSA, which Resources shall be itemized in accordance with the CB Itemization Procedure (as described below); (iii) for Services provided to an Additional Book Eligible Recipient, any Resources that are itemized in accordance with the AB Itemization Procedure (as described below); (iv) for Services provided to a New ABM, any Resources identified in the applicable Supplement as being provided by Ascension Health or the New ABM; or (v) as is mutually agreed in writing by Ascension Health and Supplier. Promptly following the Effective Date, the Parties shall work on an itemization of any Resources that (A) were previously provided by Ascension Health or a Current Book Eligible Recipient under the Prior MPSA and which are to be continued to be provided by Ascension Health or such Current Book Eligible Recipient, as applicable, under this MPSA and the applicable Supplement (the “CB Itemization Procedure”), and (B) are to be provided by Ascension Health or an Additional Book Eligible Recipient under this MPSA and the applicable Supplement (the “AB Itemization Procedure”); provided that, in each case, any disputes that arise in the course of any itemization, or otherwise in the course of identifying any Resources in an applicable Supplement pursuant to clause (iv) above, shall be submitted to the JRB for resolution. The foregoing itemizations and any associated adjustments to the Cost to Collect Factor (which adjustments, if any, shall be applied prospectively) shall be discussed and agreed in good faith by Ascension Health and Supplier within [**] days following the Effective Date. Notwithstanding anything to the contrary in this Agreement, (A) Supplier will not be responsible for any costs relating to Supplier’s reasonable use of a facility or facility space to the extent (I) such costs are not taken into account in the calculation of the Additional Book Cost to Collect Factor for the applicable Additional Book Eligible Recipient and (II) such facility or facility space is used by Supplier solely for its provision of Services to or on behalf of Ascension Health or an Eligible Recipient hereunder (and not to any other third party), and (B) Supplier will not be responsible for any non-facility costs to the extent (x) such costs are not taken into account in the calculation of the Additional Book Cost to Collect Factor for the applicable Additional Book Eligible Recipient and (y) such costs are incurred solely in connection with its provision of Services to or on behalf of Ascension Health or an Eligible Recipient hereunder (and not to any other third party). [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 7 (d) Supplier Responsibility. Supplier shall be responsible for the performance of the Services in accordance with this Agreement even if such Services are actually performed or dependent upon services performed by Affiliates of Supplier, Subcontractors and other non-Supplier Personnel, including Eligible Recipient employees, for whom Supplier is financially or operationally responsible under this Agreement. 4.2 Transition Services. (a) Transition. Supplier shall perform the services, functions and responsibilities required to smoothly (i) transfer responsibility for the Services to be transitioned from an Eligible Recipient (or Third Party Contractors where applicable) to Supplier, (ii) transfer the provision of the Services to a shared services model (i.e., Shared Services), and (iii) accommodate any other transfer of responsibility or functionality set forth in an applicable Supplement (the “Transition Services”), including those described in any transition plan set forth in the applicable Supplement or developed in conjunction with the provision of such Transition Services (the “Transition Plan”). Except as otherwise agreed by the Eligible Recipient, each Transition Plan shall be consistent with the Transition Principles set forth in Exhibit 15. (b) Initial Transition Plan. Supplier shall prepare and deliver to Eligible Recipient an initial Transition Plan for Eligible Recipient’s review, comment and approval (which approval may not be unreasonably withheld, conditioned or delayed) within [**] days after the Supplement Effective Date or by the date set forth in the applicable Supplement for the applicable Transition Services described therein. The initial Transition Plan shall identify (i) the transition activities to be performed by Supplier and the significant components and subcomponents of each such activity (e.g., the anticipated transition periods for each function that will be transitioned under the applicable Supplement), (ii) the deliverables to be completed by Supplier, and (iii) the date(s) by which each such activity or deliverable is to be completed (“Transition Milestones”). Except as otherwise expressly agreed in writing by Ascension Health or the applicable Eligible Recipient, the initial Transition Plan for each Supplement shall be consistent in all respects with the Transition Principles set forth in Exhibit 15. Thereafter, prior to the commencement of any applicable Transition Services, which shall be no less than [**] days prior to such commencement, Supplier shall deliver to Ascension Health and the applicable Eligible Recipient for its review, comment and approval a detailed work plan (“Detailed Transition Plan”) based on and consistent with the initial Transition Plan, which shall identify (i) the specific transition activities to be performed by Supplier Personnel during the applicable transition period, (ii) the contingency or risk mitigation activities to be employed by Supplier in the event of disruption or delay, and (iii) any transition responsibilities to be performed or transition resources to be provided by Ascension Health or an Eligible Recipient. Ascension Health and the applicable Eligible Recipient shall begin reviewing the draft Detailed Transition Plan promptly after receiving it from Supplier, and each of Ascension Health and such Eligible Recipient shall provide Supplier with all comments or suggested revisions to, or approval of, the Detailed Transition Plan promptly thereafter. Ascension Health and the applicable Eligible Recipient shall not unreasonably withhold or delay their respective approval of the Detailed Transition Plan. Supplier shall consider in good faith all reasonable changes to the Detailed Transition Plan that Ascension Health or the applicable Eligible Recipient requests. Upon Ascension Health’s or the applicable Eligible Recipient’s approval, the updated Detailed Transition Plan shall be incorporated in the applicable Supplement. The transition period for a Supplement may be extended by mutual agreement of the Parties. Except as otherwise agreed by the applicable Eligible Recipient, Supplier shall [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 8 not commence providing Transition Services until the applicable Detailed Transition Plan has been approved in accordance with this Section 4.2(b). Each of the applicable Eligible Recipient and Ascension Health will provide the resources and perform the transition responsibilities assigned to it in the applicable Transition Plan. (c) Reserved. (d) Performance. Supplier shall perform the Transition Services described in the Transition Plan in accordance with the timetable and the Transition Milestones set forth in the Transition Plan. Supplier shall perform the Transition Services in a manner designed to minimize any interruption to the business or operations of any of the Eligible Recipients, except as may be otherwise provided in the Transition Plan. Prior to undertaking any transition activity, Supplier shall discuss with the applicable Eligible Recipient all known Eligible Recipient-specific material risks and shall not proceed with such activity until the Eligible Recipient is reasonably satisfied with the mitigating plans with regard to such risks (provided that neither Supplier’s disclosure of any such risks to the Eligible Recipient, nor the Eligible Recipient’s acquiescence in Supplier’s mitigating plans, shall operate or be construed as limiting Supplier’ responsibility under this Agreement). Supplier shall identify and resolve, with the applicable Eligible Recipient’s reasonable assistance, any problems that may impede or delay the timely completion of each task in the Transition Plan that is Supplier’s responsibility and shall use commercially reasonable efforts to assist such Eligible Recipient with the resolution of any problems that may impede or delay the timely completion of each task in the Transition Plan that is the Eligible Recipient’s responsibility. (e) Reports. Supplier shall meet at least weekly with the applicable Eligible Recipient to report on Supplier’s progress in performing its responsibilities set forth in the Transition Plan. Promptly, but not later than [**], after receiving any information reasonably indicating that Supplier may not perform its material responsibilities, or meet any timetable, in the Transition Plan, Supplier shall notify such Eligible Recipient in writing of any actual or potential failures to timely perform and shall identify for the Eligible Recipient’s consideration and approval specific measures to address and mitigate the risks associated therewith. (f) Suspension or Delay of Transition Activities. Subject to Article 20, Ascension Health reserves the right to suspend or delay, with respect to the applicable Supplement and upon reasonable prior notice to Supplier describing the reason(s) for such suspension or delay, the performance of the Transition Services and/or the transition of all or any part of the Services for a reasonable period of time for the reasons stated below in this Section 4.2(f). If Ascension Health elects to exercise such right and the decision is based, at least in material part, on reasonable concerns about Supplier’s ability to perform the Services or Supplier’s failure to perform its obligations under the applicable Supplement in any material respect, Ascension Health shall provide Supplier with reasonable notice before such suspension shall occur, during which time such Ascension Health and Supplier shall discuss such concerns in good faith. If after such period of time, Ascension Health continues to have reasonable concerns and reasonably believes such concerns are not capable of being cured within a reasonable period of time, Ascension Health may suspend or delay the performance of such Transition Services, and the Eligible Recipient shall not incur any Charges or reimbursable expenses in connection with such decision while such suspension or delay is continuing. If Ascension Health’s decision is not based in material part on reasonable concerns about Supplier’s ability to perform the Services or Supplier’s failure to perform its obligations in a material respect [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 9 under the applicable Supplement but is instead based on any other grounds (including operational needs at the Eligible Recipient), the Eligible Recipient shall reimburse Supplier for any additional expenses reasonably incurred by Supplier as a result of such decision, provided that (i) upon such Eligible Recipient providing Supplier with notice of such delay at least [**] business days prior to taking effect, Supplier reviews such notice and notifies the Eligible Recipient at least [**] in advance of such delay of such additional expenses or a good faith estimate of such additional expenses; (ii) Supplier obtains the Eligible Recipient’s approval prior to incurring such additional expenses; and (iii) Supplier uses commercially reasonable efforts to minimize such additional expenses. (g) Failure to Complete Transition Services. Subject to Sections 4.2(f) and 10.2, if Supplier fails to complete the Transition Services designated in the applicable Supplement by the date specified in the applicable Transition Plan as the “Termination Transition Date” (which shall be at least [**] days after the mutually agreed date for completion of Transition Services contemplated in the Transition Plan), Ascension Health may withhold any Implementation Fee which may be otherwise payable to Supplier with respect to the applicable Eligible Recipient and, to the extent permitted pursuant to Section 20.1, terminate the applicable Supplement for material breach; provided that Ascension Health may not so terminate any such Supplement solely for Supplier’s failure to complete any non-material transition activity contemplated by the applicable Transition Plan and any termination of the applicable Supplement or withholding of the Implementation Fee must have been raised and discussed in advance via the governance process described in Exhibit 6. 4.3 New Services. (a) Procedures. If Ascension Health or another Eligible Recipient requests that Supplier perform any New Services reasonably related to the Services or other services generally provided by Supplier, Supplier shall promptly prepare a New Services proposal for Ascension Health’s or the applicable Eligible Recipient’s consideration. Unless otherwise agreed by the Parties, Supplier shall prepare such New Services proposal [**] to Ascension Health or the Eligible Recipients and shall deliver such proposal to Ascension Health and the applicable Eligible Recipient within [**] business days of its receipt of Ascension Health’s or the applicable Eligible Recipient’s request, unless a longer period of time is agreed upon by the Parties. Supplier shall use all commercially reasonable efforts to respond more quickly in the case of a pressing business need or an emergency situation. Ascension Health or the applicable Eligible Recipient shall provide such information as Supplier reasonably requests in order to prepare such New Services proposal. Ascension Health and the applicable Eligible Recipient may accept or reject any New Services proposal in its sole discretion and Supplier shall not be obligated to perform any New Services to the extent the applicable proposal is rejected. If Ascension Health or the applicable Eligible Recipient accepts Supplier’s proposal, Supplier will perform the New Services and will be paid in accordance with the proposal submitted by Supplier, or other terms as may be agreed upon by the Parties, and the applicable provisions of this Agreement. Upon Ascension Health’s or the applicable Eligible Recipient’s acceptance of a Supplier proposal for New Services, the scope of the Services will be expanded to include such New Services, and such accepted New Services proposal will be documented in a Work Order or in a new Supplement to the Agreement, as applicable. Notwithstanding any provision to the contrary, (i) Supplier shall act reasonably and in good faith in formulating its pricing proposal, (ii) Supplier shall use commercially reasonable efforts to identify potential means of reducing the cost to Ascension Health and the applicable Eligible Recipient, including utilizing [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 10 Subcontractors as and to the extent appropriate, and (iii) such pricing proposal shall take into account the existing and future volume of business between Ascension Health, the Eligible Recipients and Supplier. If Ascension Health or the applicable Eligible Recipient requests additional services and Supplier and Ascension Health disagree about whether such requested services constitute New Services, then the Parties shall meet and discuss such disagreement in good faith, provided that during the discussions and until completion, Supplier shall perform such requested Services. As part of the good faith discussions, Supplier shall have the right to request that the JRB establish an interim payment schedule, if any, while the Parties work to resolve such issue. If after [**] days of the commencement of discussions, the Parties cannot agree on whether such requested Services constitute New Services, the matter shall be resolved pursuant to the dispute resolution procedures set forth in Article 19. Supplier acknowledges that, in the interest of patient safety and the provision of high quality medical care and services, Ascension Health and the other Eligible Recipients require that services be evaluated, vetted and approved by Ascension Health before introduction into or use in Ascension Health or any Eligible Recipient facilities. (b) Use of Third Parties. Subject to the provisions of Section 4.5 regarding Dependent Services, Ascension Health or the Eligible Recipients may elect to solicit and receive bids from third parties to perform any New Services. If Ascension Health or another Eligible Recipient elects to use third parties to perform New Services, (i) such New Services shall not be deemed “Services” under the provisions of this Agreement, (ii) Supplier shall cooperate with such Third Party Contractors as provided in this Agreement, including in Section 4.5, and (iii) Supplier shall have no responsibility for the performance of the new services of such Third Party Contractors. (c) Services Evolution and Modification. The Parties anticipate that the Services will evolve and be supplemented, modified, enhanced or replaced over time to keep pace with technological advancements and improvements in the methods of delivering Services and changes in the businesses of the Eligible Recipients. The Parties acknowledge and agree that these changes will modify the Services and will not be deemed to result in New Services or additional Charges unless the changed services meet the definition of New Services. (d) Authorized User and Eligible Recipient Requests. Supplier shall promptly inform the Ascension Health Relationship Manager or his or her designee of requests for New Services from Authorized Users or Eligible Recipients, and shall submit any proposals for New Services to the Ascension Health Relationship Manager or his or her designee. Supplier shall not agree to provide New Services to any Authorized Users or Eligible Recipients without the prior written approval of the Ascension Health Relationship Manager or his or her designee. If Supplier fails to comply with this Section 4.3(d), it shall receive no compensation for any services rendered to any person or entity in violation of such provision. (e) Private Use Analysis. The Parties acknowledge that, prior to the implementation of any New Service, Ascension Health may confirm with its finance counsel that such New Service will not give rise to private business use with respect to facilities or assets financed by outstanding tax-exempt bonds. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 11 4.4 Step In Rights. (a) If Supplier fails to provide a Service or a portion of a Service (including Dependent Services) for more than [**] business days, and such failure constitutes a breach of this Agreement (“Deficient Service”), the Parties will meet and discuss possible resolutions of the failure to determine the most expeditious and commercially reasonable manner for the Services to be resumed. If, after consulting, the Eligible Recipient determines that the most expedient approach to resumption of Services would be for it to provide supplemental Services, it may, at its option, (1) perform the Deficient Service itself (until Supplier is able to properly perform such Deficient Service) or (2) provide Supplier with additional resources (including third party resources) to assist Supplier with the proper performance of the Deficient Service (“Supplemental Services”). Supplier shall cooperate fully with the Eligible Recipient and its agents and provide all reasonable assistance at no additional charge to the Eligible Recipient to restore such Service as soon as possible. (b) In the event that Eligible Recipient provides Supplemental Services, pursuant to paragraph (a) above, Supplier shall be responsible for the [**], provided that the Eligible Recipient notifies Supplier of such [**] in advance. With respect to the provision by the Eligible Recipient of additional resources to assist Supplier, the Parties will work together in good faith to best deploy and use such additional resources and Supplier [**] such additional resources provided such resources are reasonably necessary to restore the Deficient Services to the levels of quality and timeliness required by this Agreement. Subject to Article 18, all reasonable cover costs associated with the exercise of such step- in rights shall be borne by Supplier. (c) The Eligible Recipient’s exercise of its step-in rights shall not constitute a waiver by the Eligible Recipient of any termination rights or rights to pursue a claim for damages arising out of the failure that led to the step-in rights being exercised. Supplier’s performance under this Section or acceptance of Supplemental Services shall not be deemed an admission of a breach of this Agreement. The foregoing does not limit Supplier’s liability, except as provided in Article 18, to the Eligible Recipient with respect to any default or non-performance by Supplier under this Agreement. 4.5 Rights to In-Source or Use Third Parties; Exclusivity; Cooperation. (a) Right of Use. Subject to Section 4.5(b) below, this Agreement shall not be construed as a requirements contract and shall not be interpreted to prevent any Eligible Recipient from obtaining from third parties (each, a “Third Party Contractor”), or providing to itself or to any other Eligible Recipient, any or all of the Services or any other services; provided however, the Dependent Services shall be deemed to be dependent on one another, such that an Eligible Recipient executing a Supplement for any of the Dependent Services, must contract for all of the Dependent Services unless (i) there is a Material Deficiency in the delivery of the applicable Service in which case the affected Eligible Recipient may in-source or re-source such Service, (ii) there is an Ascension Health Special Circumstance that requires that certain Services be in-sourced (and the applicable Eligible Recipient may, as part of such in-sourcing, use third party vendors to provide certain of those in-sourced services, but shall not outsource an entire functional area) or (iii) otherwise agreed by the Parties. Subject to Section 4.5(b) below, nothing in this Agreement shall be construed or interpreted as limiting Ascension Health’s right or ability to add or delete Eligible Recipients or increase or decrease its demand for Services. Except with respect to the Dependent Services and subject to Section 4.5(b) [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 12 below, nothing in this Agreement shall be construed or interpreted as limiting Ascension Health’s right or ability to change the contracted Service volumes or move parts of any Service in or out of scope. If Ascension Health adds or deletes Eligible Recipients or any Eligible Recipient increases or decreases its demand for Services or obtains Services from a Third Party Contractor or provides Services to itself or another Eligible Recipient (to the extent permitted by this Agreement), the amount to be paid to Supplier by the applicable Eligible Recipient will be equitably adjusted in accordance with this Agreement, consistent with Exhibit 3 and Exhibit 4 (e.g., KPI targets and Service Levels). (b) Exclusivity. Except as expressly set forth herein (including without limitation Section 3 of Exhibit 17), for purposes of Acute Care only, Ascension Health agrees that (i) from the Effective Date, the Current Book Eligible Recipients, and (ii) from the applicable Supplement Effective Date, the acquired Eligible Recipient Units as referenced in Section 4.5(c) and the Additional Book Eligible Recipients, shall obtain from Supplier all of their respective requirements for Dependent Services and Physician Advisory Services, except in each case of (i) and (ii), with respect to any de minimis portion of such Eligible Recipient’s requirements that (A) is being performed by itself or a third party as of the Effective Date or the Supplement Effective Date, as applicable, and (B) continues to be so performed. The foregoing commitment will not apply to the extent: (w) there is a Material Deficiency in the delivery of the applicable Service in which case the affected Eligible Recipient may in-source or re-source such Service, provided that if Ascension Health or such Eligible Recipient subsequently elects to submit such Service for a competitive procurement process, Ascension Health or such Eligible Recipient, as applicable, shall obtain for Supplier a fair and reasonable opportunity to submit a bid to perform such Service and Ascension Health or such Eligible Recipient, as applicable, shall consider such bid in good faith; (x) Ascension Health (and all Eligible Recipients) shall retain the right to utilize their internal resources, including by employing their own personnel, to provide services that are equivalent or similar to the Physician Advisory Services; (y) with respect to an acquired Eligible Recipient Unit as referenced in Section 4.5(c), if and to the extent a Dependent Service or Physician Advisory Service is not transitioned to Supplier in accordance with Section 4.5(c)(ii); or (z) otherwise agreed by the Parties (including in connection with an Unused Service, a CB Discontinued Service or an AB Re-Assessment). (c) Acquisitions. (i) Ascension Health shall promptly notify Supplier after Ascension Health or any Ascension Health Affiliate acquires an Eligible Recipient Unit (including by, for example, building a hospital). (ii) If Ascension Health, or any Ascension Health Affiliate receiving Services pursuant to a Supplement, acquires an Eligible Recipient Unit that is performing for itself (or has an affiliated third party perform for it), or does not then- currently perform or contract for, services that are the same as, or substantially similar to, Dependent Services or Physician Advisory Services for Acute Care (such acquired Eligible Recipient Unit, upon its execution of a new Supplement or addition to an existing Supplement, a “New ABM”), then promptly after such acquisition is closed and, solely in the case of such an acquisition, subject to any restrictions imposed as part of the terms of the acquisition or due to any material pre-existing conditions at the applicable Eligible Recipient Unit that cannot be cured or removed using commercially reasonable efforts, Ascension Health and the applicable Ascension Health Affiliate shall use their respective commercially reasonable efforts to transition such services for Acute Care to Supplier pursuant to a new Supplement (in the case of Ascension Health) or an

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 13 amendment to an existing Supplement (in the case of an Ascension Health Affiliate) as soon as is reasonably practicable. (iii) If Ascension Health or such Ascension Health Affiliate acquires an Eligible Recipient Unit that is currently receiving substantially all of its Dependent Services or Physician Advisory Services for Acute Care from an unaffiliated third party, then such Eligible Recipient Unit may continue receiving such services from the existing third party provider, until the earlier of (A) the expiration or termination of such agreement, without any termination fee or expenses, and (B) the time that is mutually agreed upon by Ascension Health and Supplier. Notwithstanding the foregoing, Supplier may require that such Eligible Recipient Unit terminate its existing contract(s) with such third party providers and commence receiving Dependent Services or Physician Advisory Services for Acute Care under the terms of this Agreement, provided that there is a pre-existing termination right under the applicable existing contract(s), Supplier shall pay for any and all termination charges for which such Eligible Recipient Unit, Ascension Health or the Ascension Health Affiliate is responsible that may be applicable for terminating such contract and indemnifies such Eligible Recipient Unit, Ascension Health and the Ascension Health Affiliate from any other third party claims associated with such termination of the third party contract(s). (d) Supplier Cooperation. Subject to Section 4.3, Supplier shall reasonably cooperate with and work in good faith with Ascension Health, the other Eligible Recipients and Third Party Contractors as described in this Agreement or requested by Ascension Health and at no additional charge to Ascension Health or another Eligible Recipient. If any such Third Party Contractor may receive or may have access to any of Supplier’s Confidential Information or intellectual property that constitutes or includes Confidential Information, Supplier’s obligation to cooperate hereunder shall be subject to (y) the execution of a non-disclosure agreement, between Supplier and the applicable Third Party Contractor, that is reasonably satisfactory to Supplier, and (z) Ascension Health and the Eligible Recipient using commercially reasonable efforts to limit such Third Party Contractor’s access to and receipt of such Confidential Information or intellectual property. If and to the extent requested by an Eligible Recipient, Supplier shall provide such cooperation by, among other things: (i) timely providing physical access and electronic access (including, at Eligible Recipient’s sole discretion and cost, any temporary Third Party Software licenses required to permit an Eligible Recipient or Third Party Contractor to perform services within the Services environment) to business processes and associated Equipment, Materials and/or Systems to the extent necessary and appropriate for Ascension Health, the other Eligible Recipients or Third Party Contractors to perform the work assigned to them; (ii) timely providing required access to Supplier Facilities; (iii) timely providing written requirements, standards, policies or other documentation for the business processes and associated Equipment, Materials or Systems procured, operated, supported or used by Supplier in connection with the Services; (iv) timely providing access to Ascension Health Data to the Eligible Recipients and/or Third Party Contractors in the same manner and to the same extent access to such data is required to be provided by Supplier to Ascension Health; (v) timely providing cooperation and assistance in accordance with Section 20.7 to facilitate the orderly transfer of Affected Services from Supplier to Ascension Health, the other Eligible Recipients and/or Third Party Contractors, except for compensation as provided for in Section 20.7; (vi) using commercially reasonable efforts to prevent degradation in the performance of the Services caused by the adjustments made by Supplier following such transfer of Services; (vii) establishing procedures and other arrangements with Third Party Contractors to ensure continuity of service to Ascension Health (e.g., RACI charts, multi-supplier governance procedures); and (viii) any other cooperation or assistance reasonably necessary for Ascension Health, the other Eligible Recipients and/or Third Party

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 14 Contractors to perform the work in question. Ascension Health Personnel and Third Party Contractors shall comply with Supplier’s reasonable security and confidentiality requirements, and shall, to the extent performing work on Materials, Equipment or Systems for which Supplier has operational responsibility, comply with Supplier’s reasonable standards, methodologies, and procedures. If requested by an Eligible Recipient, Supplier shall enter into a mutually agreed joint governance and issue resolution document between Supplier and Third Party Contractors who provide similar or related services to the Eligible Recipient. 4.6 Divestitures. (a) Additional Book Divestiture Prior to Commencement of Services. Upon no less than [**] prior written notice to Supplier, Ascension Health or an Eligible Recipient may sell or divest (to an unaffiliated third party or Entity that is not an Eligible Recipient) any Eligible Recipient Unit qualifying as or part of an Additional Book Eligible Recipient that has not commenced receiving Services from Supplier; provided, however, if any such Eligible Recipient Unit was scheduled to commence receiving Services in accordance with an applicable Transition Plan or Detailed Transition Plan within [**] days after the date of Divesting Approval, then Ascension Health or the applicable Additional Book Eligible Recipient, as the case may be, shall pay Supplier the Implementation Fee (as set forth in Exhibit 4) that would have otherwise been charged on such date on which the Implementation Fee would have otherwise been paid. Notwithstanding anything to the contrary contained in this Agreement, upon any such sale or divestiture pursuant to this Section 4.6(a), such Eligible Recipient Unit’s right to receive Services under this Agreement shall expire, except for its receipt of Disengagement Services requested by Ascension Health to the extent such Disengagement Services are reasonably necessary due to a material dependency by such Eligible Recipient Unit on Services provided by Supplier to a different Eligible Recipient (e.g., if the divested Eligible Recipient Unit is materially dependent on back-office services provided by Supplier to a different Eligible Recipient), pursuant to Section 20.7 (b) Divestiture after Commencement of Services. Ascension Health shall provide prompt notice to Supplier of any formal local board approval (whether from Ascension Health or the applicable Eligible Recipient) of any sale or divestiture (to an unaffiliated third party or Entity that is not an Eligible Recipient) of an Eligible Recipient Unit that is then- currently receiving Services. If Ascension Health or an Eligible Recipient sells or divests (to an unaffiliated third party or Entity that is not an Eligible Recipient) an Eligible Recipient Unit that is then-currently receiving Services, Ascension Health shall provide Supplier with no less than [**] days’ notice prior to the closing of such sale or divestiture (or such shorter period as may be required by applicable Law) (the “Required Divestiture Election Notice Period”), which notification (the “Divestiture Election Notice”) shall set forth such divested or sold Eligible Recipient Unit’s decision to either: (i) continue receiving Services from Supplier under the existing Supplement for up to one (1) year after the closing of such sale or divestiture (the “Interim Service Period”), after which time it must renegotiate new terms with Supplier in order to continue receiving Services (otherwise its right to receive Services under this Agreement shall expire, subject to its receipt of Disengagement Services, pursuant to Section 20.7), subject to (A) such divested or sold Eligible Recipient Unit (or the acquirer thereof) entering into a written agreement with Supplier whereby such Eligible Recipient Unit (or acquirer, as the case may be) agrees to abide (or, in the case of the acquirer, cause the Eligible Recipient Unit to abide) [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 15 by the terms and conditions of the MPSA and the applicable Supplement during the Interim Service Period, and (B) the acquirer of such Eligible Recipient Unit (or the divested or sold Eligible Recipient Unit itself) contractually committing in writing with Supplier to pay to Supplier any applicable Acquirer Termination Charges in the event such Eligible Recipient Unit (or acquirer thereof) does not come to a written contractual agreement with Supplier for the continued receipt of Services beyond the Interim Service Period. For purposes of this provision, “Acquirer Termination Charges” means a one-time termination fee equal to 0.65% of the Cash Collections for the applicable sold or divested Eligible Recipient Unit for the trailing twelve (12) month period prior to the date on which the Eligible Recipient Unit’s right to receive Services (other than Disengagement Services) expires, which percentage shall decrease to zero percent (0%) on a straight line basis over the five (5) year period beginning on the applicable Supplement Effective Date (i.e., no such termination fee will be due if the date on which the Eligible Recipient Unit’s right to receive Services (other than Disengagement Services) expires is five (5) years or more after the applicable Supplement Effective Date); or (ii) cease the provision of Services by Supplier as of the date of consummation of the sale or divestiture, subject to its receipt of Disengagement Services, pursuant to Section 20.7. Ascension Health shall provide Supplier with no less than one hundred twenty (120) days’ written notice prior to such sale or divestiture of such Eligible Recipient Unit’s election under this clause (ii). Ascension Health or the applicable Eligible Recipient shall pay to Supplier of any applicable divestiture termination, to be calculated as set forth below (“Divestiture Termination Charges”). The Divestiture Termination Charges shall be a one- time termination fee equal to 0.65% of the Cash Collections for the applicable divested or sold Eligible Recipient Unit for the trailing twelve (12) month period prior to the date on which the sale or divestiture is consummated, which percentage shall decrease to zero percent (0%) on a straight line basis over the five (5) year period beginning on the applicable Supplement Effective Date (i.e., no such termination fee will be due for any divestiture consummated five (5) years or more after the applicable Supplement Effective Date); provided, however, that if Ascension Health does not provide the Divestiture Election Notice within the Required Election Notice Period, Ascension Health or the Eligible Recipient Unit, as applicable, shall be deemed to have elected to proceed under clause (ii) above and Ascension Health or the applicable Eligible Recipient shall pay the Divestiture Termination Charge to Supplier as set forth therein. For clarity, an applicable Eligible Recipient shall continue to receive Services for any other Eligible Recipient Units that are receiving Services and which are not the subject of such divestiture or sale. (c) Divestiture to an Affiliate or an Eligible Recipient. If Ascension Health or an Eligible Recipient sells or divests, to an Affiliate of any of them or an Eligible Recipient, an Eligible Recipient Unit, (i) Ascension Health shall provide Supplier with prompt written notice of such sale or divestiture, and (ii) such Eligible Recipient Unit shall continue receiving Services from Supplier after the closing of such sale or divestiture for the remainder of the Term and Ascension Health shall ensure that the terms and conditions of this Agreement continue to apply thereto as if such sale or divestiture had not occurred.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 16 5. REQUIRED CONSENTS. 5.1 Administrative Responsibility. At [**] Supplier shall undertake all administrative activities necessary to obtain all Required Consents. At Supplier’s request, the Eligible Recipient will cooperate with Supplier in obtaining the Required Consents by executing appropriate Eligible Recipient approved written communications and other documents prepared or provided by Supplier. The Parties shall cooperate in minimizing or eliminating any costs associated with obtaining Required Consents. 5.2 Financial Responsibility. Supplier [**] any Required Consents, or where Supplier terminates a Third Party Contract, any termination and re-licensing fees or expenses associated with third party licenses or contracts. 5.3 Contingent Arrangements. Subject to Section 5.2, if (a) Supplier determines to cease seeking to obtain a Required Consent or (b) despite using commercially reasonable efforts, Supplier is unable to obtain a Required Consent, in each case with respect to any Ascension Health Third Party Contract for Third Party Software, then Supplier shall, with Ascension Health’s consent (which may not be unreasonably withheld, conditioned or delayed) (i) replace the Eligible Recipient license for such Third Party Software with a Supplier license, (ii) replace such Third Party Software with other software offering equivalent features and functionality, or (iii) secure the right to manage such Third Party Software on behalf of the Eligible Recipient. If, subject to Section 5.2, Supplier is unable to, or determines to cease seeking to, obtain a Required Consent with respect to any other Third Party Contract, then, unless and until such Required Consent is obtained, Supplier may, at Supplier’s election (1) replace such Third Party Contract with services provided by Supplier or a Subcontractor to be chosen by Supplier, subject to Section 9.11(a), or (2) manage such Third Party Contract on the Eligible Recipient’s behalf in accordance with Section 6.6(a) and perform all obligations and enforce all rights under such Third Party Contract as if Supplier were a party to the agreement in the Eligible Recipient’s place. If management of such Third Party Contract is not legally or contractually possible or Supplier is unable to obtain any other Required Consent, Supplier shall determine and adopt, subject to Ascension Health’s consent (which may not be unreasonably withheld, conditioned or delayed), such alternative approaches as are necessary and sufficient to provide the Services without such Required Consent. Supplier will be [**] If such alternative approaches are required for a period longer than [**] days following the Commencement Date, the Parties shall equitably adjust the terms [**] specified in the applicable Supplement to reflect [**] and any Services not being received by the Eligible Recipients. 5.4 Consents Regarding Real Estate Leases. Except as mutually agreed by the Parties, Supplier shall not be (a) required to undertake any administrative activities, bear any cost of obtaining, or be subject to any requirement with respect to, any Required Consents with respect to any real estate or facility leases or (b) financially or operationally responsible for or manage, and shall not be required to take assignment of or assume, any real estate or facility leases. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 17 6. FACILITIES, SOFTWARE, EQUIPMENT, CONTRACTS AND ASSETS ASSOCIATED WITH THE PROVISION OF SERVICES. 6.1 Service Facilities. Supplier and its Affiliates will supply or provide the Services only at or from the following locations (collectively, the “Approved Service Facilities”): (i) the Ascension Health Facilities identified in the applicable Supplement, but only for the Services or categories of Services contemplated to be provided in such Supplement; or (ii) the Supplier Facilities, as identified in Exhibit 7, but only for the Services or categories of Services set forth in Exhibit 7 (as described in (i) and (ii), such Services or categories of Services for any particular Approved Service Facility, the “Approved Service Types”). Supplier’s Subcontractors will supply or provide the Services only at or from service locations (A) set forth in Exhibit 7, (B) that are Ascension Health Facilities or (C) that are otherwise permitted by applicable Law (x) within the United States and India, from which Supplier or the applicable Subcontractor provided services under the Prior MPSA, provided that any change in service location is approved in advance by Ascension Health, which approval shall not be unreasonably withheld, conditioned or delayed, or (y) within any other country, provided that any change in service location is approved in advance by Ascension Health, in Ascension Health’s sole discretion. For the avoidance of doubt and without limitation, Section 20.9 shall apply to the preceding sentence. (a) Notwithstanding the foregoing: (i) Addition of Services or Categories of Services to an Approved Service Facility: If Supplier requests to add any particular Service or category of Service as an Approved Service Type for any then-existing Approved Service Facility, then (1) Supplier shall provide at least [**] days advance written notice to Ascension Health of its intent to provide such additional Service or category of Service from the applicable Approved Supplier Facility, (2) Supplier shall provide Ascension Health with a detailed description of the Service or category of Service to be added and such other information as Ascension Health may reasonably request, including the Service Levels that would be applicable to such Service or category of Service, and (3) such request must be approved by Ascension Health, which approval shall not be unreasonably withheld, conditioned or delayed; provided that it shall always be reasonable for Ascension Health to withhold its consent with respect to any such request if, after engaging in good faith discussions with Supplier, it has reasonable concerns regarding whether the use of such Approved Service Facility for an additional Service or category of Service is compliant with applicable Law and/or any requirements of this Agreement. Upon such approval being granted, the Parties shall update Exhibit 7 or the relevant Supplement, as applicable, to add such approved Service or category of Service as an Approved Service Type for the applicable Approved Service Facility. (ii) Physical Expansion or Modification of a Supplier Facility: Supplier may physically modify or expand any then-existing Supplier Facility, including through moving to (or adding) new floors, or moving to (or adding) new buildings that are within the same Metropolitan Region as the original Supplier Facility, provided that (1) there is no resulting change in the number of Approved Service Types at the modified or expanded Supplier Facility, and (2) Supplier provides Ascension Health with prior written notice of its intention to undertake such modification or expansion. Upon Supplier providing such notice, all such modified or expanded facilities shall be considered to be part of the original Supplier Facility and the Parties shall make any necessary [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 18 modifications to Exhibit 7 or the relevant Supplement, as applicable, to reflect the same (e.g., modifying or adding new addresses). Moving Services or Categories of Services to New Service Facilities: If Supplier wishes to move the provision of any Approved Service Type from any Approved Service Facility to a facility that is not an Approved Service Facility (“New Service Facility”), then such New Service Facility shall become an Approved Service Facility for such Approved Service Types: (1) upon Supplier providing Ascension Health [**] days prior written notice of such move, if the New Service Facility is in the same Metropolitan Region as any Approved Service Facility; (2) provided Supplier requests the approval of Ascension Health at least [**] days prior to such a move, Ascension Health granting approval of such a move, which approval shall not be unreasonably withheld, conditioned or delayed, if the New Service Facility and the Approved Service Facility are both located in the United States (but not in the same Metropolitan Region); or (3) upon Ascension Health providing its approval of such a move, which approval shall be granted in Ascension Health’s sole discretion, if the New Service Facility is in a country where no Approved Service Facility is located. Upon the provision of such notice or the granting of such approval, as applicable, the Parties shall update Exhibit 7 or the relevant Supplement, as applicable, to add such newly added Approved Service Facilities. (iii) Moving an Approved Service Type between Approved Service Facilities: Supplier may, in its sole discretion and with [**] days prior written notice to Ascension Health, move the provision of any Service or category of Service from any Approved Service Facility to another Approved Service Facility, provided that such Service or category of Service is an Approved Service Type at the destination Approved Service Facility. (b) Supplier shall be [**] resulting from any Supplier-initiated relocation or moving of an Approved Service Type to a new or different Supplier Facility, including any [**] incurred or experienced by any Eligible Recipient as a result of such relocation or movement of Services. At [**], an independent third party mutually chosen by Supplier and Ascension Health shall, every calendar year (to be carried out in six-month phases), conduct an operational audit of all Supplier Facilities owned or operated by Supplier located outside of the United States, which audit shall include an assessment of: (A) the existence and quality of standard operating procedures at the relevant Supplier Facility; (B) such Supplier Facility’s level of compliance with such standard operating procedures; and (C) technological configurations at such Supplier Facility. Supplier and Subcontractors may store and process Ascension Health Data only in (i) the Approved Service Facilities located in the United States, (ii) the locations identified as “Data Locations” in Exhibit 7 or (iii) the applicable Supplement as facilities where Ascension Health Data may be stored or processed (collectively, the “Approved Data Facilities”). Supplier shall not transfer Ascension Health Data to any other locations, nor change the locations for storage or processing of such Ascension Health Data, except for (A) transfers or changes between or among Approved Data Facilities within the United States, (B) transfers or changes expressly permitted in the applicable Supplement or in Exhibit 7, or (C) as otherwise approved by Ascension Health though its express written consent, which consent may be given in Ascension Health’s sole discretion; provided, however, that for purposes of this Section 6.1(c) and subject to any restrictions set forth in Exhibit 7, the remote viewing or accessing of Ascension Health Data from an [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 19 Approved Service Facility or Approved Data Facility shall be deemed neither a “transfer” nor a “change in location.” Within [**] days following the Effective Date, Supplier and Ascension Health shall, in good faith, mutually agree (each acting reasonably) upon a plan to address any issues with respect to any provision of services to Supplier in Canada regarding email servers in connection with this Section 6.1(c), and the Parties agree that, for the avoidance of doubt and without limitation, Section 20.9 shall apply with respect thereto. 6.2 Ascension Health Facilities. (a) Access and Use. Eligible Recipients shall provide Supplier with access to and the use of the locations (or equivalent space) identified in the applicable Supplement or in Exhibit 7 as locations for the performance of Services (“Ascension Health Facilities”) for the periods specified therein solely as necessary for Supplier to perform its obligations under this Agreement. If any given Supplement provides that an Eligible Recipient will make office space or storage space at any Ascension Health Facilities available to Supplier, then such Eligible Recipient will provide such space and any reasonable and customary related office support services and office equipment (such as parking privileges, access cards or badges, office equipment, phone equipment, phone service, Internet access, and furniture), to Supplier, as such level of support services may be modified from time to time, but only to the extent the Eligible Recipient provides such items to its own employees at such location. Supplier’s use of any of Ascension Health Facilities shall not constitute or create a leasehold interest, and the Eligible Recipient may, by notice to Supplier from time to time, require that Supplier re-locate to other reasonably equivalent space. THE ASCENSION HEALTH FACILITIES ARE PROVIDED BY ELIGIBLE RECIPIENTS TO SUPPLIER ON AN AS-IS, WHERE-IS BASIS. ASCENSION HEALTH AND THE OTHER ELIGIBLE RECIPIENTS EXPRESSLY DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO THE ASCENSION HEALTH FACILITIES, OR THEIR CONDITION OR SUITABILITY FOR USE BY SUPPLIER. (b) Ascension Health Rules. In performing the Services, Supplier shall observe and comply with all Eligible Recipient policies, guidelines, rules, and regulations applicable to Ascension Health Facilities or the performance of the Services, including those set forth in the applicable Supplement and Exhibit 8 and those communicated to Supplier or Supplier Personnel by the means generally used by the Eligible Recipient to disseminate such information to its employees or contractors (collectively, “Ascension Health Rules”). Supplier shall be responsible for the promulgation and distribution of Ascension Health Rules to Supplier Personnel. In addition, Supplier and Supplier Personnel shall be responsible for familiarizing themselves with the premises and operations at each Ascension Health Facility and the Ascension Health Rules applicable to such Ascension Health Facility. Additions or modifications to the Ascension Health Rules may be (i) disclosed to Supplier and Supplier Personnel in writing, (ii) conspicuously posted at an Ascension Health Facility, (iii) electronically posted, or (iv) communicated to Supplier or Supplier Personnel by means generally used by an Eligible Recipient to disseminate such information to its employees or contractors. Supplier and Supplier Personnel shall observe and comply with such additional or modified Ascension Health Rules. At an Eligible Recipient’s request, Supplier Personnel shall participate in Eligible Recipient provided training programs regarding Ascension Health Rules. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 20 6.3 Supplier’s Responsibilities Regarding Ascension’s Network (Information Technology Obligations). (a) To the extent any Equipment used by Supplier or Supplier Personnel is, with an Eligible Recipient’s approval, to be connected to any network operated by or on behalf of an Eligible Recipient (a “Ascension Health Network”), such Equipment (and all Software installed thereon) shall be (i) subject to review and approval in advance by Ascension Health and the applicable Eligible Recipient (Supplier shall cooperate with Ascension Health and the Eligible Recipient in the testing, evaluation and approval of such Equipment), (ii) in strict compliance with the then-current Ascension Health Rules and Ascension Health Standards, unless and to the extent deviations are approved in writing in advance by Ascension Health and the Eligible Recipient. Supplier shall not install or permit the installation of any other software on such Equipment without Ascension Health and the Eligible Recipient’s prior approval. Supplier will use each Ascension Health Network for the sole and limited purpose of and to the limited extent necessary for performing the Services. Supplier shall not access, or attempt to access, any part of any Ascension Health Network that Supplier is not authorized to access, including any part of the Ascension Health Network that is not reasonably necessary for and pertinent to the performing the Services. (b) Except as otherwise agreed in a Supplement all Services involving the use of Ascension Health Owned Materials will be performed on or using an Ascension Health Network designated by Ascension Health and the Eligible Recipient. (c) Supplier shall access a Ascension Health Network using only Access Codes provided by an Eligible Recipient, and shall ensure that only the Supplier Personnel who are authorized by an Eligible Recipient to use an Access Code (by name, title, job function or otherwise) use such Access Code to access the Ascension Health Network. Supplier shall inform Ascension Health and the Eligible Recipient of the name(s) of each of the Supplier Personnel that Supplier desires Ascension Health and the Eligible Recipient to authorize to access any Ascension Health Network. Supplier shall notify Ascension Health and the Eligible Recipient promptly if any of the Supplier Personnel who has been granted an Access Code has been (i) terminated from employment or otherwise is no longer one of the Supplier Personnel, or (ii) reassigned and no longer requires access to the Ascension Health Network. Supplier shall ensure that no one other than those Supplier Personnel who receive Access Codes in accordance with this Agreement access the Ascension Health Network through any Access Codes, facilities or other means provided by Ascension Health or the Eligible Recipient to Supplier. Access Codes will be deemed Confidential Information of Ascension Health. (d) Supplier acknowledges and agrees that, to the extent permitted by applicable Law, Ascension Health and the Eligible Recipients have the right to monitor, review, record and investigate all uses of the Ascension Health Network and Ascension Health and Eligible Recipient resources by Supplier, including all email or other communications sent to, from, or through the Ascension Health Network, regardless of the content of such communications, and Supplier hereby consents to such reviewing, monitoring, recording and investigation. Supplier acknowledges and agrees that it does not have any expectation of privacy with respect to any personal information or communications made by or to it through the Ascension Health Network. (e) Remote access to any Eligible Recipient’s Systems for maintenance and support of products and for any other purpose allowed by this Agreement is subject to compliance with Ascension Health’s and/or the Eligible Recipient’s remote access and other security requirements. Supplier’s access may require prior certification by Ascension Health and/or the Eligible Recipients that Supplier complies with Ascension Health’s and/or the Eligible Recipient’s security policies and standards. Ascension Health and the Eligible

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 21 Recipient may modify such security requirements and Supplier must comply with the most recent version of Ascension Health’s and/or the Eligible Recipient’s security requirements. Supplier shall not be liable for any alleged breach of security requirements set forth in this Agreement to the extent the security requirements of Ascension Health and the Eligible Recipient conflict, provided that in the event of a conflict, the Supplier is in compliance with one or the other. Notwithstanding the foregoing, if Supplier becomes aware of a conflict between Ascension Health’s security requirements and an Eligible Recipient’s security requirements, Supplier shall notify Ascension Health of the conflict and comply with the security requirements as directed by Ascension Health. Supplier must ensure that each of its personnel having access to any part of a Eligible Recipient’s computer system: (i) is assigned a separate log-in ID by the Eligible Recipient and uses only that ID when logging on to the Eligible Recipient’s system; (ii) logs-off the Eligible Recipient’s system immediately upon completion of each session of service; (iii) does not allow other individuals to access the Eligible Recipient’s computer system; and (iv) keeps strictly confidential the log-in ID and all other information that enables access. Supplier must promptly notify each Eligible Recipient upon termination of employment or reassignment of any of its personnel with access to Eligible Recipient’s computer system. If Ascension Health or the Eligible Recipient revises the requirements for access to its computer system, then Ascension Health or such Eligible Recipient, as applicable must notify Supplier of the changed or additional requirements and Supplier must comply with them as a prerequisite to further access. Any Eligible Recipient may require each individual who is to be allowed access to that Eligible Recipient’s computer system to acknowledge the individual’s responsibilities in connection with the access. (f) Any Software installed on an Ascension Health Network by Supplier after the applicable Supplement Effective Date shall be subject to acceptance testing as follows (“Acceptance Testing”): (i) Unless otherwise specified in the Supplement, Supplier shall be responsible for installing the Software and conducting Software evaluation and Acceptance Testing in accordance with the dates and/or time limits in the Supplement. Supplier shall provide all maintenance required for the Software to operate in accordance with the applicable Supplement and the Specifications. (ii) On the installation date for the products at the Eligible Recipient’s site(s) pursuant to each Supplement, Supplier shall certify in writing to the Eligible Recipient that the products are ready for Acceptance Testing. With Supplier’s assistance, Eligible Recipient shall have the option, within [**] calendar days after receipt of such certification, to conduct Acceptance Testing, which may include full-stress testing to determine whether, in Eligible Recipient’s reasonable judgment exercised in good faith: (i) the product meets the functionality and performance characteristics described in the Supplement; and, (ii) the product is capable of running at full load, on a repetitive basis, using a variety of Eligible Recipient’s actual data, without failure (“Acceptance Tests”). (iii) If an Eligible Recipient elects to conduct Acceptance Testing and in such case the products successfully complete the Acceptance Tests, Eligible Recipient shall so notify Supplier in writing within [**] business days and the products shall be deemed to be Accepted. In such case, the acceptance date shall be the date that the products satisfactorily complete all of the tests specified above (“Acceptance Date”). If the applicable Eligible Recipient has not notified [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 22 Supplier of the successful completion or the failure of any such Acceptance Test within [**] days after the certification by Supplier, such test shall be waived and the products shall be deemed to have been Accepted by such applicable Eligible Recipient. (iv) If the products fail to meet any or all of the specified Acceptance Tests, Eligible Recipient shall notify Supplier of such failure in writing and Supplier shall have [**] business days in which to correct, modify, or improve the products to cause them to meet each Acceptance Test. Thereafter, Eligible Recipient shall have [**] additional business days in which to repeat all of the Acceptance Tests specified above. This process shall be repeated as may be necessary until the products meet the Acceptance Tests; provided, however, that if the products do not achieve Acceptance hereunder within [**] calendar days after Supplier’s initial written certification to Eligible Recipient that the products are ready for Acceptance Testing, then Eligible Recipient shall have the right and option to: (i) request the removal of the products failing to meet the acceptance criteria; and/or (ii) extend the Acceptance Testing subject to Eligible Recipient’s right to request removal of such product. (v) During all Acceptance Testing, Supplier shall provide support equal to that to be provided after Acceptance, at no additional cost to Eligible Recipient.[**] 6.4 Ascension Health Access to Supplier Facilities. In addition to the access rights described in Sections 4.5 and 9.10, Supplier shall provide to Ascension Health, [**], (i) reasonable access to and use of Supplier Facilities and (ii) reasonable access to reasonable work/conference space at Supplier Facilities, in each case for the exercise of Ascension Health’s rights under this Agreement. 6.5 Software, Equipment and Third Party Contracts. (a) Financial Responsibility. To the extent Supplier is financially responsible under the applicable Supplement for any Third Party Contracts (and, in the case of Third Party Contracts to be assigned to Supplier, from the date when Supplier is to assume such Third Party Contracts), Supplier shall (i) pay all amounts becoming due under such Third Party Contracts, and all related expenses; (ii) refund to the Eligible Recipient any prepayment of such amounts in accordance with Section 11.5(a); (iii) pay all modification, termination, cancellation, late payment, renewal or other fees, penalties, charges, interest or other expenses, provided, however, that the applicable Eligible Recipient shall reimburse Supplier for any such amounts to the extent that such amounts result from such Eligible Recipient’s failure to make payments to Supplier as required by this Agreement; (iv) pay all costs associated with the transfer of such licenses, leases and contracts to Supplier, including all taxes associated with such transfer; and (v) subject to Section 15.7(a), be responsible for curing any defaults in Supplier’s performance under such licenses, leases and contracts. (b) Operational Responsibility. To the extent Supplier is operationally responsible under the applicable Supplement for certain Software, Equipment or Third Party Contracts, Supplier shall be responsible, to the extent relevant to the Services, for (i) the evaluation, procurement, testing, installation, use, support, management, administration, operation and maintenance of such Software, Equipment and Third Party Contracts and new, substitute or replacement items (including Upgrades, enhancements, and new versions or [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 23 releases of Software); (ii) the performance, availability, reliability, compatibility and interoperability of such Software, Equipment and Third Party Contracts, each in accordance with this Agreement; (iii) the compliance with and performance of all operational, administrative and non-financial contractual obligations specified in such licenses, leases and contracts; (iv) the administration and exercise of all rights available under such Third Party Contracts; and (v) the payment of any fees, penalties, charges, interest or other expenses resulting from Supplier’s failure to comply with or perform its obligations under this Section 6.5(b). (c) Rights Upon Expiration/Termination. (i) Services Agreements. With respect to all Third Party Contracts that involve the provision of Services for which Supplier is responsible (whether operationally, financially or otherwise) under the applicable Supplement, Supplier shall use all commercially reasonable efforts to (i) ensure that the terms, conditions and prices applicable to Eligible Recipients and/or their designee(s) following expiration or termination are [**], and at least sufficient for the continuation of the activities comprising the Services, and (ii) ensure that neither the expiration/termination of the applicable Supplement nor the assignment of the contract will trigger less [**]. If Supplier is unable to obtain any such rights and assurances, Supplier shall notify Ascension Health and the Eligible Recipient in advance and Supplier shall not use such Third Party Contract without Ascension Health and the Eligible Recipient’s approval (and absent such approval, Supplier’s use of any such contract shall obligate Supplier to obtain or arrange, [**] to the Eligible Recipient, for such assignment or other right for Ascension Health, the other Eligible Recipients and their designee(s) upon expiration or termination). (ii) Licenses and Lease Agreements. With respect to all Third Party Contracts that involve the provision of Software, excluding the RC Tools, for which Supplier is responsible (whether operationally, financially or otherwise) under the applicable Supplement, Supplier shall use all commercially reasonable efforts to (i) obtain for Eligible Recipients and/or their designee(s) the ownership, license, sublicense, assignment and other rights specified in Sections 14.2, 14.3, 14.4, 14.6 and 20.7, (ii) ensure that the granting of such license, sublicense, assignment and other rights is not subject to subsequent third party approval or the payment by Eligible Recipients and/or their designee(s) of license, assignment or transfer fees, (iii) ensure that the terms, conditions and prices applicable to Eligible Recipients and/or their designee(s) following expiration or termination are no less favorable than those otherwise applicable to Supplier, and at least sufficient for the continuation of the activities comprising the Services, and (iv) ensure that neither the expiration/termination of the applicable Supplement nor the assignment of the license or contract [**]. If Supplier is unable to obtain any such rights and assurances, Supplier shall notify Ascension Health and the Eligible Recipient in advance and Supplier shall not use such Third Party Contract without Ascension Health and the Eligible Recipient’s approval (and absent such approval, Supplier’s use of any such license or contract shall obligate Supplier to obtain or arrange, [**] to the Eligible Recipient, for such license, sublicense, assignment or other right for Ascension Health, the other Eligible Recipients and their designee(s) upon expiration or termination). [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 24 (iii) Post-Term Rights to use RC Tools. Ascension Health’s and the applicable Eligible Recipient’s post-term rights with respect to the RC Tools are set forth in the “RC Tools ASP Agreement”, a copy of which is attached as Annex 4. The Parties executed an RC Tools ASP Agreement simultaneously with the Prior MPSA. Supplier’s obligations with respect to the maintenance, support and hosting of the RC Tools as well as Ascension Health’s and the Eligible Recipient’s obligation to provide data and any other requirements with respect to Ascension Health’s and the Eligible Recipient’s use of the RC Tools are set forth in such RC Tools ASP Agreement. The RC Tools ASP Agreement will take effect upon the completion and execution of an “Enrollment Form” (a form of which is attached to the RC Tools ASP Agreement) by an Eligible Recipient after termination of an applicable Supplement. (d) Evaluation of Third Party Software, Equipment. In addition to its obligations under Sections 6.5(a) and (b) and in order to facilitate Ascension Health’s control of architecture, standards and plans pursuant to Section 9.5, Supplier shall use commercially reasonable efforts to evaluate any Third Party Software and Equipment selected by or for an Eligible Recipient to determine whether such Software and Equipment will adversely affect their environment or ability to interface with and use the Software, Equipment and Systems and/or Supplier’s ability to provide the Services. Supplier shall complete and report the results of such evaluation in writing to Ascension Health within [**] days of its receipt of Ascension Health’s request; provided that Supplier shall use commercially reasonable efforts to respond more quickly in the case of a pressing business need or an emergency situation. (e) Ascension Health Provided Equipment. (i) Eligible Recipients shall provide Supplier with the use of the Ascension Health owned and/or leased Equipment identified in the applicable Supplement as “Ascension Health Provided Equipment” (collectively, the “Ascension Health Provided Equipment”) for the periods specified therein solely for and in connection with the performance of the Services. Upon the expiration of the period specified for each item of Ascension Health Provided Equipment in the applicable Supplement (or when such Ascension Health Provided Equipment is no longer required by Supplier for the performance of the Services), Supplier shall promptly return such Ascension Health Provided Equipment to Ascension Health, the other Eligible Recipients and/or their designee(s) in condition at least as good as the condition thereof on the date initially provided to Supplier, ordinary wear and tear excepted. THE ASCENSION HEALTH PROVIDED EQUIPMENT IS PROVIDED BY ASCENSION HEALTH TO SUPPLIER ON AN AS-IS, WHERE-IS BASIS. ASCENSION HEALTH EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO THE ASCENSION HEALTH PROVIDED EQUIPMENT, OR ITS CONDITION OR SUITABILITY FOR USE BY SUPPLIER TO PROVIDE THE SERVICES, INCLUDING WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. (ii) Surplus Ascension Health Provided Equipment. Upon the Eligible Recipient’s request, Supplier shall, [**], dispose of any surplus Ascension Health Provided Equipment in accordance with applicable Laws, and Supplier shall pay the Eligible Recipient any money received from disposal of such Ascension Health Provided Equipment, after deducting the reasonable cost [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 25 incurred by Supplier in disposing of such Ascension Health Provided Equipment. Supplier shall maintain reasonable documentation regarding the disposition of such surplus Ascension Health Provided Equipment, including the costs of and revenues from disposal, and shall make such documentation available to Ascension Health and the applicable Eligible Recipient upon request. Prior to disposing of any such surplus Ascension Health Provided Equipment, Supplier shall certify and warrant that such surplus Ascension Health Provided Equipment does not contain any Ascension Health Confidential Information or Ascension Health Data and that any Ascension Health Confidential Information and Ascension Health Data previously stored on or in such Ascension Health Provided Equipment has been irretrievably removed from such Ascension Health Provided Equipment in accordance with Ascension Health 's standards for retiring equipment. 6.6 Assignment and Management of Third Party Contracts. (a) Assignment and Assumption. Subject to Supplier obtaining any Required Consents, on and as of the Commencement Date (or, if later, the date on which Supplier assumes responsibility for the Services in question in accordance with the Transition Plan), the Eligible Recipient shall assign to Supplier, and Supplier shall assume and agree to perform all obligations related to, Third Party Contracts for which Supplier is financially responsible under this Agreement or the applicable Supplement, including those “assigned” to Supplier pursuant to the applicable Supplement; provided, however, that such assignment shall not include any assignment or transfer of any intellectual property rights in Materials developed under such Third Party Contracts prior to the date of such assignment and, as between the Parties, Ascension Health hereby expressly reserves and retains such intellectual property rights. The Parties shall execute and deliver a mutually satisfactory assignment and assumption agreement evidencing any such assignments. Supplier shall be financially responsible for Third Party Contracts, if the Third Party Contract is or was used by the Eligible Recipient to provide any of the Services. The Parties acknowledge that payor agreements of any kind will not be assigned to Supplier. (b) Items Not Assignable by Commencement Date. (i) With respect to any Third Party Contracts that cannot, as of the Commencement Date (or, if later, the date on which Supplier assumes responsibility for the Services in question in accordance with the Transition Plan), be assigned to Supplier without breaching the terms of such Third Party Contracts or otherwise adversely affecting the rights or obligations of an Eligible Recipient thereunder, the performance obligations shall be deemed to be subcontracted or delegated to Supplier to the extent permitted under such Third Party Contract until any Required Consent, notice or other prerequisite to assignment can be obtained, given or satisfied by Supplier. (ii) It is understood that, from and after the Commencement Date (or, if later, the date on which Supplier assumes responsibility for the Services in question in accordance with the Transition Plan), Supplier, as a subcontractor or delegate under such Third Party Contract (each such Third Party Contract and each Third Party Contract identified in a Supplement as a “Managed Third Party Agreement,” a “Managed Third Party Agreement”; and the applicable Third Party Contractor for a Managed Third Party Agreement, a “Managed Third Party”) shall be administratively, financially and operationally responsible for such Third Party Contract (including with respect to all of Supplier’s obligations with respect thereto in this Section 6.6(b)), and such Eligible Recipient hereby so subcontracts or delegates, as applicable, such responsibilities to Supplier, and Supplier shall assume sole and exclusive authority and control over the use and

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 26 management of such Managed Third Party Agreement and the applicable Managed Third Party. Such Eligible Recipient shall promptly notify such Third Party Contractor that Supplier has been granted the authority to act, and make decisions, for such Eligible Recipient under such Managed Third Party Agreement (including with respect to all of Supplier’s obligations with respect thereto in this Section 6.6(b)). Supplier shall use all commercially reasonable efforts to satisfy the consent, notice or other prerequisites to assignment and, upon Supplier doing so, the Third Party Contract shall immediately be assigned and transferred to and assumed by Supplier (in which case, such Third Party Contract shall cease to be a Managed Third Party Agreement). (iii) Supplier shall: (1) manage the Managed Third Party Agreement with such Managed Third Party, including monitoring operational day-to-day service delivery, monitoring performance, escalating problems for resolution, and maintaining technical support relationships; (2) oversee the Managed Third Party’s delivery of services and compliance with the service levels and the performance standards contained in such Managed Third Party Agreement with the Managed Third Party; (3) notify the Eligible Recipient and the Managed Third Party of each Managed Third Party’s non-incidental failure to perform in accordance with the performance standards or other terms and conditions contained in such Managed Third Party Agreement with the Managed Third Party; (4) escalate such Managed Third Party’s performance failures with respect to such Managed Third Party Agreement to such Managed Third Party’s management as necessary to achieve timely resolution; (5) monitor and manage the Managed Third Party’s efforts to remedy a failure of performance with respect to such Managed Third Party Agreement; (6) communicate to the Eligible Recipient the status of the Managed Third Party’s efforts to remedy a failure of performance with respect to such Managed Third Party Agreement; and (7) recommend retention, replacement, modification, or termination of the Managed Third Party based on the performance or cost benefits to the Eligible Recipient as tracked by Supplier with respect to such Managed Third Party Agreement. For the avoidance of doubt, Ascension Health and the Eligible Recipients shall comply with Supplier’s reasonable directions and instructions regarding each Managed Third Party Agreement with respect to the Services (including with respect to all administrative, financial and operational matters). (c) Non-Assignable Items. If, after Supplier has used all commercially reasonable efforts and after the passage of a reasonable period of time, a Third Party Contract cannot be assigned without breaching its terms or otherwise adversely affecting the rights or obligations of an Eligible Recipient thereunder, the Parties shall take all actions and execute and deliver all documents as may be necessary to cause the Parties to realize the practical effects of the allocation of responsibilities intended to be effected by this Agreement (including those effects described in Section 6.6(b)). In addition to any other reason for excused performance, if (i) a Service Level Default of Supplier is directly attributable to the failure of a Managed Third Party to perform, (ii) Supplier promptly notifies Eligible Recipient that such Managed Third Party is failing to so perform and such failure will impair Supplier’s ability to meet its corresponding Service Level obligation, and (iii) Supplier uses reasonably diligent efforts to meet such Service Levels notwithstanding such failure by the applicable Managed Third Party, then, in such event, Supplier shall be excused from its failure to meet the Service Level. Unless otherwise agreed to by Supplier and Ascension Health, such Eligible Recipient shall pay the Managed Third Party directly pursuant to the applicable Managed Third Party Agreement, and Supplier shall reimburse the Eligible Recipient for the expense incurred in accordance with the payment terms in Exhibit 4. Ascension Health Personnel and Third Party Contractors shall comply with Supplier’s reasonable security and confidentiality requirements, and shall, to the extent performing work on Materials,

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 27 Equipment or Systems for which Supplier has operational responsibility, comply with Supplier’s reasonable standards, methodologies, and procedures. (d) Modification and Substitution. Supplier shall have the sole right to terminate, shorten, modify or extend the Third Party Contracts for which Supplier is financially responsible and may substitute or change suppliers relating to goods or services covered thereby; provided that, except as otherwise disclosed by Supplier and agreed to by the Eligible Recipient, such change(s) (i) shall not constitute a breach of any obligation of the Eligible Recipients; (ii) shall not [**] to the Eligible Recipients; (iii) shall not [**] to the Eligible Recipients [**]; and (iv) shall not provide for less favorable terms, conditions or prices for any Eligible Recipients and/or their respective designee(s) following the expiration or termination of the Term or any applicable Service than would otherwise be applicable to Supplier (except for terms, conditions or prices available to Supplier because of its volume purchases), unless such Third Party Contract is not assignable to the Eligible Recipient after expiration or termination of the Term of any applicable service and the Eligible Recipient agrees that such Third Party Contract is not assignable. Supplier’s rights under the immediately preceding sentence are conditioned upon Supplier paying all applicable termination or cancellation charges, Losses and other amounts due to the applicable third party associated with such action and indemnifying the Eligible Recipients against any such charges, Losses or other amounts associated therewith. Notwithstanding anything to the contrary herein, Supplier shall not terminate, shorten or modify without the Eligible Recipient’s prior written consent any license for Third Party Software either created exclusively for an Eligible Recipient or otherwise not commercially available. Supplier shall reimburse the Eligible Recipients for any termination charges, cancellation charges or other amounts paid by them at Supplier’s direction in connection with any Third Party Contracts. (e) Temporary Waiver. Subject to Supplier’s compliance with the obligations in the second sentence of this paragraph and except for any liability arising from a breach of such obligations, Supplier shall have no liability to Ascension Health or Eligible Recipients for any failure of a Supplier Vendor to comply with a Supplier Vendor Obligation with respect to any Third Party Contract assigned to Supplier by, or managed by Supplier on behalf of, Ascension Health or any Eligible Recipient until the date that is the later of (i) the date that is twelve (12) months following the assignment of, or commencement of Supplier’s management of, such Third Party Contract, and (ii) the first date, after such assignment or such commencement of management, as applicable, on which such Third Party Contract is eligible for renewal or termination (without payment of any termination fees or expenses). With respect to each Third Party Contract, Supplier shall use commercially reasonable efforts to (x) enforce Supplier Vendor Obligations set forth in that Third Party Contract and (y) subject to good faith discussions with Ascension Health regarding whether or not to approach the relevant counterparty with a request to enter into a new or revised Third Party Contract prior to such first date, enter into new or revised Third Party Contracts flowing down Supplier Vendor Obligations to the applicable third parties, in each case from the date Supplier is assigned, or commences management of, such Third Party Contract until the date described in the previous sentence. 6.7 Notice of Defaults. Each Party shall promptly, and in any case (i) within [**] business days after receipt of actual knowledge, inform the other Party in writing of any fraud in connection with, any Third Party Contract used in connection with the Services of which it becomes aware, and (ii) within [**] [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 28 business days after receipt of actual knowledge, inform the other Party in writing of any breach or misuse in connection with, any Third Party Contract used in connection with the Services. Each Party shall cooperate with the other Party to prevent or stay any such breach, misuse or fraud. 7. SERVICE LEVELS. 7.1 Service Levels and Other Performance Standards. Beginning on the Commencement Date (or, if later, the date specified in the applicable Supplement), Supplier shall perform the Services so as to meet or exceed the performance standards designated as “Service Levels” in Exhibit 3 and the applicable Supplement (the “Service Levels”). 7.2 Multiple Service Levels. If more than one Service Level applies to any particular obligation of Supplier, Supplier shall perform in accordance with the most stringent of such Service Levels. 7.3 Service Level Defaults. Service Level Defaults shall be addressed by the Parties as set forth in Exhibit 3. 7.4 Satisfaction Surveys. In addition to the other requirements of this Article 7, Supplier shall meet or exceed the customer satisfaction survey requirements set forth in the applicable Supplement. With respect to associate engagement surveys, (a) Supplier’s senior leadership will conduct four (4) All Hands meetings annually, (b) Supplier shall, prior to March 31, 2017, implement a tool that will provide real-time feedback from employees, and (c) an employee engagement survey will be conducted every two (2) years, and the results thereof will be provided to the JRB. 8. SUPPLIER PERSONNEL. 8.1 Transitioned Employees. Terms applicable to Transitioned Employees are set forth in Exhibit 13. 8.2 Key Supplier Personnel. (a) Approval of Key Supplier Personnel. (i) “Key Supplier Personnel” shall mean the “Site Lead”, the Supplier Executive Sponsor and any other individual designated as “Key Supplier Personnel” in a Supplement. Supplier shall fill the positions specified as Key Supplier Personnel in accordance with this Section 8.2. Supplier shall identify and obtain Ascension Health and Eligible Recipient’s approval of the initial Key Supplier Personnel prior to the completion of any Transition Services, or if no Transition Services are to be performed under a particular Supplement, then prior to the Commencement Date. (ii) Before assigning an individual to act as a Key Supplier Personnel, whether as an initial or subsequent assignment, Supplier shall notify Ascension Health and Eligible Recipient of the proposed assignment, introduce the individual to appropriate Ascension Health and Eligible Recipient representatives, permit Ascension Health and Eligible Recipient representatives to interview the

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 29 individual, and provide Ascension Health and Eligible Recipient with a resume and any other information about the individual reasonably requested by Ascension Health or Eligible Recipient. If Ascension Health or Eligible Recipient in good faith objects to the proposed assignment, the Parties shall attempt to resolve Ascension Health’s or Eligible Recipient’s concerns on a mutually agreeable basis. If the Parties are not able to resolve such concerns within [**] business days, or as otherwise agreed, Supplier shall propose another individual of suitable ability and qualifications. (iii) Ascension Health may from time to time change the positions designated as Key Supplier Personnel under this Agreement with Supplier’s approval, which shall not be unreasonably withheld, conditioned or delayed. (b) Continuity of Key Supplier Personnel. Supplier shall cause each of the Key Supplier Personnel to devote [**] to the provision of Services, at a minimum, unless a different minimum period is specified in the applicable Supplement. Supplier shall not transfer, reassign or remove any of the Key Supplier Personnel (except as a result of voluntary resignation, involuntary termination for cause, illness, disability or death) or announce its intention to do so during the specified period without Ascension Health’s prior approval, which Ascension Health may withhold in its reasonable discretion based on its own self- interest. In the event of the voluntary resignation, involuntary termination for cause, illness, disability or death of any of its Key Supplier Personnel during or after the specified period, Supplier shall (i) give Ascension Health as much notice as reasonably possible of such development, and (ii) expeditiously identify and obtain Ascension Health’s approval of a suitable replacement (which approval shall not be unreasonably withheld, conditioned or delayed). In addition, unless and to the extent a Key Supplier Personnel position ceases to be so designated after a specified period, even after the minimum period specified above, Supplier shall not transfer, reassign or remove any of the Key Supplier Personnel unless and until Supplier has (1) given Ascension Health reasonable prior notice, (2) identified and obtained Ascension Health’s approval of a suitable replacement in accordance with this Section 8.2 at least [**] days prior to the effective date of such transfer, reassignment or removal, (3) demonstrated to Ascension Health’s reasonable satisfaction that such transfer, reassignment or removal will not have an adverse impact on Supplier’s performance of its obligations under this Agreement, and (4) completed any and all necessary knowledge transfer between the departing Key Supplier Personnel and his or her Ascension Health-approved replacement. (c) Retention and Succession. Supplier shall implement and maintain a retention strategy designed to retain Key Supplier Personnel on the Ascension Health account for the prescribed period. Supplier shall also maintain active succession plans for each of the Key Supplier Personnel positions and shall provide such succession plans to Ascension Health for its review upon Ascension Health’s request. 8.3 Supplier Executive Sponsor. Supplier shall designate a “Supplier Executive Sponsor”. The Supplier Executive Sponsor shall (i) be one of the Key Supplier Personnel; (ii) be a full time employee of Supplier; (iii) make his or her primary responsibility the management of the Services; (iv) remain in this position for a minimum period of [**] from the initial assignment (except as a result of voluntary resignation, involuntary termination for cause, illness, disability, or death); (v) serve as the single point of accountability for the Services, (vi) be the single point of contact to whom all Ascension Health [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 30 communications concerning this Agreement may be addressed; (vii) have authority to act on behalf of Supplier in all day-to-day matters pertaining to this Agreement; (viii) have day-to-day responsibility for service delivery, billing and relationship management; and (ix) have day-to-day responsibility for Ascension Health satisfaction and Service Levels attainment. 8.4 Supplier Personnel Are Not Ascension Health Employees. Nothing in this Agreement shall operate or be construed as making Ascension Health (or the other Eligible Recipients) and Supplier partners, joint venturers, principals, joint employers, agents or employees of or with the other. No officer, director, employee, agent, Affiliate, contractor or subcontractor retained by Supplier to perform work on Ascension Health’s behalf hereunder shall be deemed to be an officer, director, employee, agent, Affiliate, contractor or subcontractor of the Eligible Recipients for any purpose. Neither Ascension Health nor the other Eligible Recipients has the right, power, authority or duty to supervise or direct the activities of the Supplier Personnel or to compensate such Supplier Personnel for any work performed by them pursuant to this Agreement. Supplier, and not the Eligible Recipients, shall be responsible and liable for the acts and omissions of Supplier Personnel, including acts and omissions constituting negligence, willful misconduct and/or fraud. Supplier shall be solely responsible for the payment of compensation (including provision for employment taxes, federal, state and local income taxes, workers compensation and any similar taxes) associated with the employment of, or contracting with, Supplier Personnel. Supplier shall also be solely responsible for obtaining and maintaining all requisite work permits, visas and any other documentation for Supplier Personnel. 8.5 Replacement, Qualifications, and Retention of Supplier Personnel. (a) Sufficiency and Suitability of Personnel. Supplier shall assign (or cause to be assigned) sufficient Supplier Personnel to provide the Services in accordance with this Agreement and all such Supplier Personnel shall possess suitable competence, ability, qualifications, education and training for the Services they are to perform and are performing. (b) Requested Replacement. If Ascension Health determines in good faith and not for an unlawful purpose that the continued assignment to Ascension Health of any individual Supplier Personnel (including Key Supplier Personnel) is not in the best interests of the Eligible Recipients, then Ascension Health shall give Supplier notice to that effect requesting that such Supplier Personnel be replaced. Supplier shall, as soon as possible, permanently remove and replace such Supplier Personnel with an individual of suitable ability and qualifications. In such event, Ascension Health shall not be obligated to pay any Charges or other fees relating to the replacement of such Supplier Personnel, including any training or other knowledge transfer activities or overlaps in periods of employment. Nothing in this provision shall operate or be construed to limit Supplier’s responsibility for the acts or omissions of the Supplier Personnel, or be construed as joint employment. (c) Turnover Rate and Data. Supplier shall annually (but with respect to Supplier’s employees, quarterly) measure and report in writing to Ascension Health the turnover rate of Supplier Personnel. Supplier and Ascension Health shall agree on benchmark turnover rates for Supplier Personnel. If such benchmark turnover rates are exceeded, Supplier shall within the [**] business days following delivery of the quarterly or annual, as applicable, report (i) meet with Ascension Health to discuss the reasons for the turnover rate, (ii) submit a proposal for reducing the turnover rate for Ascension Health’s review and approval, and (iii) agree to a program for reducing the turnover rate, [**] Ascension Health. Notwithstanding any transfer or turnover of Supplier Personnel, [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 31 Supplier shall remain obligated to perform the Services without degradation and in accordance with the Service Levels and shall be responsible for all costs related to the transition of personnel and all required training. (d) Intentionally Deleted. (e) Security Clearances/Background Check/Drug Screening. Supplier shall verify (i) that Supplier Personnel are authorized to work in the country in which they are assigned to perform Services and (ii) that Supplier Personnel have not been convicted of, or accepted responsibility for, a felony or a misdemeanor involving a dishonest or violent act, do not use illegal drugs, and are not otherwise disqualified from performing the assigned work under applicable Laws. Supplier may request on a case by case basis that a given Supplier Personnel who does not meet the requirements of clause (ii) above, nevertheless be allowed to provide Services to the applicable Eligible Recipient. Such decision shall be determined by the Chief Financial Officer of the applicable Eligible Recipient, or his/her designee, in his/her sole discretion. To the extent permitted under applicable Laws, Supplier shall perform or have performed a reasonable background check, which shall include at a minimum a criminal history background check and a credit check on all Supplier Personnel assigned to work on Ascension Health’s account, provided that, if a satisfactory background check, including a criminal history background check, credit check and a drug screening test, was completed in connection with the hiring of such Supplier Personnel, it need not be repeated unless otherwise required by applicable Laws or applicable specifications. In addition, Supplier shall screen all Supplier Personnel assigned to work on Ascension Health’s account against the most recent version of the “Specially Designated Nationals List” published by the Office of Foreign Assets Controls of the U.S. Department of the Treasury. Supplier Personnel may also be required to execute confidentiality agreements with Ascension Health, at Ascension Health’s request. The refusal of any Supplier Personnel to enter into such agreements shall be deemed sufficient reason for Ascension Health to request the replacement of such Supplier Personnel pursuant to Section 8.5(b). In addition to the foregoing, Supplier shall perform a drug screening test for Supplier Personnel if the Eligible Recipient’s drug screening policy requires drug screening tests for such applicable Supplier Personnel. 8.6 Reserved. 8.7 Conduct of Supplier Personnel. (a) Conduct and Compliance. While at Ascension Health sites and Facilities, Supplier Personnel shall (i) comply with the Ascension Health Rules and other rules and regulations regarding personal and professional conduct, (ii) comply with reasonable requests of Eligible Recipient personnel pertaining to personal and professional conduct, (iii) attend workplace training offered by Ascension Health or the applicable Eligible Recipient at Ascension Health’s or such Eligible Recipient’s request, and (iv) otherwise conduct themselves in a businesslike manner. (b) Identification of Supplier Personnel. Except as expressly authorized by Ascension Health, Supplier Personnel shall clearly identify themselves as Supplier Personnel and not as employees or representatives of any Eligible Recipient. This shall include any and all communications, whether oral, written or electronic, unless and to the extent authorized by Ascension Health in connection with the performance of specific Services. Except as expressly authorized by Ascension Health, each Supplier Personnel shall wear a badge indicating that he or she is employed by Supplier or its Subcontractors when at any Ascension Health site or Ascension Health Facility.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 32 8.8 Substance Abuse. (a) Employee Removal. To the extent permitted by applicable Laws, Supplier shall immediately remove (or cause to be removed) any Supplier Personnel who is known to be or reasonably suspected of engaging in substance abuse while at an Ascension Health site or an Ascension Health Facility, in an Ascension Health vehicle or while performing the Services. In the case of reasonable suspicion, such removal shall be pending completion of the applicable investigation. Substance abuse includes the sale, attempted sale, possession or use of illegal drugs, drug paraphernalia, or alcohol, or the misuse of prescription or non-prescription drugs. (b) Substance Abuse Policy. Supplier represents and warrants that it has and will maintain substance abuse policies, in each case in conformance with applicable Laws, and Supplier Personnel will be subject to such policies. Supplier represents and warrants that it shall require its Subcontractors and Affiliates providing Services to have and maintain such policies in conformance with applicable Laws and to adhere to this provision. 8.9 Contract Employees. Supplier will comply with all Eligible Recipient payroll and compensation policies that apply to the Contract Employees, including providing notice to the applicable Eligible Recipient about any incentive programs that it implements regarding additional compensation or benefits to the Contract Employees (e.g., gift cards and awards). In addition, Supplier shall perform certain Services using Contract Employees in accordance with Exhibit 5. 9. SUPPLIER RESPONSIBILITIES. 9.1 Policy and Procedures Manual. (a) Delivery and Contents. As part of the Services, [**], Supplier shall deliver to Ascension Health for its review, comment and approval (i) a reasonably complete draft of the Policy and Procedures Manual within [**] days after the Effective Date, and (ii) a final draft of the Policy and Procedures Manual within [**] days after the Effective Date. Ascension Health shall have at least [**] days to review the draft Policy and Procedures Manual and provide Supplier with reasonable comments and revisions. Supplier shall then incorporate any reasonable comments or changes of Ascension Health into the Policy and Procedures Manual and shall deliver a final revised version to Ascension Health within [**] days of its receipt of such comments and changes for Ascension Health’s final approval. At a minimum, the Policy and Procedures Manual shall include: (i) a detailed description of the Services and the manner in which each will be performed by Supplier to the extent not already described in an applicable Supplement; (ii) the procedures for Ascension Health /Supplier interaction and communication, including: (A) call lists; (B) procedures for and limits on direct communication by Supplier with Ascension Health Personnel; (C) problem management and escalation procedures; (D) priority and project procedures; (E) Acceptance Testing and procedures; (F) the data security plan for the Services provided to Ascension Health and the applicable Eligible Recipients; (G) a schedule, format and list of required attendees for performance reporting, account relationship [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 33 management, issues management, risk management, request management and financial management; and (H) disaster recovery/business continuity plans; and (iii) practices and procedures addressing any other issues and matters as Ascension Health shall reasonably require under this Agreement. Supplier shall incorporate Ascension Health’s then current policies and procedures in the Policy and Procedures Manual to the extent that Supplier is directed to do so by Ascension Health. (b) Reserved. (c) Compliance. Supplier shall perform the Services in accordance with applicable Laws and Ascension Health’s then current policies and procedures until the Policy and Procedures Manual is finalized and agreed upon by the Parties. Thereafter, Supplier shall perform the Services in accordance with the Policy and Procedures Manual, all applicable Laws and all other terms and conditions of this Agreement. In the event of a conflict between this Agreement and the Policy and Procedures Manual, this Agreement shall control. (d) Maintenance, Modification and Updating. Supplier shall promptly modify and update the Policy and Procedures Manual to reflect changes in the operations or procedures described therein, to reflect new Supplements or other changes in the work to be performed, and to comply with Ascension Health Standards, Ascension Health Rules, the Technology and Business Process Plan and Strategic Plans as described in Sections 9.5 and 9.12. Supplier shall provide the proposed changes in the manual to Ascension Health for review, comment and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Supplier shall maintain the Policy and Procedures Manual so as to be accessible electronically to Ascension Health management via a secure web site in a manner consistent with Ascension Health’s security policies. 9.2 [**] Review. The Parties shall meet to perform a formal [**] review of the Policy and Procedures Manual. The first [**] meeting shall occur between January and March of 2017 and each subsequent meeting during the Term shall occur [**]Reports. (a) Reports. Supplier shall provide Ascension Health and Eligible Recipient with [**] reports and data sets sufficient to permit Ascension Health and Eligible Recipient to monitor and manage Supplier’s performance along with any other reports to be provided under this Agreement, including the reports and data sets identified in Exhibit 14 (“Reports”). In addition, from time to time, Ascension Health and Eligible Recipient may identify additional Reports to be generated by Supplier and delivered to Ascension Health and Eligible Recipient on an ad hoc or periodic basis. All Reports shall be provided as part of the Services and at [**] to Eligible Recipients. The Reports shall be provided in a network accessible format with ability for data to be downloaded to Ascension Health’s then current standard spreadsheet application. (b) Back-Up Documentation. As part of the Services, Supplier shall provide Ascension Health and Eligible Recipient with all documentation and other information available to Supplier as may be reasonably requested from time to time in order to verify the accuracy of the Reports provided by Supplier. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 34 9.3 Governance Model; Meetings. (a) Governance. The Parties shall, in connection with this Agreement, employ the governance model set forth in the applicable Supplement and Exhibit 6. (b) Meetings. During the term of this Agreement, representatives of the Parties shall meet periodically or as reasonably requested by Ascension Health or an Eligible Recipient to discuss matters arising under this Agreement, including any such meetings provided for in the applicable Supplement, the Transition Plan, the Policy and Procedures Manual or Exhibit 6. Each Party shall bear its own costs in connection with the attendance and participation of such Party’s representatives in such meetings. In addition, Supplier’s Regional/Senior Vice President with responsibility for the Ascension Health account and relevant Supplier management and/or account-support personnel, collectively, shall meet with Ascension Health’s designated representative(s) no less frequently than quarterly, at mutually agreeable times. 9.4 Quality Assurance and Internal Controls. (a) Supplier shall develop, implement, and document Quality Assurance and internal control (e.g., financial and accounting controls with respect to Charges, organizational controls, system modification controls, processing controls, system design controls, and access controls) processes and procedures, including implementing tools and methodologies, to ensure that the Services are performed in an accurate and timely manner, in accordance with (i) the Service Levels and other requirements in this Agreement; (ii) subject to Section 15.7, Laws applicable to Ascension Health, the other Eligible Recipients and/or the Services; and (iii) the Ascension Health Standards, including the Ascension Health standards and policies applicable to the Eligible Recipients. (b) Without limiting the foregoing, the processes, procedures and controls developed and implemented by Supplier shall require Supplier to: (i) Maintain a strong control environment in day-to-day operations, to assure that the following fundamental control objectives are met: (1) financial and operational information is valid, complete and accurate; (2) operations are performed efficiently and achieve effective results, consistent with the requirements of this Agreement; (3) assets are safeguarded; and (4) actions and decisions of the organization are in compliance with applicable Laws; (ii) Build the following basic control activities into its work processes: (1) accountability clearly defined and understood; (2) access properly controlled; (3) adequate supervision; (4) transactions properly authorized; (5) transactions properly recorded; (6) transactions recorded in proper accounting period; (7) policies, procedures, and responsibilities documented; (8) adequate training and education; (9) adequate separation of duties; and (10) recorded assets compared with existing assets; (iii) Conduct periodic control self-assessments with respect to all Services (such self-assessments to be performed at least [**] unless and until Ascension Health approves less frequent self-assessments), provide summaries of such self- assessments to Ascension Health and promptly remediate any non-compliant items (and promptly report to Ascension Health any items having the potential to impact an Eligible Recipient or Ascension Health Confidential Information); [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 35 (iv) Maintain an internal audit function sufficient to monitor the processes and Systems used to provide the Services and provide summaries of such internal audits to Ascension Health on an annual basis; (v) Promptly conduct investigations of suspected fraudulent activities within Supplier’s organization that impact or could impact an Eligible Recipient or Ascension Health Confidential Information. Supplier shall promptly notify Ascension Health of any such suspected fraudulent activity and the results of any such investigation as they relate to any Eligible Recipient or Ascension Health Confidential Information; (vi) Comply with all applicable requirements and guidelines established by Ascension Health in order to assist Ascension Health to meet the requirements of (1) the Ascension Health Standards; (2) the Health Insurance Portability and Accountability Act and Health Information Technology for Economic and Clinical Health Act, as amended, and implementing regulations; (3) the Gramm- Leach-Bliley Act, as amended, and implementing regulations; and (4) other applicable Laws; (vii) Comply with the Ascension Health Standards of Conduct; (viii) Comply with all internal or external audit activities, address all findings and implement all action plans involving the Services in accordance with Section 9.10 within a reasonable timeframe; and (ix) To the extent that any information called for in this Section 9.4(b) is subject to attorney-client or work-product privilege, such information shall be noted as withheld as privileged information. 9.5 Ascension Health Standards. (a) General. Supplier will provide the Services in a way that complies with Ascension Health’s standards, policies and plans, including Ascension Health’s standards for patient care and safety (“Ascension Health Standards”) and assist Ascension Health in achieving its business objectives. Ascension Health Standards include policies, standards and plans set forth in Exhibit 8, and any other Ascension Health policies, standards and plans Supplier is provided copies of by Ascension Health or an Eligible Recipient. Ascension Health will have final authority to promulgate Ascension Health Standards and, subject to Section 4.3 and Exhibit 4, to modify such Ascension Health Standards from time to time or grant waivers from such Ascension Health Standards. Supplier will (i) comply with and enforce the Ascension Health Standards, (ii) modify the Services to conform to the Ascension Health Standards, and (iii) obtain Ascension Health’s prior approval for any deviations from the Ascension Health Standards. In addition to the foregoing, Supplier shall comply with the terms set forth in the Health Care Regulatory Requirements & Ascension Health Requirements set forth in Exhibit 11, which terms shall also be deemed to be Ascension Health Standards. (b) Supplier Support. At Ascension Health’s request, Supplier shall assist Ascension Health on an ongoing basis in developing Ascension Health Standards, annual Strategic Plans and short-term implementation plans with respect to revenue cycle strategies. The assistance to be provided by Supplier shall include: (i) active participation with Ascension Health representatives on permanent and ad-hoc committees and working groups addressing such issues; (ii) assessments of the then-current Ascension Health Standards; (iii) analyses of the appropriate direction for such Ascension Health Standards in light of business priorities, business strategies, competitive market forces, and changes in technology; (iv) the provision of information to Ascension Health regarding Supplier’s

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 36 technology, business processes and telecommunications strategies for its own business; and (v) recommendations regarding standards, processes, procedures, methodologies and controls and associated architectures, standards, products and systems. With respect to each recommendation, Supplier shall provide the following at a level of detail sufficient to permit Ascension Health to make an informed business decision: (A) the projected cost to the Eligible Recipients and cost/benefit analyses; (B) the changes, if any, in the personnel and other resources Supplier and/or the Eligible Recipients will require to operate and support the changed environment; (C) the resulting impact on the total costs of the Eligible Recipients; (D) the expected performance, quality, responsiveness, efficiency, reliability, security risks and other service levels; and (E) general plans and projected time schedules for development and implementation. Supplier shall provide such assistance [**] to Ascension Health or another Eligible Recipient. (c) Technology and Business Process Plan. Supplier shall develop and implement a technology and business process plan on [**] basis, or other more frequent basis, as requested by Ascension Health, and shall modify and update such plan on a periodic basis as appropriate (“Technology and Business Process Plan”). The Technology and Business Process Plan shall include, among other things, plans for: (i) implementing the then-current Ascension Health Standards and Strategic Plan; (ii) refreshing Equipment and Software in accordance with the refresh cycles and responsibilities described in the applicable Supplement; and (iii) adopting new technologies and business processes as part of the Technology and Business Process Evolution (as further described in this Section). The development of the Technology and Business Process Plan will be an iterative process that Supplier shall carry out in consultation with Ascension Health. The timetable for finalization of the Technology and Business Process Plan shall be set each [**] having regard to the timetable for the Strategic Plan. Following written approval by Ascension Health, Supplier shall comply with the Technology and Business Process Plan unless and to the extent Ascension Health agrees in writing to depart from such Technology and Business Process Plan. 9.6 Change Control. (a) Compliance with Change Control Procedures. In making any change in the standards, processes, procedures, methodologies or controls or associated technologies, architectures, standards, products, Software, Equipment, Systems or Materials provided, operated, managed, supported or used in connection with the Services, Supplier shall comply with the change control procedures and change control standards specified in the Policy and Procedures Manual (the “Change Control Procedures”). (b) Financial Responsibility for Changes. Unless otherwise set forth in this Agreement or approved in accordance with Section 4.3, Supplier shall bear [**] associated with any change desired by Supplier applicable to the Services, including [**] associated with (i) the design, installation, implementation, testing and rollout of such change, (ii) any modification or enhancement to, or substitution for, any impacted business process or associated Software, Equipment, System, Services or Materials, (iii) any increase in the cost to the Eligible Recipients of operating, maintaining or supporting any impacted business process or associated Software, Equipment, System, Services or Materials, and (iv) any increase in Resource Unit usage resulting from such change. (c) Ascension Health Approval – Cost, Adverse Impact. Except with respect to changes undertaken in connection with any investments in technology, employees, or other infrastructure that are reasonably required to be made in order to improve operational [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 37 performance of the Services as further described in Exhibit 4-A, Section 3.3(2), Supplier shall make no change which (i) [**]; (ii) requires material changes to, or have an adverse impact on, any Eligible Recipient’s businesses, operations, environments, facilities, business processes, systems, software, utilities, tools or equipment (including those provided, managed, operated, supported and/or used on their behalf by Third Party Contractors); (iii) requires any Eligible Recipients or Supplier to install a new version, release, upgrade of, or replacement for, any Software or Equipment or to modify any Software or Equipment; (iv) has a material adverse impact on the functionality, interoperability, performance, accuracy, speed, responsiveness, quality or resource efficiency of the Services; (v) requires changes to or has an adverse impact on the functionality, interoperability, performance, accuracy, speed, responsiveness, quality, cost or resource efficiency of Ascension Health’s Retained Systems and Business Processes or (vi) violates or is inconsistent with Ascension Health Standards or Strategic Plans as specified in Section 9.5, without first obtaining Ascension Health’s approval, which approval Ascension Health may withhold in its sole discretion. (d) Temporary Emergency Changes. Notwithstanding the foregoing, Supplier may make temporary changes required by an emergency if it has been unable to contact the Ascension Health Relationship Manager or his or her designee to obtain approval (if required) after making reasonable efforts. Supplier shall document and report such emergency changes to Ascension Health not later than the next business day after the change is made. Such changes shall not be implemented on a permanent basis unless and until approved by Ascension Health. (e) Implementation of Changes. Supplier shall schedule and implement all changes so as not to (i) disrupt or adversely impact the business, Systems or operations of the Eligible Recipients, (ii) degrade the Services then being received by them, or (iii) interfere with their ability to obtain the full benefit of the Services. 9.7 Supplier Site Lead. Supplier shall establish at each of the facilities, a Supplier Site Lead that shall be a Key Supplier Personnel. The responsibilities of the Supplier Site Lead shall include the following: (a) Serve as a member of the applicable Eligible Recipient’s Corporate Responsibility Committee; (b) If the applicable Eligible Recipient has a revenue cycle subcommittee or similar committee responsible for monitoring revenue cycle activities, serve as a member of such subcommittee; (c) Report potential compliance issues to the applicable Eligible Recipient’s Corporate Responsibility Officer and the Ascension Health Vice President of Compliance; (d) Meet quarterly with the applicable Eligible Recipient’s Corporate Responsibility Officer; (e) Ensure that applicable revenue cycle processes are compliant with applicable Laws and regulations; (f) Work collaboratively with the applicable Eligible Recipient’s CRO in conducting compliance investigations and resolving compliance issues; [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 38 (g) Ensure that refunds and repayments to third party payors are made on a timely basis; (h) Work collaboratively with the applicable Eligible Recipient’s CRO to ensure that corrective actions from billing and coding audits are completed on a timely basis; (i) Serve as a liaison between the applicable Eligible Recipient’s CROs/ Health Information Management leaders and Shared Service Center entities in resolving issues; (j) Participate in orientation sessions and implement transition plans for new Site Leads as appropriate; and (k) Be the single point of contact for the prompt resolution of all Service Level Defaults. 9.8 Cost Effectiveness and Cost [**]. (a) Reserved. (b) Ascension Health Requests for Cost [**] Proposals. Ascension Health may request from time to time that the Parties work together to identify ways to achieve [**]. If requested by Ascension Health, Supplier shall promptly prepare a proposal at a level of detail sufficient to permit Ascension Health to make an informed business decision identifying all viable means of achieving the desired [**] without adversely impacting business objectives or requirements identified by Ascension Health. Ascension Health shall not be obligated to accept any proposal and Supplier shall not be obligated to implement any change to the extent Ascension Health does not accept the applicable proposal. 9.9 Malicious Code; Illicit Code. (a) Malicious Code. Each Party shall cooperate with the other Party and shall take commercially reasonable actions and in the case of Supplier, precautions consistent with Ascension Health’s policies with respect to Malicious Code and to prevent the introduction and proliferation of Malicious Code into Ascension Health’s or another Eligible Recipient’s environment or any System used by Supplier to provide the Services. Without limiting Supplier’s other obligations under this Agreement, if Malicious Code is found in Equipment, Software or Systems provided, managed or supported by Supplier or is otherwise introduced into Ascension Health’s environment by Supplier, Supplier shall, at no additional charge to Ascension Health or another Eligible Recipient, eliminate and reduce the effects of such Malicious Code, including preventing the reoccurrence of such Malicious Code to the extent commercially feasible, and, if the Malicious Code causes a loss of operational efficiency or loss of data, to mitigate such losses and restore such data with generally accepted data restoration techniques. (b) Illicit Code. Supplier agrees that: (i) unless authorized in writing by an Eligible Recipient; or (ii) necessary to perform valid duties under this Agreement, any products provided to Eligible Recipient by Supplier for use by Supplier or Eligible Recipient shall: (a) contain no hidden files; (b) not replicate, transmit or activate itself without control of a person operating computing equipment on which it resides; (c) not alter, damage, or erase any data or computer programs without control of a person operating the computing equipment on which it resides; or (d) contain no key, node lock, time out or other function, whether implemented by electronic, mechanical or other means, which restricts or may restrict use or access to any programs or data developed under this Agreement, [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 39 based on residency on a specific hardware configuration, frequency or duration of use, or other limiting criteria (“Illicit Code”). If any products contain Illicit Code, Supplier shall, via a document specific to this provision, notify Eligible Recipient in writing and receive a signed acknowledgement of receipt from Eligible Recipient. Such notification shall specifically inform Eligible Recipient of the full extent and nature of the Illicit Code and provide Eligible Recipient with instructions for overriding such Illicit Code in emergencies. 9.10 Audit Rights. (a) Eligible Recipient Records Retention. Supplier shall, and shall cause its Subcontractors to, maintain complete and accurate records of and supporting documentation for all Charges, all Ascension Health Data, Materials, Applications, Software, Developed Materials and Development Tools, and all transactions, authorizations, changes, implementations, soft document accesses, reports, filings, returns, analyses, procedures, controls, records, data or information created, generated, collected, compiled, processed or stored by Supplier in the performance of its obligations under this Agreement, including all invoices and supporting documentation (the “Contract Records”). Supplier shall maintain such Contract Records in accordance with applicable Laws and retain Contract Records in accordance with each Eligible Recipient’s record retention policy (as such policy may be modified from time to time and provided to Supplier in writing) during the Term and any Disengagement Services period and thereafter for the longer of (1) the period required by applicable Laws or (2) the period ending at the end of the [**] full calendar year after the calendar year in which Supplier ceased performing the Services (the “Audit Period”), provided that, at the end of the Audit Period, Supplier shall return any remaining Contract Records. (b) Operational Audits. The Parties will agree on a mutually acceptable audit plan for each Supplier Facility that provides Services to multiple Eligible Recipients with respect to audits performed by such Eligible Recipients (e.g., coordinate audits by multiple Eligible Recipients). During the Audit Period, Supplier shall, and shall cause its Subcontractors to, provide to Ascension Health (and internal and external auditors, inspectors, regulators and other representatives that Ascension Health may designate from time to time, including third parties to the extent any Eligible Recipient is legally or contractually obligated to submit to audits by such entities that relate to the Services (collectively, “Permitted Auditors”)) access at reasonable hours to Supplier Personnel, to Systems used by Supplier, to the facilities at or from which Services are then being provided and to Supplier records and other pertinent information, all to the extent relevant to the Services, usage of Third Party Software and Ascension Health Data and Supplier’s obligations under this Agreement, including Supplier’s obligations with respect to an applicable disaster recovery/business continuity plan. If an audit is performed to determine whether deficiencies identified in a prior audit have been remediated, and the results of such audit reflect that such deficiencies have not been remediated, Supplier shall promptly reimburse Ascension Health for the [**] of such audit attributable to the failed area and any [**] to verify that such breach has been corrected. (c) Financial Audits. During the Audit Period, Supplier shall, and shall cause its Subcontractors to, provide to Ascension Health, the applicable Eligible Recipient and Permitted Auditors access during reasonable hours to Supplier Personnel and to Contract Records and other pertinent information to conduct financial audits, all to the extent relevant to the performance of Supplier’s financial obligations under this Agreement. If (i) any such audit reveals an overcharge by Supplier (excluding true-ups), (ii) such [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 40 overcharge is not caused by the Eligible Recipient or data provided by the Eligible Recipient, and (iii) Supplier does not successfully dispute the amount in question pursuant to such audit in accordance with Article 19, Supplier shall promptly pay to the applicable Eligible Recipient the amount of such overcharge, together with interest from the date of Supplier’s receipt of such overcharge at [**] percent [**] per annum. In addition, except for audits of routine financial functions (e.g., quarterly scorecard reviews), if an audit reveals an overcharge of more than the greater of (x) [**] percent [**] of the audited Charges for Base Fees or [**] percent [**] of the audited Charges for other fees, or (y) $[**] and such overcharge is not caused by the Eligible Recipient or (d) data provided by the Eligible Recipient, Supplier shall promptly reimburse Ascension Health for the actual cost of such audit (e) Audit Assistance. Supplier shall (i) provide any assistance reasonably requested by Ascension Health or a Permitted Auditor in conducting any such audit, including installing and operating audit software, (ii) make requested personnel, records, Systems and information available to Ascension Health or a Permitted Auditor in response to an audit or request for information, (iii) make copies of any data or information that Ascension Health, an applicable Eligible Recipient or a Permitted Auditor has the right to access (which Ascension Health, an applicable Eligible Recipient and such Permitted Auditor shall be permitted to retain), and (iv) in all cases, provide such assistance, personnel, records, Systems and information in an expeditious manner to facilitate the timely completion of such audit. (f) General Procedures. (i) Notwithstanding the intended breadth of Ascension Health’s audit rights, Ascension Health shall not be given access to (A) the confidential information of other Supplier customers, (B) Supplier locations that are not related to Ascension Health, the other Eligible Recipients or the Services, or (C) Supplier’s internal costs, except to the extent such costs are the basis upon which Ascension Health is charged (e.g., reimbursable expenses, Out-of-Pocket Expenses, Administered Expenses or cost-plus Charges) and/or are necessary to calculate the applicable variable Charges. (ii) In performing audits, Ascension Health shall endeavor to avoid unnecessary disruption of Supplier’s operations and unnecessary interference with Supplier’s ability to perform the Services in accordance with the Service Levels. (iii) Ascension Health, the applicable Eligible Recipient and the Permitted Auditors shall be given adequate private workspace in which to perform an audit, plus access to photocopiers, telephones, facsimile machines, computer hook-ups, and any other facilities or equipment needed for the performance of the audit. (g) Supplier Internal Audit. If Supplier determines as a result of its own internal audit or otherwise that it has overcharged Ascension Health or another Eligible Recipient, then Supplier shall promptly pay to Ascension Health or the applicable Eligible Recipient the amount of such overcharge. (h) Supplier Response to Audits. Supplier and Ascension Health or the applicable Eligible Recipient shall meet promptly upon the completion of any audit conducted pursuant to this Section 9.10 (i.e., an exit interview) and/or the issuance of an interim or final report [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 41 following such an audit. Supplier shall respond to each exit interview and/or audit report in writing within [**] days, unless a shorter response time is specified in such report. Supplier and Ascension Health or the applicable Eligible Recipient shall develop and agree upon an action plan to expeditiously address and resolve any deficiencies, concerns and/or recommendations identified in such exit interview or audit report. Supplier, at its own expense, shall then undertake remedial action in accordance with such action plan and the dates specified therein to the extent necessary to comply with Supplier’s obligations under this Agreement. (i) Controls Audit. (i) In addition to its other obligations under this Section 9.10, on an [**] basis from the Effective Date through the remainder of the Term, Supplier shall cause a multi-client Type 2 U.S. Statement on Standards for Attestation Engagements (“SSAE”) 16 or an equivalent audit under such successor standard as may then be in effect (a “Controls Audit”) to be conducted by an independent public accounting firm registered with the Public Company Accounting Oversight Board. Each audit shall cover successive [**] periods of time with a favorable assessment of Supplier’s internal controls for Supplier Shared Service Centers and data centers at or from which the Services and/or services similar to the Services are provided. Each audit report must be provided as soon as such report is reasonably available upon completion of each test and Supplier shall provide any updates thereto necessary to address any deficiencies identified in each audit. Supplier shall (A) confer with Ascension Health as to the scope and timing of each such audit, and (B) accommodate Ascension Health’s requirements and concerns to the extent practicable. From the Effective Date through [**] Supplier will have Control Audits performed based on SSAE 16 and shall provide SOC 1 Type II reports. Thereafter, Supplier shall have Control Audits performed on [**] basis throughout the remainder of the Term of this Agreement, based on SSAE 16 and shall provide SOC 2 Type II reports. If Supplier becomes certified in other programs intended to evaluate security, Supplier shall also provide information regarding certification to the applicable Eligible Recipient. At Ascension Health’s request at any time, Supplier shall confirm in writing that there have been no changes in the relevant policies, procedures and internal controls since the completion of such audit. The Controls Audit shall be conducted and the report provided at no additional charge to Ascension Health and any applicable Eligible Recipient. Supplier shall respond to such report in accordance with Section 9.10(g). (ii) If Supplier is unable to or not required to provide the Controls Audit for Shared Service Centers or data centers due to the timing of the onset of Services or other reason, or the Controls Audit reveals any deficiencies or material weakness, Supplier shall (A) provide Ascension Health, on or before the date such Controls Audit is delivered or due to be delivered, a written statement describing the circumstances giving rise to any delay or any qualification, (B) take such actions as shall be necessary to resolve such circumstances as soon as practicable, and (C) permit Ascension Health, the applicable Eligible Recipient and its Permitted Auditors to perform such procedures and testing as are reasonably necessary for their assessment of the operating effectiveness of Supplier’s policies, procedures and internal controls. Supplier acknowledges and agrees that Ascension Health, the applicable Eligible Recipient and Permitted Auditors, upon receiving a copy of the Controls Audit report, shall [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 42 have the right to review the auditor work papers at the auditor premises, as well as interview the auditor personnel who did the actual audit work in the event Ascension Health or Permitted Auditors require clarification on the Controls Audit report and work papers to the extent such audit rights are available under the agreements signed by Supplier with existing third-party audit firms. (iii) To the extent Ascension Health requests that, in addition to the Controls Audit described above, Supplier conduct an Ascension Health or Eligible Recipient- specific Controls Audit, Supplier shall do so at Ascension Health’s expense (provided that Supplier notifies Ascension Health of such expense, obtains Ascension Health’s prior approval of, and uses commercially reasonable efforts to minimize, such expense). If, however, Supplier undertakes additional or different Controls Audit (or equivalent audits) of Supplier Facilities in question (other than customer-specific audits requested and paid for by other Supplier customers), Supplier shall accord Ascension Health the rights described in the last two sentences of Section 9.10(h)(i) with respect to such audits. (j) Controls Audit Obligations for Subcontractors. Unless otherwise approved by Ascension Health, any Supplier subcontract between Supplier and a Data Subcontractor, including any Data Subcontractors that are data hosting providers as of the Effective Date (“Current Data Hosting Subcontractor”), will require the applicable Subcontractor to provide [**] SSAE 16 SOC 2 Type II audits to Ascension Health or the applicable Eligible Recipient under terms and conditions identical to those applicable to Supplier under Section 9.10(h) above (the “SOC 2 Audit Obligation”); provided, however, that for any such Data Subcontractors that are not Current Data Hosting Subcontractors: (A) Supplier’s obligation to include the SOC 2 Audit Obligation in the applicable subcontract shall not commence until the later of (y) [**] from the Effective Date (or from the date that such subcontract is assigned to Supplier, as applicable), and (z) the first date after the Effective Date (or the date of such assignment, as applicable) on which such subcontract is eligible for renewal or termination (without payment of any termination fees or expenses); and (B) Supplier shall use commercially reasonable efforts to contractually obligate such Subcontractor to comply with the SOC 2 Audit Obligation; provided that Supplier shall not be obligated to make any payments with respect to such efforts, but if (y) a payment is required to impose such contractual obligation on such Subcontractor, and (z) Ascension Health requests or requires that Supplier make such payment , then Ascension Health may, at its option, direct Supplier to make such payment contingent upon Ascension Health reimbursing to Supplier half of the amount of such payment. (k) Supplier Audit of Services. Supplier will conduct an [**] audit of the Services, to be performed by Supplier Personnel who are not engaged in the daily provision of Services. Supplier will present a written evaluation thereof to Ascension Health or the applicable Eligible Recipient which shall include recommendations for improvement that are identified in the course of such audit. Such audits shall focus on Services at specific Eligible Recipient facilities as well as the Ascension Health system as a whole. (l) Corporate Compliance Program. Ascension Health may identify Permitted Auditors that shall have access to and shall audit those aspects of Supplier’s Corporate Compliance Program that relate to the Services or Supplier’s obligations under this Agreement on an annual basis, unless otherwise mutually agreed. Supplier shall reasonably cooperate with such auditors in the scope of such audits. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 43 (m) Audit Costs. Except as provided in this Section 9.10, Supplier and its Subcontractors and suppliers shall provide the Services required of them described in this Section 9.10 at [**] to Ascension Health and any applicable Eligible Recipient. 9.11 Subcontractors. (a) Use of Subcontractors. Except as provided in Section 9.11(b) or any Supplement, Supplier shall (i) give Ascension Health reasonable prior notice of any subcontract with a Restricted Subcontractor, specifying the components of the Services affected, the scope of the proposed subcontract, the identity and qualifications of the proposed Subcontractor, the reasons for subcontracting the work in question, the location of the Subcontractor facilities from which the Services will be provided, and the extent to which the subcontract will be dedicated; and (ii) include Ascension Health as an intended third party beneficiary in any proposed subcontract with a Restricted Subcontractor which is material and exclusive to Ascension Health. Any pre-approved Subcontractors shall be listed in the applicable Supplement, along with the components and locations of the Services to be provided by each Subcontractor. Except as provided in Section 9.11(b), commencing on the Effective Date, Supplier shall not, without Ascension Health’s consent, not to be unreasonably withheld, conditioned or delayed, enter into any new agreements with a Restricted Subcontractor for the performance of any portion of the Services. Upon request from Ascension Health or an Eligible Recipient, Supplier will obtain from a Subcontractor a written certification that such Subcontractor is in compliance with applicable Ascension Health and or Eligible Recipient policies as they relate to the Services provided by such Subcontractor (e.g., that debt collector Subcontractors are in compliance with Ascension Health policies 9 and 16). (b) Subcontractors Not Requiring Approval. Supplier may, in the ordinary course of business and without Ascension Health’s prior approval, enter into subcontracts (i) for third party services or products that are not a material portion of the Services, that are not exclusively dedicated to Ascension Health and that do not include any direct contact with Ascension Health Data or the performance of Services at Ascension Health sites, provided that such subcontracts entered into without Ascension Health’s approval do not comprise greater than ten percent (10%) of the total work effort provided under the applicable Supplement, or (ii) with any Subcontractor that is not a Restricted Subcontractor. Such Subcontractors, as described in (i) and (ii) above, shall possess the training, experience, competence and skill to perform the work in a skilled and professional manner. (c) Supplier Responsibility. Unless otherwise approved by Ascension Health, the terms of any subcontract must be consistent with this Agreement, including with respect to: (i) confidentiality, data and intellectual property obligations, including obligations that are at least as restrictive as those set forth in Article 13; (ii) Ascension Health’s approval rights (which must apply directly to the Subcontractor); (iii) compliance with Ascension Health Standards, Strategic Plans and applicable Laws; (iv) compliance with Ascension Health’s policies and directions; (v) audit rights, as described in Section 9.10; (vi) Key Supplier Personnel; (vii) insurance coverage with coverage types and limits consistent with the scope of work to be performed by such Subcontractors; and (viii) compliance with Section 6.1 and Section 6.2. Notwithstanding the foregoing, in the event that there is a direct conflict between a Supplier Vendor Obligation to comply with applicable Laws and any other Supplier Vendor Obligation, it shall not be considered a breach of this [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 44 Agreement if (A) Supplier’s agreement with the applicable Subcontractor allows for such Subcontractor to comply with applicable Law in lieu of complying with a directly contravening other Supplier Vendor Obligation or (B) a Subcontractor complies with applicable Law in lieu of complying with a directly contravening other Subcontractor Obligation. In the event a Subcontractor is bound to comply with conflicting applicable Laws in its agreement with Supplier, Supplier shall notify Ascension Health of such conflict and the Parties shall submit such issue to the JRB for resolution. Notwithstanding the terms of the applicable subcontract, the approval of such Subcontractor by Ascension Health or the availability or unavailability of Subcontractor insurance, Supplier shall be and remain responsible and liable for any acts or omissions of any Subcontractor or Subcontractor personnel (including failure to perform in accordance with this Agreement or to comply with any duties or obligations imposed on Supplier under this Agreement) to the same extent as if such failure to perform or comply was committed by Supplier or Supplier employees. (d) Reserved. (e) Right to Require Removal. Ascension Health shall have the right to require Supplier to replace a Subcontractor (notwithstanding any prior approval), at [**] if the Subcontractor’s performance is materially deficient or if there are other reasonable grounds for removal. If directed to do so, Supplier shall remove and replace such Subcontractor as soon as possible. Supplier shall continue to perform its obligations under this Agreement, notwithstanding the removal of the Subcontractor. Ascension Health shall have no responsibility for any [**] at Ascension Health’s request or the withdrawal or cancellation of the Services then performed by such Subcontractor as permitted under this Agreement. 9.12 Technology and Business Process Evolution. (a) Obligation to Evolve. Supplier shall identify and propose the implementation of Technology and Business Process Evolutions that are likely to: (i) improve the efficiency and effectiveness of the Services (including cost savings); (ii) improve the efficiency and effectiveness of the Services and functions performed by or for the Eligible Recipients at or from Ascension Health facilities; (iii) result in cost savings or revenue increases to the Eligible Recipients in areas of their business outside the Services; (iv) enhance the ability of the Eligible Recipients to conduct their businesses and serve their customers; and (v) achieve the objectives of the Eligible Recipients faster and/or more efficiently. (b) Reserved. (c) Supplier Briefings. At least [**] and as described in Exhibit 6, Supplier shall meet with Ascension Health to formally brief Ascension Health regarding Technology and Business Process Evolutions of possible interest or applicability to the Eligible Recipients. Such briefing shall include Supplier’s assessment of the business impact, performance improvements and cost savings associated with such Technology and Business Process Evolutions. Subject to its non-disclosure obligation under other customer contracts and other confidentiality requirements of Supplier, Supplier shall obtain information regarding Technology and Business Process Evolutions from other customer engagements and shall communicate such information to Ascension Health on an ongoing basis. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 45 (d) Supplier Developed Advances. If Supplier develops technological advances in or changes to the information technology and business processes and services and associated technologies used to provide the same or substantially similar services to other Supplier customers or Supplier develops new or enhanced processes, services, software, tools, products or methodologies to be offered to such customers (collectively, “New Advances”), Supplier shall, subject to Section 4.3 and Exhibit 6 and Supplier’s non- disclosure obligations under other customer contracts, (i) offer Ascension Health the opportunity to serve as a pilot customer in connection with the implementation of such New Advances; and (ii) if Ascension Health declines such opportunity, offer Ascension Health preferred access to such New Advances and the opportunity to be among the first of the Supplier customer base to implement and receive the benefits of any New Advances. (e) Included in Charges. Supplier shall deploy, implement, maintain and support Technology and Business Process Evolution and New Advances and such Technology and Business Process Evolution and New Advances shall be included in the Charges except as set forth in the applicable Supplement or to the extent such implementation constitutes a New Service. 9.13 Notice of Adverse Impact. If Supplier becomes aware of any failure by Supplier to comply with its obligations under this Agreement or any other situation (i) that has impacted or reasonably could impact the maintenance of any Eligible Recipient’s financial integrity or internal controls, the accuracy of any Eligible Recipient’s financial, accounting, safety, security, manufacturing/production quality or human resources records and reports, or compliance with Ascension Health Rules, Ascension Health Standards or applicable Laws, or (ii) that has had or reasonably could have any other material adverse impact on the Services in question or the business operations or reputation of the Eligible Recipients, then Supplier shall expeditiously notify Ascension Health of such situation and the impact or expected impact and Supplier and Ascension Health shall meet to formulate and implement an action plan to rectify such situation and minimize or eliminate such impact. 9.14 Force Majeure. (a) General. Subject to Section 9.14(e), no Party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God; wars, terrorist acts, site-specific terrorist threats, riots, civil disorders, rebellions or revolutions; strikes, lockouts or labor disputes; third party payor or intermediary non-performance of processing, adjudication or transmission of claims or claim’s related data; health facility emergency or action preventing access to or use of any Ascension Health Facility; or any other similar cause beyond the reasonable control of such Party (a “Force Majeure Event”); except to the extent that the non-performing Party is at fault in failing to prevent or causing such default or delay, and provided that such default or delay cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means. A strike, lockout or labor dispute involving Supplier Personnel shall not excuse Supplier from its obligations hereunder. In addition, the refusal of a Supplier Personnel to enter a facility that is the subject of a labor dispute shall excuse Supplier from its obligations hereunder only if and to the extent such refusal is based upon a clear and present danger of physical harm. (b) Duration and Notification. In the event of a Force Majeure Event, the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance whenever

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 46 and to whatever extent possible without delay under the circumstances. Any Party so prevented, hindered or delayed in its performance shall, as quickly as practicable under the circumstances, notify the Party to whom performance is due by telephone (to be confirmed in writing within forty-eight (48) hours after the inception of such delay) and describe at a reasonable level of detail the circumstances of the Force Majeure Event, of delays or anticipated delays in the performance or observance of such Party’s obligations, the steps being taken to address such Force Majeure Event, and the expected duration of such Force Majeure Event. (c) Substitute Services. If any Force Majeure Event has substantially prevented, hindered or delayed, or is reasonably expected to substantially prevent, hinder or delay, the performance by Supplier or one of its Subcontractors of Services for longer than the recovery period specified in the applicable disaster recovery plan, or if there is no such recovery period, [**] days, Supplier shall, unless and until otherwise directed by Ascension Health, use commercially reasonable efforts to procure such Services from an alternate source at Supplier’s expense for so long as the delay in performance shall continue. If Supplier is unable to procure such substitute Services on an expedited basis or Ascension Health elects to contract directly for such Services, Ascension Health may procure such Services from an alternate source at Supplier’s expense up to the Charges actually paid to Supplier with respect to the period of non-performance; provided, however, that if Ascension Health or an applicable Eligible Recipient subsequently elects to submit such Service for a competitive procurement process, Ascension Health or such Eligible Recipient shall obtain for Supplier a fair and reasonable opportunity to submit a bid to perform such Service and Ascension Health or such Eligible Recipient shall consider such bid in good faith. Supplier shall not have the right [**] as a result of any Force Majeure Event affecting Supplier’s ability to perform. (d) Reserved. (e) Disaster Recovery Services. Upon the occurrence of a Force Majeure Event that constitutes a disaster under the applicable disaster recovery/business continuity plan, Supplier shall promptly implement, as appropriate, such disaster recovery/business continuity plan and provide disaster recovery and business continuity services as described in such plan. Supplier shall provide the disaster recovery and business continuity services, including in circumstances where an event, issue or change impacts the plan to restore the impacted Services, such that Supplier meets the recovery period obligations set forth in such plan. The occurrence of a Force Majeure Event shall not relieve Supplier of its obligation to implement the applicable disaster recovery/business continuity plan and provide disaster recovery and business continuity services. Supplier shall also establish, document and demonstrate an Ascension Health-specific Supplier disaster recovery plan that includes provisions for backup facilities, utilities, staffing, telecommunications, etc. Such plan will be operative from the Commencement Date and will at all times be aligned with Ascension Health’s then-current disaster recovery/business continuity plan. Supplier will address and resolve any issues or changes flagged for attention by Ascension Health as soon as practicable but no longer than: (i) [**] calendar days after notification by Ascension Health for critical issues and changes impacting recoverability of the Services; and (ii) [**] calendar days after notification by Ascension Health for non-critical issues or changes. Supplier shall test such plan at least annually, including as may be required in Exhibit 8 and, upon request by Ascension Health, share the results of such test with Ascension Health. Supplier shall perform re-tests if such initial test reveals any issues or problems. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 47 (f) Payment Obligation. If Supplier fails to provide Services in accordance with this Agreement due to the occurrence of a Force Majeure Event, all amounts payable to Supplier hereunder shall be equitably adjusted in a manner such that the applicable Eligible Recipient is not required to pay any amounts for Services that it is not receiving whether from Supplier or from an alternate source at Supplier’s expense pursuant to Section 9.14(c). (g) Allocation of Resources. Without limiting Supplier’s obligations under this Agreement, whenever a Force Majeure Event causes Supplier to allocate limited resources between or among Supplier’s customers and Affiliates, the Eligible Recipients shall receive at least the same treatment as comparable Supplier customers. In no event will Supplier re- deploy or re-assign any Key Supplier Personnel to another customer or account during such a Force Majeure Event. 9.15 Reserved. 9.16 Government Contracts Flow-Down. The Parties acknowledge and agree that, as a matter of federal procurement law, Supplier may be deemed a “subcontractor” to Ascension Health and/or another Eligible Recipient under one or more of their contracts with the federal government, that the Services provided or to be provided by Supplier in such circumstances constitute “commercial items” as that term is defined in the Federal Acquisition Regulation, 48 C.F.R. Section 52.202, and that “subcontractors” providing “commercial items” under government contracts are subject to certain mandatory “flow-down” clauses (currently, (i) Equal Opportunity, (ii) Affirmative Action for Special Disabled and Vietnam Era Veterans, and (iii) Affirmative Action for Handicapped Workers) under the Federal Acquisition Regulation, 48 C.F.R. Section 52.244-6. The Parties agree that, insofar as certain clauses are be required to be flowed down to Supplier, Supplier shall comply with such clauses at no additional cost to Ascension Health and the applicable Eligible Recipient. 10. ASCENSION HEALTH RESPONSIBILITIES. 10.1 Responsibilities. In addition to Ascension Health’s responsibilities as expressly set forth elsewhere in this Agreement, Ascension Health shall be responsible for the following: (a) Ascension Health Relationship Manager. Ascension Health shall designate one (1) individual to whom all Supplier communications concerning this Agreement may be addressed (the “Ascension Health Relationship Manager”), who shall have the authority to act on behalf of the Eligible Recipients in all day-to-day matters pertaining to this Agreement. Ascension Health may change the designated Ascension Health Relationship Manager from time to time by providing notice to Supplier. Additionally, Ascension Health will have the option, but will not be obligated, to designate additional representatives who will be authorized to make certain decisions (e.g., regarding emergency maintenance) if the Ascension Health Relationship Manager is not available. (b) Eligible Recipient Relationship Manager. Each Eligible Recipient shall designate one (1) individual to whom all Supplier communications concerning the applicable Supplement may be addressed (the “Eligible Recipient Relationship Manager”), who shall have the authority to act on behalf of that Eligible Recipient in all day-to-day matters pertaining to the applicable Supplement. An Eligible Recipient may change the designated Eligible Recipient Relationship Manager from time to time by providing notice to Supplier. Additionally, each Eligible Recipient will have the option, but will not be obligated, to designate additional representatives who will be authorized to make

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 48 certain decisions (e.g., regarding emergency maintenance) if the Eligible Recipient Relationship Manager is not available. (c) Cooperation and Data. (i) Ascension Health and the other Eligible Recipients shall cooperate with Supplier by, among other things, making available, as reasonably requested by Supplier, technology integrations, host client systems, management decisions, information, approvals and acceptances so that Supplier may accomplish its obligations and responsibilities hereunder. In addition, Ascension Health and each Eligible Recipient shall provide Supplier the payor contracts, fee schedules, and such other data in Ascension Health’s and such Eligible Recipients possession or control and are required by Supplier in order for Supplier to provide the Services as contemplated by this Agreement. (ii) With respect to any Equipment of Ascension Health or any Eligible Recipient that is used by Supplier Personnel in performing Services (“Required Equipment”), Ascension Health and such Eligible Recipient shall implement and maintain a comprehensive data security program (the “Data Security Program”), which shall include reasonable and appropriate technical, organizational and security measures to protect against the destruction and loss of, and unauthorized access to, Ascension Health Data on Required Equipment. Such Data Security Program shall be: no less rigorous than (x) as required by applicable Laws, and (y) the requirements placed upon Supplier regarding the security of Ascension Health Data in this Agreement. Ascension Health shall permit Supplier to review the documentation regarding, or to inspect, Ascension Health’s compliance with its obligations in this subsection (ii). [**] the Parties will meet to discuss the nature and extent of Ascension’s Data Security Program and the degree to which external reviews of the Data Security Program have identified concerns, if any, related to the Required Equipment. Ascension Health will promptly notify the Supplier if Ascension Health or an Eligible Recipient detects or is notified of any targeted attempted security breach or successful security breach that results or may have resulted in unauthorized destruction, loss, alteration or theft of, or unauthorized access to, Ascension Health Data on any such Required Equipment. Supplier and Ascension Health will confer and cooperate in matters associated with this subsection (ii). (d) Requirement of Writing. To the extent Supplier is required under this Agreement to obtain Ascension Health or an Eligible Recipient’s approval, consent, authorization or agreement, such approval, consent, authorization or agreement shall be in writing and shall be signed by or directly transmitted by electronic mail from the Ascension Health or Eligible Recipient Relationship Manager or his or her designee. Notwithstanding the preceding sentence, the Ascension Health or Eligible Recipient Relationship Manager may agree in advance in writing that as to certain specific matters oral approval, consent, authorization or agreement will be sufficient. (e) Support. Unless Ascension Health modifies the obligations of Supplier set forth in Section 9.7, each Eligible Recipient will support the applicable Supplier Site Lead and will not knowingly hinder or prevent such Supplier Site Lead from performing its obligations set forth in Section 9.7. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 49 10.2 Supplier Excused Performance. Supplier’s failure to perform its obligations under this Agreement (including meeting the Service Levels) shall be excused only if and to the extent such Supplier non-performance is caused by (i) the wrongful or tortious actions of an Eligible Recipient or a Third Party Contractor performing obligations on behalf of Ascension Health under this Agreement (unless and to the extent, as to Third Party Contractors, such failure is attributable to Supplier’s failure to properly manage such Third Party Contractor), (ii) a Force Majeure Event, (iii) the failure of an Eligible Recipient or such a Third Party Contractor to perform Ascension Health’s expressly specified obligations under this Agreement or (iv) any Ascension Health Controlled Non-Compliance), but only if (A) Supplier expeditiously gives Ascension Health notice of such wrongful or tortious action or failure to perform (which notice shall describe in reasonable detail Supplier’s inability to perform under such circumstances, (B) Supplier provides Ascension Health with every reasonable opportunity to correct such wrongful or tortious action or failure to perform and thereby avoid such Supplier non-performance, (C) Supplier identifies and pursues all commercially reasonable means to avoid or mitigate the impact of such wrongful or tortious action or failure to perform, (D) Supplier uses commercially reasonable efforts to perform notwithstanding such wrongful or tortious action or failure to perform, and (E) Supplier conducts a Root Cause Analysis and thereby demonstrates that such wrongful or tortious action or failure to perform is the cause of Supplier’s non-performance; provided that the foregoing clauses (A) through (E) shall not apply with respect to the foregoing clause (iv).. Supplier acknowledges and agrees that the circumstances described in this Section 10.2, together with Section 9.14, are the only circumstances in which its failure to perform its obligations under this Agreement (including meeting the Service Levels) will be excused and that Supplier will not assert any other act or omission of an Eligible Recipient or a Third Party Contractor as excusing any such failure on Supplier’s part. 11. CHARGES. 11.1 General. (a) Payment of Charges. In consideration of Supplier’s performance of the Services, each Eligible Recipient shall pay Supplier the applicable Charges. Supplier acknowledges and agrees that there are no separate or additional costs, expenses, charges, fees or other amounts to be paid to Supplier for such Services. All costs, expenses, charges, fees or other amounts incurred by Supplier prior to the Effective Date are included in the Charges and are not to be separately paid or reimbursed by the Eligible Recipient pursuant to this Agreement. Supplier shall continually seek to identify methods of reducing such Charges and will notify the Eligible Recipient of such methods and the estimated potential savings associated with each such method. (b) Incidental Expenses. Supplier acknowledges that, except as expressly provided otherwise in this Agreement, expenses that Supplier incurs in performing the Services (including management, travel and lodging, document reproduction and shipping, and long-distance telephone) are included in the Charges and are not separately reimbursable by the Eligible Recipient unless the Eligible Recipient has agreed in writing in advance to reimburse Supplier for such expenses. (c) Proration. Periodic Charges under this Agreement are to be computed on a calendar month basis, and shall be prorated for any partial month on a calendar day basis. (d) Charges for Contract Changes. Unless otherwise agreed, changes in the Services (including changes in the Ascension Health Standards, Strategic Plans, Technology and Business Process Plans, business processes, Materials, Equipment and Systems) and changes in the rights or obligations of the Parties under this Agreement (collectively,

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 50 “Contract Changes”) shall result in changes in the applicable Charges only if and to the extent (i) this Agreement expressly provides for [**] (ii) the agreed upon Charges or pricing methodology expressly provides for [**] (for example, Exhibit 4 specifies the number of FTEs or hours of coverage to be provided for the quoted price); or (iii) the Contract Change meets the definition of [**] are applicable in accordance therewith. (e) Eligible Recipient Services. (i) Existing Supplier Customer. If an Eligible Recipient acquires an Entity and such Entity has an existing contract with Supplier for services similar to those provided under any Supplement, Ascension Health may, in its discretion, (A) designate such Entity as an Eligible Recipient under this Agreement and terminate the other agreement without the payment of termination fees, or (B) have such Entity continue its relationship with Supplier under its existing contract. (ii) Election Procedure. In the event of a transaction described in clause (c) of the definition of Eligible Recipient, where multiple Eligible Recipients are receiving Services under a single Supplement or (d) of the definition of Eligible Recipient, Ascension Health may elect, on behalf of the Eligible Recipient in question, either (A) that such Eligible Recipient shall continue to obtain all of the Dependent Services subject to and in accordance with the terms and conditions (including Charges) of this Agreement for the remainder of the Term, (B) that the Entity shall obtain all of the Dependent Services under a separate agreement between Supplier and such Entity containing the same terms and conditions (including Charges) as this Agreement or (C) that such Eligible Recipient shall no longer receive any of the Services as of a specified date, subject to Section 4.6 and to its receipt of Disengagement Services pursuant to Section 20.7. If the Services are provided under a separate agreement, Ascension Health shall have no obligation to pay any fees in relation to the Services provided to such Entity. If such a separate agreement is entered into, as part of creating such separate agreement, the Parties shall allocate Charges, volume and/or revenue sensitive measures between Ascension Health and such Entity consistent with the allocation requested by Ascension Health, provided such allocation equitably reflects the allocation by Ascension Health of services to be provided under this Agreement and the separate agreement with such Entity. (f) Charges for Dependent Services and Physician Advisory Services. Charges for Dependent Services and Physician Advisory Services are set forth in Exhibit 4 and the applicable Supplement. 11.2 Administered Expenses. (a) Procedures and Payment. Unless otherwise agreed by the Parties, the Eligible Recipients shall pay all Administered Expenses directly to the applicable vendors following review, validation and approval of such Administered Expenses by Supplier. No new Administered Expenses may be added without Ascension Health and the other applicable Eligible Recipient’s prior consent, which they may withhold in their sole discretion. Before submitting any Administered Expenses for payment, Supplier shall (i) review and validate the invoiced charges, (ii) identify any errors or omissions, and (iii) communicate with the applicable vendor to correct any errors or omissions, resolve [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 51 any questions or issues and obtain any applicable credits, rebates, discounts or other incentives for the Eligible Recipient. Supplier shall deliver to the Eligible Recipient the original vendor invoice, together with any documentation supporting such invoice within [**] days after Supplier’s receipt thereof; provided that, if earlier, Supplier shall use commercially reasonable efforts to deliver such invoice, documentation and statement at least [**] business days prior to the date on which payment is due; and provided further that, if it is not possible to deliver such invoice, documentation and statement at least [**] business days prior to the due date, Supplier shall promptly notify the Eligible Recipient and, at the Eligible Recipient’s option, either request additional time for review and validation or submit the invoice for payment subject to subsequent review and validation. In addition, if the vendor offers a discount for payment prior to a specified date, Supplier shall use commercially reasonable efforts to deliver such invoice and associated documentation to the Eligible Recipient at least [**] business days prior to such date. During [**], Supplier shall use commercially reasonable efforts to deliver all such invoices and associated documentation to the Eligible Recipient by the end of the month and, to the extent that is not possible, Supplier shall provide the Eligible Recipient with information sufficient to accrue the applicable expenses on or before the end of such month. To the extent Supplier fails to comply with its obligations hereunder, it shall be financially responsible for any discounts lost or any late fees or interest charges incurred by the Eligible Recipients. In addition, to the extent Supplier fails to process and pay any invoice in accordance with this provision within [**] days after Supplier’s receipt of such invoice, it shall be financially responsible for the payment of all such invoiced amounts. All Services to be performed by Supplier with respect to Administered Expenses are included in the Charges. Supplier shall not charge any handling or administrative charge in connection with its processing or review of Administered Expenses. The Parties agree that there will not be any Administered Expenses under this Agreement, unless otherwise expressly specified in an applicable Supplement and that this provision shall not apply to Managed Third Party Agreements as described in Section 6.6. 11.3 Taxes. Ascension Health and the other Eligible Recipients are exempt from most sales and use taxes and will not be responsible for the payment of any such taxes to Supplier if each timely provides Supplier with a valid exemption certificate. Supplier shall cooperate with Ascension Health and the other Eligible Recipients as reasonably necessary to establish with a relevant taxing authority Ascension Health’s and the other Eligible Recipients’ exemption from tax that may be applied resulting from the Services purchased or provided under this Agreement. Supplier shall be responsible for its city, state or federal income taxes on compensation paid, if any, by Ascension Health or the other Eligible Recipients for Services performed pursuant to this Agreement and for withholding for Supplier’s employees, including any tax burdens or benefits arising from its operations hereunder. This provision shall survive termination of this Agreement. The Parties will cooperate fully to enable each other to more accurately determine its tax liability and to minimize such liability to the extent legally permissible, including for example Supplier’s separation of invoicing into taxable and non-taxable components. 11.4 Compliance with Healthcare Laws. In the event that Ascension Health’s legal counsel, upon consultation with Supplier’s legal counsel, reasonably determines that the methods for determining the Charges payable to Supplier by an Eligible Recipient may violate a state Healthcare Law, the Parties shall, in good faith, negotiate an amendment to the applicable Supplement to determine an alternative method for [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 52 determining such Charges that preserves the same economic benefits to Supplier. 11.5 Refundable Items. (a) Prepaid Amounts. If any Eligible Recipient has prepaid a third party for any goods, services, functions or resources for which Supplier is assuming financial responsibility under this Agreement, Supplier shall promptly refund to the applicable Eligible Recipient, upon either Party identifying the prepayment, that portion of such prepaid amount which is attributable to periods after the Commencement Date. (b) Refunds and Credits. With respect to Administered Expenses, if Supplier should receive a refund, credit, discount, rebate or other incentive for goods or services paid for by an Eligible Recipient, Supplier shall (i) notify Ascension Health of such refund, credit, discount, rebate or other incentive and (ii) promptly pay the full amount of such refund, credit, discount, rebate or other incentive to such Eligible Recipient. 11.6 Ascension Health Review of Services. (a) Third-Party Review. From time to time during the Term, Ascension Health may, at its expense and subject to this Section 11.6, engage the services of an independent third party, approved by Supplier, which approval shall not be unreasonably withheld, conditioned or delayed (a “Third-Party Reviewer”) to compare the [**] of all or any portion of the Services against the [**] of other well managed service providers performing similar services with the goal of determining whether Ascension Health is receiving from Supplier, [**], given the nature, quality, effectiveness, volume and type of Services provided by Supplier hereunder (“Reviewing”). Prior to the commencement of any Reviewing activity, Ascension Health and Supplier shall agree on the scope of the activity and the appropriate measures to be applied. In making this comparison, the Third-Party Reviewer shall consider the following normalization factors and other similar variables as and to the extent appropriate: (i) whether and to what extent supplier transition charges are paid by the customer as incurred or amortized over the term; (ii) the extent to which supplier pricing includes the purchase of the customer’s existing assets; (iii) the extent to which supplier pricing includes the cost of acquiring future assets; (iv) the extent to which the agreement calls for supplier to provide and comply with unique customer requirements; and (v) whether Service Taxes are included in such pricing or stated separately in supplier invoices. (b) General. The Third-Party Reviewer engaged by Ascension Health shall be a firm with recognized experience in reviewing similar services and shall execute a non-disclosure agreement reasonably satisfactory to the Parties. Supplier shall reasonably cooperate with Ascension Health and the Third-Party Reviewer during such effort, and shall (i) provide the Third-Party Reviewer reasonable access to any premises, equipment, personnel, data and documents; and (ii) provide any assistance reasonably required by the Third-Party Reviewer to conduct the Reviewing, all at Supplier’s cost and expense. The Reviewing shall be conducted so as to minimize any disruption to Supplier’s operations under this Agreement. [**] (c) Result of Reviewing. The Third-Party Reviewer shall submit a written report to both Parties setting forth such findings and conclusions, which shall not be disclosed to any person or Entity other than Ascension Health, the Eligible Recipients and Supplier without the mutual consent of the Parties. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 53 11.7 Financial Forecasting and Budgeting Support. To support Ascension Health’s forecasting and budgeting processes, Supplier and the applicable Eligible Recipient shall confer and cooperate in the completion of the annual financial planning process. As part of that cooperation, Supplier shall identify any opportunities to modify or improve the Services, to reduce the Charges, Administered Expenses or retained expenses incurred by Ascension Health. Such information shall be provided at Ascension Health’s or the applicable Eligible Recipient’s request, and at [**] charge to Ascension Health and the applicable Eligible Recipient, in accordance with the schedule reasonably established by Ascension Health or the applicable Eligible Recipient. 11.8 Most Favored Customer. Supplier’s Charges to Ascension Health for each of the Services to be provided under this Agreement will be at least as low as Supplier’s lowest charges to other customers receiving comparable services at comparable or lower volumes. If Supplier offers lower charges to any other customer for the same or substantially similar services at comparable or lower volumes, Supplier will adjust the Charges to Ascension Health effective as of the date such lower charges were first implemented for such other customer. Ascension Health may request from time to time, but no more often than once for each Contract Year, a certification by a financial officer of Supplier to Ascension Health that Supplier has materially complied with this provision. For purposes of this paragraph, “volume” shall mean revenues under management by Supplier. 12. INVOICING AND PAYMENT. 12.1 Invoicing. (a) Invoicing Terms. Invoicing terms are set forth in Exhibit 4. (b) Credits. To the extent a credit may be due to Ascension Health or another Eligible Recipient pursuant to this Agreement, Supplier shall provide Ascension Health or the applicable Eligible Recipient with an appropriate credit against amounts then due and owing; if no further payments are due to Supplier, Supplier shall pay such amounts to such Eligible Recipient or Ascension Health within [**] days. (c) Currency. Unless otherwise specified in the applicable Supplement or Exhibit 4, Charges for all Services shall be invoiced and paid in United States Dollars. 12.2 Reserved. 12.3 Disputed Charges. Ascension Health or an applicable Eligible Recipient may withhold payment of any Charges that Ascension Health or such Eligible Recipient reasonably disputes in good faith subject to the following: (a) Notice of Dispute. If Ascension Health or another Eligible Recipient disputes any Charges, Ascension Health or such Eligible Recipient shall so notify Supplier and provide a description of the particular Charges in dispute and an explanation of the reason why Ascension Health or such Eligible Recipient disputes such Charges. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 54 (b) Continued Performance. Each Party agrees to continue performing its obligations under this Agreement while any dispute is being resolved unless and until such obligations are terminated by the termination or expiration of this Agreement. (c) No Waiver. Neither the failure to dispute any Charges prior to payment nor the failure to withhold any amount shall constitute, operate or be construed as a waiver of any right Ascension Health or another Eligible Recipient may otherwise have to dispute any Charge or recover any amount previously paid. (d) Modified Invoice. Upon receipt of Ascension Health’s or the applicable Eligible Recipient’s notice regarding disputed Charges, if the applicable Eligible Recipient’s accounts payable systems require that modified invoices be sent to reflect the segregation of the disputed and undisputed charges, Supplier will prepare and transmit to Ascension Health or such Eligible Recipient a modified invoice with all such disputed Charges removed from such invoice. Upon receipt of such modified invoice, the applicable Eligible Recipient will pay the remaining, undisputed Charges in accordance with the terms of this Article 12. If the Parties reach an impasse or are otherwise unable to resolve the dispute and such dispute concerns an amount greater than $[**], either Party may, in lieu of the dispute resolution procedures set forth in Article 19, request an expedited review by the Ascension Health Relationship manager and the Supplier Executive Sponsor, after which either party may institute formal dispute resolution. 13. ASCENSION HEALTH DATA AND OTHER CONFIDENTIAL INFORMATION. 13.1 Confidential Information. Nothing in this Section 13.1 is intended to limit the obligations of Supplier under Section 13.2 of this Agreement with respect to the Ascension Health Data addressed in such Section and, to the extent the provisions of Section 13.2 conflict with the provisions of this Section 13.1 as they pertain to Ascension Health Data, the provisions of Section 13.2 shall control over the provisions of Section 13.1, as applicable. (a) Confidential Information. As used herein, “Confidential Information” means (i) this Agreement and the terms hereof, (ii) all information marked confidential, proprietary or with a similar legend by either Party, and (iii) any other information that is treated as confidential by the disclosing Party and would reasonably be understood to be confidential, whether or not so marked (which shall include information treated or defined as confidential under the Ascension Health Privacy Policy in Exhibit 8, Software, Developed Materials, Ascension Health Data, Personal Data, Authorized User information, attorney-client privileged materials, attorney work product, Ascension Health lists, Ascension Health contracts, Ascension Health information, rates and pricing, information with respect to competitors, strategic plans, account information, research information, information that contains trade secrets, financial/accounting information, human resources/personnel information, marketing/sales information, contact information, information regarding businesses, plans, operations, mergers, acquisitions, divestitures, third party contracts, licenses, internal or external audits, law suits, arbitrations, mediations, regulatory compliance or other information or data obtained, received, transmitted, processed, stored, archived, or maintained under this Agreement). [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 55 (b) Disclosure of Confidential Information. (i) During the Term and at all times thereafter as specified in Section 13.4, each receiving Party (A) shall hold Confidential Information received from a disclosing Party in confidence and shall use such Confidential Information only for the purposes of fulfilling its obligations or exercising its rights under this Agreement and for no other purposes, and (B) shall not disclose, provide, disseminate or otherwise make available any Confidential Information of the disclosing Party to any third party (except (1) the Receiving Party’s auditors, accountants, consultants or similar professionals and (2) the Receiving Party’s attorneys) without the express written permission of the disclosing Party (which permission is hereby granted in certain circumstances described in Sections 13.1(b)(ii) and 13.1(b)(iii)). Each receiving Party shall use at least the same degree of care to safeguard and to prevent unauthorized access, disclosure, publication, destruction, loss, alteration or use of the disclosing Party’s Confidential Information as the receiving Party employs to protect its own information (or information of its customers) of a similar nature, but not less than reasonable care. In no event shall Supplier use, disclose and employ any Ascension Health Data, personal information, or Confidential Information of any Eligible Recipient for any purpose other than providing Services under the Agreement, including in an aggregated or anonymous manner (e.g., where identifying Eligible Recipient information has been removed). (ii) A receiving Party may disclose Confidential Information of the disclosing Party to its employees, officers, directors, auditors, attorneys, tax advisors, consultants, financial advisors and similar professionals, and contractors and agents provided that (A) such person or entity has a need to know the Confidential Information for purposes of performing his or her obligations under or with or to enforce its rights under or with respect to this Agreement or as otherwise naturally occurs in such person’s scope of responsibility, (B) such person or entity is held to obligations of confidentiality that are no less stringent than those set forth in this Section 13.1, and (C) such disclosure is not in violation of Law. The receiving Party assumes full responsibility for the acts or omissions of any person or entity to whom it discloses Confidential Information of the disclosing Party regarding their use of such Confidential Information. (iii) A receiving Party may disclose Confidential Information of a disclosing Party as required to satisfy any Law, provided that, promptly upon receiving any such request, the receiving Party, to the extent it may legally do so, gives notice to the disclosing Party of the Confidential Information to be disclosed and the identity of the third party requiring such disclosure so that the disclosing Party may interpose an objection to such disclosure, take action to assure confidential handling of the Confidential Information, or take such other action as it deems appropriate to protect the Confidential Information. The receiving Party shall reasonably cooperate with the disclosing Party in its efforts to seek a protective order or other appropriate remedy or, in the event such protective order or other remedy is not obtained, to obtain assurance that confidential treatment will be accorded such Confidential Information. (iv) Unless expressly permitted by this Agreement, neither Party shall (A) make any use or copies of the Confidential Information of the other Party except as expressly contemplated by this Agreement, (B) possess or acquire any right in or assert any lien against the Confidential Information of the other Party, (C) sell, assign, transfer, lease, encumber, or otherwise dispose of or disclose the Confidential Information of the other Party to third parties, (D) commercially exploit, or permit a third party to commercially exploit, such Confidential

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 56 Information, or (E) refuse for any reason (including a material default or material breach of this Agreement by the other Party) to promptly provide the other Party’s Confidential Information (including any copies thereof) to the other Party if requested to do so. (v) Notwithstanding the foregoing, the terms and conditions of this Agreement that are specific to this transaction, including the Charges and the Service Levels (collectively, the “Agreement Terms”), shall be deemed to be the Confidential Information of each Party, but not the existence of the Agreement and not general descriptions of the Services. Each Party shall have the right to disclose the Agreement Terms without notice to or consent of the other Party as necessary to enforce any of that Party’s rights or to perform their obligations as set forth in this Agreement, in connection with any audit or Reviewing, in connection with any potential merger, sale or acquisition of Supplier or an Eligible Recipient (as the case may be), or a sale or transfer of a portion of the business of an Eligible Recipient which business relies, in whole or in part on the Services hereunder, in connection with Supplier or an Eligible Recipient (as the case may be) obtaining any financing or investment, or as otherwise permitted in this Article 13. The Eligible Recipients and Supplier shall have the right to disclose the Agreement Terms (as part of any public regulatory filings or otherwise) upon at least four (4) business days’ notice (or such shorter period required to comply with the applicable rules or regulations) to the other Party to the extent required by rules or regulations promulgated by the Securities and Exchange Commission (“SEC”) or any similar governmental or regulatory body having jurisdiction over such Party in any country or jurisdiction, provided that the Parties shall cooperate and seek to minimize disclosure through redaction consistent with such rules and regulations. Ascension Health may disclose Confidential Information relating to the financial or operational terms of this Agreement and/or Supplier’s performance hereunder (e.g., applicable Service Levels and measurements of Supplier’s performance with respect to such Service Levels) in connection with the solicitation of proposals for or the procurement of the same or similar services from prospective Third Party Contractors; provided, however, Ascension Health may not divulge Supplier’s pricing for the Services in connection with any such solicitation or procurement. For any redaction efforts, the Parties shall cooperate in good faith to agree upon the appropriate redactions within a timeframe that permits the Parties to comply with the applicable Laws; provided, that nothing shall prevent any Party from filing an unredacted version of the Agreement Terms if the redaction cannot reasonably be completed within the timeframe required for the filing or disclosure. (c) Exclusions. Notwithstanding the above, Section 13.1(b) shall not apply to any particular information which the receiving Party can demonstrate (i) is, at the time of disclosure to it, generally available to the public other than through a breach of the receiving Party’s or a third party’s confidentiality obligations; (ii) after disclosure to it, is published by the disclosing Party or otherwise becomes generally available to the public other than through a breach of the receiving Party’s or a third party’s confidentiality obligations; (iii) was lawfully in the possession of the receiving Party immediately prior to the time of disclosure to it without obligation of confidentiality; (iv) is received from a third party having a lawful right to possess and disclose such information; or (v) is independently developed by the receiving Party without reference to the disclosing Party’s Confidential Information. The exclusions in this Section 13.1(c) shall not apply to Personal Data. (d) Loss of Confidential Information. Each Party shall (i) immediately notify the other Party of any possession, use, knowledge, disclosure, or loss of such other Party’s Confidential Information in contravention of this Agreement, (ii) promptly furnish to the

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 57 other Party all known details and assist such other Party in investigating and/or preventing the reoccurrence of such possession, use, knowledge, disclosure, or loss, (iii) cooperate with the other Party in any investigation or litigation deemed necessary by such other Party to protect its rights, and (iv) promptly use all commercially reasonable efforts to prevent further possession, use, knowledge, disclosure, or loss of Confidential Information in contravention of this Agreement. Each Party shall bear any costs it incurs in complying with this Section 13.1(d). (e) No Implied Rights. Nothing contained in this Section 13.1 shall be construed as obligating a Party to disclose its Confidential Information to the other Party, or as granting to or conferring on a Party, expressly or impliedly, any rights, title, or interest (including license) in or to any Confidential Information of the other Party. (f) Return or Destruction of Confidential Information. Within [**] days following a request by Ascension Health as to return or destruction of Ascension Health’s Confidential Information, the Supplier must, at Ascension Health’s discretion, either return to Ascension Health all Confidential Information (including all copies/derivatives thereof); or certify in writing to Ascension Health that such Confidential Information (including all copies/derivatives thereof) has been destroyed in such a manner that it cannot be retrieved. In no event shall Supplier withhold any Confidential Information of Ascension Health as a means of resolving any dispute. Notwithstanding the foregoing, Supplier may retain one copy of Ascension Health’s Confidential Information in its legal department as and to the extent required to comply with applicable Laws or enforce its rights under this Agreement; provided that such Confidential Information shall be returned or destroyed in accordance with this provision upon the expiration of the period specified in the applicable Law, the expiration of the applicable statute of limitations and the final resolution of any pending dispute. 13.2 Ascension Health Data. Nothing in this Section 13.2 is intended to limit the obligations of Supplier or Ascension Health under Section 13.1 or 13.3 of this Agreement with respect to the Confidential Information addressed in such Sections. To the extent that the provisions pertaining to Ascension Health Data in Section 13.1, this Section 13.2, and Section 13.3 conflict, the provisions of Section 13.3 shall control over the provisions of this Section 13.2, which shall control over the provisions of Section 13.1. (a) Ownership of Ascension Health Data. Ascension Health Data shall be and remain, as between the Parties, the property of the relevant Eligible Recipient regardless of whether Supplier or Ascension Health is in possession of the Ascension Health Data. Ascension Health Data shall be made available to Ascension Health, upon its request, in real time by the means and in the form and format as reasonably requested by Ascension Health. At no time shall Ascension Health Data be stored or held by Supplier in a form or manner not readily accessible to Ascension Health in this manner. (b) Safeguarding of Ascension Health Data. (i) Supplier and Subcontractors to whom Ascension Health Data is provided shall maintain a comprehensive data security program, which shall include reasonable and appropriate technical, organizational and security measures against the [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 58 destruction, loss, unauthorized access or alteration of Ascension Health Data in the possession of Supplier or such Subcontractors, and which shall be (1) no less rigorous than those maintained by Ascension Health or any other Eligible Recipient as of the Commencement Date (or implemented by Ascension Health or another Eligible Recipient in the future to the extent deemed necessary by Ascension Health) and, subject to Supplier’s Transition obligations, of which Supplier has been given prior written notice or has actual notice, (2) no less rigorous than those maintained by Supplier for its own information of a similar nature, (3) adequate to meet the requirements of Ascension Health’s and the Eligible Recipient’s privacy, security and records retention policies as each may be modified and replaced from time to time; and (4) no less rigorous than required by applicable Laws. The data security program and associated technical, organizational and security measures shall comply in all material respects with the Information Security Management System (ISMS) family of standards as published by the International Organization for Standardization (ISO) and the International Electrotechnical Commission (IEC), also known as the ISO/IEC 27000 series, as each may be modified or replaced from time to time. The content and implementation of the data security program and associated technical, organizational and security measures shall be fully documented in writing by Supplier. Supplier shall permit Ascension Health to review such documentation and/or to inspect Supplier’s compliance with such program in accordance with Section 9.10. Supplier shall not use Ascension Health Data in contravention of the Ethical and Religious Directives. Supplier shall segregate Ascension Health Data from all of Supplier’s other client data during all phases of data processing, including within Supplier’s tools (e.g., AHtoCharge). Supplier shall keep Ascension Health Data logically separated from Supplier’s other clients’ data and implement logical access controls to prevent unauthorized access to Ascension Health Data. Supplier will certify annually that it (and each of its Subcontractors) is using Ascension Health Data, including Ascension Health Data that has been De-identified, only as expressly permitted by this Agreement by completion of the Form of Annual Attestation attached as Annex 2. (ii) Subject to any restriction in contracts with Supplier’s other customers, Supplier shall regularly advise Ascension Health of data security practices, procedures and safeguards in effect for other Supplier customers that, in Supplier’s reasonable judgment, are (1) relevant to the Services being provided under the Agreement and (2) exceed data security standards in effect for Ascension Health and the Eligible Recipients pertaining to in-scope services. In the event that Ascension Health authorizes the implementation of these procedures and such implementation results in New Services, Ascension Health agrees the Charges will be adjusted to reflect such costs. If such procedures or safeguards are of the nature such that they must be implemented for Ascension Health and another Supplier customer and have been agreed to in advance by such parties, any associated additional costs shall be divided amongst the applicable Supplier customers on a proportional basis, relative to the Services being received. If requested by Ascension Health, Supplier shall, to the extent reasonably practicable and subject to the Change Control Procedures and Exhibit 6, implement such enhanced practices, procedures, and safeguards with respect to its provision of Services to Ascension Health hereunder.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 59 (iii) Ascension Health shall have the right to establish backup security for any Ascension Health Data and to keep backup copies of such Ascension Health Data in its possession if it chooses. At Ascension Health’s request, Supplier shall provide Ascension Health with downloads of Ascension Health Data to enable Ascension Health to maintain such backup copies. The Eligible Recipients shall reimburse Supplier for any actual and reasonable costs associated with providing such backup copies, provided that the applicable Eligible Recipient has approved such costs in advance. (iv) Supplier will promptly notify the Ascension Health Relationship Manager and the applicable Eligible Recipient Relationship Manager when Supplier detects or is notified of any targeted attempted security breach or successful security breach that results or may have resulted in unauthorized destruction, loss, alteration or theft of, or unauthorized access to, Ascension Health Data (each such incident, a “Security Incident”). Supplier will investigate (with Ascension Health’s participation if so desired by Ascension Health) such breach or potential breach and mitigate the adverse effects of such Security Incident. Supplier will correct, at Ascension Health’s request and sole discretion and at no additional charge to Ascension Health or the applicable Eligible Recipient, any destruction, loss or alteration of any Ascension Health Data. Supplier shall promptly (and in any event as soon as reasonably practical) (a) perform a Root Cause Analysis and prepare a corrective action plan, (b) provide Ascension Health and any applicable Eligible Recipient with written reports and detailed information regarding any Security Incident, including how and when such Security Incident occurred and what actions Supplier is taking to remedy such Security Incident, (c) cooperate in the investigation of the Security Incident at Ascension Health’s request, (d) [**] (e) to the extent such breach or potential breach is within Supplier’s or its Subcontractor’s or Affiliate’s areas of control, remediate or cause to be remediated such breach or potential breach of security and take commercially reasonable actions to prevent its recurrence, and (f) indemnify Ascension Health and any applicable Eligible Recipient against any claims, suits, damages, actions, fines, penalties or losses (including reasonable attorneys’ fees) arising from any Security Incident. (v) To the extent Supplier removes Ascension Health Data from any media under its control that is taken out of service, Supplier shall destroy or securely erase such media in accordance with the Policy and Procedures Manual. Under no circumstances shall Supplier use or re-use media on which Ascension Health Data has been stored for any purpose unless such Ascension Health Data has been securely erased in accordance with the Policy and Procedures Manual or such data is securely encrypted and such level of encryption has been approved by Ascension Health. (vi) Supplier agrees that no access to an Eligible Recipient’s network from external networks, including the Internet, will be permitted unless strong authentication and encryption are used on the applicable website(s) or other access point. Supplier shall maintain an access control list for all access to its internal network from an external network and Supplier agrees that any of its servers exposed to the Internet that contain Confidential Information or Ascension Health Data will run on a hardened operating system. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 60 (vii) Supplier represents and warrants that Ascension Health Data will be encrypted with industry accepted encryption techniques and strengths when transmitted over public networks. Clear text (e.g., ftp, telnet) protocols will not be used to access or transfer Ascension Health Data. Ascension Health Data will be encrypted when at rest and stored, including backups and storage on portable media (e.g., USB sticks, portable hard drives, laptops, DVD/CDs). (viii) For any copy machine, scanner or printer (or similar equipment that serves a similar function) that Supplier provides to perform the Services and uses that may contain Ascension Health Data stored on a temporary or permanent basis (e.g., stored on an internal drive), Supplier will ensure that [**], Supplier will permanently erase any and all of the Ascension Health Data from such equipment. In addition, Supplier will prevent unauthorized access to or “recall” of any such Ascension Health Data on such equipment after the processing of such Ascension Health Data. (c) Correction of Ascension Health Data. The correction of any errors or inaccuracies in or with respect to Ascension Health Data shall be performed by Supplier [**] if (i) Supplier is operationally responsible for inputting such data, or (ii) such errors or inaccuracies are attributable to the failure of Supplier or Supplier Personnel to comply with Supplier’s obligations under this Agreement. (d) Restoration of Ascension Health Data. The restoration of any destroyed, lost or altered Ascension Health Data shall be performed by the Party that has operational responsibility for maintaining the System on which such Ascension Health Data resides and for creating and maintaining backup copies of such Ascension Health Data. To the extent (i) Supplier is operationally responsible for performing such restoration or (ii) such destruction, loss or alteration is attributable to the failure of Supplier or Supplier Personnel to comply with Supplier’s obligations under this Agreement, Supplier shall bear the cost of restoring such data. (e) Cardholder Data. To the extent applicable to the Services provided by Supplier under a Supplement, Supplier shall comply with the Payment Card Industry Data Security Standard (“PCI DSS”). Supplier shall use Cardholder Data only for assisting in completing a card transaction, for fraud control services, or as specifically agreed to by Visa, MasterCard, American Express, and/or Discover (collectively, the “Issuers”), Ascension Health, or as required by applicable Law. In the event of a breach or intrusion of or otherwise unauthorized access to Cardholder Data stored by or for Supplier, Supplier shall immediately notify Ascension Health, in writing, and provide Ascension Health or its designee, the Issuers, and the acquiring financial institution and their respective designees access to Supplier’s facilities and all pertinent records to conduct a review of Supplier’s compliance with these requirements. Supplier shall maintain appropriate business continuity procedures and systems to ensure security of Cardholder Data in the event of a disruption, disaster or failure of Supplier’s primary data systems which involve a risk to Cardholder Data. Supplier shall provide access to its security systems and procedures, as reasonably requested by Ascension Health or its designee. Supplier shall reasonably cooperate with respect to any reviews of their facilities and records provided for in this Section 13.2(e). [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 61 (f) Use of Ascension Health Data. Under no circumstances shall Supplier use Ascension Health Data or information provided by Ascension Health specifically or in the aggregate to advertise or market itself or others. In addition, Supplier shall not, without the advanced consent and approval of Ascension Health or the applicable Eligible Recipient, use or access Ascension Health Data, Ascension Health Confidential Information, Personal Data or metadata for any secondary uses beyond the limited extent necessary to provide the Services to Ascension Health and the other Eligible Recipients. For the avoidance of doubt, Supplier shall not use any such information for marketing or market research purposes. Notwithstanding the foregoing, the Parties agree that Supplier may use the Ascension Health Data for benchmarking, quality control, and internal business purposes, including improvements to the Services for the benefit of Ascension Health and the Eligible Recipients and its other customers. Supplier represents and warrants that it will not provide any of the Ascension Health Data to any third parties, agrees that all Ascension Health Data is owned by Ascension Health, and agrees that it will not use the Ascension Health Data for any other purpose without Ascension’s prior written approval. If Ascension Health decides in its sole discretion to allow the use and commercialization of any Ascension Health Data by Supplier, Supplier shall ensure that: (i) such use shall comply with all applicable Laws; (ii) Supplier shall not use or disclose such data, which it acknowledges is highly confidential, except as specifically approved by Ascension Health; (iii) such use does not breach any Ascension Health or Eligible Recipient Third Party Contract; and (iv) any Ascension Health Data so used by Supplier has been made completely anonymous and is De-identified, including the removal of any personally identifiable data, including with respect to patients, provider, payors and any other third party. Supplier shall indemnify, defend and hold Ascension Health and the Eligible Recipients harmless against any and all claims related to Supplier’s use or disclosure of such Ascension Health Data. As used in this Agreement, “De-identified” means de- identified Ascension Health Data which has had direct and indirect patient, provider and or provider group identifiable health information removed by Supplier in accordance with HIPAA, 45 C.F.R. 164.514(b)(2) and 45 C.F.R. 164.514(b)(1), provided that if Supplier is relying on statistical de-identification pursuant to 45 C.F.R. 164.514(b)(1) then such de-identification shall only be used with respect to the fields set forth below and all other fields remaining subject to HIPAA, 45 C.F.R. 164.514(b)(2). The fields that Supplier may de-identify pursuant to 45 C.F.R. 164.514(b)(1) are as follows: account number, medical record number, admission/discharge date(s), procedure date(s), visit date(s), payor plan/group id, zip code, birth month/year, death month/year, derived age below 90. 13.3 Personal Data. (a) Privacy Laws. Supplier acknowledges that the Ascension Health Data is subject to Laws, in multiple jurisdictions worldwide, restricting collection, use, processing and free movement of personal data. Supplier represents, warrants and covenants that it adheres to, and during the Term shall continue to adhere to, the United States Department of Commerce Safe Harbor Principles. In addition to its other obligations under this Agreement, subject to Section 15.7, Supplier will comply with all applicable Laws with respect to the Ascension Health Data and the Services. Supplier also shall hold any Personal Data that it receives in confidence and in compliance with (1) Supplier’s obligations under this Agreement, the Supplements, Exhibits and Attachments hereto, the Policy and Procedures Manual and the data privacy policy of Ascension Health and (2) the global data privacy policies of any self-regulatory organizations to which any Eligible Recipient belongs and which are applicable to Supplier in its role as a third party supplier to the Eligible Recipients in relation to Ascension Health Data. In addition, and without limiting the foregoing, Supplier shall provide Ascension Health with all assistance as Ascension Health may reasonably require to fulfill the responsibilities of Ascension Health and the other Eligible Recipients under data privacy Laws. Supplier will indemnify the Eligible Recipients for any Losses suffered by the Eligible Recipients

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 62 as a result of Supplier’s failure to comply with Privacy Laws. Supplier shall not use terms of use or privacy statements that vary from this Agreement or enter into separate agreements between Supplier and Authorized Users or other individuals of Eligible Recipients that offer less protection with respect to the Personal Data of Authorized Users or other individuals’ Personal Data than the protections provided in this Agreement. (b) Limitations on Use. Supplier agrees that Supplier and Supplier Personnel will not use Personal Data for any purpose or to any extent other than as necessary to fulfill Supplier’s obligations under this Agreement. Ascension Health agrees that Supplier may use Personal Data to the extent necessary to fulfill Supplier’s obligations under this Agreement. Supplier and Supplier Personnel shall not process, transfer or disseminate Personal Data without the approval of Ascension Health unless expressly provided for in this Agreement. Supplier shall take appropriate action to ensure that Supplier Personnel having access to Personal Data are advised of the terms of this Section and trained regarding their handling of Personal Data. All such Supplier Personnel’s access to Personal Data must be governed by a non-disclosure agreement that prohibits the personnel from using, disclosing or copying the Personal Data for any purpose except as required for the performance of this Agreement. Supplier is and Supplier shall be responsible for any failure of Supplier Personnel to comply with the terms and conditions regarding Personal Data. (c) Limitations on Disclosure. When interfacing with the applicable Eligible Recipient regarding Personal Data, Supplier shall only disclose or transmit Personal Data to those Eligible Recipient employees and Third Party Contractors authorized by the Ascension Health Relationship Manager or his or her designee or identified in the Policy and Procedures Manual. (d) HIPAA. Supplier shall execute a Business Associate Addendum in the form attached hereto as Annex 3, and further agrees to execute any amendments thereto reasonably requested by Ascension Health or any other Eligible Recipient to meet Ascension Health’s and/or the other Eligible Recipients’ regulatory obligations. In the event of a conflict between the Business Associate Addendum, as may be amended (“BAA”), and this Agreement, the BAA shall be given priority. Supplier and Supplier Personnel shall comply with the terms of the BAA in performing the applicable Services. Supplier shall be responsible under this Agreement for any failure of Supplier or Supplier Personnel to comply with the terms of the BAA or the Laws referenced in the BAA applicable to Supplier in the same manner and to the same extent it would be responsible for any failure to comply with its other obligations under this Agreement. (e) Unauthorized Disclosure or Access. If Supplier or Supplier Personnel have knowledge of or suspect any unauthorized possession, use, knowledge, loss, disclosure of or access to Personal Data in contravention of this Agreement, Supplier shall, in addition to its obligations with regard to Security Incidents set forth in Section 13.2(b)(iv), (i) immediately report to Ascension Health such possession, use, knowledge, loss, disclosure or access to Personal Data and promptly furnish to Ascension Health all known details; (ii) immediately take steps to mitigate any harmful effects of such possession, use, knowledge, loss, disclosure or access; (iii) cooperate with Ascension Health in any investigation, litigation, or provision of notices that Ascension Health deems appropriate and (iv) promptly use all commercially reasonable efforts to prevent further possession, use, knowledge, disclosure or loss of Personal Data in contravention of this Agreement. To the extent any unauthorized disclosure of or access to Personal Data arises out of or is connected to a breach by Supplier or Supplier Personnel of

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 63 Supplier’s obligations under this Agreement, Supplier shall bear (A) [**] incurred by Supplier in complying with its legal obligations relating to such breach, and (B) in addition to any other damages for which Supplier may be liable for under this Agreement, the following [**] incurred by the Eligible Recipient in responding to such breach, to the extent applicable: (1) [**] of providing notice to affected individuals; (2) [**] of providing notice to government agencies, credit bureaus, and/or other required entities; (3) [**] of providing affected individuals with credit monitoring services for a specific period not to exceed twelve (12) months or the minimum time period provided by applicable Law, whichever is longer; (4) call center support for such affected individuals for a specific period not to exceed thirty (30) days; (5) [**] of any other measures required under applicable Law; and (6) any other Losses for which Supplier would be liable under this Agreement. 13.4 Survival. The Parties’ obligations under this Article 13 shall survive the expiration or termination of this Agreement and shall be perpetual. 14. OWNERSHIP OF MATERIALS. 14.1 Ascension Health Owned Materials. (a) Definition. The term “Ascension Health Owned Materials” means: (i) Materials owned by Ascension Health and the Eligible Recipients prior to the applicable Supplement Effective Date; (ii) Materials developed or acquired by Ascension Health and the Eligible Recipients or their third-party suppliers (other than Supplier) after the applicable Supplement Effective Date; (iii) Derivative Works, modifications and enhancements to any of the foregoing; and (iv) all intellectual property rights subsisting in any of the foregoing. The Parties acknowledge that the performance scorecards prepared for the applicable Eligible Recipients reflecting performance results for them are Ascension Health Owned Materials. (b) Ownership by Ascension; License to Supplier. Supplier acknowledges and agrees that the Ascension Health Owned Materials will be owned exclusively by Ascension Health, and Supplier will and hereby does, without further consideration, assign to Ascension Health any and all right, title or interest that Supplier may now or hereafter possess in or to the Ascension Health Owned Materials. As of the Commencement Date, Ascension Health hereby grants to Supplier (and, to the extent necessary for Supplier to provide the Services, to the Subcontractors) a non-exclusive, worldwide, non-transferable, revocable, fully paid-up, royalty-free right and license, solely during the Term (and to the extent necessary to perform any Disengagement Services requested hereunder by Ascension Health), to access, use, execute, reproduce, display, perform, modify, enhance, distribute and create Derivative Works of the Ascension Health Owned Materials provided by Ascension Health to Supplier pursuant to this Agreement for the express and sole purpose of providing the Services. Supplier will not, and will not permit any Supplier Personnel to, use any Ascension Health Owned Materials for the benefit of any person or entity other than Ascension Health or any Eligible Recipient without the prior written approval of Ascension Health, which may be withheld in Ascension Health’s sole discretion. Except as otherwise requested or approved by Ascension Health, Supplier will, and will cause the Supplier Personnel to, cease all use of Ascension Health Owned Materials upon the later of the end of the Term or the completion of any Disengagement Services. Section 10.2 shall apply to Ascension Health’s revocation of Supplier’s license to the [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 64 Ascension Health Owned Materials set forth above, except where such revocation is based on Supplier’s misuse of the Ascension Health Owned Materials. (c) Disclaimer. THE ASCENSION HEALTH OWNED MATERIALS ARE PROVIDED BY ASCENSION HEALTH TO SUPPLIER AND ITS SUBCONTRACTORS ON AN AS-IS, WHERE-IS BASIS. ASCENSION HEALTH EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO SUCH MATERIALS, OR THE CONDITION OR SUITABILITY OF SUCH MATERIALS FOR USE BY SUPPLIER OR ITS SUBCONTRACTORS TO PROVIDE THE SERVICES, INCLUDING WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. 14.2 Developed Materials. (a) General Developed Materials. Subject to Sections 14.1(a), 14.2(d) and 14.6, Supplier will own exclusively all Materials which are conceived, originated or prepared by Supplier within the scope of the Services using resources provided under this Agreement (“General Developed Materials”), without regard to where such Materials are prepared, first conceived, published or developed. Upon Supplier’s reasonable request, Ascension Health shall provide Supplier with reasonable assistance required to perfect such right, title and interest, including executing a confirmation of assignment with respect to the General Developed Materials. (b) License to Ascension Health and the Eligible Recipients to General Developed Materials. Supplier hereby grants to Ascension Health and the Eligible Recipients (and any designees) a limited, non-exclusive, worldwide, perpetual non-transferable, irrevocable, fully paid-up, royalty-free right and license to use, execute, reproduce, display, perform, modify, and enhance the General Developed Materials, including Supplier Owned Materials referenced in Section 14.3 below that are embedded in the General Developed Materials solely for the purpose of providing Services on an uninterrupted basis. (c) Source and Object Code of Software to General Developed Materials. If any General Developed Materials that are the subject of Section 14.2(a) includes Software, Supplier will provide Ascension Health with the object code, source code and documentation necessary to allow the Eligible Recipient to exercise its licensing rights for such Software when such Software is completed or otherwise made available by Supplier. (d) Commissioned Developed Materials. Except with respect to the RC Tools (unless otherwise agreed by Supplier), Ascension Health will own exclusively all Materials that are designed, prepared or created by Supplier within the scope of the Services using resources provided under this Agreement and specifically requested by Ascension Health or an Eligible Recipient for its specific use (“Commissioned Developed Materials”). Such work shall be work made for hire. Upon Ascension Health’s reasonable request, Supplier shall provide Ascension Health with reasonable assistance required to perfect such right, title and interest, including executing a confirmation of assignment with respect to the Commissioned Developed Materials. (e) License to Supplier to Commissioned Developed Materials. Except as otherwise agreed by the Parties, Ascension Health hereby grants to Supplier (and any designees) a non-exclusive, worldwide, perpetual, transferable, irrevocable, fully paid-up, royalty-free right and license to use, execute, reproduce, display, perform, modify, and enhance the Commissioned Developed Materials. (f) Third Party Materials. The ownership of Derivative Works of Third Party Materials created by Supplier in connection with the Services shall, as between Supplier and

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 65 Ascension Health, be considered developed Materials owned by the Party that is the licensee of such Third Party Materials or, if both Parties are the licensee of such Third Party Materials, owned by Supplier. For purposes of the foregoing, Supplier shall be deemed the licensee of Third Party Materials licensed by its Subcontractors or Affiliates and Ascension Health shall be deemed the licensee of Third Party Materials licensed by Ascension Health Affiliates or any other Eligible Recipients. Each Party acknowledges and agrees that its ownership of such Derivative Works may be subject to or limited by the terms of the underlying agreement with the owner of the underlying Third Party Materials. 14.3 Supplier Owned Materials. (a) Supplier will be the sole and exclusive owner of (i) all Materials owned by it as of the Effective Date, (ii) all Materials developed by Supplier, including domestic and foreign Intellectual Property Rights embodied therein, and (iii) Derivative Works of the foregoing (other than Commissioned Developed Materials) (collectively, “Supplier Owned Materials”). (b) Except with respect to the RC Tools, Supplier hereby grants Ascension Health and the Eligible Recipients a non-exclusive, worldwide, fully paid-up, license, with the right to grant sublicenses, during the Term to use, execute, reproduce, display, perform, modify, enhance, distribute and create Derivative Works of Supplier Owned Materials for the benefit of Ascension Health and the Eligible Recipients for the continuation or receipt of the Services. (c) Except with respect to the RC Tools and the Supplier Owned Materials set forth in Exhibit 16 (Excluded Supplier Owned Materials), Supplier hereby grants the following rights and licenses to Ascension Health with respect to Supplier Owned Materials that are necessary to permit Ascension Health or its designee to provide services similar to the Services after expiration or termination of the applicable Supplement: (i) a perpetual, non-exclusive, fully paid-up license, with the right to grant sublicenses, to use, execute, reproduce, display, perform, distribute, modify, enhance and create Derivative Works of such Supplier Owned Materials, for the benefit or use of Ascension Health and the entities which during the Term would have qualified as Eligible Recipients, without charge to Ascension Health or the Eligible Recipients (except to the extent Ascension Health has consented prior to the initial use of such Materials to pay such a charge); and (ii) a copy of such Supplier Owned Materials and all related documentation which may be necessary to permit Ascension Health or its designee to provide the services similar to the Services for the benefit of any entity that would be deemed an Eligible Recipient under this Agreement after such expiration or termination of the applicable Supplement. (d) License to Supplier Third Party Materials during the Term. As of the Commencement Date and subject to Supplier having obtained any Required Consents, Supplier hereby grants to the Eligible Recipients (and at Ascension Health’s request, Third Party Contractors that sign a written agreement with Ascension Health to be bound by terms at least as protective as the terms contained herein applicable to such Third Party Materials), at no additional charge, a non-exclusive, world-wide, royalty-free right and license to access and/or use the Third Party Materials as to which Supplier holds the license or for which Supplier is financially responsible under this Agreement during the Term and any Disengagement Services period, for the benefit of Ascension Health, the Eligible Recipients and their respective Affiliates, solely to (i) receive the full benefit of the Services provided by Supplier, (ii) monitor, access, interface with or use the Materials

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 66 and Software then being used by Supplier to the extent contemplated by this Agreement, (iii) perform services and functions that are ancillary to the Services provided by Supplier or (iv) perform services or functions previously performed by Supplier in circumstances in which the services or functions in question have not been terminated or taken completely away from Supplier. (e) License to Supplier Third Party Materials after Termination. Unless Ascension Health otherwise agrees in advance in accordance with Section 6.5(c), with respect to Third Party Materials licensed by Supplier or Supplier Affiliates or Subcontractors and used by them to provide the Services, provided the Eligible Recipients elect to pay the licensing fee contemplated by Section 6.5(c), Supplier hereby grants to the Eligible Recipients (and, at Ascension Health’s election, to Third Party Contractor(s) that sign a written agreement with Ascension Health to be bound by terms at least as protective as the terms contained herein applicable to such Third Party Materials) a sublicense offering the same rights and warranties with respect to such Third Party Materials available to Supplier (or the applicable Supplier Affiliates or Subcontractors), on terms and conditions that are at least as favorable in all material respects as those applicable to Supplier (or the applicable Supplier Affiliate or Subcontractor), for the benefit of the Eligible Recipients upon the expiration or termination of the Term with respect to the Services for which such Materials were used; provided that, during the Disengagement Services period, Supplier may, with Ascension Health’s approval, substitute one of the following for such sublicense: (i) the assignment to Ascension Health, the other Eligible Recipients and such Third Party Contractor(s), of the underlying license for such Third Party Materials; or (ii) the procurement for Ascension Health, Eligible Recipients and such Third Party Contractor(s) of either a (a) new license (with terms at least as favorable as those in the license held by Supplier or its Affiliates or Subcontractors and with the right to grant sublicenses) to such Third Party Materials for the benefit of the Eligible Recipients, or (b) substitute license for Third Party Materials sufficient to perform, without additional cost, support or resources and at the levels of performance and efficiency required by this Agreement, the functions of the Third Party Materials necessary to enable Ascension Health or its designee to provide the Services for which such Third Party Materials were used. Unless Ascension Health has otherwise agreed in advance, the Eligible Recipients (and, to the extent applicable, Third Party Contractors) shall not be obligated to pay any license or transfer fees in connection with its receipt of the licenses, sublicenses and other rights specified in this Section 14.3(e). Ascension Health, however, shall be obligated to make monthly or annual payments attributable to periods after the expiration or termination of the Term with respect to the Services for which such Third Party Materials were used, for the right to use and receive maintenance or support related thereto, but only to the extent Supplier would have been obligated to make such payments if it had continued to hold the licenses in question or Ascension Health has agreed in advance to make such payments. To the extent Ascension Health has agreed in advance to pay any fees in connection with its receipt of such licenses, sublicenses or other rights, Supplier shall, at Ascension Health’s request, identify the licensing and sublicensing options available to the Eligible Recipients and the license or transfer fees associated with each. Supplier shall reasonably cooperate with Ascension Health's efforts to secure a license to any Third Party Materials. Supplier shall not commit any Eligible Recipient to paying any such fees or expenses without Ascension Health’s prior approval. If the licensor offers more than one form of license, Ascension Health (not Supplier) shall select the form of license to be received by Ascension Health, the other Eligible Recipients or their designee(s).

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 67 14.4 Third Party Materials in Developed Materials. (a) Restrictions. Supplier will not incorporate any third party Materials into the Developed Materials without Ascension Health’s prior written consent. Supplier will inform Ascension Health of any license restrictions and costs associated with the use of Third Party Materials prior to obtaining Ascension Health’s consent, and Ascension Health’s rights will be subject to such restrictions and/or costs if Ascension Health consents in writing to its use. (b) License. In addition to any other rights or remedies that Ascension Health may have, if Third Party Materials are incorporated into any Developed Materials without Ascension Health’s prior written approval, Supplier will obtain on behalf of Ascension Health license rights with respect to such Third Party Materials that are the same as the license rights granted by Supplier to Ascension Health pursuant to Section 14.3(c). 14.5 General Rights. (a) Copyright Legends. Each Party agrees to reproduce copyright legends which appear on any portion of the Materials which may be owned by the other Party or third parties. (b) No Implied Licenses. Except as expressly specified in this Agreement, nothing in this Agreement shall be deemed to grant to one Party, by implication, estoppel or otherwise, license rights, ownership rights or any other intellectual property rights in any Materials owned by the other Party or any Affiliate of the other Party (or, in the case of Ascension Health, any Eligible Recipient). (c) Incorporated Materials. Should either Party incorporate into Developed Materials any intellectual property subject to third party patent, copyright or license rights, any ownership or license rights granted herein with respect to such Materials shall be limited by and subject to any such patents, copyrights or license rights; provided that, prior to incorporating any such intellectual property in any Materials, the Party doing so discloses this fact and obtains the prior approval of the other Party. 14.6 RC Tools. As of the Commencement Date, Supplier hereby grants to the Eligible Recipients (and at Ascension Health’s request, Third Party Contractors that sign a written agreement with Ascension Health to be bound by terms at least as protective as the terms contained herein applicable to such Materials), [**] a non-exclusive, world-wide, royalty-free right and license, to access, use, execute, and display the RC Tools (including all modifications, replacements, Upgrades, enhancements, methodologies, tools, documentation, materials and media related), during the Term and any Disengagement Services period, for the benefit of the Eligible Recipients, solely to (i) receive the full benefit of the Services provided by Supplier, (ii) monitor, access, interface with or use the Materials and Software then being used by Supplier to the extent contemplated by this Agreement, and (iii) perform or have performed services and functions that are ancillary to the Services provided by Supplier. The rights and obligations of the Eligible Recipients with respect to such RC Tools following the expiration or termination of this Agreement or termination of any Service are set forth in Section 6.5(c)(iii). [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 68 15. REPRESENTATIONS, WARRANTIES AND COVENANTS. 15.1 Work Standards. Supplier represents, warrants and covenants that: (i) the Services shall be rendered with promptness, due care, skill and diligence; (ii) the Services shall be executed in a workmanlike manner, in accordance with the Service Levels; (iii) Supplier shall use adequate numbers of qualified individuals with suitable training, education, experience, know-how, competence and skill to perform the Services; (iv) Supplier shall provide such individuals with training as to new products and services prior to their implementation in Ascension Health’s and/or the Eligible Recipients’ environment; and (v) Supplier shall have the resources, capacity, expertise and ability in terms of Equipment, Materials, know-how and personnel to provide the Services. 15.2 Materials. (a) Ownership and Use. Supplier represents, warrants and covenants that it is either the owner of, or authorized to use, any and all Materials provided and used by Supplier in providing the Services. As to any such Materials that Supplier does not own but is authorized to use, Supplier shall advise Ascension Health and the Eligible Recipients as to the ownership and extent of Supplier’s rights with regard to such Materials to the extent any limitation in such rights would impair Supplier’s performance of its obligations under this Agreement. (b) Performance. Supplier represents, warrants and covenants that any Supplier Owned Materials will perform in Compliance with its Specifications and will provide the functions and features and operate in the manner described in its Specifications. (c) Functionality. With respect to General Developed Materials, Commissioned Developed Materials and products accepted in accordance with Section 6.3(f), Supplier warrants that the applicable product shall meet the functionality and performance characteristics described in the Supplement, and that the applicable product shall be capable of running at full load, on a repetitive basis, using a variety of Eligible Recipient’s actual data, without failure. In the event that such product fails to meet such specified functionality, performance characteristics or run-time functionality, Supplier shall use its commercially reasonable efforts to correct such product so that it meets and is in compliance with all applicable Acceptance Tests. (d) Nonconformity of Supplier Owned Software. In addition to the foregoing, if Supplier Owned Materials (excluding General Developed Materials and Commissioned Developed Materials which are addressed in Section 15.2(c)) do not Comply with the criteria set forth in this Agreement or the applicable Supplement, and/or adversely affect the Services provided hereunder, Supplier shall expeditiously repair or replace such Supplier Owned Materials with conforming Materials. [**] 15.3 Non-Infringement. (a) Performance of Responsibilities. Except as otherwise provided in this Agreement, each Party represents, warrants and covenants that it shall perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, copyright, trademark, trade secret or other proprietary rights of any third party; provided, however, that the performing Party shall not have any obligation or liability to the extent any infringement or misappropriation is caused by [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 69 (i) modifications made by the other Party or its contractors or subcontractors, without the knowledge or approval of the performing Party, (ii) the other Party’s combination of the performing Party’s work product or Materials with items not furnished, specified or reasonably anticipated by the performing Party or contemplated by this Agreement, (iii) a breach of this Agreement by the other Party, (iv) the failure of the other Party to use corrections or modifications provided by the performing Party offering equivalent features and functionality, or (v) Third Party Software, except to the extent that such infringement or misappropriation arises from the failure of the performing Party to obtain the necessary licenses or Required Consents or to abide by the limitations of the applicable Third Party Software licenses. Each Party further represents, warrants and covenants that it will not use or create materials in connection with the Services which are libelous, defamatory, obscene or otherwise infringe another individual’s privacy rights. (b) Third Party Software Indemnification. In addition, with respect to Third Party Software provided by Supplier pursuant to this Agreement, Supplier covenants that it shall obtain and provide intellectual property indemnification for the Eligible Recipients (or obtain intellectual property indemnification for itself and enforce such indemnification on behalf of the Eligible Recipients) from the suppliers of such Software. Unless otherwise approved in advance by Ascension Health, such indemnification shall be (i) comparable to the intellectual property indemnification provided by Supplier to the Eligible Recipients under this Agreement, or (ii) the indemnification available in the industry for the same or substantially similar types of software products. 15.4 Authorization. Each Party represents, warrants and covenants to the other that: (a) Corporate Existence. It is a corporation duly incorporated, validly existing and in good standing under the Laws of its state of incorporation; (b) Corporate Power and Authority. It has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; (c) Legal Authority. It has obtained and shall maintain all licenses, authorizations, approvals, consents or permits required to perform its obligations under this Agreement under all applicable Laws of all authorities having jurisdiction over the Services, except to the extent the failure to obtain any such license, authorizations, approvals, consents or permits is, in the aggregate, immaterial; (d) Due Authorization. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the requisite corporate action on the part of such Party; and (e) No Violation or Conflict. The execution, delivery, and performance of this Agreement shall not constitute a violation of any judgment, order, or decree; a material default under any material contract by which it or any of its material assets are bound; or an event that would, with notice or lapse of time, or both, constitute such a default. 15.5 Ascension Health Standards of Conduct. Supplier represents, warrants and covenants that, in the performance of the Services and its other contractual obligations hereunder, it shall comply, and shall cause Supplier Subcontractors and Supplier Personnel to comply, with the Ascension Health Standards of Conduct as set forth in Exhibit 8, as amended and updated from time to time.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 70 15.6 Disabling Code. Supplier represents, warrants and covenants that, without the prior written consent of Ascension Health, Supplier shall not insert into the Software any code that could be invoked to disable or otherwise shut down all or any portion of the Services. Supplier further represents, warrants and covenants that, with respect to any disabling code that may be part of the Software, Supplier shall not invoke or cause to be invoked such disabling code at any time, including upon expiration or termination of this Agreement for any reason, without Ascension Health’s prior written consent. Supplier also represents, warrants and covenants that it shall not use Third Party Software containing disabling code without the prior approval of Ascension Health. For purposes of this provision, code that serves the function of ensuring software license compliance (including passwords) shall not be deemed disabling code, provided that Supplier notifies Ascension Health in advance of all such code and obtains Ascension Health’s approval prior to installing such code in any Software, Equipment or System. 15.7 Compliance with Laws. (a) Compliance by Supplier. Subject to Section 15.7(b), (e), (f) and (g), Supplier represents, warrants and covenants that, with respect to the Services and the performance of any of its obligations under this Agreement, it is and shall be in compliance in all material respects with all applicable Laws during the Term and any Disengagement Services period, including identifying, procuring, and maintaining applicable permits, certificates, approvals and inspections required under such Laws. Such compliance shall include Supplier’s obligation to comply with the Emergency Medical Treatment and Active Labor Act (EMTALA), passed in 1986 as part of the Consolidated Omnibus Budget Reconciliation Act (COBRA). If a charge of non-compliance by Supplier with any such Laws occurs and such non-compliance has or would reasonably be expected to have a material adverse impact on the receipt or use of the Services by an Eligible Recipient, Supplier shall promptly notify Ascension Health and the impacted Eligible Recipients of such charge. If Supplier believes that an Ascension Health or Eligible Recipient policy is inconsistent with applicable Law, then Supplier shall notify Ascension Health and the applicable Eligible Recipient in accordance with the requirements of the annual Corporate Compliance Program and policy. Notwithstanding the foregoing, during the period that Supplier is transitioning a Service Category as set forth in an applicable Transition Plan, Supplier shall use commercially reasonably efforts to determine if existing Eligible Recipient practices with respect to such Service Category are in compliance with applicable Law. If Supplier determines that an existing practice is not in compliance with applicable Law, Supplier shall notify the Eligible Recipient in accordance with the requirements of the annual Corporate Compliance Policy and Program. Subject to the foregoing, until Supplier takes over responsibility for the Service Category consistent with the timing in the Transition Plan, Supplier shall not be responsible for non-compliance with Law resulting from historical Eligible Recipient practices. In addition to the training requirement set forth in Exhibit 8, Supplier will provide Supplier Personnel and Contract Employees with training on compliance with the foregoing, including EMTALA. Notwithstanding anything in this Agreement to the contrary, Supplier shall have no responsibility or liability for any non-compliance with any Law or this Agreement identified by a Pre-Transition Audit with respect to any Additional Book Eligible Recipient or New ABM and such non-compliance continues to occur after the applicable Commencement Date with respect to such Additional Book Eligible Recipient or New ABM, as applicable (either because Ascension Health would not or was not able to remedy and/or Supplier cannot reasonably remedy) (such non- compliance, “Ascension Health Controlled Non-Compliance”). However, Supplier shall be responsible for (i) performance of all of the Services and (ii) meeting its compliance obligations under the Agreement, in each case of (i) and (ii), to the extent such performance or compliance is not affected by any Ascension Health Controlled Non-Compliance.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 71 (b) Compliance by Ascension Health. Subject to Section 15.7(a), (e) and (f), Ascension Health represents and warrants that, with respect to the performance by the Eligible Recipients of Ascension Health’s legal and contractual obligations under this Agreement, it is and shall be in compliance in all material respects with all applicable Laws for the Term and any Disengagement Services period. If a claim or assertion of non-compliance by Ascension Health or any Eligible Recipient with any such Laws occurs and such non- compliance has or would reasonably be expected to have a material adverse impact on the delivery of the Services by Supplier to an Eligible Recipient, Ascension Health or the Eligible Recipient shall promptly notify Supplier of such claim or assertion. (c) Compliance Data and Reports. At no additional charge, upon reasonable request, each Party shall provide the other Party with requested data and/or reports in such Party’s possession necessary for such Party to comply with Laws applicable to the Services. (d) Notice of Laws. Ascension Health shall be and remain familiar with the Laws and changes in Laws applicable specifically to the principal businesses of the Eligible Recipients (excluding Laws applicable to the provision of information technology, the Services and other business process products and services) and shall notify Supplier of such Laws and changes in Laws to the extent they relate to Supplier’s performance of the Services or Supplier’s performance of its other obligations under this Agreement (collectively, “Ascension Health Laws”). Supplier shall be and remain familiar with all other Laws and changes in Laws applicable to the Services or the performance of Supplier’s obligations under this Agreement and shall notify Ascension Health of such Laws and changes in Laws to the extent they relate to Ascension Health’s or the other Eligible Recipients’ receipt or use of the Services and to the extent that such Laws require a change to the policies and/or conduct of the Eligible Recipients (collectively, “Supplier Laws”). For the avoidance of doubt, Supplier Laws shall include Laws applicable to (i) the technical, organizational and security measures to be implemented and maintained by Supplier and/or at Supplier Facilities to safeguard Personal Data, (ii) the restrictions or prohibitions on the use or disclosure of Personal Data by Supplier and/or Supplier Personnel, and (iii) particular compliance functions to the extent set forth in the applicable Supplement. Supplier shall, through the Supplier Personnel, maintain general familiarity with Ascension Health Laws, and shall bring additional or changed requirements to Ascension Health’s attention. Subject to Supplier’s non-disclosure obligations under Supplier’s other customer contracts, Supplier also shall make commercially reasonable efforts to obtain information regarding such requirements from Supplier’s other outsourcing customer engagements and to communicate such information to Ascension Health in a timely manner. At Ascension Health’s request, Supplier Personnel shall participate in Ascension Health -provided compliance training programs. (e) Interpretation of Laws or Changes in Laws. Ascension Health shall be responsible, with Supplier’s cooperation and assistance, for interpreting Ascension Health Laws or changes in Ascension Health Laws and for identifying the impact of Ascension Health Laws or changes in Ascension Health Laws on Supplier’s performance and Eligible Recipients’ receipt and use of the Services. Supplier shall be responsible, with Ascension’s cooperation and assistance, for interpreting Supplier Laws or changes in Supplier Laws and for identifying the impact of Supplier Laws or changes in Supplier Laws on Supplier’s performance and any Eligible Recipients’ receipt and use of the Services. To the extent the impact of any Supplier Law or change in Supplier Law cannot be readily identified by Supplier, the Parties shall cooperate in interpreting such Law or change in Law and shall seek in good faith to identify and agree upon the impact on Supplier’s performance and the Eligible Recipients’ receipt and use of the Services. If the Parties are unable to agree upon such impact, Ascension Health shall retain the right, in its sole discretion, to interpret such Supplier Law or change in Supplier Law and

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 72 determine its impact. In addition, if Supplier reasonably concludes, after due inquiry, that the compliance obligations associated with any Supplier Law or change in Supplier Law are unclear or that there is more than one reasonable approach to achieving compliance, Supplier may escalate the issue to Ascension Health for a final decision. (f) Implementation of Changes in Laws. Each Party shall be operationally responsible for any changes to its own Systems and processes required by any change in Laws. Supplier shall be financially responsible for the costs of compliance with that change in Laws if (i) Supplier would have had to bear the cost of complying with that change in Law even if Ascension Health had not entered into this Agreement or (ii) Ascension Health is required to comply with the change in Law as a direct result of the service delivery model employed by Supplier. If a Party is operationally but not financially responsible for a change in Laws, the financially responsible Party shall reimburse the operationally responsible Party for the reasonable cost of making the required operational changes. (g) Export Control. (i) The Parties acknowledge that certain products, technology, technical data and software (including certain services and training) and certain transactions may be subject to export controls and/or sanctions under the Laws of the United States and other countries and jurisdictions (including the Export Administration Regulations, 15 C.F.R. §§730-774, the International Traffic in Arms Regulations, 22 C.F.R. Parts 120-130, and sanctions programs implemented by the Office of Foreign Assets Control of the U.S. Department of the Treasury). No Party shall directly or indirectly export or re-export any such items or any direct product thereof or undertake any transaction or service in violation of any such Laws. (ii) For any products, technology, technical data or software provided by any Eligible Recipient to Supplier (“Ascension Health Export Materials”), Supplier shall be responsible for obtaining all necessary export authorizations, consents and licenses for the export of such Ascension Health Export Materials (a) within Supplier’s enterprise, (b) from Supplier to Supplier Subcontractors, (c) from Supplier Subcontractors to Supplier or (d) where Supplier has directed, this Agreement provides, or the Parties have agreed that Ascension Health will export such Materials directly to a member of Supplier’s enterprise or a Supplier Subcontractor. (iii) Supplier shall identify the specific export control status of, and be responsible for obtaining all necessary export authorizations and licenses for the “export” or “re-export” of products, technology, technical data or software provided by Supplier or its Affiliates or Subcontractors to any Eligible Recipient. (h) Compliance with Anti-Corruption Laws. Supplier represents, warrants and covenants that it is fully aware of and will comply with, and in the performance of its obligations to Ascension Health will not take any action or omit to take any action that would cause either Party to be in violation of, (i) U.S. Foreign Corrupt Practices Act, (ii) any other applicable anti-corruption laws, or (iii) any regulations promulgated under any such laws. Supplier represents and warrants that neither it nor any of the Supplier Personnel is an official or employee of any government (or any department, agency or instrumentality of any government), political party, state owned enterprise or a public international organization such as the United Nations, or a representative or any such person (each, an “Official”). Supplier further represents, warrants and covenants that, to its knowledge, neither it nor any of the Supplier Personnel has offered, promised, made or authorized to be made, or provided any contribution, thing of value or gift, or any other type of payment to, or for the private use of, directly or indirectly, any Official for the purpose of

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 73 influencing or inducing any act or decision of the Official to secure an improper advantage in connection with, or in any way relating to, (i) any government authorization or approval involving Ascension Health, or (ii) the obtaining or retention of business by Ascension Health. Supplier further represents and warrants that it will not in the future offer, promise, make or otherwise allow to be made or provide any payment and that it will take all lawful and necessary actions to ensure that no payment is promised, made or provided in the future by any of the Supplier Personnel. (i) Responsibility. Subject to Section 15.7(e), Supplier shall be responsible for any liability imposed on Supplier or any Eligible Recipient resulting from any failure of Supplier or its Subcontractors or third party product or service providers to comply with Supplier’s obligations under this Section 15.7, unless and to the extent such failure directly results from the sole acts or omissions of Ascension Health, an Eligible Recipient or a Third Party Contractor in contravention of Ascension Health’s obligations under this Section 15.7. (j) Compliance with Immigration Laws. Supplier shall not assign Services to be performed to any Supplier Personnel who are unauthorized aliens in the jurisdiction where such Supplier Personnel are providing Services, and if any Supplier Personnel performing any of the Services is discovered to be an unauthorized alien in such jurisdiction, Supplier will immediately remove such Supplier Personnel from performing Services hereunder and replace such Supplier Personnel with personnel who is not an unauthorized alien in such jurisdiction. 15.8 Interoperability. Supplier represents, warrants and covenants that the Software, Equipment and Systems used by Supplier to provide the Services and for which Supplier is financially or operationally responsible under this Agreement, are and, subject to Sections 4.3 and 9.6, will remain during the Term and any Disengagement Services period, compatible and interoperable with the Retained Systems and Business Processes (including the software, equipment and systems used by the Eligible Recipients to provide the same or similar services and/or which may deliver records to, receive records from, or otherwise interact with the Software, Equipment and/or Systems used by Supplier to receive the Services) as and to the extent necessary to provide the Services. 15.9 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS, CONDITIONS OR WARRANTIES TO THE OTHER PARTY, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. 16. INSURANCE AND RISK OF LOSS. 16.1 Insurance. During the Term, Supplier, Ascension Health and each Eligible Recipient shall each keep in full force and effect and maintain at its sole cost and expense the policies of insurance set forth in Exhibit 9, with the specified minimum limits of liability specified therein. 16.2 Risk of Loss. (a) General. Subject to Section 17.3, Supplier and Ascension Health each shall be responsible for damage, destruction, loss, theft or governmental taking of their respective tangible property or real property (whether owned or leased) and each Party agrees to

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 74 look only to its own insuring arrangements with respect to such damage, destruction, loss, theft, or governmental taking, except to the extent such loss is caused by the other Party. Each Party shall promptly notify the other Party of any such damage, destruction, loss, theft, or governmental taking of such other Party’s tangible property or real property (whether owned or leased) in the possession or under the control of such Party. (b) Death, Bodily Injury and Property Damage. Supplier and Ascension Health each shall be responsible for: (i) except as otherwise provided in Article 17, the death or bodily injury of any agent, employee, customer, business invitee, business visitor or other person caused by the negligence or other tortious conduct of such Party or the failure of such Party to comply with its obligations under this Agreement; and (ii) the damage, loss or destruction of any real or tangible personal property caused by the negligence or other tortious conduct of such Party or the failure of such Party to comply with its obligations under this Agreement. 17. INDEMNITIES. 17.1 Indemnity by Supplier. Supplier agrees to indemnify, defend and hold harmless the Eligible Recipients and their respective officers, directors, employees, agents, representatives, successors, and assigns from any and all Losses and threatened Losses due to non-Party claims arising from or in connection with any of the following: (a) Representations, Warranties and Covenants. Supplier’s breach of any of the representations, warranties and covenants set forth herein. (b) Assigned Contracts. Supplier’s decision to terminate or failure to observe or perform any duties or obligations to be observed or performed on or after the Commencement Date by Supplier under any of the Third Party Software licenses, Equipment leases or Third Party Contracts assigned to Supplier or for which Supplier has assumed financial or operational responsibility pursuant to this Agreement. (c) Licenses, Leases and Contracts. Supplier’s failure to observe or perform any duties or obligations to be observed or performed on or after the Commencement Date by Supplier under Third Party Contracts used by Supplier to provide the Services to the extent Supplier is financially or operationally responsible under this Agreement. (d) Ascension Health Data or Confidential Information. Supplier’s breach of its obligations with respect to Ascension Health Data, Personal Data or Ascension Health Confidential Information. (e) Infringement. Infringement or misappropriation or alleged infringement or alleged misappropriation of a patent, trade secret, copyright or other proprietary rights in contravention of Supplier’s representations, warranties and covenants in Sections 15.2 and 15.3. [**] (f) Compliance with Laws. Losses, including government fines, penalties, sanctions, interest, legal fees or other costs incurred in connection with any request for information, subpoena or CID, or other remedies resulting from any governmental or regulatory inquiry into Supplier’s compliance with applicable Laws or Supplier’s failure to perform its responsibilities under this Agreement in compliance with applicable Laws as required [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 75 by this Agreement, including the exclusion of Supplier or any Supplier Personnel from any Federal Health Care Program (as such term is defined in Exhibit 11). (g) Taxes. Taxes, together with interest and penalties, that are the responsibility of Supplier under Section 11.3. (h) Shared Facility Services. Services, products or systems provided by Supplier to a third party from any shared Supplier facility or using any shared Supplier resources and not constituting Services provided to an Eligible Recipient or consumer pursuant to this Agreement. (i) Affiliate, Subcontractor or Assignee Claims. Any claim, other than an indemnification claim under this Agreement, initiated by (i) a Supplier Affiliate or Subcontractor asserting rights under this Agreement or (ii) any entity to which Supplier assigned, transferred, pledged, hypothecated or otherwise encumbered its rights to receive payments from Ascension Health under this Agreement. (j) Supplier Personnel Injury Claims. Any claim by Supplier Personnel for death, bodily injury, or illness, except to the extent caused by Ascension Health’s gross negligence or willful misconduct. (k) Employment Claims. Any claim relating to any: (i) violation by Supplier, Supplier Affiliates or Subcontractors, or their respective officers, directors, employees, representatives or agents, of any Laws or any common law protecting persons or members of protected classes or categories, including Laws prohibiting discrimination or harassment on the basis of a protected characteristic; (ii) liability arising or resulting from the employment of Supplier Personnel by Supplier, Supplier Affiliates or Subcontractors (including liability for any social security or other employment taxes, workers’ compensation claims and premium payments, and contributions applicable to the wages and salaries of such Supplier Personnel); (iii) payment or failure to pay any salary, wages, pensions, benefits or other compensation due and owing to any Supplier Personnel, (iv) employee pension or other benefits of any Supplier Personnel; (v) other aspects of the employment relationship of Supplier Personnel with Supplier, Supplier Affiliates or Subcontractors or the termination of such relationship, including claims for wrongful discharge, claims for breach of express or implied employment contract and claims of co-employment or joint employment; (vi) liability resulting from representations (oral or written) to any Affected Employees by Supplier, Supplier Affiliates or Subcontractors (or their respective officers, directors, employees, representatives or agents), or other acts or omissions with respect to any Affected Employees by such persons or entities, including any act, omission or representation made in connection with the interview, selection, hiring and/or transition process, the offers of employment made to such employees, the failure to make offers to any such employees or the terms and conditions of such offers (including compensation and employee benefits), (vii) liability resulting from Supplier’s failure to maintain a safe, healthy and non-discriminatory working environment in compliance with all applicable laws and regulations, and/or (viii) liability resulting from Supplier’s failure to honor and observe all obligations of a respective Eligible Recipient provided for in any collective bargaining agreement which govern the employment of any Contract Employees as it relates to the employees covered by the particular collective bargaining agreement, except, in each case, to the extent resulting from the wrongful actions of the Eligible Recipients or Third Party Contractors 17.2 Indemnity by Ascension. Ascension Health agrees to indemnify, defend and hold harmless Supplier and its officers, directors, employees, agents, representatives, successors, and assigns, from any Losses and threatened Losses due to non-Party claims arising from or in connection with any of the following:

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 76 (a) Representations, Warranties and Covenants. Ascension Health’s breach of any of the representations, warranties and covenants set forth herein. (b) Assigned Contracts. Ascension Health’s failure to observe or perform any duties or obligations to be observed or performed prior to the Commencement Date by Ascension Health under any of the Third Party Software licenses, Equipment leases or Third Party Contracts assigned to Supplier by Ascension Health pursuant to this Agreement. (c) Licenses, Leases or Contracts. Ascension Health’s failure to observe or perform any duties or obligations to be observed or performed by Ascension Health under any of the applicable Third Party Software licenses, Equipment leases or Third Party Contracts to the extent Ascension Health is financially or operationally responsible under this Agreement. (d) Supplier’s Confidential Information. Ascension Health’s breach of its obligations with respect to Supplier’s Confidential Information. (e) Infringement. Infringement or misappropriation or alleged infringement or alleged misappropriation of a patent, trade secret, copyright or other proprietary rights in contravention of Ascension Health’s representations, warranties and covenants in Section 15.3. (f) Compliance with Laws. Losses, including government fines, penalties, sanctions, interest or other remedies resulting from Ascension Health’s failure to perform its responsibilities under this Agreement in compliance with applicable Laws as required by this Agreement. (g) Taxes. Taxes, together with interest and penalties, that are the responsibility of Ascension Health under Section 11.3. (h) Ascension Health Affiliate, Eligible Recipient or Third Party Contractor Claims. Any claim, other than an indemnification claim or insurance claim under this Agreement, initiated by an Ascension Health Affiliate, an Eligible Recipient (other than Ascension Health) or an Ascension Health Third Party Contractor asserting rights under this Agreement. (i) Non-Discrimination. Subject to the Eligible Recipient’s compliance with the Ethical and Religious Directives, the failure of such Eligible Recipient to maintain a safe, healthy and non-discriminatory working environment in compliance with the applicable laws and regulations. 17.3 Additional Indemnities. Supplier and Ascension Health each agree to indemnify, defend and hold harmless the other (including, with respect to Ascension Health, the Eligible Recipients) and their respective Affiliates, officers, directors, employees, agents, representatives, successors, and assigns, from any and all Losses and threatened Losses to the extent they arise from or in connection with any of the following non-Party claims: (a) except as otherwise provided in Section 17.1(j), the death or bodily injury of any agent, employee, customer, business invitee, business visitor or other person caused by the negligence or other tortious conduct of the indemnitor or the failure of the indemnitor to comply with its obligations under this Agreement; and (b) except as otherwise provided in Section 16.2, the damage, loss or destruction of any real or tangible personal property caused by the negligence or other tortious conduct of the indemnitor or the failure of the indemnitor to comply with its obligations under this Agreement.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 77 17.4 Infringement. In the event that (a) any Materials, Equipment, or Services provided by Supplier or its Affiliates or Subcontractors pursuant to this Agreement or used by them in the performance of the Services are found, or in Ascension Health’s reasonable opinion are likely to be found, to infringe upon the patent, copyright, trademark, trade secrets, intellectual property or proprietary rights of any third party in any country in which Services are to be performed or received under this Agreement, or (b) the continued use of such Materials, Equipment, Software or Services is enjoined, Supplier shall, in addition to defending, indemnifying and holding harmless Ascension Health as provided in Section 17.1(e) and to the other rights Ascension Health may have under this Agreement, promptly and at its own cost and expense and in such a manner as to minimize the disturbance to the Eligible Recipients, do one of the following: (i) obtain for the Eligible Recipients the right to continue using such Materials, Equipment, or Services; (ii) modify such Materials, Equipment, or Services so as to no longer be infringing without degrading the performance or quality of the Services or adversely affecting Ascension Health’s and the Eligible Recipients’ intended use; or (iii) replace such item(s) with a non-infringing functional equivalent acceptable to Ascension Health. 17.5 Indemnification Procedures. With respect to non-Party claims which are subject to indemnification under this Agreement (other than as provided in Section 17.6 with respect to claims covered by Section 17.1(f) or (g)), the following procedures shall apply: (a) Notice. Promptly after receipt by any person or entity entitled to indemnification under this Agreement of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding involving a claim in respect of which the indemnitee will seek indemnification hereunder, the indemnitee shall notify the indemnitor of such claim. No delay or failure to so notify an indemnitor shall relieve it of its obligations under this Agreement except to the extent that such indemnitor has suffered actual prejudice by such delay or failure. Within fifteen (15) days following receipt of notice from the indemnitee relating to any claim, but no later than five (5) days before the date on which any response to a complaint or summons is due, the indemnitor shall notify the indemnitee that the indemnitor elects to assume control of the defense and settlement of that claim (a “Notice of Election”). (b) Procedure Following Notice of Election. If the indemnitor delivers a Notice of Election within the required notice period, the indemnitor shall assume sole control over the defense and settlement of the claim; provided, however, that (i) the indemnitor shall keep the indemnitee fully apprised at all times as to the status of the defense, and (ii) the indemnitor shall obtain the prior written approval of the indemnitee before entering into any settlement of such claim imposing financial or non-financial obligations or restrictions on the indemnitee or constituting an admission of guilt or wrongdoing by the indemnitee or ceasing to defend against such claim. The indemnitor shall not be liable for any legal fees or expenses incurred by the indemnitee following the delivery of a Notice of Election; provided, however, that (i) the indemnitee shall be entitled to employ counsel at its own expense to participate in the handling of the claim, and (ii) the indemnitor shall pay the fees and expenses associated with such counsel if there is a conflict of interest with respect to such claim which is not otherwise resolved or if the indemnitor has requested the assistance of the indemnitee in the defense of the claim or the indemnitor has failed to defend the claim diligently and the indemnitee is prejudiced or likely to be prejudiced by such failure. The indemnitor shall not be obligated to indemnify the indemnitee for any amount paid or payable by such indemnitee in the settlement of any claim if (x) the indemnitor has delivered a timely Notice of Election and such amount was agreed to without the written consent of the indemnitor, (y) the indemnitee has not provided the indemnitor with notice of such claim and a reasonable

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 78 opportunity to respond thereto, or (z) the time period within which to deliver a Notice of Election has not yet expired. (c) Procedure Where No Notice of Election Is Delivered. If the indemnitor does not deliver a Notice of Election relating to any claim for which it is obligated to indemnify the other Party hereunder within the required notice period, the indemnitee shall have the right to defend the claim in such manner as it may deem appropriate. The indemnitor shall promptly reimburse the indemnitee for all such reasonable costs and expenses incurred by the indemnitee, including reasonable attorneys’ fees. 17.6 Indemnification Procedures – Governmental and Other Claims. With respect to claims covered by Section 17.1(f) or (g), the following procedures shall apply: (a) Notice. Promptly after receipt by Ascension Health of notice of the commencement or threatened commencement of any action or proceeding involving a claim in respect of which the indemnitee will seek indemnification pursuant to Section 17.1(f) or (g), or any claim by a current or former Ascension Health employee, Ascension Health shall notify Supplier of such claim. No delay or failure to so notify Supplier shall relieve Supplier of its obligations under this Agreement except to the extent that Supplier has suffered actual prejudice by such delay or failure. (b) Procedure for Defense. Ascension Health shall be entitled, at its option, to have the claim handled pursuant to Section 17.5 or to retain sole control over the defense and settlement of such claim; provided that, in the latter case, Ascension Health shall (i) consult with Supplier on a regular basis regarding claim processing (including actual and anticipated costs and expenses) and litigation strategy, (ii) reasonably consider any Supplier settlement proposals or suggestions, and (iii) use commercially reasonable efforts to minimize any amounts payable or reimbursable by Supplier. 17.7 Subrogation. Except as otherwise provided in Section 16.1 or 16.2, if an indemnitor shall be obligated to indemnify an indemnitee pursuant to any provision of this Agreement, the indemnitor shall, upon payment of such indemnity in full, be subrogated to all rights of the indemnitee with respect to the claims to which such indemnification relates. 17.8 Comparative Fault. Supplier and the applicable Eligible Recipient shall be liable under Sections 17.1 through 17.4, respectively, only to the extent of the respective obligations specifically imposed upon them by such Sections; provided, however, nothing herein shall be interpreted as relieving or limiting the indemnifying party’s defense obligations hereunder, the parties hereby agreeing that the resolution of each party’s respective level of fault shall be delayed until after the resolution of the underlying third party claim (whether by settlement, final non-appealable judgment or binding arbitration). In the event both parties bear fault for a matter, each party’s liability (including liability for defense costs and deductible amounts and self-insured retentions under insurance policies) shall be equal to the percentage determined to be due to the fault of such party as agreed upon by the parties or as fixed by settlement agreement approved by the parties or set forth in a final judgment of a court of competent jurisdiction or the decision of the arbitrator or arbitration panel in a binding arbitration proceeding. The parties agree that the provisions of this Section 17.8 shall only apply in the event of a third party claim.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 79 18. LIABILITY. 18.1 General Intent. Subject to the specific provisions and limitations of this Article 18, it is the intent of the Parties that each Party shall be liable to the other Party for any actual damages incurred by the non- breaching Party as a result of the breaching Party’s failure to perform its obligations in the manner required by this Agreement. 18.2 Limitation of Liability. (a) Exclusions from Limitations. EXCEPT AS PROVIDED IN THIS SECTION 18.2, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, CONSEQUENTIAL, INCIDENTAL, COLLATERAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, REGARDLESS OF THE FORM OF THE ACTION OR THE THEORY OF RECOVERY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. (b) Liability Cap. Except as provided in this Section 18.2, the total aggregate liability of either Party, for claims asserted by the other Party under or in connection with this Agreement, regardless of the form of the action or the theory of recovery, shall be limited to $25,000,000 per calendar year. For avoidance of doubt, this annual liability cap is an aggregate liability cap for this Agreement and all Supplements. (c) Exceptions to Limitations of Liability. The limitations of liability set forth in Sections 18.2(a) and (b) shall not apply with respect to: (i) Losses occasioned by the fraud, willful misconduct, or gross negligence of a Party. (ii) Losses that are the subject of indemnification under this Agreement. (iii) Losses occasioned by Supplier’s refusal to provide Services or Disengagement Services. For purposes of this provision, “refusal” shall mean the intentional cessation by Supplier, in a manner impermissible under this Agreement, of the performance of all or a material portion of the Services or Disengagement Services then required to be provided by Supplier under this Agreement. (iv) Amounts paid under Section 17.3 with respect to death or bodily injury of an agent, employee, customer, business invitee, business visitor or other person or damage, loss or destruction of real or tangible personal property. (v) Losses occasioned by any breach of a Party’s representations or warranties under this Agreement. (vi) Losses occasioned by any breach of a Party’s obligations under Article 13, including any obligation of Supplier to “flow down” such Article 13 obligations constituting Supplier Vendor Obligations to Supplier Vendors pursuant to Section 9.11(c), except Losses with respect to Supplier’s breach of its obligation to “flow down” such Article 13 obligations to Non-Data Supplier Vendors, for which the limitations of liability set forth in Sections 18.2(a) and 18.2(b) shall still apply. (vii) Losses occasioned by Supplier’s failure to deliver an unqualified SSAE 16 SOC 2 report in accordance with the requirements of Section 9.10(h).

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 80 (viii) Losses occasioned by Supplier’s breach of any provision of the BAA. (ix) Amounts for all damages within the category of damages known as “general damages” under Missouri law (also referred to as “direct damages” under New York law) occasioned in connection with a wrongful termination of this Agreement, any Supplement, or any Service, by a Party. The Parties agree that for purposes of this provision, such general damages include, notwithstanding anything to the contrary in Section 18.2(a) and without limiting or modifying any other subpart of this Section 18.2(c): (1) the categories of expense that are confirmed as direct damages in Section 18.2(g) below; (2) in the case of a wrongful termination by Ascension Health, an amount equal to the profits that Supplier would have earned from this Agreement through the remainder of the Term calculated: (A) with respect to the termination of Services to any applicable Additional Book Eligible Recipient or New ABM, as applicable, if such wrongful termination occurs prior to the applicable Reference Date (as defined below), on a pro forma basis (consistent with Supplier’s past practices used in preparing pro forma profit calculations prior to the Effective Date to the extent it is reasonable to apply such past practices to a pro forma profit calculation under this Agreement given the differences in terms between this Agreement and the Prior MPSA) to reflect those anticipated profits that would have been achieved by Supplier during the remainder of the Term for such applicable Additional Book Eligible Recipient or New ABM, as applicable, taking into account their transition dates or projected transition dates with respect to the Services, and (B) with respect to the termination of Services to any Eligible Recipient, if such wrongful termination occurs any time after the applicable Reference Date for that Eligible Recipient, assuming that such profits would have remained at the levels achieved by Supplier from the Services under this Agreement during the twelve (12) month period occurring prior to the date of the notice of termination; and (3) in the case of a wrongful termination by Supplier, the costs and expenses incurred in connection with workarounds for the loss of Supplier’s Services (including the costs and expenses of additional real estate and related costs), an amount equal to the drop in collections experienced by Ascension Health as a result of the wrongful termination during the period beginning on the date on which Supplier ceased or reduced the provision of Services to the date on which Ascension Health is able to establish alternative services of comparable scope and performance to the Services that were ceased or reduced by Supplier either itself or via a third party (the “Replacement Period”) and reimbursement of the costs of financing during the Replacement Period for the revenues that were delayed or lost due to Supplier’s wrongful termination. For purposes of this Section 18.2(c)(ix), “Reference Date” shall mean: (A) with respect to any Additional Book Eligible Recipient, the date that is twenty (20) months after the Supplement Effective Date for such Additional Book Eligible Recipient; (B) with respect to any New ABM, the date that is eighteen (18) months after the applicable Commencement Date for such New ABM; and (C) with respect to any Current Book Eligible Recipient, the Effective Date.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 81 For purposes of subclause 2(B) of this Section 18.2(c)(ix), Ascension Health may request that Supplier’s pro forma calculation of anticipated profits be submitted to a mutually agreed upon independent third party auditor for an assessment as to the reasonableness of Supplier’s methods and underlying assumptions in preparing such pro forma profit calculation. If such independent third party auditor determines that Supplier’s methods or assumptions in preparing the pro forma calculations are unreasonable, then either Supplier and Ascension Health will mutually agree on an alternative calculation or the matter may be submitted by either Party for determination by a state or federal court located in the State of Missouri in accordance with Section 19.2. If such independent third party auditor determines that Supplier’s methods or assumptions of preparing such pro forma profit calculation (Y) were unreasonable, then Supplier will bear the expense of such audit, and (Z) were reasonable, then Ascension Health will bear the expense of such audit. (d) Items Not Considered Damages. The following shall not be considered damages subject to, and shall not be counted toward the liability exclusion or cap specified in, Section 18.2(a) or (b): (i) Amounts withheld by Ascension Health or an Eligible Recipient in accordance with this Agreement or paid by Ascension Health or an Eligible Recipient but subsequently recovered from Supplier due either to incorrect Charges by Supplier or non-conforming Services. (ii) Invoiced Charges and other amounts that are due and owing to Supplier for Services under this Agreement. (e) Reserved. (f) Eligible Recipient Damages. The Parties acknowledge and agree that, to the extent an Eligible Recipient has suffered Losses for which Supplier may be liable under this Agreement, Ascension Health may seek recovery of such Losses on behalf of such Eligible Recipient in the same manner and to the same extent it would be entitled to do so on its own behalf if it had suffered such Losses. (g) Acknowledged Direct Damages. The following categories of expense shall be considered direct damages and neither Party shall assert that they are indirect, incidental, collateral, consequential or special damages or lost profits to the extent they result from either Party’s failure to perform in accordance with this Agreement: (i) Costs and expenses of recreating or reloading a Party’s information which is lost, stolen or damaged as a result of a Party’s breach of its obligations under this Agreement. (ii) Costs and expenses of implementing a work-around in respect of a failure to provide the Services or any part thereof as required by this Agreement. (iii) Costs and expenses of replacing lost, stolen or damaged Equipment, Software, and Materials. (iv) Costs and expense incurred to procure the Services, including lost incentives and hiring costs and costs and expenses associated with the retention of external consultants and legal counsel, if the Services are wrongfully terminated.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 82 (v) Incremental costs and expenses incurred to bring the Services in-house or procure the Services from an alternate source, including the costs and expenses associated with the retention of external consultants and legal counsel to assist with any re-sourcing, when the Agreement provides such right. (vi) Straight time, overtime or related expenses incurred by either Party for employees, wages and salaries of additional employees, travel expenses, and overtime expenses. (vii) Damages, fines, and penalties imposed by a regulatory agency for a Party’s failure to comply with deadlines which is not the result of a Force Majeure Event. (viii) Unrecoverable amounts resulting from unbilled claims and claims denied by a payor and costs associated with the mitigation of Losses associated with such denied claims resulting from a change in process or location initiated by Supplier which causes a negative material change in denial rate from the measured denial rate prior to such change in process or location. For the purposes of this paragraph, a “change in denial rate” shall be measured based on date of service, not posting. The absence of a direct damage listed in this Section 18.2(g) shall not be construed or interpreted as an agreement to exclude it as a direct damage under this Agreement. 19. DISPUTE RESOLUTION. 19.1 Dispute Resolution Procedures. Prior to the initiation of formal dispute resolution procedures with respect to any dispute, other than as provided in Sections 19.1(d) or 19.5, the Parties shall first attempt to resolve such dispute informally, as follows: (a) Eligible Recipient/Supplier Meetings. The applicable Eligible Recipient and Supplier shall conduct at least three meetings to discuss and attempt to resolve the dispute. At least one of these meetings shall be conducted in-person. If this procedure is unsuccessful, the dispute will be escalated as follows: (b) Ascension/Supplier Initial Effort. The Parties agree that the Ascension Health Relationship Manager and the Supplier Executive Sponsor shall attempt in good faith to resolve all disputes (other than those resolved pursuant to Section 19.1(a) or those described in Sections 19.1(d) or 19.5). In the event the Ascension Health Relationship Manager and the Supplier Executive Sponsor are unable to resolve a dispute in an amount of time that either Party deems reasonable under the circumstances, such Party may refer the dispute for resolution to Operations Oversight Committee specified in Section 19.1(c) below upon written notice to the other Party. Escalation. Within [**] business days of a notice under Section 19.1(b) referring a dispute for resolution by Operations Oversight Committee, the Ascension Health Relationship Manager and the Supplier Executive Sponsor will each prepare and provide to the Operations Oversight Committee, summaries of non-privileged relevant information and background of the dispute, along with any appropriate non-privileged supporting documentation, for their review. The respective members of the Operations [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 83 Oversight Committee will confer as often as they deem reasonably necessary in order to gather and furnish to the other Parties’ Operations Oversight Committee members any non-privileged information with respect to the matter in issue which the disclosing Party believes to be appropriate and germane in connection with its resolution. The Operations Oversight Committee shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding. The specific format for the discussions will be left to the discretion of the Operations Oversight Committee, but may include the preparation of agreed-upon statements of fact or written statements of position. If the Operations Oversight Committee is otherwise unable to resolve the issue, the Ascension Health Relationship Manager and Supplier Executive Sponsor shall work collaboratively together to develop a proposed methodology for resolving the dispute and shall present such methodology to the JRB for approval. The JRB may discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding or they may approve the methodology or modify the methodology to its satisfaction. JRB decisions require the unanimous consent of its members to be binding on the Parties. (c) Provision of Information. During the course of negotiations under Sections 19.1(b) or (c) above, all negotiation shall be strictly confidential and used solely for the purposes of settlement. Any materials prepared by one Party for these proceedings shall not be used as evidence by the other Party in any subsequent arbitration or litigation; provided, however, the underlying facts supporting such materials may be subject to discovery. (d) Prerequisite to Formal Proceedings. Formal proceedings for the resolution of a dispute may not be commenced until the earlier of: (i) the Joint Review Board under Section 19.1(c) above concluding in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or (ii) [**] days after the notice under Section 19.1(a) above referring the dispute to the Joint Review Board. The provisions and time periods specified in this Section 19.1 shall not be construed to prevent a Party from instituting, and a Party is authorized to institute, formal proceedings earlier to (A) avoid the expiration of any applicable limitations period, (B) preserve a superior position with respect to other creditors, or (C) address a claim arising out of the breach of a Party’s obligations under Article 13 or a dispute subject to Section 19.5. 19.2 Jurisdiction. Each Party irrevocably agrees that any legal action, suit or proceeding brought by it in any way arising out of this Agreement must be brought solely and exclusively in state or federal courts located in the State of Missouri, and each Party irrevocably submits to the sole and exclusive jurisdiction of these courts in personam, generally and unconditionally with respect to any action, suit or proceeding brought by it or against it by the other Party. Notwithstanding the foregoing, any Party may seek injunctive or other equitable relief or seek to enforce a judgment in any court of competent jurisdiction. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 84 19.3 Continued Performance. (a) General. Each Party agrees that it shall, unless otherwise directed by the other Party, continue performing its obligations under this Agreement while any dispute is being resolved; provided that this provision shall not operate or be construed as extending the Term or prohibiting or delaying a Party’s exercise of any right it may have to terminate the Term as to all or any part of the Services. For purposes of clarification, Ascension Health Data may not be withheld by Supplier pending the resolution of any dispute. (b) Non-Interruption of Services. Supplier acknowledges and agrees that any interruption to the Service may cause irreparable harm to the Eligible Recipients, in which case an adequate remedy at law may not be available. Supplier expressly acknowledges and agrees that, pending resolution of any dispute or controversy, it shall not deny, withdraw, or restrict Supplier’s performance of the Services to the Eligible Recipients under this Agreement, except as specifically and expressly agreed in writing by the Parties. 19.4 Governing Law. This Agreement and performance under it shall be governed by and construed in accordance with the applicable Laws of the State of Missouri, without giving effect to any choice-of-law provision or rule (whether of such State or any other jurisdiction) that would cause the application of the Laws of any other jurisdiction. The Parties expressly opt out of the application of the United Nations Convention on Contracts for the International Sale of Goods and the Uniform Computer Information Transactions Act. 19.5 Injunctive Relief. The Parties agree that the Parties may be irreparably harmed by the disclosure of Confidential Information in violation of this Agreement and that such disclosure could cause irreparable harm to the non-disclosing Party, the amount of which may be extremely difficult to estimate, thus possibly and to such extent making any remedy at law or in damages inadequate, the Parties therefore agree that in addition to any other remedies available at law or in equity, the non- disclosing Party may seek an injunction to prevent or stop such disclosure. If a court of competent jurisdiction finds that the disclosing Party has breached (or attempted or threatened to breach) any of the confidentiality obligations under this Agreement, the disclosing Party agrees that, without any additional findings of irreparable injury or other conditions to injunctive relief, it will not oppose the entry of an appropriate order compelling performance by the disclosing Party and restraining it from any further breaches (or attempted or threatened breaches). 19.6 Costs. Each Party shall bear its own costs of resolving a dispute, including attorneys’ fees; provided however, if a judge or arbitrator(s) determines that a Party acted in bad faith, then the judge or arbitrator(s) may award attorneys’ fees to the other Party. 20. TERMINATION. 20.1 Termination for Cause. (a) By Either Party. If Supplier, on the one hand, or Ascension Health or an Eligible Recipient, on the other hand, commits a material breach of this Agreement or a Supplement, which material breach is not cured within [**] days (or, with respect to (y) [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 85 any violation of HIPAA or (z) any violation of a data protection obligation, in the case of each of clauses (y) and (z), that constitutes a material breach, within [**] days) after the breaching party receives notice from the non-breaching Party of its intent to terminate an applicable Supplement for such material breach, then the non-breaching Party may, by giving notice to the breaching Party, terminate the applicable Supplement(s). (b) By Ascension Health. If Supplier: (i) has Service Level Defaults for [**] the same [**] Service Levels over a [**], or has more than [**] Service Level Defaults of [**] Service Levels over a [**], in each case for the applicable Eligible Recipient; or (ii) becomes liable for or incurs Service Level Credits under a Supplement that, in the aggregate, exceed [**] of the cumulative at-risk amount (as set forth in Section 7.4 of Exhibit 3) under a Supplement during any [**] period, for the applicable Eligible Recipient; then Ascension Health may, upon prior written notice to Supplier, terminate the applicable Supplement; provided, however that: (A) Ascension Health shall have no right to terminate under this Section 20.1(b) based on any Service Level Default: (y) with respect to the New Service Levels, that occurs during the first twelve (12) months after the later of the date (1) of the applicable Commencement Date for the Eligible Recipient, and (2) that the definition of the metric and target with respect to the applicable Service Level has been agreed in writing by the Parties; and (z) with respect to all Old Service Levels as applied to Additional Book Eligible Recipients or New ABM, that occurs during the first six (6) months after the applicable Commencement Date; and (B) prior to Ascension Health exercising any termination right for exceeding the cumulative at-risk amount under a Supplement pursuant to Section 20.1(b)(ii), (Y) Ascension Health must first provide Supplier with at least [**] days’ written notice of Ascension Health’s intent to terminate under such Section, and (Z) within [**] days after receiving such notice of intent, Supplier may, at its option and in its sole discretion, elect to reset the at-risk amount for any remaining portion of the applicable rolling six-month period so that the at-risk amount is again back at its original level for the remainder of such period notwithstanding any credits previously accrued (an “At Risk Reset”), which At Risk Reset would be in lieu of exercising such termination right. In the event Supplier elects to exercise any such At Risk Reset in accordance with the previous sentence, Supplier will not be entitled to any Earnback (as defined in Section 7.5 of Exhibit 3) of Service Level Credits payable with respect to the applicable Service Levels during the Measurement Window (i.e., the rolling six-month period) for which such At Risk Reset is applicable. For purposes of illustrating (B) above, if the SLA credit at-risk amount is $100 and Supplier has incurred $60 (i.e., 60% of the at-risk amount) in Service Level Credits during the first month of the six-month rolling period, then (in lieu of Ascension Health exercising its right to terminate the applicable Supplement) Supplier may elect to “reset” the at-risk amount such that the At Risk Reset amount, which would increase to $100 (above and beyond the $60 credits already incurred), rather than $40 at risk, for the remaining five months of such six-month rolling period. Solely for the purposes of this Section 20.1(b), the New Service Levels include Service Level 5 (as defined in Exhibit 3), and the Old Service Levels exclude Service Level 5. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 86 20.2 Termination for Convenience. Upon mutual signed written agreement of Ascension Health and Supplier, the Parties may terminate a Supplement for convenience. 20.3 Termination for Exclusion from Federal Health Programs, Changes in Law, Adverse Judgments. (a) Exclusion from Federal Health Care Program. A Party shall have the right to immediately terminate, upon written notice to the other Party, the entire Agreement if the other Party is excluded from a Federal Health Care Program. (b) Changes in Law. Upon expiration of the Workaround Period (during which no reasonable workaround has been identified in accordance with Section 20.3(d)), a Party, upon [**] [**] days’ prior written notice to the other Party, may terminate the applicable portion of the Services if there is a change in a Healthcare Law but only to the extent that, as a result of such change: (i) it would be unlawful for the terminating Party to continue to perform or receive such applicable portion of the Services; or (ii) the continued performance or receipt by the terminating Party of such applicable portion of the Services would have a material adverse effect on such Party’s business, taken as a whole. (c) Adverse Judgments. (i) “Adverse Judgment” means an adverse judgment, injunction, order or decision made against a Party by a domestic or foreign national, state, county, municipal, local, territorial or other government body, authority, department, agency, court, official or public or statutory person of competent jurisdiction. (ii) Upon expiration of the Workaround Period (during which no reasonable workaround has been identified in accordance with Section 20.3(d)), if there has been an Adverse Judgment against Ascension Health or an Ascension Health Affiliate that receives the Services: (1) that is proximately caused by the acts or omissions of Supplier related to the subject matter of this Agreement, then irrespective of any fault or contributory acts or omissions by Ascension Health or any Ascension Health Affiliate the following will apply: (A) Ascension Health may upon [**] days’ prior written notice to Supplier terminate the applicable portion of the Services if there is, and only to the extent that as a result of, such Adverse Judgment: (I) it would be unlawful for Ascension Health or the applicable Ascension Health Affiliate to continue to receive such applicable portion of the Services; (II) there is a material adverse effect on Ascension Health’s or the applicable Ascension Health Affiliate’s business, taken as whole; or (III) the continued receipt by Ascension Health or the applicable Ascension Health Affiliate of such applicable portion of the Services would have a material adverse effect on Ascension Health or the applicable Ascension Health Affiliate’s business, taken as a whole. (B) Supplier may terminate the applicable portion of the Services upon [**] days’ prior written notice to Ascension Health if it would be unlawful for [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 87 Supplier to continue to provide the applicable portion of the Services, but such termination will be deemed a “wrongful termination” by Supplier for purposes of Section 18.2(c)(ix). (2) that is not proximately caused by the acts or omissions of Supplier related to the subject matter of this Agreement, then: (A) Supplier may upon [**] days’ prior written notice to Ascension Health, terminate the applicable portion of the Services if there is, and only to the extent that as a result of, such Adverse Judgment: (I) it would be unlawful for Supplier to continue to provide such applicable portion of the Services; (II) there is a material adverse effect on Supplier’s business, taken as whole; or (III) the continued provision by Supplier of such applicable portion of the Services would have a material adverse effect on Supplier’s business, taken as a whole. (B) Ascension Health may terminate the applicable portion of the Services upon [**] days’ prior written notice to Supplier if it would be unlawful for Ascension Health or the applicable Ascension Health Affiliate to continue to receive the applicable portion of the Services, but such termination will be deemed a “wrongful termination” by Ascension Health for purposes of Section 18.2(c)(ix). (iii) Upon expiration of the Workaround Period (during which no reasonable workaround has been identified in accordance with Section 20.3(d)), if there has been an Adverse Judgment against Supplier or any Supplier Affiliate that provides the Services: (1) that is proximately caused by the acts or omissions of Ascension Health or any Ascension Health Affiliate related to the subject matter of this Agreement, then irrespective of any fault or contributory acts or omissions by Supplier or any Supplier Affiliate: (A) Supplier may upon [**] days’ prior written notice to Ascension Health terminate the applicable portion of the Services if there is, and only to the extent that as a result of, such Adverse Judgment: (I) it would be unlawful for Supplier to continue to provide such applicable portion of the Services; (II) there is a material adverse effect on Supplier’s business, taken as whole; or (III) the continued provision by Supplier of such applicable portion of the Services would have a material adverse effect on Supplier’s business, taken as a whole. (B) Ascension Health may terminate the applicable portion of the Services upon [**] days’ prior written notice to Supplier if it would be unlawful for Ascension Health or the applicable Ascension Health Affiliate to continue to receive the applicable portion of the Services, but such termination will be deemed a “wrongful termination” by Ascension Health for purposes of Section 18. 2(c)(ix). (2) that is not proximately caused by the acts or omissions of Ascension Health or any Ascension Health Affiliate related to the subject matter of this Agreement, then: [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 88 (A) Ascension Health may upon [**] days’ prior written notice to Supplier, terminate the applicable portion of the Services if there is, and only to the extent that as a result of, such Adverse Judgment: (I) it would be unlawful for Ascension Health or the applicable Ascension Health Affiliate to continue to receive such applicable portion of the Services; (II) there is a material adverse effect on Ascension Health’s or the applicable Ascension Health Affiliate’s business, taken as whole; or (III) the continued receipt by Ascension Health or the applicable Ascension Health Affiliate of such applicable portion of the Services would have a material adverse effect on Ascension Health or the applicable Ascension Health Affiliate’s business, taken as a whole. (B) Supplier may terminate the applicable portion of the Services upon [**] days’ prior written notice to Ascension Health if it would be unlawful for Supplier to continue to provide the applicable portion of the Services, but such termination will be deemed a “wrongful termination” by Supplier for purposes of Section 18.2(c)(ix). (d) Reasonable Workarounds. Prior to either Party exercising any termination right in (b) or (c) above, unless a Party is prohibited from doing so by an Adverse Judgment, the Parties shall cooperate in good faith for at least [**] days (the “Workaround Period”) to identify a reasonable workaround that would eliminate the material adverse effect and not result in a violation of the applicable Laws. (e) Termination of a Portion of the Services. In the event of a termination of a portion of the Services pursuant to this Section 20.3, the termination shall be applied to the applicable Eligible Recipients that were previously receiving such Services and (i) a mutually agreed equitable reduction will be made to the fees to take into account the reduced scope of the Services being performed by Supplier for those Eligible Recipients and (ii) the Parties will discuss in good faith whether and the extent to which the applicable Supplement(s) should be terminated. 20.4 Termination for Insolvency. If any Party (the “Insolvent Party”) (a) files for bankruptcy, (b) becomes or is declared insolvent, or is the subject of any bona fide proceedings related to its liquidation, administration, provisional liquidation, insolvency or the appointment of a receiver or similar officer for it, (c) passes a resolution for its voluntary liquidation, (d) has a receiver or manager appointed over all or substantially all of its assets, or (e) makes an assignment for the benefit of all or substantially all of its creditors, then the other Party may terminate this Agreement upon prior written notice to the Insolvent Party; provided, however, that (x) any Insolvent Party subject to an involuntary proceeding will have a reasonable amount of time (and in no event less than [**]) days) to have such proceeding dismissed or stayed prior to the other Party having the right to terminate this Agreement pursuant to this Section 20.4, (y) Supplier will not have the right to terminate this Agreement under this Section 20.4 so long as Ascension Health or the applicable Eligible Recipient pays for the Services to be received hereunder in advance on a month-to-month basis, and (z) Ascension Health will not have the right to terminate this Agreement under this Section 20.4 so long as Supplier continues to provide the Services. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 89 20.5 Ascension Health Rights Upon Supplier’s Bankruptcy. (a) General Rights. In the event of Supplier’s bankruptcy or other formal procedure referenced in Section 20.4 or the filing of any petition under bankruptcy laws affecting the rights of Supplier which is not stayed or dismissed within thirty (30) days of filing, in addition to the other rights and remedies set forth herein, to the maximum extent permitted by Law, Ascension Health will have the immediate right to retain and take possession for safekeeping all Ascension Health Data, Ascension Health Confidential Information, Ascension Health licensed Third Party Software, Ascension Health owned Equipment, Ascension Health Owned Materials, and all other Software (including all source code), Equipment, Systems or Materials to which the Eligible Recipients are or would be entitled during the Term or upon the expiration or termination of this Agreement. Supplier shall cooperate fully with the Eligible Recipients and assist the Eligible Recipients in identifying and taking possession of the items listed in the preceding sentence. Ascension Health will have the right to hold such Ascension Health Data, Ascension Health Confidential Information, Software (including all source code), Equipment, Systems and Materials until such time as the trustee or receiver in bankruptcy or other appropriate insolvency office holder can provide adequate assurances and evidence to Ascension Health that they will be protected from sale, release, inspection, publication, or inclusion in any publicly accessible record, document, material or filing. Supplier and Ascension Health agree that without this material provision, Ascension Health would not have entered into this Agreement or provided any right to the possession or use of Ascension Health Data, Ascension Health Confidential Information, or Ascension Health Software covered by this Agreement. (b) Ascension Health Rights in Event of Bankruptcy Rejection. Notwithstanding any other provision of this Agreement to the contrary, if Supplier becomes a debtor under the United States Bankruptcy Code (11 U.S.C. §101 et. seq. or any similar Law in any other country (the “Bankruptcy Code”)) and rejects this Agreement pursuant to Section 365 of the Bankruptcy Code (a “Bankruptcy Rejection”), (i) any and all of the licensee and sublicensee rights of the Eligible Recipients arising under or otherwise set forth in this Agreement, including the rights of the Eligible Recipients referred to in Section 14.3 and 14.6, shall be deemed fully retained by and vested in the Eligible Recipients as protected intellectual property rights under Section 365(n)(1)(B) of the Bankruptcy Code and further shall be deemed to exist immediately before the commencement of the bankruptcy case in which Supplier is the debtor; (ii) Ascension Health shall have all of the rights afforded to non-debtor licensees and sublicensees under Section 365(n) of the Bankruptcy Code; and (iii) to the extent any rights of the Eligible Recipients under this Agreement which arise after the termination or expiration of this Agreement are determined by a bankruptcy court not to be “intellectual property rights” for purposes of Section 365(n), all of such rights shall remain vested in and fully retained by the Eligible Recipients after any Bankruptcy Rejection as though this Agreement were terminated or expired. Ascension Health shall under no circumstances be required to terminate this Agreement after a Bankruptcy Rejection in order to enjoy or acquire any of its rights under this Agreement, including without limitation any of the rights of Ascension Health referenced in Section 14.3 and 14.6. 20.6 No Other Right to Terminate. Except as expressly set forth in Sections 20.1 through 20.4 or the BAA, neither Party shall have any right to terminate this Agreement (including any Supplement or Service). As between Ascension Health and the Eligible Recipients (or the Eligible Recipient Units), only Ascension Health shall have the right to exercise any right to terminate this Agreement, any Supplement, or any Service, and no Eligible Recipient or Eligible Recipient Unit shall have the right to terminate this Agreement, any Supplement, or any Service. For the avoidance of doubt, any expiration or termination of this Agreement or any Supplement shall not result in the expiration or termination of any other agreement entered into between Ascension Health, any Eligible Recipients, or any of its or their Affiliates, on the one hand, and Supplier or

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 90 any of its Affiliates, on the other hand. 20.7 Disengagement Services. (a) Availability. As part of the Services, and for the Charges set forth in Sections 20.7(b)(2) and 20.7(d) and the applicable Supplement, Supplier shall provide to Ascension Health, the applicable Eligible Recipients and their designee(s) the Services described in Section 20.7(b) and any Disengagement Services with respect to any Services that Supplier will no longer be performing for Ascension Health or the applicable Eligible Recipient (whether as a result of termination, expiration or removal) (the “Affected Services”). (1) Period of Provision. Supplier shall provide Disengagement Services to Ascension Health, the applicable Eligible Recipients and their designee(s), commencing upon a request for Disengagement Services, and, at Ascension Health’s request, continuing for up to twelve (12) months following the effective date of the notice of removal of the Services, or, if applicable, the expiration or termination of the Term of with respect to Affected Services. (2) Firm Commitment. Supplier shall provide Disengagement Services regardless of the reason for removal of the Affected Services; provided, that if this Agreement is terminated by Supplier for failure to pay undisputed amounts, subject to Section 12.3, Supplier may require payment in advance at the beginning of each month for Disengagement Services to be provided or performed under this Section 20.7. Such advance payments shall be based on an estimate provided by Supplier at least [**] days in advance of such month with any additional Charges or credits to be reflected on the next invoice. In addition, if this Agreement is terminated by Supplier for breach of Supplier’s Confidential Information or misuse of Supplier’s intellectual property, then Supplier may require that the applicable Eligible Recipient provide adequate assurance of protection of Supplier’s Confidential Information or intellectual property as applicable. (3) Performance. All Disengagement Services shall be provided subject to and in accordance with the terms and conditions of this Agreement. Without limiting the foregoing, Supplier shall perform the Disengagement Services with at least the same degree of accuracy, quality, completeness, timeliness, responsiveness and resource efficiency as it was required to provide the same or similar Services during the Term, including compliance with the Service Levels, and if the Disengagement Services occur during the Sarbanes-Oxley reporting period, delivery of the Controls Audit report in accordance with Section 9.11(h). Supplier Personnel (including all Key Supplier Personnel) reasonably considered by Ascension Health to be critical to the performance of the Services and Disengagement Services shall be listed in the applicable Disengagement Plan and retained on the Ascension Health account, unless reassignment is necessary for the retention of the employee by Supplier. Subject to the foregoing, such assignment shall be consistent with the periods set forth in the Disengagement Plan. (b) Scope of Disengagement Services. At Ascension Health’s request, the Disengagement Services provided by Supplier shall include the services, functions and responsibilities [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 91 described below (in addition to any Disengagement Services described in the applicable Supplement). (1) General Support. To the extent requested by Ascension Health, Supplier shall (i) assist Ascension Health, the applicable Eligible Recipient or their designee(s) in developing a written disengagement plan (“Disengagement Plan”) to effect the disengagement, (ii) perform programming and consulting services to assist in implementing the Disengagement Plan, (iii) train personnel designated by Ascension Health, the applicable Eligible Recipient or their designee(s) in the use of any business processes, work instructions and work procedures and if applicable, if the Eligible Recipient elects to in-source functions and license the RC Tools then Supplier will train the Eligible Recipient personnel on use of the RC Tools and any associated business processes and any Equipment, Software, Systems, Materials and tools used in connection with the performance of the Affected Services, (iv) catalog all Eligible Recipient policies and procedures affecting the Services, Software, Ascension Health Data, Equipment, Materials, Third Party Contracts and tools used to provide the Affected Services, (v) provide machine readable and printed listings and associated documentation for source code for Software owned by any Eligible Recipient and source code to which any Eligible Recipient is entitled under this Agreement or the applicable Supplement and assist in its re-configuration, (vi) assist in the execution of a parallel operation, data migration and testing process until the successful completion of the transition of the Affected Services to Ascension Health, another Eligible Recipient or their designee(s), (vii) create and provide copies of the Ascension Health Data related to the Affected Services in the format and on the media reasonably requested by Ascension Health, another Eligible Recipient and/or their designee(s), (viii) provide a complete and up-to- date, electronic copy of the Policy and Procedures Manual and applicable business processes, work instructions and work procedures in the format and on the media reasonably requested by Ascension Health, and (ix) provide other technical assistance requested by Ascension Health that is reasonably related to the disengagement with respect to the Affected Services. (2) Continuation of the Affected Services. At Ascension Health’s request, Supplier shall continue providing to the Eligible Recipient(s) any or all of the Affected Services after their anticipated removal, expiration or termination date. Supplier shall provide any such Affected Services subject to and in accordance with the terms and conditions of this Agreement and the applicable Eligible Recipient shall pay Supplier the Charges specified in the applicable Supplement that such Eligible Recipient would have been obligated to pay Supplier for such Affected Services if the Agreement had not yet expired or been terminated or had the Affected Services not been removed. To the extent Ascension Health requests a portion of the Services included in a particular Charge, the amount to be paid by such Eligible Recipient will be equitably adjusted to reflect the portion of the Affected Services included in such Charge that Supplier will not be providing or performing. (3) Hiring. Ascension Health and the applicable Eligible Recipient shall be permitted to undertake, without interference from Supplier, to hire, effective after the date when Supplier ceases provision of the Affected Services, any Supplier employees (e.g., the line level operators) exclusively assigned to the performance of Affected Services during the twelve (12) months preceding such date in a facility-based role (e.g., excluding Shared Service Centers) (and may transfer such hired Supplier employee to a third party vendor that provides services to such Eligible Recipient after twelve (12) months after such hire date). Supplier shall waive its rights, if any, under contracts with such personnel

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 92 restricting the ability of such personnel to be recruited or hired by Ascension Health. Supplier shall provide Ascension Health and the applicable Eligible Recipient with reasonable assistance in their efforts to hire such Supplier Personnel, and shall give Ascension Health and the applicable Eligible Recipient reasonable access to such Supplier Personnel for interviews, evaluations and recruitment. Ascension Health and the applicable Eligible Recipient shall endeavor to conduct the above-described hiring activity in a manner that is not unnecessarily disruptive of the performance by Supplier of its obligations under this Agreement. (4) Software. As provided in Article 14, Supplier shall provide, and hereby grants certain license, sublicense and/or other rights to certain Software and other Materials used by Supplier, Supplier Affiliates or Subcontractors in performing the Affected Services except with respect to RC Tools which are governed by Section 6.5(c)(iii) and the RC Tools ASP Agreement, a copy of which is included as Annex 4. (5) Equipment. Except as otherwise agreed by the Parties, Ascension Health, the applicable Eligible Recipient and their designee(s) shall have the right (but not the obligation) to purchase, or assume the lease for, any Equipment owned or leased by Supplier that is exclusively used by Supplier, Supplier Subcontractors or Supplier Affiliates to perform the Affected Services. Such Equipment shall be transferred in good working condition, reasonable wear and tear excepted, as of the completion of any Affected Services requiring such Equipment. Supplier shall maintain such Equipment through the date of transfer so as to be eligible for the applicable manufacturer’s maintenance program at no additional charge to Ascension Health, another Eligible Recipient or their designee(s). In the case of Supplier-owned Equipment, Supplier shall grant to Ascension Health, the applicable Eligible Recipient or their designee(s) a warranty of title and a warranty that such Equipment is free and clear of all liens and encumbrances. Such conveyance by Supplier to Ascension Health, the applicable Eligible Recipient or their designee(s) shall be at the [**] calculated in accordance with generally accepted accounting principles. At Ascension Health’s request, the Parties shall negotiate in good faith and agree upon the form and structure of the purchase. In the case of Supplier leased Equipment, Supplier shall (i) represent and warrant that the lessee is not in default under the lease and that all lease payments have been made through the date of transfer, and (ii) notify Ascension Health of any lessor defaults of which it is aware at the time. (6) Ascension Health Facilities, Equipment and Software. Supplier shall vacate the Ascension Health Facilities and return to Ascension Health, if not previously returned, any Ascension Health owned Equipment (including Ascension Health Provided Equipment), Ascension Health leased Equipment, Ascension Health Owned Materials and Ascension Health licensed Third Party Materials (including Software), in condition at least as good as the condition when made available to Supplier, ordinary wear and tear excepted. Supplier shall vacate such Ascension Health Facilities and return such Equipment, Materials and Software to the extent that the Services requiring such Ascension Health Facilities, Equipment, Materials and Software are no longer being provided by Supplier. (7) Supplier Subcontractors and Third Party Contracts. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 93 (i) Supplier will use commercially reasonable efforts to make available to Ascension Health, the applicable Eligible Recipient or their designee on reasonable terms and conditions third party services then being utilized by Supplier in the performance of the Services under shared agreements (e.g., agreements that Supplier uses for multiple clients). (ii) Ascension Health or the applicable Eligible Recipient may, in its sole discretion, assume any third party license and service agreements used by Supplier to provide the Services that are dedicated exclusively to Ascension Health or the applicable Eligible Recipient (e.g., agreements that are only used for Ascension Health or the applicable Eligible Recipient). (iii) At Eligible Recipient’s request, Supplier shall reassign to the Eligible Recipient any Third Party Contract that has been assigned to Supplier pursuant to, and in accordance with, this Agreement and is still in effect at the time of the termination of this Agreement, to the extent legally permitted and commercially practicable. (iv) It is understood and agreed that, in all events, the Eligible Recipients retain the right to contract directly with any Subcontractor or third party utilized by Supplier, Supplier Subcontractors or Supplier Affiliates to perform any Services. (c) Reserved. (d) Rates and Charges. Except as provided below and in Section 20.7(b)(2), to the extent the Disengagement Services requested by Ascension Health can be provided by Supplier using personnel and resources already assigned to Ascension Health and where Supplier is being compensated for such personnel or resource, there will be [**] to Ascension Health or another Eligible Recipient for such Disengagement Services provided by such personnel or resource. If material Disengagement Services requested by Ascension Health cannot be provided by Supplier using [**] without adversely affecting Supplier’s ability to meet its performance obligations, Ascension Health, in its sole discretion, may forego or delay any work activities or temporarily or permanently adjust the work to be performed by Supplier, the schedules associated with such work or the Service Levels to permit the performance of such Disengagement Services using such personnel. To the extent Ascension Health or the applicable Eligible Recipient authorizes Supplier to use additional Supplier Personnel to perform material Disengagement Services requested by Ascension Health or the applicable Eligible Recipient, such Eligible Recipient shall pay Supplier the rates and charges specified in the applicable Supplement, or, if no such rates and charges are specified in the applicable Supplement, a negotiated fee which shall be no less favorable to the Eligible Recipient than the effective discount to Supplier’s standard rates reflected by the rates in the applicable Supplement less any discounts in the applicable Supplement. 20.8 Reserved. 20.9 Temporary Waiver of Termination for Supplier Vendor Issues. Notwithstanding anything herein to the contrary (including Section 20.1 above), to the extent that any failure of any Supplier Vendor to act in conformity with, or comply with, any provisions under the Prior MPSA or this MPSA for which Supplier is required hereunder to secure such compliance or conformity from [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 94 such Supplier Vendor (each such applicable provision, including the first sentence of Section 9.11(c) herein and the provisions of Sections 6.5(c)(i) and 6.5(c)(ii), a “Supplier Vendor Obligation”) at any time prior to the first anniversary of the Effective Date (the “Supplier Vendor Transition Period”) gives rise to any right of termination under this MPSA, Ascension Health shall not exercise such right to terminate this MPSA or any Supplement (in whole or in part). During the Supplier Vendor Transition Period, Supplier shall make good faith and diligent efforts to remedy in all material respects: (i) any existing instances of non-compliance with the obligation to flow down the Supplier Vendor Obligations to Supplier Vendors; and (ii) any instances, to Supplier’s knowledge, of a Supplier Vendor’s non-compliance with Supplier Vendor Obligations (collectively “Supplier Vendor Issues”). Such remediation efforts will include using reasonable commercial efforts to execute revised or amended contracts with applicable Supplier Vendors and working with non-compliant Supplier Vendors to ensure such Supplier Vendors take steps to bring their practices in line with the Supplier Vendor Obligations in all material respects. Supplier shall make quarterly reports during the Supplier Vendor Transition Period to the JRB advising as to the progress of the foregoing remediation efforts. All costs associated with efforts to resolve Supplier Vendor Issues shall be borne solely by Supplier. At the end of the Supplier Vendor Transition Period, if there are any Supplier Vendor Issues that have not been remedied in all material respects, the Parties shall submit such issue to the JRB to resolve such Supplier Vendor Issues. Notwithstanding anything to the contrary herein, Ascension Health shall have the 20.10 final decision as to whether to replace any Data Supplier Vendor that remains non-compliant in any material respects with Supplier Vendor Obligations after the end of the Supplier Vendor Transition Period. For the avoidance of doubt, Ascension Health retains all other rights and remedies under this Agreement during the Supplier Vendor Transition Period. 21. GENERAL. 21.1 Binding Nature, Assignment. (a) Binding Nature. This Agreement will be binding on the Parties and their respective successors and permitted assigns. (b) Assignment. Neither Party may, or will have the power to, assign this Agreement without the prior written consent of the other, except in the following circumstances: (i) Ascension Health may assign its rights or obligations under this Agreement or any Supplement, without the approval of Supplier, to an Affiliate who expressly assumes Ascension Health’s obligations and responsibilities hereunder, provided that Ascension Health remains fully liable for and is not relieved from the full performance of its obligations under this Agreement; (ii) Ascension Health may assign its rights and obligations under this Agreement or any Supplement, without the approval of Supplier, to an Entity acquiring, directly or indirectly, Control of Ascension Health, an Entity into which Ascension Health is merged, or an Entity acquiring all or substantially all of Ascension Health’s assets, provided that the acquirer or surviving Entity agrees in writing to be bound by the terms and conditions of this Agreement; and (iii) Supplier may assign its rights and obligations under this Agreement or any Supplement, without the approval of Ascension Health, to an Entity acquiring, directly or indirectly, Control of Supplier, an Entity into which Supplier is merged, or an Entity acquiring all or substantially all of Supplier’s assets, provided that the acquirer or surviving Entity agrees in writing to be bound by the terms and conditions of this Agreement.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 95 (c) Impermissible Assignment. Any attempted assignment that does not comply with the terms of this Section shall be null and void. 21.2 Entire Agreement; Amendment. This Agreement, including any Schedules, Exhibits, Annexes and Attachments referred to herein and attached hereto as well as any Supplements and Work Orders entered into from time to time, each of which is incorporated herein for all purposes, constitutes the entire agreement between the Parties with respect to the subject matter hereof. The Exhibits and Attachments to any Supplements or Work Orders are incorporated into such Supplement or Work Order by this reference. There are no agreements, representations, warranties, promises, covenants, commitments or undertakings other than those expressly set forth herein. This Agreement supersedes all prior agreements, representations, warranties, promises, covenants, commitments or undertaking, whether written or oral, with respect to the subject matter contained in this Agreement. No amendment, modification, change, waiver, or discharge hereof shall be valid unless in writing and signed by an authorized representative of the Party against which such amendment, modification, change, waiver, or discharge is sought to be enforced. In accordance with Section 1.1(c), any amendment to the terms and conditions of this MPSA shall automatically, as of the amendment effective date, be incorporated into all Supplements then in effect, unless otherwise specifically set forth in such amendment. 21.3 Notices. (a) Primary Notices. Any notice, notification, request, demand or determination provided by a Party pursuant to the following: Section 4.6 (Divestitures); Section 6.7 (Notice of Defaults); Section 9.4(b)(v) (Fraudulent Activities) Section 9.13 (Notice of Adverse Impact); Section 10.2 (Supplier Excused Performance); Section 13.1(d) (Loss of Confidential Information); Section 13.2(b)(iv) (Security Incidents) Section 13.2(e) (Cardholder Data) Section 13.3(e) (Personal Data) Section 15.7(a) (Compliance with Laws) Article 16 (Insurance and Risk of Loss); Sections 17.5 (Indemnification Procedures); Section 17.6 (Indemnification Procedures – Governmental and Other Claims); Section 19.1 (Dispute Resolution Procedures); Article 20 (Termination); Section 20.7 (Disengagement Services); and Section 21.1 (Binding Nature, Assignment), shall be in writing and shall be delivered in hard copy using one of the following methods and shall be deemed delivered upon receipt: (i) by hand, (ii) by an express courier with a reliable system for tracking delivery, or (iii) by registered or certified mail, return receipt requested, postage prepaid. Notwithstanding anything to the contrary herein, any notice contemplated to be provided by a Party under this Agreement shall be required solely to the extent that such Party is legally able to do so and such Party shall not be obligated to provide any such notice if so doing would breach confidentiality obligations or applicable Law. Unless otherwise notified, the foregoing notices shall be delivered as follows: In the case of Ascension Health: In the case of Supplier:

Ascension Health 4600 Edmundson Road St. Louis, Missouri 63134 Attention: Rhonda Anderson Chief Financial Officer	Accretive Health, Inc. 401 N. Michigan Avenue, Suite 2700 Chicago, Illinois 60611 Attention: Joe Flanagan Chief Operating Officer

With a copy to:

Ascension Health 4600 Edmundson Road St. Louis, Missouri 63134 Attention: Office of the General Counsel	Accretive Health, Inc. 401 N. Michigan Avenue, Suite 2700 Chicago, Illinois 60611 Attention: Office of the General Counsel

(b) **Other Notices**. All notices, notifications, requests, demands or determinations required or provided pursuant to this Agreement, other than those specified in **Section 21.3(a)**, shall be in writing and may be sent in hard copy in the manner specified in **Section 21.3(a)**, or by e-mail transmission (where receipt is affirmatively acknowledged by the recipient, excluding auto-receipts) or facsimile transmission (with acknowledgment of receipt from the recipient's facsimile machine) to the addresses set forth below:

In the case of Ascension Health:	In the case of Supplier:
St. Thomas Health 501 Great Circle Road Nashville, Tennessee 37228 Attention: Nola Wyatt VP, Revenue Cycle Operations E-mail Address: Nola.Wyatt@ascension.org Facsimile Number: (615) 222-7769	Accretive Health, Inc. 401 N. Michigan Avenue, Suite 2700 Chicago, Illinois 60611 Attention: Joe Flanagan Chief Operating Officer E-mail Address: JFlanagan@accretivehealth.com
With a copy to:	With a copy to:
Ascension Health 4600 Edmundson Road St. Louis, Missouri 63134 Attention: Office of the General Counsel	Accretive Health, Inc. 401 N. Michigan Avenue, Suite 2700 Chicago, Illinois 60611 Attention: Office of the General Counsel

(c) **Notice of Change**. A Party may from time to time change its address or designee for notification purposes by giving the other prior notice of the new address or designee and the date upon which it shall become effective.

21.4 Counterparts, Headings, Language.

This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties hereto. The Article and Section headings and the table of contents used in this Agreement are for reference and convenience only and shall not be considered in the interpretation of this Agreement. All Schedules, Annexes, Exhibits, Attachments, documents, materials, deliverable items, notices and communications of any kind between the Parties and their representatives relating to the Services or this Agreement shall be made in the English language.

21.5 Relationship of Parties.

Supplier, in furnishing services to the Eligible Recipients hereunder, is acting as an independent contractor, and Supplier has the sole obligation to supervise, manage, contract, direct, procure,

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 96

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 97 perform or cause to be performed, all work to be performed by Supplier or Supplier Personnel under this Agreement. The relationship of the Parties under this Agreement shall not constitute a partnership or joint venture for any purpose. Except as expressly provided in this Agreement, Supplier is not an agent of the Eligible Recipients and has no right, power or authority, expressly or impliedly, to represent or bind the Eligible Recipients as to any matters. 21.6 Severability. If any provision of this Agreement conflicts with applicable Law or is held void, invalid or unenforceable by a court with jurisdiction over the Parties, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable Law. The remaining provisions of this Agreement and the application of the challenged provision to persons or circumstances other than those as to which it is void, invalid or unenforceable shall not be affected thereby, and each such provision shall be valid and enforceable to the full extent permitted by applicable Law. 21.7 Consents and Approval. Except where expressly provided as being in the sole discretion of a Party, where agreement, approval, acceptance, consent, confirmation, notice or similar action by either Party is required under this Agreement, such action shall not be unreasonably withheld, conditioned or delayed. An approval or consent given by a Party under this Agreement shall not relieve the other Party of responsibility for complying with the requirements of this Agreement, nor shall it be construed as a waiver of any rights under this Agreement, except as and to the extent expressly provided in such approval or consent. 21.8 Waiver of Default; Cumulative Remedies. (a) Waiver of Default. A delay or omission by either Party hereto to exercise any right under this Agreement shall not be construed to be a waiver thereof. A waiver by either of the Parties hereto of any of the obligations to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other obligation. All waivers must be in writing and signed by the Party waiving its rights. (b) Cumulative Remedies. All remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise. The election by a Party of any remedy provided for in this Agreement or otherwise available to such Party shall not preclude such Party from pursuing any other remedies available to such Party at law, in equity, by contract or otherwise. 21.9 Survival. Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement shall survive any termination or expiration of this Agreement and continue in full force and effect. Additionally, all provisions of this Agreement will survive the expiration or termination of this Agreement to the fullest extent necessary to give the Parties the full benefit of the bargain expressed herein. 21.10 Publicity. Neither Party shall use the other Party’s names, logos, service marks, trade names or trademarks or refer to the other Party directly or indirectly in any press release, public announcement, or public disclosure relating to this Agreement, including in any promotional, advertising or marketing

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 98 materials, customer lists or business presentations without the prior written consent of the other Party prior to each such use or release. Supplier shall not make any public statements about this Agreement, the Services or its relationship with the Eligible Recipients without the prior written consent of Ascension Health’s Office of the General Counsel in each instance, provided that Supplier may make disclosures, to the extent required by rules or regulations promulgated by the SEC or any similar governmental or regulatory body having jurisdiction over Supplier in any country or jurisdiction, provided further that Supplier provides prior notice and a summary of such disclosure to Ascension Health. Supplier shall seek to minimize such disclosure consistent with such rules and regulations. Notwithstanding the foregoing, Ascension Health and the other Eligible Recipients may include Supplier’s name, website address, trademark, logos and/or icon on Ascension Health’s or another Eligible Recipient’s intranet for the purpose of providing a link from Ascension Health’s or an Eligible Recipient’s intranet to the homepage of Supplier’s website (the “Link”). Supplier hereby grants to Ascension Health and the other Eligible Recipients a limited, revocable right and license to use, display and reproduce Supplier’s name, website address, trademark, logos and other related intellectual property in connection with the establishment and maintenance of the Link. 21.11 Third Party Beneficiaries. Except as expressly provided in this Agreement, this Agreement is entered into solely between, and may be enforced only by, Ascension Health and Supplier. This Agreement shall not be deemed to create any rights or causes of action in or on behalf of any third parties (other than the right of Eligible Recipients to receive Services), including employees, supplier and customers of a Party, or to create any obligations of a Party to any such third parties. 21.12 Covenant Against Pledging. Supplier agrees that, without the prior written consent of Ascension Health, it shall not assign, transfer, pledge, hypothecate or otherwise encumber its rights to receive payments from Ascension Health or another Eligible Recipient under this Agreement for any reason whatsoever. To the extent Ascension Health permits Supplier to assign, transfer, pledge, hypothecate or otherwise encumber its rights to receive payments from Ascension Health or another Eligible Recipient under this Agreement, Supplier shall continue to be Ascension Health’s sole point of contact with respect to this Agreement, including with respect to payment. The person or Entity to which such rights are assigned, transferred, pledged, hypothecated or otherwise encumbered shall not be considered a third party beneficiary under this Agreement and shall not have any rights or causes of action against Ascension. 21.13 Order of Precedence. (a) In the event of any conflict or inconsistency among the terms of the various documents that collectively comprise the Agreement, then to the maximum extent that the conflicting or inconsistent terms can reasonably be interpreted so that such terms are consistent with and supplemental to one another and do not conflict with each other, such consistent, non-conflicting and supplemental interpretation shall prevail, in a manner that gives effect to all of such terms, absent an express statement of exclusion of a particular provision, term, Article or Section of another document constituting part of the Agreement, or an express statement that one provision or term in another document constituting part of the Agreement takes precedence over another or applies notwithstanding the other (in which case, that express statement of exclusion, precedence or application shall first be given effect). (b) If and to the extent that clause (a) does not resolve any interpretive questions or issues among terms that cannot be read as non-conflicting, consistent and supplemental, the following general order of precedence shall apply (with lower numbered items having priority over higher numbered items):

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 99 (i) MPSA; (ii) the Exhibits to the MPSA; (iii) each Supplement; (iv) the schedules, exhibits, attachments, appendices or annexes to each Supplement; (v) the Policy and Procedures Manual; (vi) to the extent incorporated by specific reference in this Agreement, any third party or industry standards; and (vii) any other document that makes specific reference to this Agreement. (c) No Supplement can modify the requirements of this MPSA without specific reference to the section that is being modified. If Supplier submits Work Orders, change orders, Services requests, invoices or other similar documents or Eligible Recipient submits purchase orders or other similar documents for accounting or administrative purposes or otherwise, no pre-printed or similar terms and conditions contained in any such form shall be deemed to supersede any of the terms and conditions of this Agreement without express written approval (making specific reference to the changed sections of this Agreement and complying with the notice requirements in Section 21.3) by the Party to be charged. 21.14 Hiring. (a) Solicitation and Hiring. During the Term, and for a [**] period following the last date Supplier performs any Services hereunder Supplier, Ascension Health and Eligible Recipient shall be prohibited from soliciting, recruiting or employing the employees of the other without the consent of the employee’s then current employer during the employee’s term of employment and for a period of [**] following the employee’s final service date and subject to the provisions of Section 20.7(b)(3). (b) Publications. Neither the publication of classified advertisements in newspapers, periodicals, Internet bulletin boards, or other publications of general availability or circulation nor the consideration and hiring of persons responding to such advertisements shall be deemed a breach of this Section 21.14, unless the advertisement and solicitation is undertaken as a means to circumvent or conceal a violation of this provision and/or the hiring party acts with knowledge of this hiring prohibition. 21.15 Supplier Affiliates. Supplier shall be fully responsible and liable for all obligations of itself or any Supplier Affiliate and Supplier to the same extent as if such failure to perform or comply was committed by Supplier, and Ascension Health shall have the same rights under this Agreement if an event or circumstance (e.g., bankruptcy) occurs with respect to a Supplier Affiliate, that it would have if such party were Supplier. 21.16 Liens. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL MPSA Page 100 Neither Party shall file, or by its action or inaction permit, any liens to be filed on or against property or realty of the other Party or an Eligible Recipient. If any such liens arise as a result of a Party’s action or inaction, such Party shall obtain a bond to fully satisfy such liens or otherwise remove such liens at its sole cost and expense within [**] business days. 21.17 Covenant of Cooperation and Good Faith. Each Party agrees that, in its respective dealings with the other Party under or in connection with this Agreement, it shall act in good faith. 21.18 Acknowledgment, Further Assurances. The Parties each acknowledge that the terms and conditions of this Agreement have been the subject of active and complete negotiations, and that such terms and conditions should not be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Agreement. Each Party covenants and agrees that, subsequent to the execution and delivery of this Agreement and without any additional consideration, upon the request of a Party, the other Party shall execute and deliver any further legal instruments and perform any acts that are or may become necessary to effectuate the purposes of this Agreement. 21.19 Reserved. 21.20 Tax-Exempt Bond Financing. The Parties acknowledge that some of the Equipment, Systems and Ascension Health Facilities to be used pursuant to this Agreement may have been financed with tax-exempt bond proceeds. This Agreement is intended to cover services that are “incidental”, pursuant to 26 C.F.R. Section 1.141- 3(b)(4)(iii)(A), or otherwise not to give rise to private business use, as defined in 26 U.S.C. Section 141. In the event that Ascension Health’s legal and/or bond counsel determines that this Agreement or a Supplement executed hereunder may give rise to private business use, whether due to a change in law, regulations, or for any other reason, the Parties shall meet and in good faith negotiate an amendment to this Agreement or a Supplement executed hereunder, as applicable, to ensure that neither this Agreement, nor any Supplement executed hereunder gives rise to private business use. [Signature Page Follows] [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

[Signature Page - MPSA] IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date. ASCENSION HEALTH ACCRETIVE HEALTH, INC. By: /s/ Rhonda Anderson _________________ By: /s/ Emad Rizk ____________________ Title: Senior VP & CFO ___________________ Title: President & CEO _________________ Date: 1/31/16 ___________________________ Date: 2/12/16 _________________________

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 1 DEFINITIONS

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 1 Exhibit 1 Definitions 1. INTRODUCTION. The terms defined in this Exhibit include the plural as well as the singular and the derivatives of such terms. Unless otherwise expressly stated, the words “herein,” “hereof,” and “hereunder” and other words of similar import refer to the Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision. Article, Section, Subsection and Attachment references refer to articles, sections and subsections of, and attachments to, the MPSA, unless specified otherwise. The words “include” and “including” shall not be construed as terms of limitation and introduce a non-exclusive set of examples. The words “day,” “month,” and “year” mean, respectively, calendar day, calendar month and calendar year. As stated in Section 21.3 of the MPSA, the word “notice” and “notification” and their derivatives means notice or notification in writing. Other terms used in this Agreement are defined in the context in which they are used and have the meanings there indicated. 2. DEFINITIONS. The following terms, when used in the Agreement, have the meanings specified below. “AB Floor” has the meaning given in Exhibit 4-A, Section 3.3(3). “AB Itemization Procedure” has the meaning given in Section 4.1(c). “AB Re-Assessment” has the meaning given in Exhibit 4-A, Section 3.4. “Acceptance” means the determination, in Ascension Health’s reasonable discretion, and in accordance with the Policy and Procedures Manual or other criteria agreed to by the Parties, following implementation, installation, testing and execution in the production environment for an agreed upon number of business cycles that Software, Equipment, Systems and/or other contract deliverables are in Compliance in all material respects with the Specifications. “Acceptance Date” has the meaning given in Section 6.3(f)(iii). “Acceptance Testing” has the meaning given in Section 6.3(f). “Acceptance Tests” has the meaning given in Section 6.3(f)(ii). “Access Code” means a user identification number, a code or a password (or some combination of the foregoing) permitting access to the Ascension Health Network. “Accretive PAS® Lead Physician Advisor” means the lead physician Supplier assigns to a particular Supplier Facility. The Accretive PAS® Lead Physician Advisor will act as the point physician for clinical questions and ongoing training. “Acquirer Termination Charges” has the meaning given in Section 4.6(b)(i). “Act” has the meaning given in Exhibit 11, Section 1.1. “Actual Performance” has the meaning given in Exhibit 4-B, Section 6(a). “Acute Care” means diagnostic, therapeutic and rehabilitation services provided by or under the supervision of physicians, to inpatients or outpatients, for medical diagnosis, treatment, or care (including of injured, disabled, or sick persons), which shall include services which should be submitted on claim form CMS-1450 per CMS guidelines. For the purposes of this Agreement, the term Acute Care may

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 2 exclude any non-patient services, services performed at psychiatric facilities, laboratory services provided to non-patients (as described in CMS-1450), certain services provided at facilities serving joint ventures of Ascension Health with third parties, physician group services, and any other service as agreed upon by both Parties. Any such exclusions will be specified in the appropriate Supplement. “Additional Book Cost to Collect Factor” has the meaning given in Exhibit 4-A, Section 3.2. “Additional Book Eligible Recipient” means those Eligible Recipients set forth in Exhibit 17, Section 2.2. “Additional Transferred Expenses” has the meaning given in Exhibit 4-A, Section 3.4. “Adjudicated” has the meaning given in Exhibit 4-B, Appendix A. “Adjustment Factor” has the meaning given in Exhibit 4-A, Section 3.3(3). “Administered Expenses” means the expenses identified as “Administered Expenses” in the applicable Supplement. “Administrative Adjustments” means non-contractual adjustments or write-offs of charges taken in accordance with eligible participant policies. “Admission Review by Physician - Second Level” means the additional physician review of the orders written by a physician to decide as to whether to admit, retain, or discharge a patient in accordance with the HPMP Compliance Manual as prepared by TMF Health Quality Institute, the Quality Improvement Organization Support Center for the Hospital Payment Monitoring Program, under contract with the Centers for Medicare & Medicaid Services (CMS), an agency of the U.S. Department of Health and Human Services. “Adverse Judgment” has the meaning given in Section 20.3(c)(i). “Affected Employee” has the meaning given in Exhibit 13, Section 1.1. “Affected Services” has the meaning given in Section 20.7(a). “Affiliate” means, generally, with respect to any Entity, any other Entity Controlling, Controlled by or under common Control with such Entity. “Aged Trial Balance Report” means the report of accounts receivables prepared in connection with the metric calculations described in Appendix A to Exhibit 4-B. “Agreement” has the meaning given in Section 1.1(c). “Agreement Terms” has the meaning given in Section 13.1(b)(v). “AHtoCharge/Charge Capture” means a software and data mining tool utilized to identify missing charges. “All Hands” means an enterprise wide, employee “town hall” type meeting or conference call in which executive management provides general company business updates, shares progress toward general company business objectives, and provides associates with reasonable access to the executive team for questions and answers.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 3 “ALJ” means Administrative Law Judge. “Annual BS Performance Target” has the meaning given in Exhibit 4-B, Section 3.1. “Annual I&I Amount” has the meaning given in Exhibit 4-B, Section 2.5. “Anti-Kickback Statute” has the meaning given in Exhibit 11, Section 1.2(a). “Appeal Support” means a component of Physician Advisory Services as described in Exhibit 4-E. “Applications Software” or “Applications” means those software application programs and programming (and all modifications, replacements, Upgrades, enhancements, documentation, materials and media related thereto) used to support day-to-day business operations and accomplish specific business objectives to the extent Supplier has financial or operational responsibility for such programs or programming under the applicable Supplement. Applications Software shall include all such programs or programming in use as of the Supplement Effective Date, including those (i) that are set forth in the applicable Supplement, (ii) that are included in the applicable Base Case, or (iii) as to which Supplier received notice and/or access prior to the Supplement Effective Date. Applications Software also shall include all such programs or programming developed and/or introduced on or after the Supplement Effective Date to the extent a Party has financial or operational responsibility for such programs or programming under the applicable Supplement. “Approved Data Facilities” has the meaning given in Section 6.1(c). “Approved Service Facilities” has the meaning given in Section 6.1. “Approved Service Types” has the meaning given in Section 6.1. “AR” means accounts receivable. “Area” has the meaning given in Exhibit 4-A, Section 8.1(i). “Ascension Health” has the meaning given in preamble of the Agreement. “Ascension Health Controlled Non-Compliance” has the meaning given in Section 15.7(a). “Ascension Health Data” means any data or information of Ascension Health or any Eligible Recipient that is provided to or obtained by Supplier in connection with the negotiation and execution of this Agreement or the performance of its obligations under this Agreement, including data and information with respect to the businesses, past current and prospective customers, operations, facilities, products, insurance policies, policy holders, applicants or other prospective customers, rates, regulatory compliance, competitors, consumer markets, assets, expenditures, mergers, acquisitions, divestitures, billings, collections, revenues and finances of Ascension Health or any Eligible Recipient. Ascension Health Data also means any data or information of Ascension Health or an Eligible Recipient (i) created, generated, collected or processed by Supplier in the performance of its obligations under this Agreement, including data processing input and output, asset information, Reports, third party service and product agreements of Ascension Health or an Eligible Recipient, retained expenses and Administered Expenses or (ii) that resides in or is accessed through Software, Equipment or Systems provided, operated, supported, or used by Supplier in connection with the Services, as well as information derived from this data and information. Ascension Health Data shall not include any Supplier Confidential Information.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 4 “Ascension Health Export Materials” has the meaning given in Section 15.7(g)(ii). “Ascension Health Facilities” has the meaning given in Section 6.2(a). “Ascension Health Laws” has the meaning given in Section 15.7(d). “Ascension Health Network” has the meaning given in Section 6.3(a). “Ascension Health Owned Materials” has the meaning given in Section 14.1(a). “Ascension Health Personnel” means the employees, agents, contractors or representatives of Ascension Health employed or contracted by Ascension Health or its Affiliates or Eligible Recipients as of the applicable Supplement Effective Date. “Ascension Health Privacy Policy” means Ascension Health’s privacy policy listed in Exhibit 8, Section 4. “Ascension Health Provided Equipment” has the meaning given in Section 6.5(e)(i). “Ascension Health Relationship Manager” has the meaning given in Section 10.1(a). “Ascension Health Rules” has the meaning given in Section 6.2(b). “Ascension Health Special Circumstance” means that the Ascension Health CFO has in good faith determined that a material negative impact to Ascension Health’s brand or operations has occurred or will occur as a result of the Services being provided pursuant to a Supplement. “Ascension Health Standards” has the meaning given in Section 9.5(a). “At Risk Reset” has the meaning given in Section 20.1(b)(ii). “Audit Period” has the meaning given in Section 9.10(a). “Authorized User(s)” means, individually and collectively, the employees, business units, contractors, subcontractors, customers, agents, representatives, and joint ventures of Ascension Health and the Eligible Recipients (other than Supplier and its Subcontractors) designated by Ascension Health or an Eligible Recipient to receive or use the Systems or Services provided by Supplier. “Average Wage Increase” has the meaning given in Exhibit 5, Section 6. “BAA” has the meaning given in Section 13.3(d). “Back” means those Dependent Services that are referred to as “Back End” in Exhibit 2-A. “Balance Sheet Aggregate Weighted Score” has the meaning given in Exhibit 4-B, Section 6(g). “Balance Sheet Incentive Payment” has the meaning given in Exhibit 4-B, Section 1.2. “Balance Sheet Metric” means those Operating Metrics described as “Balance Sheet” in the “Category” column of the table in Exhibit 4-B, Section 2.2. “Balance Sheet Performance Metric” has the meaning given in Exhibit 4-B, Section 3.1.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 5 “Bankruptcy Code” has the meaning given in Section 20.5(b). “Bankruptcy Rejection” has the meaning given in Section 20.5(b). “Base Case” means the financial base case consisting of the historical spend for the Services, functions and responsibilities that Supplier is assuming pursuant to a Supplement, including actual and planned expenditures for the [**] month period immediately preceding the applicable Supplement Effective Date. “Base Cost Factor” has the meaning given in Exhibit 4-A, Section 3.3(1). “Base Fee” has the meaning given in Exhibit 4-A, Section 1. “Baseline Cash” has the meaning given in Exhibit 4-A, Section 1.3(v). “Baseline Year” has the meaning given in Exhibit 4-A, Section 1.3(iii). “Benefit Plan” has the meaning given in Exhibit 13, Section 1.1. “Benefits Uplift” has the meaning given in Exhibit 13, Section 1.1. “Business Associate” has the meaning given in Annex 3. “Cardholder Data” means all data designated as “Cardholder Data” or “Sensitive Authentication Data” in PCI DSS. “Cash Collections” means, unless otherwise agreed by the Parties, the amounts adjudicated and posted against individual patient accounts as payments. Sources of payments typically include payments from third-party Payers and patients. Payments from patients include direct payments, cash collected through third-party collection agencies, legal collections, early out vendors and other contracted third-party service providers before deductions of fees for in-scope revenue cycle facilities. In the event that collections related to specific patient activity are not posted/adjudicated at the patient account level, these payments are also included as part of Cash Collections (e.g., lump-sum underpayment settlements or take- backs). For payers that have periodic interim payments, vouchered remittances will be considered cash. “CB Additional Expenses” has the meaning given in Exhibit 4-A, Section 2.2(iv). “CB Additional Service” has the meaning given in Exhibit 4-A, Section 2.2(ii). “CB Adjustment” has the meaning given in Exhibit 4-A, Section 2.2. “CB Discontinued Service” has the meaning given in Exhibit 4-A, Section 2.2(i). “CB Itemization Procedure” has the meaning given in Section 4.1(c). “CB Re-Assessment” has the meaning given in Exhibit 4-A, Section 2.2. “CB Removed Expense” has the meaning given in Exhibit 4-A, Section 2.2. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 6 “Change Control Procedures” has the meaning given in Section 9.6(a). “Charges” means the amounts set forth in a Supplement, including in Exhibit 4 to the MPSA, as charges for the Services under that Supplement, excluding Administered Expenses, Service Taxes and Ascension Health retained expenses. “Charity Care and Financial Assistance Policy” has the meaning given in Exhibit 8, Section 1. “Client” has the meaning given in Exhibit 2-B, Section 1. “Client Utilization Review” or “UR” means the committee that reviews utilization issues brought to it by the medical director, often approving or reviewing policy regarding coverage and specifically charged with making Code 44 decision. “Clinical Denials Team” has the meaning given in Exhibit 2-B, Section 1. “CMS” means Centers for Medicare & Medicaid Services. “COBRA” means the Consolidated Omnibus Budget Reconciliation Act. “Code 44” means the National Uniform Billing Committee Conditon Code relating to Inpatient admission changed to outpatient, which is for use on outpatient claims only, when the physician ordered inpatient services, but upon internal review performed before the claim was initially submitted, the hospital determined the services did not meet its inpatient criteria. “Commencement Date” means, for each Service, the date set forth in the applicable Supplement designated for the commencement of such Service or, if no such date is set forth in the applicable Supplement, the Supplement Effective Date, provided that, upon April 1, 2016, without limiting Exhibit 17, Section 1.2, the Commencement Date for Services for each Current Book Eligible Recipient shall be changed to April 1, 2016. “Commissioned Developed Materials” has the meaning given in Section 14.2(d). “Compensation Plan” has the meaning given in Exhibit 5, Section 4. “Compliance” and “Comply” means, with respect to Software, Equipment, Systems or other contract deliverables to be implemented, designed, developed, delivered, integrated, installed and/or tested by Supplier, compliance in all material respects with the Specifications. “Confidential Information” has the meaning given in Section 13.1(a). “Contract Changes” has the meaning given in Section 11.1(d). “Contract Employee Roster” has the meaning given in Exhibit 5, Section 1. “Contract Employees” has the meaning given in Exhibit 5, Section 2. “Contract Records” has the meaning given in Section 9.10(a). “Contract Year” means, for the first Contract Year, a period commencing on the first Commencement Date under the applicable Supplement and ending on June 30 of the next calendar year and, for each ensuing Contract Year, a twelve (12) month period commencing on July 1 and ending on June 30 (or, if

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 7 earlier, on the last day of the Term). If any Contract Year is less than twelve (12) months, the rights and obligations under this Agreement that are calculated on a Contract Year basis will be proportionately adjusted for such shorter period. “Contractor” has the meaning given in Annex 3. “Contractual Adjustments” means adjustments or write off of charges taken in accordance with third party payer contracts. “Control” and its derivatives means: (a) the legal, beneficial, or equitable ownership, directly or indirectly, of (i) at least fifty percent (50%) of the aggregate of all voting equity interests in an Entity or (ii) equity interests having the right to at least fifty percent (50%) of the profits of an Entity or, in the event of dissolution, to at least fifty percent (50%) of the assets of an Entity; (b) the right to appoint, directly or indirectly, a majority of the board of directors; (c) the right to control, directly or indirectly, the management or direction of the Entity by contract or corporate governance document; or (d) in the case of a partnership, the holding by an Entity (or one of its Affiliates) of the position of sole general partner. “Controls Audit” has the meaning given in Section 9.10(h)(i). “Corporate Compliance Program” means a program established by Supplier, Ascension Health or the applicable Eligible Recipients which has as its goal to ensure that such Entity complies with federal, state and local laws and regulations and is further described in Exhibit 11. “Cost Board” has the meaning given in Exhibit 4-A, Section 1.3(i). “Cost to Collect Factor” means the Additional Book Cost to Collect Factor or the Current Book Cost to Collect Factor, as applicable. “Cost to Collect Numerator” means the Additional Book Cost to Collect Numerator or the Current Book Cost to Collect Numerator, as applicable. “Covered Entity” or “Covered Entities” has the meaning given in Annex 3. “CPOE” means computerized physician order entry. “Credit AR” means negative balance open AR. “CRO” has the meaning given in Exhibit 11, Section 3.1. “Crowe” means Crowe Horwath, LLP. “Crowe RCA System” means, at any time, the database and financial decision support tool then deployed by Ascension Health for substantially all Eligible Recipients. “Current Book Cost to Collect Factor” has the meaning given in Exhibit 4-A, Section 2.1. “Current Book Cost to Collect Numerator” has the meaning given in Exhibit 4-A, Footnote No. 1. “Current Book Eligible Recipient” has the meaning given in Exhibit 17, Section 1.1. “Current Data Hosting Subcontractor” has the meaning given in Section 9.10(i).

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 8 “Data Security Program” has the meaning given in Section 10.1(c)(ii). “Data Subcontractor” means any Subcontractor that comes into direct contact with Ascension Health Data. “Data Supplier Vendor” means any Supplier Vendor that comes into direct contact with Ascension Health Data. “Debit AR” means positive balance open AR. “Deficient Service” has the meaning given in Section 4.4(a). “De-identified” has the meaning given in Section in Section 13.2(f). “Denials” means non-contractual adjustments or write off of charges taken in accordance with eligible participant policies and/or payer denials. “Dependent Services” means those Services that are specified as “Dependent Services” in Exhibit 2-A. “Derivative Work” means a work based on one or more preexisting works, including a condensation, transformation, translation, modification, expansion, or adaptation, that, if prepared without authorization of the owner of the copyright of such preexisting work, would constitute a copyright infringement under applicable Law, but excluding the preexisting work. “Detailed Transition Plan” has the meaning given in Section 4.2(b). “Developed Materials” means both Commissioned Developed Materials and General Developed Materials. “Development Tools” means all software programs and programming (and all modifications, replacements, Upgrades, enhancements, documentation, materials and media related thereto) that are used in the development, testing, deployment and maintenance of Applications to the extent a Party has financial or operational responsibility for such programs or programming under a Supplement. Development Tools shall include all such products in use or required to be used as of the Commencement Date, including those set forth in the applicable Supplement, those as to which the license, maintenance or support costs are included in the applicable Base Case, and those as to which Supplier received reasonable notice and/or access prior to the Commencement Date. Development Tools also shall include all such products selected and/or developed by or for Ascension Health or the other Eligible Recipients on or after the Commencement Date to the extent a Party has financial or operational responsibility for such programs or programming under a Supplement. “Directives” has the meaning given in Exhibit 11, Section 2.2. “Discretionary Transition Employee” has the meaning given in Exhibit 13, Section 1.1. “Disengagement Plan” has the meaning given in Section 20.7(b)(1). “Disengagement Services” means the termination/expiration assistance requested by Ascension Health to allow the Services to continue without interruption or adverse effect and to facilitate the orderly transfer of the Services to Ascension Health or its designee, as such assistance is further described in Section 20.7 and the applicable Supplements.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 9 “Divesting Approval” means that both of the following have occurred: (i) an applicable sale or divestiture has received formal local board approval (whether from Ascension Health or the applicable Additional Book Eligible Recipient) and Ascension Health or the applicable Additional Book Eligible Recipient has a bona fide intent to consummate such sale or divestiture and (ii) Ascension Health has provided written notice of its support of such sale or divestiture to Supplier. “Divestiture Election Notice” has the meaning given in Section 4.6(b). “Divestiture Termination Charges” has the meaning given in Section 4.6(b)(ii). “Earnback” has the meaning given in Exhibit 3, Section 7.5. “Effective Date” has the meaning given in the preamble to the MPSA. “Eligible Recipients” means, collectively, the following: (a) Ascension Health or Ascension Health Care Network; (b) any Entity that is an Affiliate of Ascension Health or Ascension Health Care Network on the Supplement Effective Date, or thereafter becomes an Affiliate of Ascension Health; (c) any Entity that purchases after the Supplement Effective Date from Ascension Health or any Affiliate of Ascension Health, all or substantially all of the assets of Ascension Health or such Affiliate, or of any division, marketing unit or business unit thereof, provided that such Entity agrees in writing to be bound by the terms and conditions of this Agreement; (d) any Entity that after the Supplement Effective Date is created using assets of Ascension Health or any Affiliate of Ascension Health, provided that such Entity agrees in writing to be bound by the terms and conditions of this Agreement; (e) any Entity into which Ascension Health or any Affiliate of Ascension Health merges or consolidates, provided that such Entity has assumed Ascension Health’s obligations under this Agreement, and provided further that such Entity agrees in writing to be bound by the terms and conditions of this Agreement; (f) any Entity which merges into or consolidates with Ascension Health or any Affiliate of Ascension Health; (g) any Entity, including any corporation, joint venture, partnership or manufacturing or retail facility, in which on or after the Supplement Effective Date, Ascension Health or any Affiliate of Ascension Health has an ownership interest and as to which Ascension Health or such Affiliate has management or operational responsibility; (h) any person or Entity engaged in the provision of products or services to Ascension Health or another Eligible Recipient identified in clauses (a) through (g) (e.g., contract personnel working at a Ascension Health site), but only in connection with the provision of such products or services to Ascension Health or such other Eligible Recipient; (i) any customer of an Eligible Recipient identified in clauses (a) through (g) above, or an Entity to which such an Eligible Recipient is a subcontractor, but only in connection with the provision of products or services (other than the Services provided hereunder) by such Eligible Recipient to such customer; and

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 10 (j) other entities to which the Parties agree. “Eligible Recipient Relationship Manager” has the meaning given in Section 10.1(b). “Eligible Recipient Unit” means a hospital or similar healthcare facility. “Employment Effective Date” has the meaning given in Exhibit 13, Section 1.1. “EMR” means Electronic Medical Records. “Enrollment Form” means a form which is included in the RC Tools ASP Agreement. “Entity” means a corporation, partnership, joint venture, trust, limited liability company, limited liability partnership, association or other organization or entity. “Equipment” means all computing, networking and communications equipment procured, provided, operated, supported, or used by an Eligible Recipient, Supplier or an Authorized User in connection with the Services, including (i) mainframe, midrange, server and distributed computing equipment and associated attachments, features, accessories, peripheral devices, and cabling, (ii) personal computers, laptop computers, terminals, workstations and personal data devices and associated attachments, features, accessories, printers, multi-functional printers, peripheral or network devices, and cabling, and (iii) voice, data, video and wireless telecommunications and network and monitoring equipment and associated attachments, features, accessories, peripheral devices, cell phones and cabling. “Equipment Leases” means all leasing arrangements whereby Ascension Health, another Eligible Recipient or a Third Party Contractor leases Equipment as of the Commencement Date which will be used by Supplier (or Subcontractors or Affiliates of Supplier) in connection with the provision of the Services after such Commencement Date. Equipment Leases include those leases identified in the applicable Supplement, those leases as to which the lease, maintenance and support costs are included in the applicable Base Case and all other leases as to which Supplier received notice and/or access prior to the Supplement Effective Date. “Ethical and Religious Directives” means the Ethical and Religious Directives for Catholic Health Care Services, as promulgated by the United States Conference of Catholic Bishops, Washington, D.C., of the Roman Catholic Church or its successor located at http://www.usccb.org/issues-and-action/human-life- and-dignity/health-care/upload/Ethical-Religious-Directives-Catholic-Health-Care-Services-fifth-edition- 2009.pdf. “Existing Supplements” has the meaning given in Section 1.1(b). “Explanation of Benefits” or “EOB” means a statement sent by a health insurance company or government payor explaining what medical treatments and/or services were paid. The EOB is commonly attached to a check or statement of electronic payment. “Facility” has the meaning given in Exhibit 4-B, Section 1.2. “Federal Health Care Program” means “Federal Health Care Program” as defined in 42 C.F.R. §1001.2. “Financial Clearance” has the meaning given in Exhibit 3, Section 3.2.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 11 “First SLA Effective Period” has the meaning given in Exhibit 3, Section 2.5. “Force Majeure Event” has the meaning given in Section 9.14(a). “FPR” has the meaning given in Exhibit 9, Section 3. “Front” means those Dependent Services that are referred to as “Front End” in Exhibit 2-A. “FSC” has the meaning given in Exhibit 9, Section 3. “GAAP” means generally accepted accounting principles, consistently applied. “General Developed Materials” has the meaning given in Section 14.2(a). “Governance Plan” has the meaning given in Exhibit 6, Section 1. “GPSR” means Gross Patient Service Revenue for Supplier In-Scope Operations; GPSR should be calculated by post-date (the date charges posted on the patient account) such as in a given month, the GPSR is equal to the charges posted on patient accounts during the same month. “Health Information Management” or “HIM” is the practice of acquiring, analyzing, and protecting digital and traditional medical information vital to providing quality patient care, typically HIM functions include medical transcription, medical coding, and medical records management and retention. “Health Ministries” has the meaning given in Annex 3. “Healthcare Laws” means all applicable Laws of any governmental authority relating to healthcare regulatory matters, including (i) 42 U.S.C. § 1320a-7, 7a, and 7b, which are commonly referred to as the “Federal Fraud Statutes,” and any analogous anti-kickback law of any state; (ii) 42 U.S.C. § 1395nn, which is commonly referred to as the “Stark Statute”; (iii) 31 U.S.C. § 3729-3733, which is commonly referred to as the “Federal False Claims Act”; (iv) 42 U.S.C. §§ 1320d through 1320d-8 and 42 C.F.R. §§ 160, 162 and 164, which are commonly referred to as the “Health Insurance Portability and Accountability Act of 1996” or “HIPAA” and Title XIII of the American Recovery and Reinvestment Act of 2009, Pub. L. No. 111-5(2009), commonly referred to as the “HITECH Act”; (v) 18 U.S.C. § 1347 (Health Care Fraud); (vi) any state law regulating the interactions with healthcare professionals and reporting thereof; (vii) the Medicare Act, 42 U.S.C. § 1395 et seq., the Medicaid Act, 42 U.S.C. § 1396 et seq., TRICARE (f/k/a CHAMPUS) and such other government programs and commercial payors; (viii) or any other federal, state or local Law that regulates false statements or claims, kickbacks, patient or program charges, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, privacy, security, licensure, billing or accreditation. “High Risk” shall have the meaning as defined by each individual affiliate in their Crowe RCA System. High Risk should be defined consistently in periods before and after the contract start date. “HIPAA” has the meaning given in Exhibit 11, Section 1.3(c). “Historical Performance” has the meaning given in Exhibit 4-B, Section 8.1.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 12 “HITECH” means the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009) and regulations thereunder, as the same may be amended from time to time. “I&I Factor” has the meaning given in Exhibit 4-A, Section 3.3(2). “ICD-10” means the International Statistical Classification of Diseases and Related Health Problems, 10th Revision. “Illicit Code” has the meaning given in Section 9.9(b). “Implementation Fee” has the meaning given in Exhibit 4-A, Section 5. “Incentive Payment” means the Balance Sheet Incentive Payment and Income Statement Incentive Payment. “Income Statement Aggregate Weighted Score” has the meaning given in Exhibit 4-B, Section 6(h). “Income Statement Incentive Payment” has the meaning given in Exhibit 4-B, Section 1.2. “Income Statement Metrics” means those Operating Metrics described as “Income Statement” in the “Category” column of the table in Exhibit 4-B, Section 2.2. “Income Statement Performance Metric” has the meaning given in Exhibit 4-B, Section 3.1. “Inpatient and Observation Status” means two different possible status of a number of status categories that a patient may be placed in for billing purposes. Observation or inpatient status is based on the patient's severity of illness and the intensity of service provided. “Inpatient” means a patient who is admitted to a hospital or clinic for treatment with an inpatient status. “In-Scope Employees” has the meaning given in Exhibit 4-A, Section 8.1(i). “In-Scope Operations” means the departments and areas of operation at an Eligible Recipient for which Supplier will provide the Services. “In-Scope Percentage” has the meaning given in Exhibit 4-A, Section 8.1(i). “In-Scope Vendors” has the meaning given in Exhibit 4-A, Section 8.2(i). “Income Taxes” means any tax on or measured by the net income of a Party (including taxes on capital or net worth that are imposed as an alternative to a tax based on net or gross income), or taxes which are of the nature of excess profits tax, minimum tax on tax preferences, alternative minimum tax, accumulated earnings tax, personal holding company tax, capital gains tax or franchise tax for the privilege of doing business. “Initial Additional Book Cost to Collect Factor” has the meaning given in Exhibit 4-A, Section 3.2. “Initial Adjustment Factor” has the meaning given in Exhibit 4-A, Section 3.5(i). “Initial Base Cost Factors” has the meaning given in Exhibit 4-A, Section 3.3(1).

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 13 “Initial Current Book Cost to Collect Factor” has the meaning given in Exhibit 4-A, Section 2.1. “Initial I&I Factors” has the meaning given in Exhibit 4-A, Section 3.3(2). “Insolvent Party” has the meaning given in Section 20.4. “Insurance Activity” has the meaning given in Exhibit 4-B, Appendix A. “Insurance Payments” means payments made by a third party payer. “Insured Patient Cash” means cash collected from the patient on accounts with insurance coverage. “Interim Service Period” has the meaning given in Section 4.6(b)(i). “IRS” has the meaning given in Exhibit 8, Section 1. “Issuers” has the meaning given in Section 13.2(e). “IT Host System Vendor” has the meaning given in Exhibit 4-A, Section 8.2(i). “Joint Review Board” or “JRB” has the meaning given in Exhibit 6, Section 4. “Key Supplier Personnel” has the meaning given in Section 8.2(a)(i). “Labor Shortfall” has the meaning given in Exhibit 4-A, Section 3.4. “Laws” means all federal, state, provincial, regional, territorial and local laws, statutes, regulations, rules, executive orders, supervisory requirements, directives, circulars, opinions, interpretive letters and official releases of or by any government, or any authority, department or agency thereof or self regulatory organization (“SRO”), including Privacy Laws. The definition of Laws shall include Privacy Laws and Healthcare Laws. For purposes of this Agreement, Laws shall also include all generally accepted accounting principles (“GAAP”), as such principles may be modified during the Term by the Public Company Accounting Oversight Board or other applicable authorities. “Link” has the meaning given in Section 21.10. “Losses” means all losses, liabilities, damages (including punitive and exemplary damages), fines, penalties, interest and claims (including taxes), and all related costs and expenses (including reasonable legal fees and disbursements and costs of investigation, litigation, experts, settlement, judgment, interest and penalties). Losses shall not include refunds, take-backs, unpaid claims or other similar forms of losses which relate to the payment made to Supplier for Services which it provides to patients. “Lower Bound” has the meaning given in Exhibit 4-B, Section 6(b). “Major Release” means a new version of Software that includes changes to the architecture and/or adds new features and functionality in addition to the original functional characteristics of the preceding software release. These releases are usually identified by full integer changes in the numbering, such as from “7.0” to “8.0,” but may be identified by the industry as a major release without the accompanying integer change. “Malicious Code” means (i) any code, program, or sub-program whose knowing or intended purpose is to damage or maliciously interfere with the operation of the computer system containing the code,

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 14 program or sub-program, or to halt, disable or maliciously interfere with the operation of the Software, code, program, or sub-program, itself, or (ii) any device, method, or token that permits any person to circumvent the normal security of the Software or the system containing the code. “Managed Third Party” has the meaning given in Section 6.6(b)(ii). “Managed Third Party Agreement” has the meaning given in Section 6.6(b)(ii). “Management Employee” has the meaning given in Exhibit 4-A, Section 8.1(i). “Management Tools” means all software products and tools (and all modifications, replacements, Upgrades, enhancements, documentation, materials and media related thereto) that are used by Supplier to deliver and manage the Services. Management Tools shall include all such products or tools in use as of the Supplement Effective Date, including those (i) that are listed in a Supplement, (ii) for which the license, maintenance or support costs are included in the applicable Base Case, or (iii) as to which Supplier otherwise received notice and/or access prior to the Supplement Effective Date. Management Tools also shall include all such software products and tools selected and/or developed on or after the Effective Date to the extent a Party has financial or operational responsibility for such programs or programming under the applicable Supplement. “Mandatory Transition Employee” has the meaning given in Exhibit 13, Section 1.1. “Master Professional Services Agreement” or “MPSA” has the meaning given in Section 1.1(a). “Material Deficiency” means a material breach by Supplier with respect to a Dependent Service that Supplier has been unable to cure in accordance with the requirements of the MPSA. “Materials” means, collectively, Software, literary works, other works of authorship, documented specifications, designs, analyses, processes, methodologies, concepts, inventions, know-how, programs, program listings, programming tools, documentation, reports, drawings, databases, spreadsheets, machine-readable text and files financial models and work product, whether tangible or intangible. “Measurement Period” means any Ascension Health fiscal quarter during the Performance Period. “Measurement Window” has the meaning given in Exhibit 3, Section 1. “Medicaid Pending” means accounts which are still pending approval of coverage from Medicaid. “Medical Executive Committee” means the Eligible Recipient committee responsible for conveying accurately the views of the medical staff on all issues, including those issues relating to quality and safety. “Metropolitan Region” means, collectively, a substantially populated urban core and its surrounding towns, cities, territories, and other areas generally considered to share infrastructure, industry, or housing with such urban core. For illustrative purposes only, Southfield, Michigan and Dearborn, Michigan shall be considered to be within the same Metropolitan Region (i.e., the Detroit Metropolitan Region). “Middle” means those Dependent Services that are referred to as “Middle” in Exhibit 2-A. “Military Leave” has the meaning given in Exhibit 13, Section 1.1. “National Employee” has the meaning given in Exhibit 4-A, Section 8.1(i).

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 15 “Net/Net Revenue” has the meaning given in Exhibit 4-B, Appendix A. “Net Patient Service Revenue” or “NPSR” means, unless otherwise agreed by the Parties, the estimated realizable amounts from patients, third-party payers, and others for services provided excluding bad debt expense and includes estimated retroactive adjustments under reimbursement agreements with third-party payers. “New ABM” has the meaning given in Section 4.5(c)(ii). “New Advances” has the meaning given in Section 9.12(d). “New Service Facility” has the meaning given in Section 6.1(a)(iii). “New Service Levels” has the meaning given in Exhibit 3, Section 1. “New Services” means new services or significant changes to existing Services requested by Ascension Health, (i) that impose materially different obligations on Supplier, (ii) that require materially different levels of effort, resources or expense from Supplier, and (iii) for which there is no current resource baseline or charging methodology. “New SLA Measurement Commencement Date” has the meaning given in Exhibit 3, Section 2.1. “New SLA Measurement Period” has the meaning given in Exhibit 3, Section 2.1. “Non-Data Supplier Vendor” means any Supplier Vendor that is not a Data Supplier Vendor. “Notice of Election” has the meaning given in Section 17.5(a). “NPR” has the meaning given in Exhibit 17, Section 4.2(a). “Observation Status” has the meaning given by the CMS. “Official” has the meaning given in Section 15.7(h). “Old Service Levels” has the meaning given in Exhibit 3, Section 1. “On-Leave Mandatory Transition Employee” has the meaning given in Exhibit 13, Section 2.3(e). “On-Leave Offer Period” has the meaning given in Exhibit 13, Section 2.3(e). “Operating Metric Scorecard” means a balanced scorecard which will use the metrics described in Exhibit 4-B to measure revenue cycle operating performance. The Operating Metric Scorecard will be based on data and reports from the Crowe RCA System. “Operating Metrics” has the meaning given in Exhibit 4-B, Section 2.2. “Operational Denials” means denials which are associated with revenue cycle activities for In-Scope Operations for Supplier. “Operations Oversight Committee” or “OOC” has the meaning given in Exhibit 6, Section 5. “Original Assessment” has the meaning given in Exhibit 4-A, Section 1.3(iv).

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 16 “Original Effective Date” has the meaning given in the recitals. “Out-of-Pocket Expenses” means reasonable and actual out-of-pocket expenses due and payable to a third party by Supplier that are approved in advance by Ascension Health and for which Supplier is entitled to be reimbursed by Ascension Health under this Agreement. Out-of-Pocket Expenses shall not include Supplier’s overhead costs (or allocations thereof), general and/or administrative expenses or other mark-ups and shall be net of all rebates and allowances. “Outpatient” means patients who present for service to an Eligible Recipient who are not admitted as an Inpatient. “Partially Related Vendor” has the meaning given in Exhibit 4-A, Section 8.2(i). “Party” and “Parties” has the meaning given in the recitals. “PAS Business” has the meaning given in Exhibit 17, Section 3.1. “PAS Governance Board” means the governance board which will have the responsibilities described in Exhibit 17, Section 3 and which, as of the Effective Date, will include Kari Clark, Janet Montgomery, Michelle Thompson, Dr. Pamela Mulshine, Logan Johnston and Dr. Aaron Cessna. “Payer” means an organization other than the patient or healthcare provider involved in the financing of personal health services. “PCI DSS” has the meaning given in Section 13.2(e). “Pepper Report” means Program for Evaluating Payment Patterns Electronic Report (as used in Exhibit 2-B, Section 1). “Performance Period” means the time period commencing as of the applicable Supplement Effective Date for the duration of the applicable Supplement. “Performance Score” has the meaning given in Exhibit 4-B, Section 6(c). “Performance Target” has the meaning given in Exhibit 4-B, Section 6(d). “Permitted Auditors” has the meaning given in Section 9.10(b). “Personal Data” means that portion of Ascension Health Data that is subject to any Privacy Laws. “PHI” has the meaning given in Annex 3. “Phase 1 Period” has the meaning given in Exhibit 17, Section 4.2(a). “Phase 2 Period” has the meaning given in Exhibit 17, Section 4.3(a). “Physician Advisory Services” or “PAS” means those Services that are specified in Exhibit 2-B. “Policy and Procedures Manual” means the Policy & Procedures Manual to be prepared in accordance with Section 9.1. “Portal” has the meaning given in Exhibit 2-B, Section 1.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 17 “Pre-Transition Audit” has the meaning given in Exhibit 17, Section 4.1. “Privacy Laws” means Laws that relate to the confidentiality, security and protection of personally- identifiable information, customer information, electronic data privacy, trans-border data flow or data protection. “Prior MPSA” has the meaning given in the recitals. “Prior Period” has the meaning given in Section 3.3. “Programs” has the meaning given in Exhibit 11, Section 2.1. “Project” means a discrete unit of work that and (i) is not an inherent, necessary or customary part of the day-to-day (i.e., regular, not daily) Services, (ii) is not required to be performed by Supplier to meet the existing Service Levels (other than Service Levels related to Project performance), (iii) is not otherwise part of the Services to be provided within the Charges, as provided in a Supplement, and (iv) requires more than a minimum number of hours of effort (excluding hours for Project management of the work) if so specified in a Supplement. “Projected Tranche End Date” has the meaning given in Exhibit 4-A, Section 3.1. “Quality Assurance” means the actions, planned and performed, to provide confidence that all business processes, Systems, Equipment, Software and components that influence the quality of the Services are working as expected, both individually and collectively. “Quarter 1,” “Quarter 2,” Quarter 3,” etc., as used in Exhibit 4-A, has the meaning given in Exhibit 4-A, Section 3.2. “Quarterly BS Performance Target” has the meaning given in Exhibit 4-B, Section 3.1. “Quarterly I&I Amount” has the meaning given in Exhibit 4-B, Section 2.5. “Quarterly Phase-In %” has the meaning given in Exhibit 4-B, Section 2.5. “RC Tools” or “Revenue Cycle Tools” means AHtoAccess, AHtoCharge, YBFU (Yield Based Follow Up), AHtoContract, AHtoRemit, and AHtoAnalytics and all functionality supported in the various tabs, forms, extensions and reports associated with these tools. “RC Tools ASP Agreement” means agreement found in Annex 4 to the MPSA, as amended by the Parties from time to time. “RCA” means Revenue Cycle Analytics. “Readmission” means any readmission of the same patient within a 30 day period. “Re-Assessment Deficit” has the meaning given in Exhibit 4-A, Section 3.5. “Re-Assessment Surplus” has the meaning given in Exhibit 4-A, Section 3.5. “Recommendation” has the meaning given in Exhibit 2-B, Section 1.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 18 “Reconsideration” means second level of the appeals process for a Medicare claim where a provider does not agree with the first claim decision. “Recoverable Taxes” means any tax on goods or services where the payer of the tax is able to claim a credit for that tax from a tax authority, and includes goods and services taxes, harmonized sales taxes, value added taxes and other similar taxes. “Recovery Audit Contractor” or “RAC” has the meaning given in Exhibit 2-B, Section 1. “Redetermination” means first level of the appeals process for a Medicare claim where a provider does not agree with the initial claim decision by Medicare. “Reference Date” has the meaning given in Section 18.2(c)(ix). “Remittance Advice” or “RA” means a document supplied by a health insurance company or government payer that provides notice of and explains reasons for payment, adjustment, denial and/or uncovered charges of a medical claim. “Reports” has the meaning given in Section 9.2(a). “Required Consents” means the consents (if any) required to be obtained: (i) to assign or transfer to Supplier, or obtain for Supplier the right to use and/or access, any Ascension Health licensed Third Party Software, Third Party Contracts or Equipment Leases; (ii) to grant Supplier the right to use and/or access the Ascension Health licensed Third Party Software in connection with providing the Services; (iii) to grant Ascension Health and the Eligible Recipients the right during the Term, the applicable Supplement Term and any Disengagement Services period to use and/or access the Supplier Owned Software, Third Party Software and Equipment acquired, operated, supported or used by Supplier in connection with providing the Services; (iv) to assign or transfer to Ascension Health, the Eligible Recipients or their designee any Developed Materials, Supplier Owned Software, Third Party Software, Third Party Contracts, Equipment Leases or other rights following the Term or the applicable Supplement Term to the extent provided in this Agreement; and (v) all other consents required from third parties in connection with Supplier’s provision of the Services or performance of its obligations hereunder. “Required Divestiture Election Notice Period” has the meaning given in Section 4.6(b). “Required Equipment” has the meaning given in Section 10.1(c)(ii). “Resources” has the meaning given in Section 4.1(c). “Replacement Period” has the meaning given in Section 18.2(c)(ix)(3). “Restricted Subcontractor” shall mean any Subcontractors that: (i) provide services or Resources that relate to: (A) Eligible Recipient banking relationships; (B) software used by Eligible Recipients for scheduling, electronic medical records, patient accounting, and the delivery of patient care; (C) payors; (D) real estate owned or leased by Eligible Recipients; or (E) products or services provided to multiple areas within Eligible Recipients with the majority of the products or services associated with areas outside of the revenue cycle; or (ii) are Data Subcontractors. “Retained Expenses” has the meaning given in Exhibit 4-A, Section 3.4.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 19 “Retained Systems and Business Processes” means those Systems and business processes of Ascension Health or an Eligible Recipient for which Supplier has not assumed responsibility under this Agreement (including those provided, managed, operated, supported and/or used on their behalf by Third Party Contractors). “Root Cause Analysis” has the meaning given in Exhibit 3, Section 1. “Roster” has the meaning given in Exhibit 5, Section 1. “Revenue Cycle Operations” means the departments and areas of operations identified in Exhibit 2-A for which Supplier takes responsibility. “Reviewing” has the meaning given in Section 11.6(a). “SEC” has the meaning given in Section 13.1(b)(v). “Security Incident” has the meaning given in Section 13.2(b)(iv). “Self Pay” means uninsured patients. “Self Pay Discounts” means discounts taken on Self Pay accounts in accordance with Eligible Recipient policies. “Service Category” has the meaning given in Exhibit 4. “Service Level(s)” has the meaning given in Section 7.1. “Service Level Credit” has the meaning given in Exhibit 3, Section 7.1. “Service Level Default” has the meaning given in Exhibit 3, Section 1. “Service Level Effective Date” has the meaning given in Exhibit 3, Section 1. “Service Taxes” means all sales, use, excise, and other similar taxes that are assessed against either Party on the provision of the Services as a whole, or on any particular Service received by Ascension Health or the Eligible Recipients from Supplier, excluding Recoverable Taxes and Income Taxes. “Services” has the meaning given in Section 4.1(a). “Shared Service Centers” means the Supplier Facilities where Supplier Personnel perform revenue cycle activities for one or more Supplier clients and one or more Eligible Recipients, and data centers where data is stored on behalf of one or more Eligible Recipients. “Shared Services” means those Services that are provided to an Eligible Recipient and are performed by Supplier Personnel out of a Shared Service Center. “SIPG” means System Insurance Provider Group as defined by Ascension Health in the Crowe RCA System. “Site Lead” means the Key Supplier Personnel who is identified in the applicable Supplement as the “Site Lead” and whose responsibilities are further described in Section 9.7.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 20 “SOC 2 Audit Obligation” has the meaning given in Section 9.10(i). “Socially Just Wage and Benefits Policy” has the meaning given in Exhibit 13, Section 2.3(b). “Software” means all software programs and programming for which a Party is financially or operationally responsible under the applicable Supplement (and all modifications, replacements, Upgrades, enhancements, documentation, materials and media related thereto), including Applications, Development Tools, Management Tools, and Systems Software, unless a more specific reference is required by the context. “Specially Designated Nationals List” has the meaning given in Section 8.5(e). “Specifications” means, with respect to Software, Equipment, Systems or other contract deliverables to be designed, developed, maintained, modified, enhanced, delivered, integrated, installed and/or tested by Supplier, the technical, design and/or functional specifications set forth in this Agreement including the applicable Supplement, in third party vendor standard documentation, in a New Services or Project description requested and/or approved by Ascension Health or otherwise agreed upon in writing by the Parties. “SRO” means a self-regulatory organization. “SSAE” has the meaning given in Section 9.10(h)(i). “Standards of Conduct” means the standards, policies and rules established by Ascension Health and identified as the “Standards of Conduct” that are set forth in Exhibit 8, Section 4. “Strategic Plan” means the plans periodically developed by Ascension Health that set forth Ascension Health’ key business objectives and requirements and outline its strategies for achieving such objectives and requirements. Ascension Health may revise the Strategic Plan from time to time. The Strategic Plan is likely to include both annual and multi-year strategies, objectives and requirements. “Subcontractors” means subcontractors (of any tier) of Supplier, including Affiliates of Supplier. “Subject ABMs” has the meaning given in Exhibit 4-A, Section 3.5. “Subject Tranche” has the meaning given in Exhibit 4-A, Section 3.5. “Supplement” has the meaning given in Section 1.1(b). “Supplement Effective Date” means, with respect to an individual Supplement, the meaning given in the preamble to such Supplement. “Supplement Term” has the meaning given in Section 3.2. “Supplemental Services” has the meaning given in Section 4.4(a). “Supplier” has the meaning given in the preamble of the MPSA. “Supplier-Payable Amounts” has the meaning given in Section 3.3(c). “Supplier Executive Sponsor” has the meaning given in Section 8.3.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 21 “Supplier Facilities” means, individually and collectively, the facilities owned, leased or used by Supplier or its Affiliates from which Services may be provided or performed (other than Ascension Health Facilities) in accordance with Section 6.1. Supplier Facilities are listed on Exhibit 7 and the applicable Supplements. “Supplier Laws” has the meaning given in Section 15.7(d). “Supplier Owned Materials” has the meaning given in Section 14.3(a). “Supplier Owned Software” means any Software owned by Supplier or its Affiliates and used to provide the Services. “Supplier Personnel” means those employees, representatives, contractors, subcontractors and agents of Supplier, Subcontractors and Supplier Affiliates who perform any Services under this Agreement or a Supplement. Supplier Personnel shall include Transitioned Employees, if applicable. “Supplier Vendor” means any Subcontractor or any other party to a Third Party Contract. “Supplier Vendor Issues” has the meaning given in Section 20.9. “Supplier Vendor Obligation” has the meaning given in Section 20.9. “Supplier Vendor Transition Period” has the meaning given in Section 20.9. “Surviving Provisions” has the meaning given in Section 3.3. “System” means an interconnected grouping of manual or electronic processes, including Equipment, Software and associated attachments, features, accessories, peripherals and cabling, and all additions, modifications, substitutions, Upgrades or enhancements to such System, to the extent a Party has financial or operational responsibility for such System or System components under the applicable Supplement. System shall include all Systems in use as of the Supplement Effective Date, all additions, modifications, substitutions, Upgrades or enhancements to such Systems and all Systems installed or developed by or for Ascension Health or Supplier following the Supplement Effective Date. “Systems Software” means all software programs and programming (and all modifications, replacements, Upgrades, enhancements, documentation, materials and media related thereto) that perform tasks basic to the functioning of the Equipment and are required to operate the Applications Software or otherwise support the provision of Services by Supplier, including operating systems, systems utilities, data security software, compilers, performance monitoring and testing tools and database managers, to the extent a Party has financial or operational responsibility for such programs or programming under the applicable Supplement. Systems Software shall include all such programs or programming in use as of the Supplement Effective Date, including those (i) that are set listed in such Supplement, (ii) for which the license, maintenance or support costs are included in the applicable Base Case, or (iii) as to which Supplier otherwise received notice and/or access prior to the Supplement Effective Date. Systems Software also shall include all such programs or programming developed and/or introduced after the Supplement Effective Date to the extent a Party has financial or operational responsibility for such programs or programming under the applicable Supplement. “Technology and Business Process Evolution” means any improvement, upgrade, addition, modification, replacement, or enhancement to the standards, policies, practices, processes, procedures, methods, controls, scripts, product information, technologies, architectures, standards, Applications,

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 22 Equipment, Software, Systems, tools, products, transport systems, interfaces and personnel skills associated with the performance of the in-scope business process products and services in line with the accepted practices of first tier providers of such products and services, as determined by Ascension Health. Supplier’s obligations with respect to Technology and Business Process Evolution apply not only to the Services performed by Supplier, but also to its support of the finance, accounting, customer service and related business processes and functions performed by or for Ascension Health and the Eligible Recipients. Technology and Business Process Evolution includes: (i) higher capacity, further scaling and commercializing of business processes, more efficient and scalable business processes, new versions and types of applications and systems/network software, new business or IT processes, and new types of hardware and communications equipment that will enable Supplier to perform the Services more efficiently and effectively as well as enable Ascension Health and the Eligible Recipients to meet and support their business requirements and strategies and (ii) any change to the Equipment, Software or methodologies used to provide the Services that is necessary to bring that function, Equipment or Software or those methodologies into line with the Ascension Health Standards and/or current industry standards. “Technology and Business Process Plan” has the meaning given in Section 9.5(c). “Term” has the meaning given in Section 3.1. “Terminal Value” has the meaning given in Exhibit 4-A, Section 3.2. “Termination Transition Date” means the date specified in each Supplement as the “Termination Transition Date.” “Third Party Contractor” has the meaning given in Section 4.5(a). “Third Party Contracts” means all agreements between third parties and an Eligible Recipient or between third parties and Supplier (or Subcontractors or Affiliates of Supplier) that have been or will be used in connection with the provision of the Services, including Equipment Leases and Software licenses. “Third Party Materials” means intellectual property or other Materials that are owned by third parties and provided under license to Supplier (or Supplier Affiliates or Subcontractors) or an Eligible Recipient and that have been or will be used or required to be used in connection with the provision of, or receipt of us of, the Services. Third Party Materials include Materials owned by Subcontractors and used in the performance of the Services. “Third-Party Reviewer” has the meaning given in Section 11.6(a). “Third Party Software” means all Software products (and all modifications, replacements, Upgrades, enhancements, documentation, materials and media related thereto) that are provided under a Third Party Contract (e.g., a license or lease) to Supplier (or Supplier Affiliates or Subcontractors) or an Eligible Recipient and that have been or will be used or required to be used in connection with the provision of, or receipt of us of, the Services. Third Party Software shall include all such programs or programming in use as of the Supplement Effective Date, including those (i) that are identified as such in such Supplement, (ii) for which the acquisition, license, maintenance or support costs are included in the applicable Base Case, or (iii) as to which Supplier received notice and/or access prior to the Supplement Effective Date. Third Party Software also shall include all such programs or programming licensed and/or leased after the Supplement Effective Date.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 1 Page 23 “Three-Month Rolling Average Cash Collections” has the meaning given in Exhibit 4-A, Section 1.3(ii). “Total Charges” means total charges posted on a patient account. “Tranche” has the meaning given in Exhibit 4-A, Section 3.1. “Tranche End Date” has the meaning given in Exhibit 4-A, Section 3.3(3). “Tranche One” has the meaning given in Exhibit 4-A, Section 3.1. “Tranche Three” has the meaning given in Exhibit 4-A, Section 3.1. “Tranche Two” has the meaning given in Exhibit 4-A, Section 3.1. “Transition Milestone” has the meaning given in Section 4.2(b). “Transition Period” means the period that commences on the Supplement Effective Date and expires 12:00:01 a.m., Eastern Time, on the date specified for the completion of the Transition Services as specified in the Transition Plan, unless expressly extended in writing by Ascension Health. “Transition Plan” has the meaning given in Section 4.2(a). “Transition Principles” means, collectively, Sections 1 and 2 of Exhibit 15. “Transition Services” has the meaning given in Section 4.2(a). “Transitioned Employee” has the meaning given in Exhibit 13, Section 1.1. “United States Department of Commerce Safe Harbor Principles” means the safe harbor principles issued by the United States Department of Commerce. “Unused Service” has the meaning given in Exhibit 4-A, Section 2.3. “Upgrade” and its derivatives means updates, renovations, enhancements, additions and/or new versions or releases of Software or Equipment by Supplier. Unless otherwise agreed, financial responsibility for the costs, fees and expenses associated with an Upgrade of Software or Equipment shall be allocated between the Parties in accordance with the MPSA or as set forth in the applicable Supplement. “Upper Bound” has the meaning given in Exhibit 4-B, Section 6(f). “Vendor Service” has the meaning given in Exhibit 4-A, Section 8.2(i). “Weighted Score” has the meaning given in Exhibit 4-B, Section 6(e). “Welfare Plans” has the meaning given in Exhibit 13, Section 2.5(b). “Workaround Period” has the meaning given in Section 20.3(d). “Work Order(s)” has the meaning given in Section 1.1(b).

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 2-A DEPENDENT SERVICES

Exhibit 2-A Dependent Services The Dependent Services described below are being undertaken for the purposes of optimizing the Revenue Cycle Operations process to maximize compliant collections from the amounts billable as a result of operations of the Eligible Recipient. None of the Dependent Services described below are being undertaken to manage medical decisions or business operations of any Eligible Recipient, nor are any of the Services intended to increase the volume of operations of the Eligible Recipient. 1. Dependent Services. In accordance with Section 4.1 of the MPSA, Supplier shall provide the following Dependent Services. a. Functional Areas. The Dependent Services shall include the following functional areas: i. FRONT END - Provide leadership, management oversight, staffing and technical expertise of:  Scheduling (including inpatient, outpatient, and diagnostics) – In accordance with Ascension Health Standards and each individual hospital’s technical systems, policies, and practices ensure that critical information and all core set of data elements are obtained from either the patient or the referring physician practice to enable successful subsequent front end processes. To aid scheduling processes, provide patient in advance with instructions based on the scheduled medical procedure, manage physician orders as directed by such physician for scheduled medical procedures, manage Ascension Health medical procedure facility schedule as directed, and provide follow up or reminders of scheduled visits.  On-Site Process of Pre-Registration – As a result of a scheduled service or a last minute add-on to the next day or current day’s schedule, gather as much demographic, clinical, and financial information from the patient or a prior visit as possible to allow (as a minimum) verification of current insurance and potential need for an authorization. If time or situation permits, complete entire registration prior to patient arriving at the hospital.  Off-Site Process of Pre-Registration – As a result of a scheduled service or a last minute add-on to the next day or current day’s schedule, gather as much demographic, clinical, and financial information from the patient or a prior visit as possible to allow (as a minimum) verification of current insurance and potential need for an authorization. If time or situation permits, complete entire registration prior to patient arriving at the hospital.  Registration – Obtaining all required patient liability (i.e., outstanding balance), clinical, demographic, and financial information from patients that was not obtained during scheduling or pre-registration when the patient is present for service regardless of status (Emergency Department, outpatient services or inpatient). Obtaining information necessary to obtain financial clearance at time of service (to include collection of co-pay, deductible, or co-insurance); this includes documenting data into the system in order to set up an account. This process is highly dependent on the Patient Accounting system used at the individual hospital and the physical layout driving patient arrivals. Obtain completed Ascension Health non-clinically-related forms, ensuring forms have been completed fully and are signed, when required, and if applicable, scan documents into Ascension Health’s document imaging system. Determine non- covered outpatient Medicare services, administer an "Advanced Beneficiary Notice" or ("ABN") and note in patient accounting system relevant ABN status for Medicare non-covered outpatient charges. For services that are not covered by the relevant third party payor for patients with insurance, take comparable action.  Insurance Eligibility Verification -– Once payor is identified, check benefit eligibility and obtain verification from insurance (governmental or commercial) that the patient reported insurance for the applicable service is still in force and will reimburse the provider for the service. Every effort will be made to do this verification prior to services rendered.  Authorization - Communicate and coordinate with referring physician practice and patient’s insurance (governmental or commercial) to obtain necessary authorization prior to service to ensure reimbursement and to minimize denials. If additional diagnostic procedures are identified and require an authorization, obtain required payor authorization. Document all payor authorizations in hospital’s patient accounting system.  Collection of Residuals – As part of the patient education and communication process, present the opportunity for patients to pay their estimated residual prior to service as both a convenience and improvement to patient flow at the point of service.  Self-Pay Financial Advocacy and Eligibility of Services (e.g., self-pay conversions) – For those patients that are unaware of what insurance they have, or declare they have no insurance, work diligently and use proprietary tools to gather information from the patient to understand what might be an acceptable source of reimbursement for the hospital (e.g., Public aid, COBRA, crime victim, third party liability, etc.).  Prior Balance Found Insurance – Continue to retroactively identify and pursue possible means for paying for services that were previously provided.  Admitting – Provide leadership and oversight of all activities involved in point of service operations to include greeting patients and collecting final information required for an accurate and complete registration in accordance with individual hospital policies and practices. ii. MIDDLE - Provide leadership, management oversight, staffing and technical expertise of:  Chart Analysis and Assembly - Whether electronic or paper based, ensure processes exist and are followed to ensure medical records are complete in accordance with all applicable local and regulatory policies and practices.  Coding/Coding Audits - Ensuring that once a medical record of service is completed, certified coders use appropriate codes to create billable charges. In accordance with individual hospital compliance requirements and other compliance requirements set forth in the Agreement, ensure coding audits are completed as required and identified deficiencies are remedied.

- **<u>Record Retention/Record Management</u>** – Whether electronic or paper based, ensure that processes are in place to meet the policies and practices in place at a local level. This includes: overseeing chart completion, capturing medical record documents via scanning post discharge, preparing and indexing the electronic medical record ("EMR") as necessary, record reconciliation, record filing and retrieval, and generating relevant records for necessary governmental agencies.

- **<u>Transcription</u>** – Ensure that physician dictation of required reports is accurately transcribed into paper or electronic reports to become an official part of the medical record. Ensure this process is cost effective and uses the latest technology reasonably available. Manage transcription services and vendors aligned with Ascension Health's policies and procedures. Coordinate work assignments between Supplier Personnel and transcription vendors, oversee dictation quality, and oversee internal/external report distribution. If performed in a shared service blended shore operating model, Supplier shall use commercially reasonable efforts to maximize the use of voice recognition software which is capable of producing highly accurate drafts, the Supplier shall use trained transcriptionists and use commercially reasonable efforts to use error proofing software to review and correct selected drafts of completed products prior to insertion of such draft into paper or electronic health records and the Supplier shall feedback corrections to transcripts into software so that the applicable physician specific voice logic is continually refined for ever increasing accuracy.

- **<u>Lost Charges/Charge Capture Pre-Bill</u>** - Use automated and manual methods to ensure all applicable and authorized charges have been captured by clinical departments and are present before the bill is sent to the payer / patient. Analyze claims after the bill has been sent to look for revenue enhancement opportunities through missing or incorrect charges and re-submit these bills to capture increase reimbursement.

- **<u>Lost Charges/Charge Capture Post-Bill</u>** – Use retrospective automated and manual methods to ensure applicable and authorized charges have been captured and re-billed to the payer / patient.

- **<u>Transfer Diagnosis Related Group (DRG) Reconciliation and Follow-Up</u>** – Based on current Medicare reimbursement policies, identify, investigate and appeal claims (specific DRGs) that were paid at a lower level based on subsequent services (e.g., skilled nursing facility, home health, etc.) that did not subsequently occur. Once DRG is identified as appealable, construct appropriate case for DRG validation based on full review of medical record and official coding guidelines, and write appeal letters to be sent to relevant party based on Medicare appeal guidelines.

- **<u>Charge Description Master (CDM) Maintenance/Revenue Integrity</u>** – Communicate and coordinate with hospital resource, working with the CDM to gain an understanding of their processes, operating systems, policies and procedures to evaluate effectiveness and determine if controls are in place. Provide OPPS regulatory updates related to hospital CDM activity through pre-scheduled calls, to include the AMA CPT coding updates at year end. Act as a conduit for compliance issues related to the CDM, linking CDM associates to the appropriate hospital resource Strategic CDM data set review - Ensure a compliant, defendable, accurate CDM that provides additional financial benefit by capturing all appropriate services and the correct acuity of services through provision of a detailed line item review of the hospital’s CDM. Provided detailed reports to assist Ascension Health with implementation and provide support during the implementation phase to ensure desired outcomes are obtained.  Strategic Pricing - Develop comprehensive pricing recommendations that balance rational and defensible prices, market positioning, and revenue capture opportunities both in the short-term and long-term. Deploy an iterative data driven process that focuses on selective price adjustments that yield greater net revenue potential for the organization than a standard across-the-board rate increase, Present recommendations to Eligible Recipient leadership for approval. iii. BACK END - Provide leadership, management oversight, staffing and technical expertise of:  Billing (patient and payer) - Send all required information to the billing editor application or system so that a claim proceeds to the applicable payer. Though the goal is to have no bill editor rejects, Supplier shall resolve all discrepancies in a timely manner for resubmission of the bill to the applicable payer. Once the insurance balance is resolved, use the applicable patient billing system to send a bill for the residual patient responsibility. Recommend billing edits and bridge routines to improve the number of claims sent to the payer without intervention and/or to reduce denials.  Cash Posting and Processing - Electronically and manually post cash from both payers’ and patients’ accounts and reconcile outstanding accounts receivable in a timely and accurate manner. Reconcile daily cash at patient account level to the extent reasonably feasible (except Ascension Health will be responsible for general ledger and patient accounting reconciliation). Post payments not processed electronically (e.g., over-the-counter deposits, payroll deductions, returned lockbox items, bank credit/debit adjustments, credit card chargebacks) on the day such items are received or in a longer timeframe determined by Ascension Health to be proper. Identify and reconcile unidentified cash receipts and daily lockbox deposits to payment posting in hospital’s patient accounting system on a daily basis.  Denial Management (Operational and Clinical) - Attempt to resolve all issues (e.g., registration, coding, billing, clinical, etc.) which have caused a partial or full denial. Resubmit the applicable bill to the payer as necessary and make systemic improvements to reduce or eliminate re-occurrence. Implement process improvements to reduce future denials based on root cause analysis of current denials.  Underpayment Review/Recovery – Use a contract management system and other tools or vendors to identify claims that were not technically paid correctly (commonly due to a payer mistake or a misinterpretation of or a vague contractual term). Once such claims have been identified, appeal such claims and follow-up until either the claim is paid correctly or the contract is clarified for re-modeling or changed.  Patient Billing Customer Service/Patient Financial Services – Provide an inbound call center capability and mail response capabilities for patient inquires, complaints, and possible payment/resolutions via a phone number and address listed on the patient bill. Customer service agent shall handle and resolve a wide range of questions or issues to include disputes. Supplier shall record all relevant customer service calls and maintain recordings for a period of a least ninety (90) days after the date of call, making such recordings available to Ascension Health upon request. Scan and manage all correspondence received by the call center or patient correspondence sent to an Eligible Recipient’s lockbox. This function will also include processing post-service financial assistance applications, Medicaid applications, and other patient liability functions (e.g. bankruptcy, attorney requests, etc). This call center will receive calls for both acute care and professional fee patient balances at the mutual agreement of each Eligible Recipient.  Release of Information – Follow all applicable Ascension Health Standards, HIPAA and privacy rules and Laws in properly providing copies of records or other information from a medical record to authorized person or parties.  Secondary Billing – Identified as part of the registration process (preferred) or subsequently from the patient at time of patient billing. Send a secondary payer bill for the patient responsibility portion of such bill after the primary insurance is settled to gain reimbursement from a secondary insurance payer.  Third Party Collections and Self-Pay Follow-Up (internal and external collection activities) - Manage the collection process in accordance with Ascension Health Standards, federal, state and local hospital policies and practices. Coordinate with third party collectors for debt in default. Attempt to resolve all issues (e.g. registration, coding, billing, clinical, etc.) which have caused a partial or full denial. Perform denial and appeal service on third party claims, including review Remittance Advice and/or Explanation of Benefits and determine payment discrepancies between actual payment and expected payment. Create and send appeal letters for accounts that have been denied by the insurance payor. As necessary, resubmit all applicable bills to the payer and make improvements to attempt reduction or elimination of re-occurrence of such events. This service includes all non-zero balances.  Credits - Research credit balances and reasons for credit balances (e.g., over-contractualization, system processing issues, actual over-payments, etc.), and prepare appropriate payment alterations where no refund is due. Supplier shall process credit balances for refund payment for Ascension Health's review and consent. Implement processes necessary to comply with state escheatment laws for uncashed refund payments.  Finance and Managed Care Analytical Support as Appropriate to Support General Operations – Provide payer yield and other accounts receivable and operational data that will assist the managed care team with strengthening their interaction with payers and will allow finance to have better visibility into their reserving processes.  Bad Debt Management - Manage patient bad debt through internal means and/or third party vendors and maintain documentation to support bad debt logging.

b. Other Dependent Services - Provide leadership, management oversight, staffing and technical expertise of:  Payor Audit and RAC Support - Support insurance account audits and Medicare RAC audits by performing account reviews and obtaining required documentation for appeal.  Revenue Cycle Analytics and Reporting - Provide detailed reports and analytical support to revenue cycle functions through data mining, analysis and report creation.  Revenue Cycle Technology and Support - Revenue cycle support services including, but not limited to, technology support, training and special projects.  Revenue Cycle Training - Conduct training and quality assurance across all revenue cycle processes.  Vendor Management - Contracting for and management of vendor relationships specializing in revenue cycle sub-functions including areas such as authorization management, coding and debt collection. c. Record Keeping. Supplier will supervise the preparation and maintenance of all files and Contract Records related to the Services provided to the Eligible Recipients including patient accounting, billing, patient records and collection records. The preparation and management of the foregoing files and Contract Records shall comply with applicable state and federal statutes and with all applicable policies and procedures of the applicable Eligible Recipients. 2. Out of Scope Services. The services listed below shall be considered “Out of Scope Services” unless agreed to in writing by Supplier and the applicable Eligible Recipients. Notwithstanding that the services set forth below are not within the scope of Dependent Services, the Parties acknowledge that (i) certain of the services below are currently being provided by Supplier for certain of the Eligible Recipients as set forth in Exhibit 17, Section 1.2, and (ii) in the future, any of the services below may be provided by Supplier for any Eligible Recipient in accordance with Section 4.3(a) of the MPSA.  Scheduling: surgical (operating room) and/or services directly scheduled by a clinician.  Clinical Documentation – Ensure continued quality improvement for accurate and complete coding, resulting in increase in revenue and careful compliance with effective documentation. Provide pre-billing audit of DRG change, Physician/ CDS/ Coder Training Program or CDI comprehensive program implementation that includes a DRG Integrity tool and interim CDI roles performed by AH specialist team.  Managed Care Contract Negotiation - Manage relationships and conduct appropriate negotiations with managed care payers to maximize revenue for Ascension Health, Identify gaps in existing contractual agreements by comparing net to gross ratios across commercial payers against relevant benchmarks. Provide insights and recommendations to support payer negotiations using detailed modeling of contract terms.  Medicare Cost Reporting – Assist in identification of costs associated with categories eligible for reimbursement under a Medicare cost report.  Medicare Bad Debt Logging – Assist in identification of accounts eligible for reporting and reimbursement as Medicare bad debt.  Case Coordination/Utilization Review – Review patient cases to ensure the proposed level of care is appropriate for the condition of the patient and evaluate necessity and efficiency in the use of medical services and facilities. This includes: ongoing certification and authorizations processing, routing processing of medical necessity, concurrent and retrospective clinical denial process, overseeing incomplete or pending physician order that require additional data, ongoing hiring and training for utilization management, charge defense audit process, management of claims that require utilization management attention for processing, analytical reporting of clinical denials, analysis and implementation of process improvement or systemic improvement intended to reduce clinical denials, and review of accounts for potential zero bill claims.  Social Work/Discharge Planning – Coordinate process in which patient receives assistance in developing a healthcare plan to make sure that the patient receives ongoing healthcare maintenance post discharge. Ensure open communication and comprehensive case management services are offered.  Charge Entry – Entry of charges into patient accounting system for all services rendered. Collaborate with clinical system support teams to support charge entry management.  Patient Outreach – Guide patients around barriers to care including patient enrollment in programs offering transportation, food, housing, child care, etc.  Physician RC Management – Provide all revenue cycle services for professional services revenue billed on Professional Claim Form (CMS-1500). Provide customer service, as defined above, for physician RC Management.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 2-B PHYSICIAN ADVISORY SERVICES

Exhibit 2-B Physician Advisory Services The Physician Advisory Services described below are being undertaken for the purposes of providing clinical resource support for concurrent review services. In accordance with Section 4.1 of the MPSA, Supplier shall provide the following Physician Advisory Services: 2. Physician Advisory Services General Service Introduction Supplier shall provide Services and billing recommendations at Eligible Recipient’s request to help the Eligible Recipient (for purposes of this Exhibit 2-B, "Client") comply with applicable payor policies regarding the use of observation and inpatient admission classification status, level of care and other payor criteria which may be applicable to services provided by Eligible Recipient ("Recommendation"). The Recommendation will make no conclusion regarding the appropriateness of the clinical care currently provided to the patient, nor should it be used to limit the future provision of medical services and supplies to the patient. Client agrees that it will use the information and Recommendation solely for utilization review and claims management objectives, and that any decision regarding patient classification and care should be made by the Client’s qualified clinicians. The Recommendation should not be construed as reason to withhold medically-necessary care, nor does it mean that Supplier will provide any medical care or recommendations on medical care. In order to implement the Recommendation, Client may need to change the admission classification status. Whether or not to make such a change is a decision to be made only by the appropriately qualified Client clinicians in accordance with applicable federal and state law, commercial payer contracts, and hospital policies. Refer to the applicable payer benefits policies and claims processing manuals for clarification of the definitions and billing requirements for Inpatient and Observation Status that are used in the assessment Recommendation pursuant to this Agreement. As provided in Section 4.5(b) of the MPSA, Eligible Recipient retains the right to utilize the Eligible Recipient’s internal resources for any of the Physician Advisory Services listed in this Exhibit 2-B. Supplier agrees to provide Eligible Recipient employees with training that relates to the Physician Advisory Services described in this Exhibit 2-B, but only for employees at facilities that send over 10% of their Medicare discharges to Supplier, and, at an Eligible Recipient’s request, will provide quality assurance services over all such Services listed when performed by Eligible Recipient employees. Concurrent Compliance Services: Supplier shall concurrently evaluate encounters for admission patient classification compliance, where allowed by federal and state laws, rules and regulations.  Supplier shall provide opinion based on clinical guidelines concerning patient admission level of care status in accordance with federal and state rules and regulations, where relevant, for medical necessity for, Medicare, Medicaid and commercial payers.

41538362.3  Supplier shall review the patient classification submitted by the Client to determine the appropriate admission status.  Client will submit all available clinical information for the patient to Supplier utilizing the Accretive PAS® Web Portal ("Portal"), Supplier’s web-based case management software. Supplier’s clinicians or support staff will review completeness of chart for Supplier's physician review.  Supplier’s physicians will review and communicate their Recommendation regarding the proper patient classification to the attending physician and/or case managers where possible and as agreed to during the Accretive PAS® deployment. ○ Recommendation will be documented in an auditable format suitable for the staff to incorporate into applicable records or case management files. ○ The attending physician will make the ultimate decision regarding admission status classification. ○ Client Utilization Review ("UR") committee is responsible for all Code 44-required processes. ○ As needed, the Supplier’s physician and the attending physician will confer by phone on any issues related to the Supplier physician’s recommended classification. ○ The Portal will be utilized for tracking and documenting all cases referred to Supplier’s physicians. An Accretive PAS® Lead Physician Advisor and an account manager assigned to each hospital team shall provide regular reports and customized analysis of program data to identify areas of risk and opportunity for ongoing education purposes.  Additional services may include: ○ Collaborative efforts to identify physician education opportunities on an on-going basis ○ Reports on program activity, bi-weekly conference calls, and quarterly visits to review program performance and outcomes ○ Regular attendance of monthly medical staff meeting, Recovery Audit Contractor ("RAC") committee meetings, UR committee meetings upon request and where allowed by law ○ User conferences to provide additional Client support ○ Quarterly review of Program for Evaluating Payment Patterns Electronic Report (Pepper Report)  The primary form of communication of status will be through the Portal, but will also include direct physician-to-physician and/or case manager communications,

41538362.3 as well as reporting to the Medical Executive Committee, UR committee and participation in medical staff meetings. Reporting to and participation on committees will be done on a “best efforts” basis.  Client will make the following information available to Supplier: (i) Customer Face Sheet (including patient demographics, insurance information, etc.) (ii) History and Physical, (iii) Vital Signs (iv) Nursing Flow Sheet, (v) Labs, (vi) Radiology Report, (vii) ED Notes, (viii) Progress Notes, (ix) Physician Orders, (x) Medication Administration Record, (xi) Operative Reports and (xii) Discharge Summary (as each such term is generally understood in the healthcare provider industry). Deployment: Accretive PAS® deployment will occur as mutually agreed upon by the Client and Supplier (provided that deployment of PAS Services to be transitioned pursuant to Exhibit 17 shall be performed in accordance with the required dates set forth therein).  Supplier will work with Client to schedule key tasks, including: case management staff training, physician training, coordinating and confirming system access for Supplier’s physicians and chart assemblers, and Portal access for case managers and key Client leadership staff.  To the extent necessary for Supplier to perform Services, Client will provide required clinical system access to Supplier’s physicians and Health Information Management (HIM) team members at least one (1) full business week prior to deployment.  Deployment team will/may work with Ascension Health on alternate means to electronically submit the clinical information, including such methods as eTTACH.  Prior to the deployment date, Supplier shall, for Eligible Recipient’s approval, provide an initial list of Supplier’s physicians and chart assemblers that need access to Eligible Recipient system for providing Physical Advisory Services. Once live, Client will add such approved Supplier physicians and chart assemblers to the Client system within five (5) business days.  Client will notify Supplier of system downtimes and outages. Appeals: Supplier will review Medicare, Medicaid and commercial claims meeting review criteria and selected by the Client for appeal. These claim types may include: medical necessity for admission level of care and DRG validation/coding errors, either as individual denials or as part of the payer auditing process. Experimental and yet-to–be- defined scope areas, including Readmission, will be defined on a case-by-case basis. The appeal letters are confidential and proprietary and cannot, except as provided by Law, be reproduced in any form or distributed to any other person including Client employees not directly involved in the appeals process by the Client. 1. Client shall utilize the Portal to submit to Supplier all available information on any denial for which Client seeks Supplier’s appeal services.

41538362.3 2. Once the full denial (including denial reason, medical record, and claim form) has been received with the appeal due date and in sufficient time, fifteen (15) calendar days prior to documented due date, Supplier’s Clinical Denials Team ("Clinical Denials Team") will evaluate each case that is submitted to Supplier by the Client. 3. Supplier’s Clinical Denials Team will communicate to the Client its Recommendation as to whether the particular case should, in the opinion of the Clinical Denials Team, be appealed to the Medicare, Medicaid or commercial claims processing contractor. 4. Generally, commercial cases are not status assured. For commercial cases not following CMS rules and regulations, Supplier will conduct a one-time contract review per requested payer contract to ascertain the basis for an appeal. This will need to be prior to agreeing to the payor denials being part of the Appeals process. Note: Contract reviews are charged at an hourly physician rate with a time commitment agreed to prior by the Client and Supplier. 5. If the Client accepts such Recommendation, the Clinical Denials Team will, at the request of the Client, contact the Medicare, Medicaid or commercial claims processing contractor directly initiating the appeals process. The Clinical Denials Team will work directly with the Client to provide resolution of these cases in a timely fashion. 6. Supplier’s Clinical Denials Team will document its Recommendation in a format that is in accordance with the current Medicare, Medicaid or commercial payer appeals process and, as required, that of the particular RAC. 7. Where the Clinical Denials Team determines that an appeal is recommended and the Client accepts such Recommendation, Supplier’s physicians will facilitate the process at all levels of appeal. Specifically, in the case of RAC, the process will include: ○ Redetermination ○ Reconsideration ○ Hearing by an Administrative Law Judge ○ Review by the Medicare Appeals Council within the Departmental Appeals Board ○ Judicial Review in Court 8. The Client will provide to Supplier all information required by Supplier for the appeal processing, prior to Supplier accepting the case for appeal. For cases mutually agreed by Parties to be appealed, Supplier will file the appeal within the deadline established by the payer. Supplier will not accept liability for missed due dates as a result of Client failure to supply the necessary information in a complete and timely manner. 9. Client and Supplier shall meet on a regular basis to review changes to the payer mix of accounts submitted to Supplier with respect to Physician Advisory Services in order to ensure that there is no material change in the quality of the claims submitted

41538362.3 by Client to Supplier in connection with the provision of Physician Advisory Services. Physician Advisory Services Service Levels:  Concurrent medical necessity Services will be provided between the operating hours of 6:00 am to 2:00 am (central time). All other Services are provided during normal business hours.  Service levels are measured from the time all required information is made available directly through the Portal to the time the level of care recommendation is provided by Supplier’s physician advisor in the Portal or to the time an appeal is mailed.  Charts received after 7:00 p.m. as part of a batch submission or as a result of systems downtime will be processed on a commercially reasonable best efforts basis.  Appeals are only accepted when the full denial and official appeal due date has been received by Supplier. Supplier requires at least fifteen (15) calendar days prior to due date for any appeal if provided denial reason, medical record, and claim form  For commercial appeals, before an appeal can be processed, Supplier must receive the payor’s contractual basis for the denial where CMS rules are not followed. Supplier and Client will need to agree whether a case is appealable before accepting the case. Contract reviews are charged at the hourly physician rate where applicable.  Notwithstanding the foregoing, all concurrent reviews will be provided 7 days per week 365 days per year. Other Services will be provided during standard week day operating hours. Service *Target Concurrent TAT Target - Post Discharge TAT 1 Admission Review by Physician – Second Level ED – 60 minutes Floor – 120 minutes 24 weekday hours 2 Continued Stay Review – Second Level 120 minutes 24 Weekday hours 3 Admission & Compliance Review – Post Discharge (Provider Liable)* NA 24 Weekday Hours 4 Procedure Specific Review 24 Hours Case by Case Basis 5 Appeals - Denial & Compliance Review No less than fifteen (15) calendar days and in accordance with Payer required timeframes if provided denial reason, medical record, and claim form in a reasonable time 6 Appeals - Focused Government Review Program (such as RAC) Denial & Compliance Review No less than fifteen (15) calendar days and in accordance with Third Party/Payer or Government required timeframes if provided denial reason, medical record, and claim form in a reasonable time * Non batch reviews. Batch audits will be completed in consultation with Client and Supplier.

41538362.3 Commercially reasonable best efforts will be offered for:  Batch reviews and other chart audits  Client system access is requested  In periods of system downtime  Cases are submitted in batch  Appeals submitted with less than fifteen (15) calendar days from due date if Eligible Recipient has sent denial reason, medical record, and claim form in a reasonable time  Supplier shall promptly investigate and correct each failure to meet any of the Physician Advisory Services service levels described above, by (i) promptly investigating and reporting on the causes of the problem; (ii) providing a Root Cause Analysis of such failure as soon as practicable after such failure or at the Eligible Recipient’s request; (iii) correcting the problem as soon as practicable or coordinate the correction of the problem if Supplier does not have responsibility for the cause of the problem; (iv) advising the Eligible Recipient of the status of remedial efforts being undertaken with respect to such problem; (v) demonstrating that the causes of such problem have been or will be corrected on a prospective basis; and (vi) taking corrective actions to prevent any recurrence of such problem. Supplier shall complete the Root Cause Analysis as quickly as possible, but in all events within ten (10) business days, and shall notify such Eligible Recipient prior to the end of the initial ten (10) business day period as to the status of the Root Cause Analysis and the estimated completion date.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 3 SERVICE LEVELS

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 3 Page 1 1. Definitions.  “Measurement Window” means the time during, or frequency by, which a Service Level shall be measured. The Measurement Window shall be quarterly, unless otherwise specified.  “New Service Levels” means Service Levels 4 and 7 through 11.  “Old Service Levels” means Service Levels 1 through 3, 5, and 6.  “Root Cause Analysis” is the formal process, specified in the Policy and Procedures Manual, to be used by Supplier to diagnose problems at the lowest reasonable level so that corrective action can be taken that will eliminate, to the extent reasonably possible, repeat failures.  “Service Level Default” means Supplier’s level of performance for a particular Service Level fails to meet the applicable Target Level during the applicable Measurement Window with respect to an applicable Eligible Recipient.  “Service Level Effective Date” means, with respect to an Eligible Recipient, the date that a specific Service Level will be effective, measured and enforced in connection with such Eligible Recipient. 2. General. 2.1 As of the commencement of Services by Supplier for an applicable Eligible Recipient (the Service Level Effective Date for the Service Levels with respect to such Eligible Recipient), or as otherwise specified in this Exhibit, Supplier will perform the Services so as to meet or exceed the Target Levels (as defined below) for the Service Levels; provided, that, (i) the Service Level Effective Date for the New Service Levels with respect to an Eligible Recipient shall not commence until [**] months after the date that is the later of the date (a) of the applicable Commencement Date for such Eligible Recipient and (b) the definition of the metric and target with respect to the applicable Service Level has been agreed upon by the Parties (each such date the “New SLA Measurement Commencement Date” and, the [**] month period of time following the New SLA Measurement Commencement Date, each a “New SLA Measurement Period”), at which time the applicability of such Service Levels shall be subject to Section 2.5; and (ii) for the Additional Book Eligible Recipients and New ABM only, the Service Level Effective Date for the Old Service Levels shall not commence until [**] months after the applicable Commencement Date with respect to such Additional Book Eligible Recipients or New ABM, as applicable. For the avoidance of doubt, in no event shall Supplier be liable for any Service Level Default (including any Service Level Credits) with respect to any Service Level prior to its applicable Service Level Effective Date with respect to an Eligible Recipient. Supplier shall monitor, measure, collect, record and report to Ascension Health and the applicable Eligible Recipients its performance of the Services beginning on each applicable Service Level Effective Date (or, with respect to the New Service Levels, in accordance with Section 2.5). 2.2 Supplier shall report to Ascension Health and the applicable Eligible Recipient its performance against such Service Levels for each Measurement Window. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 3 Page 2 2.3 The Eligible Recipients will have the right to receive Service Level Credits in accordance with Section 7 below. 2.4 Supplier shall provide Ascension Health and the applicable Eligible Recipient with the performance reporting for the Services as specified in Section 6 below and as set forth in Section 9.2 of the MPSA. 2.5 With respect to the New Service Levels, Supplier shall, in accordance with this Section 2.5, for the applicable Eligible Recipient, monitor, measure, collect, and record Supplier’s performance with respect to the metric agreed by the Parties with respect to such Service Levels and Supplier shall report Supplier’s performance to each Eligible Recipient. Supplier shall use reasonable commercial efforts to so monitor, measure, collect, record and report from the New SLA Measurement Commencement Date (or the earliest date thereafter as is possible) and shall continue to do so, including (i) during the New SLA Measurement Period and (ii) during the [**] month period following a New SLA Measurement Period (each such period, a “First SLA Effective Period”). For the First SLA Effective Period, the target with respect to each New Service Level for the applicable Eligible Recipient shall be equal to Supplier’s average performance regarding such Service Level with respect to such Eligible Recipient during each [**] month period during the New SLA Measurement Period. Service Level Credits may accrue with respect to a New Service Level during the First SLA Effective Period (and thereafter) but a Service Level Default with respect to a New Service Level that occurs during the First SLA Effective Period cannot count towards the determination of whether Ascension Health has a right to terminate pursuant to Section 20.1(a) of the MPSA. Commencing upon the expiration of the First SLA Effective Period for an Eligible Recipient, such target shall cease to be effective for each such Service Level with respect to such Eligible Recipient and the target with respect to such Service Level for such Eligible Recipient shall equal the applicable target set forth in Article 4. 2.6 The Parties shall, during the sixty (60) days following the Effective Date, work together in good faith to define (i) the metric (in Article 3) and the target (in Article 4) with respect to Service Levels 5, 7, and 8, and (ii) define the target for Service Level 9. The Parties shall work together in good faith to define a metric (in Article 3) and the target (in Article 4) with respect to Service Level 4, together with an independent Service Level Credit mechanism, by January 1, 2017. The Parties acknowledge and agree that, for purposes of this Agreement, the Service Level targets and metrics are intended to reflect rational and reasonable standards of performance in line with industry standards, but are not intended to be in the top quartile of performance standards; provided that the Parties may, in accordance with Article 5, mutually agree to increase any such targets or metrics during the Term to be in such top quartile. 2.7 For the avoidance of doubt, except as otherwise set forth in Section 2.5 with respect to the targets for New Service Levels during the First SLA Effective Periods, all Service Levels, metrics, targets, and measurement standards shall be the same for all Eligible Recipients. 3. Service Level Criteria - Supplier will measure Supplier’s performance against the following Service Levels and report such results to the applicable Eligible Recipient. 3.1 Service Level 1 - Customer Service Mean Speed to Answer (Mean wait time, in seconds, to answer calls at Supplier’s Customer Service Centers). This Service Level shall mean for a given Measurement Window for each Eligible Recipient, (a) the Aggregate Hold Time for such Eligible Recipient divided by (b) the number of calls to Supplier’s Customer Service Center for such Eligible Recipient for which the caller requested to speak with a Supplier representative during the Measurement Window. For purposes of calculating this Service Level, “Aggregate Hold Time” [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 3 Page 3 means the aggregated total amount of time during the Measurement Window that all callers to Supplier’s Customer Service Center for the applicable Eligible Recipient (including “hang-ups”) remained on hold or in the interactive voice response unit after such callers requested to speak with a Supplier representative with respect to Supplier’s Customer Service Center for the applicable Eligible Recipient. 3.2 Service Level 2 - Percentage of scheduled patients who have 100% Financial Clearance completion. This Service Level shall mean for a given Measurement Window for each Eligible Recipient (a) the number of patients (both inpatient and outpatient) who had an appointment at such Eligible Recipient’s facility which appointment (1) was scheduled 48 hours or more prior to such patient’s appointment, and (2) occurs during such Measurement Window and who had 100% Financial Clearance divided by (b) the number of patients, both inpatient and outpatient, who had an appointment at Eligible Recipient’s facility which appointment (1) was scheduled 48 hours or more prior to such patient’s appointment, and (2) occurs during such Measurement Window, expressed as a percentage. “Financial Clearance” shall mean that (i) contact has been made with the patient when applicable, (ii) the patient’s demographics have been confirmed and updated, (iii) the patient’s eligibility has been identified, and (iv) the requisite insurance authorization has been obtained. 3.3 Service Level 3 - Percentage of inpatients who presented as uninsured, were admitted, and were screened for a third party paying solution. This Service Level shall mean for a given Measurement Window for each Eligible Recipient (a) the number of inpatients, who (1) were admitted as inpatients, (2) had their stay at such Eligible Recipient’s facility commence during such Measurement Window, (3) presented themselves as uninsured at or prior to the time of registering/checking-in, and (4) were screened for a third party paying solution divided by (b) the number of inpatients who (1) had their stay at such Eligible Recipient’s facility commence during such Measurement Window, and (2) presented themselves as uninsured. This Service Level will be measured at the Eligible Recipient level. If a change in Ascension Health or Eligible Recipient policy impedes or alters the ability of Supplier to perform the applicable Services, the Parties shall meet to change this Service Level measurement and/or Target Level as applicable. 3.4 Service Level 4 - Associate Engagement. The Parties will mutually agree on a Service Level regarding associate engagement. 3.5 Service Level 5 - Patient Satisfaction survey. Ascension Health and Supplier will develop an appropriate survey mechanism working with Ascension Health’s current provider, or such other provider as may be mutually acceptable. The survey will be designed to capture feedback and insight regarding patient experience with a focus on billing accuracy and customer service. This metric will be measured at the Eligible Recipient level. 3.6 Service Level 6 – Credit AR Days. This Service Level shall mean for a given Measurement Window for each Eligible Recipient (a) the negative balance accounts receivable with respect to such Eligible Recipient as of the last day of the Measurement Window, divided by (b) the average daily GPSR with respect to such Eligible Recipient for such Measurement Window. Average daily GPSR is calculated by dividing the total GPSR for the applicable Measurement Window by the number of calendar days during such Measurement Window. The source data for measurement will be the Crowe RCA. 3.7 Service Level 7 – Coding Quality. Ascension Health and Supplier will work together to define a mutually agreeable approach to utilize the existing annual Eligible Recipient coding audits as an interim metric. The Parties will develop and mutually agree on a long term quality metric to be used in this Service Level as a replacement for such interim metric. 3.8 Service Level 8 – Remittance Posting. The Parties will mutually agree on a standardized Service Level definition and data sources for such Service Level. The elements of such Service Level may

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 3 Page 4 include: (A) Unallocated accounts- days from creation, (B) Unposted cash- days from deposit when both deposits are present, (C) Remits received no cash- need visibility into all entities bank accounts, and (D) Unidentified- 90 days. 3.9 Service Level 9 – Scheduling Mean Speed to Answer (Mean wait time, in seconds, to answer scheduling calls at scheduling departments owned or managed by Supplier). This Service Level shall mean for a given Measurement Window for each Eligible Recipient, (a) the Aggregate Hold Time for such Eligible Recipient divided by (b) the number of calls to the scheduling department owned or managed by Supplier with respect to such Eligible Recipient for which the caller requested to schedule service with a Supplier representative during the Measurement Window. For purposes of calculating this Service Level, “Aggregate Hold Time” means the aggregated total amount of time during the Measurement Window that all callers to the scheduling department owned or managed by Supplier with respect to the applicable Eligible Recipient (including “hang-ups”) remained on hold or in the interactive voice response unit after such callers requested to speak with a Supplier representative with respect to the scheduling department owned or managed by Supplier with respect to such Eligible Recipient. 3.10 Service Level 10 – Transcription. This Service Level shall mean for a given Measurement Window for each Eligible Recipient the time that elapses from the time that the applicable dictated file for a patient with respect to such Eligible Recipient is available to Supplier until the time that the transcription of such file is completed and such time that the transcription is uploaded into the Eligible Recipient’s EMR or Supplier provides a printable form of such transcription. 3.11 Service Level 11 – Customer Service Abandonment Rate. This Service Level shall mean for a given Measurement Window for each Eligible Recipient, (A) the number of calls to Supplier’s Customer Service Center with respect to such Eligible Recipient entering the queue that are abandoned after at least 20 seconds in the queue, divided by (B) the total number of inbound calls. 4. Target Levels. The target level for each of the Service Level (“Target Level”) will be set as follows: a) Service Level 1 - Less than or equal to [**]. b) Service Level 2 - At least [**]%. c) Service Level 3 - At least [**]%. d) Service Level 4 - As mutually agreed by the Parties e) Service Level 5 - As mutually agreed by the Parties. f) Service Level 6 – [**] or less and compliance with CMS refund rules and regulations. g) Service Level 7 – As mutually agreed by the Parties. h) Service Level 8 – As mutually agreed by the Parties. i) Service Level 9 – As mutually agreed by the Parties. j) Service Level 10 – [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 3 Page 5 a. [**]% within 24 hours (other than for discharge summaries) b. [**]% within 48 hours (for discharge summaries) c. [**]% within 72 hours, other than in connection with: i. Queries to dictating medical staff: discrepancies within text of report, e.g., right/left, request to clarify proper clinician template use, distorted audio quality requiring physician decision on whether to re-dictate or fill in missing information, and incomplete or partial dictations; ii. Queries to HIM staff: Missing patient information, signing or dictating physician, or date of service; iii. Workflows for department of cardiology wherein scanned data is required from the hospital side to transcription to be typed into the report prior to upload; iv. With respect to [**], workflow for clinic dictations without HL7 registrations or hospital staff scan specific patient roster by day for accuracy of patient names and dates of service; or v. Technical failures outside the reasonable control of Supplier, including with respect to eScription data center, inbound HL7 interface from hospital, or outbound EMR interface. k) Service Level 11 -– Less than or equal to [**]%. 5. Changes to Existing Service Levels. The number of Service Levels will not exceed eleven (11). An opportunity to reset the target for each of the Service Levels will occur every two years during the Term. In the six (6) months prior to the applicable anniversary of the Effective Date, Supplier and Ascension Health will meet to discuss whether to reset any targets. The baseline reset methodology to be discussed will allow the target for each Service Level to increase or decrease, and may reflect or be derived from the following as mutually agreed upon information and factors: - External benchmarks; and/or - Then-current performance. Any adjustment to any Service Level resulting from this Article 5 must be mutually agreed, shall apply prospectively only and shall not be applied to any period of time preceding the written agreement of the Parties with respect to such adjustment. 6. Measurement and Reporting. 6.1 Supplier’s performance against the Service Levels will be measured for each Measurement Window as of the Service Level Effective Date (or, if later, the date Supplier assumes responsibility for the applicable Services in accordance with the Transition Plan). 6.2 Supplier will implement automated or other measurement and monitoring tools and procedures reasonably acceptable to Ascension Health to measure Supplier’s performance against the Service Levels in a manner and at a level of detail approved by Ascension Health. Supplier will provide Ascension Health and the applicable Eligible Recipient with access to up-to-date problem management data and other data reasonably requested by Ascension Health and the applicable Eligible Recipient regarding the status of failures and/or user inquiries. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 3 Page 6 6.3 If Supplier fails to measure its performance with respect to a Service Level so that it is not possible to confirm whether the level of performance specified for the Service Level has been achieved for a given Measurement Window, then, unless such failure to measure was previously excused in writing by the applicable Eligible Recipient, such failure will be deemed a Service Level Default for the applicable Measurement Window. 6.4 Supplier shall provide to the applicable Eligible Recipient, as part of Supplier’s monthly performance reports, a set of hard- and soft-copy reports to verify Supplier’s performance and compliance with the Service Levels where data is available monthly. 6.5 Supplier shall provide detailed supporting information for each report to the applicable Eligible Recipient in machine-readable form suitable for use on a personal computer. The data and detailed supporting information shall be Ascension Health Confidential Information, and the applicable Eligible Recipient may access such information online, where technically feasible and permissible under Supplier’s applicable third party agreements, at any time. 7. Service Level Credits. 7.1 If Supplier fails to meet any Service Level, then Supplier will pay or credit Eligible Recipient for the amounts described below (each, a “Service Level Credit”). Service Level Credits are not exclusive remedies and will in no way limit the rights of an Eligible Recipient or Ascension Health at law or in equity. Service Level Credits will be deemed to be reductions in the charges reflecting the impact on the Services as a result of the failure, and not as a penalty. 7.2 If the Supplier’s performance relative to any one of the Service Levels does not achieve the Target Level during a particular Measurement Window, such failure shall be deemed a Service Level Default, and Supplier will perform the problem analysis described in Section 8. Supplier will also propose a corrective action plan to improve Supplier’s performance in the upcoming Measurement Window, subject to the applicable Eligible Recipient’s approval. Unless mutually agreed upon by the Supplier and Eligible Recipient, the measurement of Supplier’s performance for a Measurement Window will be completed no later than [**] days after the completion of such Measurement Window. 7.3 If the Supplier’s performance for a Service Level does not achieve the Target Level in a Measurement Window, resulting in a Service Level Default for such Service Level, Supplier shall apply a Service Level Credit for the applicable Eligible Recipient equal to the product of (i) [**] percent ([**]%) divided by the number Service Levels with respect to such Eligible Recipient that have commenced their respective Service Level Effective Date and for which this Exhibit contains both a metric (in Article 3) and a target (in Article 4), multiplied by (ii) the Base Fee with respect to such Eligible Recipient for such Measurement Window, which Service Level Credit shall be applied on the first day of the second month following the applicable Measurement Window (e.g., May 1 for a Service Level Default for the first quarter Measurement Window) for such Service Level Default. 7.4 If more than one Service Level has experienced a Service Level Default for a Measurement Window with respect to an Eligible Recipient, Supplier will apply the sum of the Service Level Credit amounts for each of the Service Levels with respect to such Eligible Recipient that had Service Level Defaults during such Measurement Window in the same manner as described in Section 7.3 above. There shall be, with respect to each Eligible Recipient, up [**] percent [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 3 Page 7 ([**]%) of the [**] for such Eligible Recipient at risk with respect to such Measurement Window (and Supplier shall in no event be liable for Service Level Credits in excess of such at risk amount). 7.5 Except as otherwise expressly set forth in Section 20.1(b)(ii) of the MPSA, if Supplier’s performance on the Service Level that experienced a Service Level Default achieves the Target Level in the subsequent Measurement Window, the applicable Eligible Recipient will remit the previously paid applicable Service Level Credit on the first day of the second month following the next Measurement Window (“Earnback”). However, if Supplier’s performance on such Service Level fails to achieve the Target Level during the next Measurement Window, Supplier will no longer have an opportunity to earn back the applicable Service Level Credit. 7.6 The mechanism for applying Service Level Credits and Earnback credits to the Base Fee invoice and payment schedule is set forth in Exhibit 4-D. 8. Problem Analysis and Correction. Supplier shall promptly investigate and correct each failure to meet a Service Level, by (i) promptly investigating and reporting on the causes of the problem; (ii) providing a Root Cause Analysis of such failure as soon as practicable after such failure or at the Eligible Recipient’s request; (iii) correcting the problem as soon as practicable or coordinate the correction of the problem if Supplier does not have responsibility for the cause of the problem; (iv) advising the Eligible Recipient of the status of remedial efforts being undertaken with respect to such problem; (v) demonstrating that the causes of such problem have been or will be corrected on a prospective basis; and (vi) taking corrective actions to prevent any recurrence of such problem. Supplier shall complete the Root Cause Analysis as quickly as possible, but in all events within [**] business days, and shall notify such Eligible Recipient prior to the end of the initial [**] business day period as to the status of the Root Cause Analysis and the estimated completion date. The Parties shall report on Service Level Defaults at each meeting of the JRB, including any disputes regarding problem analysis and correction steps, and without limiting any obligations of the Parties to implement any other decision of the JRB, each Party shall promptly implement or facilitate implementation of any resolutions determined by the JRB (e.g., Supplier cooperating with any exercise of step-in rights by Ascension Health as required by Section 4.4 of the MPSA).

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 4-A BASE FEE FOR DEPENDENT SERVICES

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 1 Exhibit 4-A Base Fee for Dependent Services 1. Base Fees. For Supplier’s provision of Dependent Services to an applicable Eligible Recipient, such Eligible Recipient will pay to Supplier a base fee (the “Base Fee”), which Base Fee shall be comprised of: 1.1. with respect to each Current Book Eligible Recipient, a [**] fee (to be invoiced in accordance with Exhibit 4-D) equal to the product of: (i) the [**]-Month Rolling Average Cash Collections with respect to such month for such Current Book Eligible Recipient, multiplied by (ii) the result of: a. the Current Book Cost to Collect Factor (as defined in Section 2.1) applicable to such Current Book Eligible Recipient, minus b. [**]; and 1.2. with respect to each Additional Book Eligible Recipient that has commenced receiving Dependent Services from Supplier, a [**] fee (to be invoiced in accordance with Exhibit 4-D) equal to the product of: (i) the [**]-Month Rolling Average Cash Collections with respect to such month for such Additional Book Eligible Recipient, multiplied by (ii) the result of: a. the Additional Book Cost to Collect Factor (as defined in Section 3.2) applicable to such Additional Book Eligible Recipient, minus b. [**]. It is the intent of the Parties is to commence Dependent Services on the first day of any month; however, in the event any Dependent Services do not start on the first of a month, the Parties shall account for any proration in the Base Fees in accordance with Section 11.1(c) of the MPSA. 1.3. Certain Definitions (i) “Cost Board” shall mean a joint governance group that shall be tasked with decisions relating to cost allocation and Base Fee calculation, as such decisions may be required under this Agreement, including relating to the determination of In-Scope Employees and In-Scope Vendors that will transition to the Supplier, and the resulting calculation of [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 2 Base Fees. The Cost Board shall have an equal number of members from each of Ascension Health and Supplier. The default members of the Cost Board shall at all times be comprised of two Ascension Health representatives (i.e., Executive Vice President and Chief Financial Officer, Ascension, and Senior Vice President and Chief Financial Officer, Ascension Health), and two Supplier representatives (i.e., Chief Operating Officer, Accretive Health, Inc., and Managing Director, TowerBrook Capital Partners, L.P.). The Cost Board will meet on a periodic basis as mutually agreed to by the Parties. Decisions of the Cost Board shall require unanimous agreement of all representatives. In the event the Cost Board cannot resolve any disputes or other issues submitted to it, such disputes or issues shall be subject to formal mediation proceedings. If not resolved through such mediation proceedings, any such unresolved disputes or other issues shall be subject to final and binding arbitration proceedings. In the event a third party acquires, directly or indirectly, Control of Supplier, or a third party acquires all or substantially all of Supplier’s assets, the Cost Board shall be dissolved and all responsibilities and rights of the Cost Board shall be assumed by the JRB. (ii) “[**] Month Rolling Average Cash Collections” means, with respect to an Eligible Recipient, the average for [**] Cash Collections received by such Eligible Recipient based on the Cash Collections during the [**]-month period that ends [**] [**] prior to the commencement of the [**] for which the Base Fee with respect to such Eligible Recipient is payable. For example, to calculate an Eligible Recipient’s Base Fee for [**], the [**]-Month Rolling Average Cash Collections would equal such Eligible Recipient’s average for [**] Cash Collections based on Cash Collections for [**], [**] [**]. (iii) “Baseline Year” means, (a) with respect to an Eligible Recipient that has been in operation for at least one full fiscal year, the fiscal year prior to the transition of such Eligible Recipient’s Revenue Cycle Operations to Supplier, and (b) with respect to a new Eligible Recipient or Eligible Recipient Unit with less than one full fiscal year of operations, a period of time mutually agreed by Ascension Health and Supplier. (iv) “Original Assessment” means the inspections, examinations, or assessments, in each case, (i) performed for the Parties prior to the Effective Date by a third-party consultant retained by Ascension Health, identifying and analyzing various metrics (including costs and expenses) relating to the Revenue Cycle Operations of the Additional Book Eligible Recipients and (as part of a data aggregation survey) the Current Book Eligible Recipients, and including the allocation of costs relating to In-Scope Employees and non-payroll vendors, Supplier fees, and other costs and expenses for both Current Book Eligible Recipients and Additional Book Eligible Recipients, which inspections, examinations, and assessments cover the time period beginning [**], and ending on [**], and (ii) performed by Supplier with respect to the I&I Factors that were used in the calculation of the Initial Additional Book Cost to Collect Factors. (v) “Baseline Cash” means the aggregate amount of Cash Collections received by an Additional Book Eligible Recipient during a Baseline Year. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

2. Current Book Cost to Collect Factor.

2.1. "**Current Book Cost to Collect Factor**" means, for each of the Current Book Eligible Recipients, the fraction (expressed as a percentage) set forth opposite such Current Book Eligible Recipient in the table below (such fractions subject to any CB Adjustment agreed by the Cost Board that results from the applicable CB Re-Assessment).*

Current Book Eligible Recipient	FY15 Cash	Current Book Cost to Collect Numerator	Initial Current Book Cost to Collect Factor
Detroit	$[**]	$[**]	[**]%
Nashville	$[**]	$[**]	[**]%
Jacksonville	$[**]	$[**]	[**]%
Birmingham	$[**]	$[**]	[**]%
Kalamazoo	$[**]	$[**]	[**]%
Milwaukee	$[**]	$[**]	[**]%
Flint	$[**]	$[**]	[**]%
Saginaw	$[**]	$[**]	[**]%
Mobile	$[**]	$[**]	[**]%
Washington DC	$[**]	$[**]	[**]%
Total	**$[**]**	**$[**]**	**[**]%**

The Current Book Cost to Collect Factors in the table above shall be referred to as the "**Initial Current Book Cost to Collect Factors.**" The Parties agree that the weighted average of the Initial Current Book Cost to Collect Factors is [**]%.

For the avoidance of doubt, the Current Book Cost to Collect Factor for each Current Book Eligible Recipient that will be used in the Base Fee calculation in **Section 1.1** as of April 1, 2016 shall equal the sum of:

(i) the applicable Initial Current Book Cost to Collect Factor, and

(ii) the aggregated value of all CB Adjustments (as defined in **Section 2.2**) for the applicable Current Book Eligible Recipient, as approved by the Cost Board in connection with the applicable CB Re-Assessment.

After April 1, 2016, the Current Book Cost to Collect Factors that result from the CB Re-Assessment may only be changed in accordance with **Section 2.3**, and such changes will be applied prospectively.

2.2. **CB Re-Assessments and CB Adjustments**

* The fractions in the table (expressed as a percentage) representing the Current Book Cost to Collect Factor for each Current Book Eligible Recipient as of the Effective Date were calculated as follows: (i) the numerator is equal to the aggregate amount of all fees and Charges (net of [**]) paid to Supplier pursuant to settled invoices for Dependent Services provided to such Current Book Eligible Recipient during the CB Baseline Period, excluding fees and Charges for Optional Services and otherwise normalized to account for any extraordinary retroactive payments that do not relate to Dependent Services provided during the CB Baseline Period to the extent such payments during the CB Baseline Period are in excess of similar payments made during other periods that do relate to Dependent Services during the CB Baseline Period (collectively, "**Current Book Cost to Collect Numerator**"); and (ii) the denominator is equal to the aggregate amount of Cash Collections received by the Current Book Eligible Recipients, in the aggregate, during the CB Baseline Period. Notwithstanding the formula illustrated herein, the Current Book Cost to Collect Factors set forth in the accompanying table shall be controlling as of the Effective Date, but will be subject to any CB Adjustments made by the Cost Board in connection with the CB Re-Assessment.

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH
CONFIDENTIAL Exhibit 4-A Page 3

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 4 Prior to April 1, 2016, the Parties will conduct an assessment of the cost assumptions underlying the Initial Current Book Cost to Collect Factors for each Current Book Eligible Recipient, including verifying the total costs required to provide the Dependent Services to each Current Book Eligible Recipients (each such assessment, a “CB Re-Assessment”). Based on the results of the applicable CB Re-Assessment, the Cost Board shall, prior to April 1, 2016, agree to an equitable adjustment to the Initial Current Book Cost to Collect Factor for each of the Current Book Eligible Recipients (“CB Adjustment”). The CB Adjustments will include the following: (i) if, for any Current Book Eligible Recipient, any “Service” (as defined in the Prior MPSA) that was provided by Supplier to such Current Book Eligible Recipient under the Prior MPSA will not be provided by Supplier to such Current Book Eligible Recipient under this Agreement as of April 1, 2016 (a “CB Discontinued Service”), then the Cost Board, upon confirming the foregoing, will calculate an equitable downward CB Adjustment to account for such CB Discontinued Service; (ii) if, for any Current Book Eligible Recipient, any Dependent Service that was not provided by Supplier to such Current Book Eligible Recipient under the Prior MPSA will be provided by Supplier to such Current Book Eligible Recipient under this Agreement as of April 1, 2016 (“CB Additional Service”), then the Cost Board, upon confirming the foregoing, will calculate an equitable upward CB Adjustment to account for such CB Additional Service; and (iii) if there is an expense which the Cost Board agrees: (x) is part of the Initial Current Book Cost to Collect Factor for a Current Book Eligible Recipient, (y) is reimbursed by Supplier to such Current Book Eligible Recipient, and (z) will, as of April 1, 2016, no longer be the financial responsibility of Supplier (such expense, a “CB Removed Expense”), then the Cost Board, upon confirming the foregoing will calculate an equitable downward CB Adjustment to account for such CB Removed Expense. (iv) Without limiting any of the foregoing, the Parties acknowledge that the Initial Current Book Cost to Collect Factors may not account for certain revenue cycle- related costs or expenses (including for employees or vendors) which are currently being borne by Ascension Health or a Current Book Eligible Recipient as of the Effective Date, including any such costs or expenses identified in the Original Assessment as “In Scope Revenue Cycle Expenses” (such costs and expenses, “CB Additional Expenses”). If, prior to April 1, 2016, Supplier believes, in good faith, that it is required to pay, reimburse, or otherwise be financially responsible for, any CB Additional Expenses, Supplier may submit a proposal to the Cost Board for an upward CB Adjustment for such CB Additional Expenses. For clarity, Supplier shall not pay, reimburse, or otherwise be financially responsible for any CB Additional Expenses unless, prior to April 1, 2016, the Cost Board, in good faith: (x) agrees that such CB Additional Expenses will be borne by Supplier; and (y) agrees to an equitable upward CB Adjustment for any affected Current Book Eligible Recipient to reflect such CB Additional Expenses. In connection with any CB Re-Assessment, the Parties shall consider the results of the CB Itemization Procedure and any effect on (A) the number of Affected Employees that may have to be transitioned to Supplier, and (B) the number of In-Scope Employees that will have to remain employed by Ascension Health or an Eligible Recipient (e.g., In-Scope Employees with clinical certifications or covered by collective bargaining agreements); provided, however, that if upon Ascension Health’s request, the lead executive of “Revenue Cycle Solutions” for a Current Book Eligible Recipient (an individual) is transferred to Supplier, any payroll costs and expenses relating to such position (and arising out of such individual's employment with Supplier) shall be [**] and the Current Book Cost to Collect Factor [**] on the basis of such transfer.

2.3. **Post-April 1, 2016 Adjustments to the Current Book Cost to Collect Factors**

If after April 1, 2016, (i) a Current Book Eligible Recipient requests that Supplier provide a Dependent Service that was not provided by Supplier to such Current Book Eligible Recipient under either the Prior MPSA or this Agreement (such Dependent Service, an "**Unused Service**") and (ii) the costs or expenses associated with such Unused Service are not accounted for in the determination of the Current Book Cost to Collect Factor for such Current Book Eligible Recipient as of the date such Unused Service would commence, then the applicable Current Book Cost to Collect Factor for such Current Book Eligible Recipient will be equitably increased by an amount to be determined by the Cost Board, and such adjustments shall be effective as of the date Supplier begins performing such Unused Service. For the avoidance of doubt, the mere reconfiguration or natural evolution of a Dependent Service (or multiple Dependent Services) that had been provided by Supplier under the Prior MPSA or this Agreement will not, by itself, trigger this **Section 2.3**, and such reconfigured or naturally evolved Dependent Service shall not constitute an Unused Service.

2.4. **New Services**

For the avoidance of doubt, if any Current Book Eligible Recipient requests that Supplier provide any services other than (i) Dependent Services, (ii) Physician Advisory Services or (iii) those services which will continue to be provided to a Current Book Eligible Recipient pursuant to **Section 1.2** of **Exhibit 17**, all such requested services shall be New Services under **Section 4.3(a)** of the MPSA.

3. **Additional Book Cost to Collect Factor.**

3.1. **Projected Tranches**. The transition of the Additional Book Eligible Recipients expressly set forth in **Exhibit 17**, **Section 2.2** has been segmented into three (3) Tranches as described in the table below:

"**Tranche**" means any of Tranche One, Tranche Two, and Tranche Three.

"**Tranche One**" means the Additional Book Eligible Recipients referred to as Austin, Waco, Tulsa, and Wichita.

"**Tranche Two**" means the Additional Book Eligible Recipients referred to as Indianapolis (including for the avoidance of doubt, Evansville) and Pensacola.

"**Tranche Three**" means the Additional Book Eligible Recipients referred to as Baltimore, Binghamton, Bridgeport, and Ministry (MHS).

Tranche	Projected Tranche Start Date	Projected Tranche End Date*	Additional Book Eligible Recipients
1	7/1/2016	7/1/2017	Austin, Tulsa, Waco, Wichita
2	7/1/2017	7/1/2018	Indianapolis, Pensacola
3	7/1/2018	7/1/2019	Baltimore, Binghamton, Bridgeport and Ministry (MHS)

"**Projected Tranche End Date**" means the date which the Parties project will be the Tranche End Date for each Tranche.

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH
CONFIDENTIAL Exhibit 4-A Page 5

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 6 3.2. Definition of Additional Book Cost to Collect Factor. “Additional Book Cost to Collect Factor” means, for each Additional Book Eligible Recipient in each Tranche, the percentages set forth in the table below that are applicable to such Tranche for the periods of time described therein (such percentages subject to any AB Adjustment agreed by the Cost Board that results from the applicable AB Re-Assessment). Implementation Quarter Initial Additional Book Cost to Collect Factor - Tranche 1 Initial Additional Book Cost to Collect Factor - Tranche 2 Initial Additional Book Cost to Collect Factor - Tranche 3 Quarter 1 [**]% [**]% [**]% Quarter 2 [**]% [**]% [**]% Quarter 3 [**]% [**]% [**]% Quarter 4 [**]% [**]% [**]% Quarter 5 [**]% [**]% [**]% Quarter 6 [**]% [**]% [**]% Quarter 7 [**]% [**]% [**]% Quarter 8 [**]% [**]% [**]% Quarter 9 [**]% [**]% [**]% Quarter 10 [**]% [**]% [**]% Quarter 11 [**]% [**]% [**]% Quarter 12 [**]% [**]% [**]% Quarter 13 through the remainder of the Term (“Terminal Value”) [**]% [**]% [**]% The Additional Book Cost to Collect Factors in the table above shall be referred to as the “Initial Additional Book Cost to Collect Factors.” The Additional Book Cost to Collect Factor for each Additional Book Eligible Recipient that will be used in the Base Fee calculation in Section 1.2, shall equal the sum of: (i) the applicable Initial Additional Book Cost to Collect Factor, and (ii) the aggregated value of all AB Adjustments (as defined in Section 3.4) for the applicable Additional Book Eligible Recipient, as approved by the Cost Board in connection with the applicable AB Re-Assessment. The Initial Additional Book Cost to Collect Factors shall apply beginning in the first calendar quarter in which the Commencement Date for the first Additional Book Eligible Recipient within Tranche One occurs (“Quarter 1” and each subsequent Quarter, “Quarter 2,” “Quarter 3,” etc.). In the event Ascension Health and Supplier mutually agree to add to or subtract from the number of Tranches, change or modify the particular Additional Book Eligible Recipients within a particular Tranche, or otherwise change the sequencing or timing of [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 7 the transitions of any Tranche (or the sequencing or timing of the transitions of Additional Book Eligible Recipients within a Tranche), the Parties shall, in good faith (x) agree upon any appropriate modifications to the Additional Book Cost to Collect Factors for any affected Additional Book Eligible Recipient (to the extent approved by the Cost Board) and (y) re-calculate the Terminal Value for each Tranche (if agreed upon by the Cost Board). Any of the foregoing changes shall be applied prospectively. 3.3. Assumptions and Components of the Additional Book Cost to Collect Factors. The Parties acknowledge and agree that the Initial Additional Book Cost to Collect Factors and the Additional Book Cost to Collect Factors for the Additional Book Eligible Recipients within any Tranche at any time during the Term, consist of: (1) the costs and expenses associated with providing the Dependent Services to the Additional Book Eligible Recipients in the applicable Tranche, which are contemplated to be incurred by Supplier in accordance with the assumptions set forth in the Original Assessment (as such Initial Base Cost Factors (as defined below)) may be adjusted in accordance with the applicable AB Re- Assessments conducted pursuant to Section 3.4) (expressed as a percentage of Baseline Cash) (the “Base Cost Factor”); Additional Book Eligible Recipient Initial Base Cost Factor Austin [**]% Tulsa [**]% Waco [**]% Wichita [**]% Indianapolis [**]% Pensacola [**]% Baltimore [**]% Binghamton [**]% Bridgeport [**]% Ministry (MHS) [**]% For purposes of calculating the Base Cost Factors for the Initial Additional Book Cost to Collect Factors (the “Initial Base Cost Factors”), the Original Assessment used FY15 as the “Baseline Year.” (2) the market-rate costs and expenses associated with any investments in technology, employees, and other infrastructure that are reasonably required to be made in order to improve operational performance of the Services to the Additional Book Eligible Recipients in the applicable Tranche, which costs and expenses, for purposes of calculating the Initial Additional Book Cost to Collect Factors only, are derived from the Original Assessment (but subject to confirmation or adjustment as part of the applicable AB Re-Assessments conducted in accordance with Section 3.4) (expressed as a percentage of Baseline Cash) (“I&I Factor”); and [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 8 Additional Book Eligible Recipient Initial I&I Factor Austin [**]% Tulsa [**]% Waco [**]% Wichita [**]% Indianapolis [**]% Pensacola [**]% Baltimore [**]% Binghamton [**]% Bridgeport [**]% Ministry (MHS) [**]% For purposes of the I&I Factors for the Initial Additional Book Cost to Collect Factors (the “Initial I&I Factors”), the Original Assessment used FY15 as the “Baseline Year.” (3) an additional adjustment (expressed as a percentage, the “Adjustment Factor”) that, as of any “Tranche End Date” (i.e., the date by which the I&I Factors for all of the Additional Book Eligible Recipients in the applicable Tranche have been fully phased in, in accordance with the table below) must be added to the sum of (x) the weighted average of the Base Cost Factors for all Subject ABMs (as defined in Section 3.5), and (y) the weighted average of the I&I Factors for all Subject ABMs (but only if such sum of (x) and (y) is less than the AB Floor), so that the sum of (x), (y), and the Adjustment Factor equals the AB Floor (such Adjustment Factor, subject to re-calculation in accordance with Section 3.5). For the avoidance of doubt, if the sum of (x) and (y) above is greater than the AB Floor, the Adjustment Factor shall be zero. Any Adjustment Factor calculated as of any Tranche End Date shall be applied going forward on a prospective basis. The Parties agree that the “AB Floor,” as of the Effective Date, will be [**]%, subject to adjustment in the event Dependent Services are added or removed in accordance with Section 3.4. For the avoidance of doubt, for purposes of the Initial Additional Book Cost to Collect Factors, the Initial Adjustment Factors (as defined in Section 3.5) for each Tranche shall apply. The I&I Factors for the Additional Book Eligible Recipients in each Tranche shall be phased in (i.e., the Additional Book Cost to Collect Factors shall incrementally increase) over a [**] [**] period per the schedule below in order to account for such investments. The table of Initial Additional Book Cost to Collect Factors in Section 3.2 reflects the phasing in of initial I&I Factors in accordance with the below. For the avoidance of doubt, any I&I Factor for any Additional Book Eligible Recipient will be considered fully phased in as of the first day of “[**]” after the applicable Commencement Date. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

[**] Phase-In %	Months [**]	Months [**]	Months [**]	Months [**]	Cumulative Phase-In % of I&I Factor (Annualized)
Year 1	[**]%	[**]%	[**]%	[**]%	[**]%
Year 2+	[**]%	[**]%	[**]%	[**]%	[**]%

3.4. **Re-Assessments Prior to the Commencement Date**.

Prior to the applicable Commencement Date for each Additional Book Eligible Recipient, Supplier will have completed certain re-assessments of the existing Revenue Cycle Operations at each of the Additional Book Eligible Recipients (an "**AB Re-Assessment**") in order to determine, for each Additional Book Eligible Recipient, the actual costs and expenses that will transition to Supplier. As part of any AB Re-Assessment, the Parties shall consider the results of any AB Itemization Procedure and follow the guiding principles set forth in **Article 8**. The AB Re-Assessment for any Additional Book Eligible Recipient shall be completed no less than [**] days prior to the applicable Commencement Date.

Dependent Services Addition/Removal: As part of the AB Re-Assessment for any Additional Book Eligible Recipient, the Parties shall determine if there are any changes to the types of the Dependent Services provided to such Additional Book Eligible Recipient, which changes may lead to the Cost Board making adjustments to the AB Floor (i.e., a newly added Dependent Service may lead to an increase of the AB Floor, and a removed Dependent Service may lead to a decrease in the AB Floor).

Base Cost Factor: As part of the AB Re-Assessment for any Additional Book Eligible Recipient, the Parties will verify the accuracy of the Base Cost Factor that resulted from the Original Assessment and led to the calculation of the applicable Initial Additional Book Cost to Collect Factor. If the costs or expenses of any employees or non-payroll vendors, or other costs or expenses pertaining to certain functions or areas that were not identified in the Original Assessment (and that were not used to determine the applicable Initial Additional Book Cost to Collect Factor), are determined in connection with any AB Re-Assessment to transition to Supplier (and therefore not be retained by Ascension Health) ("**Additional Transferred Expenses**"), the Cost Board shall, in good faith, agree to an equitable increase to the Base Cost Factor for the applicable Additional Book Eligible Recipient to reflect such Additional Transferred Expenses, and such increase shall be an AB Adjustment that is applied to the Base Fee calculation for such Additional Book Eligible Recipient as of the applicable Commencement Date. If the costs or expenses of any employees or non-payroll vendors, or other costs or expenses that were identified in the Original Assessment as "in-scope" (and that were used to determine the applicable Initial Additional Book Cost to Collect Factor) are determined in connection with any AB Re-Assessment to not transition to Supplier (and therefore are retained by Ascension Health) ("**Retained Expenses**"), the Cost Board shall, in good faith, agree to an equitable decrease to the Base Cost Factor for the applicable Additional Book Eligible Recipient to reflect such Retained Expenses, and such decrease shall be an AB Adjustment that is applied to the Base Fee calculation for such Additional Book Eligible Recipient as of the applicable Commencement Date.

I&I Factor: As part of the AB Re-Assessment for any Additional Book Eligible Recipient, the Parties may also verify the composition of the I&I Factors that led to the calculation of the applicable Initial Additional Book Cost to Collect Factor. In particular, Supplier will examine whether there exists at an Additional Book Eligible Recipient sufficient staffing and labor which is necessary to provide the Dependent Services to the applicable Additional Book Eligible

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 9

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 10 Recipient in a manner that Supplier reasonably believes is reflective of and consistent with the level of operating performance expected by Ascension Health. To the extent Supplier determines in good faith that there is an insufficient level of staffing and labor to attain such performance (“Labor Shortfall”), Supplier may submit to the Cost Board a proposal to resolve such Labor Shortfall. The Cost Board shall consider such proposal in good faith and agree to an equitable increase to the I&I Factor to account for any increase in costs or expenses which were not accounted for in the Initial I&I Factor, and such increase shall be an AB Adjustment that is phased in to the Base Fee calculation for such Additional Book Eligible Recipient in accordance with the table set forth in Section 3.3. 3.5. Adjustment Factor Re-Calculation. Upon each Tranche End Date (the most recently completed Tranche, the “Subject Tranche”), using the results of the AB Re-Assessment (as described in Section 3.4) for each Additional Book Eligible Recipient in the Subject Tranche and any previous Tranche (“Subject ABMs”), the Cost Board shall re-calculate the Adjustment Factor for each Additional Book Eligible Recipient in the Subject Tranche (but not for any prior Tranche). The Adjustment Factor will be re-calculated based on the existence of a Re-Assessment Surplus or Re-Assessment Deficit for such Tranche, as follows: “Re-Assessment Surplus” means that, as of the Tranche End Date: the sum of (x) the weighted average of the Base Cost Factors for the Subject ABMs, and (y) the weighted average of the I&I Factors for the Subject ABMs that, in each case, were calculated as part of the AB Re-Assessments, is greater than the sum of (x) the weighted average of the Base Cost Factors for the Subject ABMs, and (y) the weighted average of the I&I Factors for such Subject ABMs that, in each case, were calculated as part of the Original Assessment (i.e., the Initial Base Cost Factors and the Initial I&I Factors). “Re-Assessment Deficit” means that, as of the Tranche End Date: the sum of (x) the weighted average of the Base Cost Factors, and (y) the weighted average of the I&I Factors for the Subject ABMs that, in each case, were calculated as part of the AB Re-Assessments, is less than the sum of (x) the weighted average of the Base Cost Factors, and (y) the weighted average of the I&I Factors for such Subject ABMs that, in each case, were calculated as part of the Original Assessment (i.e., the Initial Base Cost Factors and the Initial I&I Factors). (i) Re-Assessment Surplus: If the Parties determine there is a Re-Assessment Surplus, then the Adjustment Factor applicable to the Subject Tranche according to the Original Assessment (“Initial Adjustment Factor”) shall be decreased by the amount of the Re-Assessment Surplus, provided that if the Re-Assessment Surplus is equal to or exceeds the Initial Adjustment Factor, the re-calculated Adjustment Factor for the Subject Tranche shall be zero (i.e., the Adjustment Factor cannot be a negative value). Any such re-calculated Adjustment Factor shall be applied going forward on a prospective basis. (ii) Re-Assessment Deficit: If the Parties determine that there is a Re-Assessment Deficit, then the Initial Adjustment Factor shall be increased by the amount of the Re-Assessment Deficit. Any such re-calculated Adjustment Factor shall be applied going forward on a prospective basis. 3.6. New Services. If any Additional Book Eligible Recipient or New ABM requests that Supplier provide any services other than (i) Dependent Services or (ii) Physician Advisory Services, all such requested services shall be New Services under Section 4.3(a) of the MPSA. 4. Base Fee Reductions.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 11 4.1. For each Additional Book Eligible Recipient or New ABM that receives Dependent Services from Supplier, the Base Fee attributable to such Additional Book Eligible Recipient or New ABM will be reduced by 5% on the fifth anniversary of the applicable Commencement Date for such Additional Book Eligible Recipient or New ABM through the remainder of the Term. 4.2. The Base Fee for each Current Book Eligible Recipient shall be reduced by 3.5% as of April 1, 2021 through the remainder of the Term. 5. Implementation Fees. Each Eligible Recipient shall pay Supplier implementation fees in the following amounts (each, an “Implementation Fee”): (i) each Additional Book Eligible Recipient shall pay Supplier an amount equal to [**]% of annual Cash Collections (measured as of the Baseline Year) of such Additional Book Eligible Recipient; and (ii) in addition (but without duplication) to the amount resulting from the foregoing clause (i), with respect to the implementation of Dependent Services at any New ABM (including, for the avoidance of doubt, any new hospitals), such Eligible Recipient shall pay Supplier an amount equal to [**]% of the annual Cash Collections (measured as of the last completed fiscal year of such Eligible Recipient) of such New ABM. For a New ABM with no Cash Collections (for example, a new hospital), the applicable Eligible Recipient shall pay Supplier an Implementation Fee in an amount equal to [**]% of Cash Collections for the first consecutive twelve- month period in which such New ABM has any Cash Collections. The applicable Eligible Recipients shall pay the Implementation Fees set forth herein in [**] equal [**] installments beginning on the Employment Effective Date for the first of the Transitioned Employees with respect to such Eligible Recipient. 6. Intentionally Deleted 7. Benefits Uplift. Ascension Health will have the option, in its sole discretion, to direct Supplier to provide a Benefits Uplift as described in and in accordance with Exhibit 13, Section 2.5(b). 8. Guiding Principles for the Re-Assessments. The Parties agree that, in connection with each AB Re- Assessment and CB Re-Assessment undertaken by the Parties, the Parties shall use the following guidelines. 8.1. For AB Re-Assessment Only. In connection with an AB Re-Assessment, the Base Cost Factor will include: (i) Payroll Expenses for Additional Book Eligible Recipients: All payroll costs and expenses at each Additional Book Eligible Recipient for In-Scope Employees (defined below) that are Affected Employees, and, to the extent not otherwise included in the definition of In-Scope Employees, all payroll costs and expenses for Management Employees (as defined in this Section 8.1), all of which shall be borne by Supplier. “In-Scope Employees” means those employees which are responsible for performing functions that relate to “Job Titles,” which at the applicable “Ministry” and at the applicable “Cost Center” (collectively, an “Area”) for Dependent Services which are designated, pursuant to the Original Assessment, as having an In-Scope Percentage (as defined below) that is: (A) greater than or equal to [**] percent ([**]%) (all of which employees shall also be deemed to be Affected Employees); and (B) higher than [**] percent ([**]%) but lower than [**] percent ([**]%), in each case of (A) and (B), subject to the right of the Cost Board to remove any such “Job Title”, job code, or some other categorical identifier, from the “In- Scope Employees.” Notwithstanding the foregoing, (y) subsection (B) of this definition shall include those employees working in departments which perform both Dependent Services and [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 12 services not qualifying as Dependent Services, and (z) any Additional Book Eligible Recipient may remove any Management Employee from the In-Scope Employee (in which case, Supplier shall have no obligation to reimburse the applicable Additional Book Eligible Recipient for any payroll costs and expenses relating to such Management Employees). “In- Scope Employees” shall exclude all National Employees. “In-Scope Percentage” shall mean, for any Area, the proportion of “In Scope FTEs” cost for such Area divided by the “Total FTEs” cost for such Area, in each case, as set forth in the Original Assessment. “Management Employee” shall mean any (i) Vice Presidents of Revenue Cycle, Executive Directors of Revenue Cycle, and Directors of Revenue Cycle, and (ii) any employees performing similar functions to any of the employees referenced in clause (i). “National Employee” shall mean any employee of Ascension Health engaged in Revenue Cycle Operations but without any operational responsibility for an Eligible Recipient; provided that those employees of Ascension Health’s Health Information Management (HIM) and National Revenue Integrity Team (NRIT) shall not be deemed National Employees and shall be deemed In-Scope Employees. (ii) IT Support/Real Estate Expenses for Additional Book Eligible Recipients: With respect to allocation of costs and expenses related to information technology support and real estate for purposes of inclusion in the Base Cost Factor, the Parties shall, prior to June 1, 2016, mutually agree in good faith on a methodology that (A) represents an accurate reflection of the allocation of costs and expenses between the Parties; and (B) favors simplicity in execution and invoicing. The Parties shall mutually agree in good faith on a mechanism to avoid a material amount of duplicate or unfunded costs or expenses related to IT support and real estate. (iii) Other Expenses for Additional Book Eligible Recipients: All costs and expenses relating to the following categories, as described in the Original Assessment: “Collection Services,” “Finance” (bank fees, service charges, etc.), “Internal Allocations for Shared Service Operations” (e.g., [**]), and “Other Purchased Services.” The following expense categories are not included in determining the Base Cost Factor: Depreciation. Allocation of all other expense categories shall be determined through mutual agreement of both Parties in good faith. 8.2. For Both AB Re-Assessment and CB Re-Assessment. In connection with an AB Re- Assessment or a CB Re-Assessment, the Base Cost Factor or the Current Book Cost to Collect Numerator, as applicable, will be based on the following principles. (i) Non-Payroll Expenses for Third-Party Vendors: The Base Cost Factor or the Current Book Cost to Collect Numerator, as applicable, will include all costs and expenses related to In- Scope Vendors (defined below), all of which shall [**], excluding any portion of the costs and expenses for Partially Related Vendors that are not related to the Services. “In-Scope Vendors” means third party vendors that perform functions as part of or related to the Services, including: (A) any vendor that, pursuant to the Original Assessment, provides a product, solution or service (a “Vendor Service”) that is [**] percent ([**]%) related to the Services; and (B) any vendor that is, pursuant to the Original Assessment, providing or offering a Vendor Service is [**] related to the Services (“Partially Related Vendors”). In-Scope Vendors shall not include any (y) IT Host System Vendor; and (z) vendor with respect to a Vendor Service that, pursuant to the Original Assessment, is not related to the Services in any manner. “IT Host System Vendor” means a third party vendor that provides a product, solution or service (including hosting or providing a platform or system) that is [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 13 used to capture patient encounters and associated charges that result in generation of a patient statement or bill. (ii) Partially Related Vendors: For any Partially Related Vendors, the portion of the cost of the Partially Related Vendor that relates to the Services will be [**]. The Cost Board may review the list of vendors from time to time and, when appropriate, determine whether any such vendor is not an In-Scope Vendor (subject to Section 8.2(iii). If a vendor is deemed not to be an In-Scope Vendor, an adjustment to the Current Book Cost to Collect Factor or Base Cost Factor shall be made [**] accordingly, and Supplier shall [**], such costs. (iii) Additional Considerations: a. If a termination fee or other termination-related costs or expenses must be paid to allow for the termination or any splitting of an existing In-Scope Vendor contract, such fee will be [**]. b. The allocation of one-time, lump-sum implementation and/or license fees for a particular In-Scope Vendor which are greater than or equal to [**] dollars ($[**]) will be dependent on whether or not such fees will be determined to be in or out of the Current Book Cost to Collect Numerator or Base Cost Factor, as applicable, by the Cost Board. If the Cost Board does not make such a determination, allocation of such fee shall be submitted for resolution in accordance with the governance mechanism set forth in Exhibit 6. Notwithstanding the foregoing, one-time, lump- sum implementation fees less than [**] dollars ($[**]) are included in the Current Book Cost to Collect Numerator or the Base Cost Factor, as applicable, and shall be [**]. c. Supplier and Ascension Health shall each be responsible for its own incurred costs associated with information technology, such as interface development, file transfers, and custom programming related to the Supplier technology solutions and other third party vendors. d. The allocation between the Parties of one-time costs related to information technology system conversion services, including consulting services, staff augmentation and training, shall be determined by mutual agreement of the Parties with any adjustment of the applicable Current Book Cost to Collect Numerator or Base Cost Factor, as applicable, to be agreed by the Cost Board. e. Recurring maintenance, support, service, license, or contingency fees for all In- Scope Vendor products, solutions, and services, shall be included in the applicable Current Book Cost to Collect Numerator or Base Cost Factor, as applicable, and [**]. f. Ascension Health reserves the right to separately contract with and utilize vendors for services not provided by Supplier, subject to such vendors being reviewed by the Cost Board to confirm that Supplier does not provide such service to any Eligible Recipient. If the use of any such vendor results in additional [**] for Ascension Health, Supplier may (A) [**] Ascension Health for the actual vendor cost or (B) have such additional [**] solely purposes of calculating the Base Fee for the applicable Eligible Recipient (to the extent such additional [**]). [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-A Page 14 9. Base Fee for New ABMs. With respect to any New ABM, (i) the Parties shall conduct an assessment of such New ABM that is consistent in scope with the Original Assessment, (ii) such assessment will identify any areas that may require investments in technology, employees, and other infrastructure that may improve the operational performance of the Services with respect to such New ABM, consistent 10. with the process used for Additional Book Eligible Recipients, (iii) the results of any such assessment shall be submitted to the Cost Board, and (iv) the Cost Board shall determine the methodology for calculating the Base Fee for such New ABM in accordance with guidelines and principles that are consistent with those set forth in this Exhibit 4-A that are applicable to Additional Book Eligible Recipients. 11. Windfall Situations and Changes in the Environment 11.1. In the event that there is a Force Majeure Event, a material change in the environment in which the Eligible Recipients are operating their revenue cycles, or a material change in the laws and regulations that apply to Ascension Health, Supplier, or an individual Eligible Recipient which significantly affects the economics of one or more of the Parties or frustrates the ability of a party to perform its obligations hereunder, through no fault of its own, the applicable Party shall have the right to request that the other Party or Parties consider a fair and appropriate adjustment to portions of the Base Fee. Upon such request, the Parties will, in good faith, discuss the costs associated with the change in circumstance, with the outcome to equitably reflect the incremental change in costs to deliver Dependent Services. 11.2. Examples of matters that could trigger a request to adjust the Base Fee include the following: (i) Material changes in the form of reimbursement by commercial or government payors, including changes to a payment model such as an at-risk or partial or fully capitated system; (ii) Changes in the Laws governing portions of provider processes in the revenue cycle such as the way medical treatments are reported (an example would be mandated changes to the medical coding that will result due to CMS’s requirement to implement ICD 10 or any subsequent material changes to the ICD nomenclature); (iii) Changes in payer or state regulation that may affect the performance of any functions comprising or included in the Dependent Services (e.g., financial clearance, transcription, coding, billing, and payer follow-up); (iv) An Eligible Recipient’s investment in or adoption of new technologies that affect the level of, or type of, work conducted in the revenue cycle (e.g., advances in EMR or CPOE technology that reduce the need for transcription services); and (v) Any large-scale system, which shall include any patient accounting system (e.g., EPIC, Cerner/Siemens, Meditech, McKesson), is replaced or undergoes a vendor change or other fundamental or significant conversion or modification.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 4-B INCENTIVE FEES FOR DEPENDENT SERVICES

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 1 Exhibit 4-B Incentive Fees for Dependent Services Any provisions with respect to payments for Discrete Initiatives (as defined in the Prior MPSA) shall be null and void as of the Effective Date and have no effect under this MPSA. 1. Incentive Payments 1.1. General. As part of its revenue cycle offering, Supplier will deliver a set of core strategies and management services designed to improve and optimize Eligible Recipient’s revenue cycle operations. Each Eligible Recipient shall pay to Supplier a Balance Sheet Incentive Payment and an Income Statement Incentive Payment, in each case subject to, and in accordance with, the terms of this Exhibit 4-B. Whether Supplier qualifies for a Balance Sheet Incentive Payment and/or an Income Statement Incentive Payment will be determined by measuring Supplier’s Actual Performance against a pre-determined and mutually agreed set of Operating Metrics and Performance Targets for each Facility operated by the Eligible Recipient. Each of the Balance Sheet Incentive Payment and Income Statement Incentive Payment will be determined on a Facility by Facility basis. The Balance Sheet Incentive Payment and the Income Statement Incentive Payment will relate to Supplier’s ability to deliver the Services efficiently and in compliance with all applicable rules and regulations. The Performance Targets for each Eligible Recipient shall be determined in accordance with Section 3.3 below. 1.2. Calculation of Incentive Payments For purposes of this Exhibit, the following terms will have the meanings set forth below: “Facility” means, for purposes of this Exhibit, a hospital or similar healthcare facility of an Eligible Recipient. “Balance Sheet Incentive Payment” means, with respect to any Facility for any Measurement Period, an amount equal to the product of: (i) the Cash Collections of such Facility for such Measurement Period, multiplied by (ii) [**], further multiplied by (iii) the Balance Sheet Aggregate Weighted Score (as defined in Section 6 below) for such Facility for such Measurement Period. “Income Statement Incentive Payment” means, with respect to any Facility for any Measurement Period, an amount equal to the product of: (i) the Cash Collections of such Facility for such Measurement Period, multiplied by (ii) [**], further multiplied by (iii) the Income Statement Aggregate Weighted Score (as defined in Section 6 below) for such Facility for such Measurement Period. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 2 2. Operating Metrics Scorecard 2.1. General. An Operating Metrics Scorecard will be utilized to determine the Income Statement Aggregate Weighted Score and Balance Sheet Aggregate Weighted Score for each Facility of each Eligible Recipient receiving Services for each Measurement Period in order to determine the amount of any Balance Sheet Incentive Payment and/or Income Statement Incentive Payment earned by Supplier for such Measurement Period. The Operating Metrics Scorecard will be populated with the requisite financial performance data from the Eligible Recipient’s patient accounting system(s) using the Crowe RCA System. The Crowe RCA System is a decision support tool that has been deployed in a standard fashion across Ascension Health. The Crowe RCA System will be the sole source of data for the Operating Metrics Scorecard. The Operating Metrics Scorecard will also include the supporting information that is used to determine the Balance Sheet Aggregate Weighted Score and the Income Statement Aggregate Weighted Score. 2.2. Metrics. The Operating Metrics are comprised of the (7) revenue cycle operating metrics set forth in the table below: # Metric Category Numerator Denominator 2) [**] [**] [**] [**] 4) [**] [**] [**] [**] 5) [**] [**] [**] [**] 7) [**] [**] [**] [**] 8 a) [**] [**] [**] [**] 8 b) [**] [**] [**] [**] 9) [**] [**] [**] [**] A more detailed definition for each metric is provided in Appendix A By mutual agreement, an Eligible Recipient and Supplier may elect not to utilize one or more Operating Metrics if it is determined that the underlying data is not accurate or is not available to support the timely calculation of performance. Upon such election, subject to Section 5.1 below, such Eligible Recipient shall determine the manner in which the weight previously assigned to such Operating Metric is reallocated among the remaining Operating Metrics; provided, however, that (i) in no case shall the total weight allocated to the Income Statement Operating Metrics exceed [**]% and (ii) the total weight placed on all Operating Metrics shall remain 100%. Such Eligible Recipient shall provide prompt notice to Supplier of such re-allocation, and such re- allocation shall be effective for all Measurement Periods ended on or after the date of such notice. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 3 3. Target Setting Process 3.1. General. Each Eligible Recipient and Supplier will calculate the Performance Targets in accordance with this Section 3.1 and Sections 3.2 and 3.3 below for each Operating Metric in the Operating Metrics Scorecard. The Performance Target for each Operating Metric that is designated as an Income Statement Performance Metric in the table in Section 2.2 above (each, an “Income Statement Performance Metric”) shall be calculated using a [**] month measurement period. In order to account for calendar and seasonal variances that can affect AR management from period to period, the Performance Target for each Performance Metric designated as a Balance Sheet Performance Metric in the table in Section 2.2 above (each, a “Balance Sheet Performance Metric”) shall be calculated, at the applicable Eligible Recipient’s election, either (i) using a quarterly average measured over a twelve month measurement period (an “Annual BS Performance Target”) or (ii) using separate data from each fiscal quarter to calculate a unique quarterly Performance Target for Measurement Periods corresponding with the same fiscal quarter in future years (a “Quarterly BS Performance Metric”). Each Current Book Eligible Recipient shall notify Supplier of such election on or prior to February 29, 2016. 3.2. Balance Sheet Operating Metrics – Payer Level Targets. The Performance Targets for each of (i) Performance Metric #5 ([**]) and (ii) Performance Metric #7 ([**]) shall be set at the payer group level (i.e., separate Performance Targets with respect to each payer group). An overall Performance Target for a Facility for such Operating Metrics will be calculated for each Facility as the weighted average (based on payer mix) of each payer group specific Performance Target, with such weighted average calculation (but not the payer-level Performance Targets) to be recalculated each Measurement Period based on changes in payer mix at each applicable Facility in accordance with Subsections (b) and (c) below. For the avoidance of doubt, Performance Targets for Operating Metric # 4 ([**]) shall be calculated in the aggregate (i.e., Facility level) and not at the payer level and will not be subject to any adjustment based on payer mix. (a) The following six (6) payer groups shall be utilized in setting payer level Performance Targets for the Balance Sheet Operating Metrics: (1) [**], (2) [**], (3) [**], (4) [**], (5) [**] and (6) [**]. The payer groupings will be derived utilizing the Crowe RCA System Primary SIPG (System Insurance Provider Group) and aggregated into payer groupings as follows: [**] (b) Operating Metric [**] – Payer Mix Adjusted Performance Target Calculation The Performance Target for Operating Metric #5 ([**]) will be adjusted for changes in payer mix for every quarterly Measurement Period, resulting in an aggregate (i.e., Facility level) Performance Target in any Measurement Period equal to the weighted average of each of the individual payer level Performance Targets for this Operating Metric during such Measurement Period. The payer mix (i.e., the respective weighting for each payer specific Performance Target) utilized to adjust the Facility level Performance [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 4 Target for any Measurement Period will be determined using Gross Patient Services Revenue for the applicable Measurement Period. The measurement of Actual Performance for this Operating Metric for any Measurement Period shall be measured in the aggregate (i.e., at the Facility level) and not at the individual payer level. An example calculation of the Performance Target for a Facility is set forth below: Example Calculation (A) (B) (C) D=(B)*(C) Payer Mix Target Gross Revenue - Measurement Period Payer Mix - Measurement Period Target Days by Payer Target Days by Payor Weighted - Measurement Period [**] $[**] [**]% [**] [**] [**] $[**] [**]% [**] [**] Performance Target [**] (c) Operating Metric [**] – Payer Mix Adjusted Performance Target Calculation The Performance Target for Operating Metric #7 ([**]) will be adjusted for changes in payer mix for every quarterly Measurement Period, resulting in an aggregate (i.e., Facility level) Performance Target in any Measurement Period equal to the weighted average of each of the individual payer level Performance Targets for this Operating Metric during such Measurement Period. The payer mix (i.e., the respective weighting for each payer specific Performance Target) utilized to adjust the Facility level Performance Target for any Measurement Period will be determined using Gross Patient Services Revenue for the six (6) month period ending the quarter prior to the Measurement Period. The measurement of Actual Performance for this Operating Metric for any Measurement Period shall be measured in the aggregate (i.e., at the Facility level) and not at the individual payer level. An example calculation of the Performance Target for a Facility is set forth below: Example Calculation (A) (B) (C) D=(B)*(C) Payer Mix Target Gross Revenue – 6 mo period ending Qtr prior to Measurement Period Payer Mix - 6 mo period ending Qtr prior to Measurement Period Target Days by Payer Target Days by Payor Weighted - Measurement Period [**] $[**] [**]% [**] [**] [**] $[**] [**]% [**] [**] Performance Target [**] [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 5 3.3. Eligible Recipient Performance Targets. Eligible Recipient Performance Targets will be calculated for each of the 7 Operating Metrics at the site level (e.g., for each Facility) in accordance with this Exhibit 4-B. Performance Targets will be calculated for each Additional Book Eligible Recipient and New ABM prior to the applicable Supplement Commencement Date and will remain in effect unchanged (other than the payer mix adjustments described in Section 3.2 above) unless modified in accordance with the process set forth in Section 3.4 below. The Performance Targets for each Operating Metric for the Current Book Eligible Recipients will be calculated in accordance with Sections 3.1 and 3.2 above using such Eligible Recipient's average [**] during the applicable portion (i.e., quarterly periods or annual, in accordance with Sections 3.1 and 3.2 above) of such Eligible Recipient's [**]. For Additional Book Eligible Recipients and New ABM, the Performance Targets will be calculated in accordance with Sections 3.1 and 3.2 above using such Eligible Recipient's average [**] during the applicable portion (i.e., quarterly periods or annual, in accordance with Sections 3.1 and 3.2 above) of such Eligible Recipient's [**]. The calculation of Operating Metrics will utilize the same definitions, data sources, and systems during the period(s) utilized to set Performance Targets and all Measurement Periods for the Supplement Term. Any changes to the calculation or source data, definitions, or systems which the Supplier and Eligible Recipient agree are necessary to assure that the Performance Targets and the method of calculating the Performance Targets and actual Operating Metric performance fairly reflect operating performance during the Term of the Supplement will be incorporated into the Operating Metrics Scorecard on a timely basis, with such changes having effect for all subsequent Measurement Periods. 3.4 Eligible Recipient Performance Target Reset An opportunity to reset the Performance Target for each of the Operating Metrics will occur every [**] during the Term of the MPSA. In the [**] months prior to the applicable anniversary of the Effective Date of the MPSA, Supplier and each Eligible Recipient that has had a Supplement in effect for at least [**] will meet to discuss whether to reset the Performance Target. The baseline reset methodology to be discussed will allow the Performance Target for each Operating Metric to increase or decrease, and may reflect or be derived from the following as mutually agreed upon information and factors: - Then-current ISOFP (Integrated Strategic Operating Financial Plan) improvement targets; - External benchmarks; and/or - Then-current performance (e.g., resetting the Performance Target levels to be equal to the mid-point between the prior Performance Target level and the trailing twelve month Actual Performance for each Incentive Metric value such that, if the prior Performance Target on Operating Metric A, where a higher number indicates improved performance, is 20 and the current performance level is 40, the “reset” Performance Target could become 30). [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Any adjustment to Performance Targets resulting from this Section 3.4 must be mutually agreed, shall apply prospectively only and shall not be applied to Measurement Periods preceding the written agreement of the Parties with respect to such adjustment.

4. Upper and Lower Bound

In additional to calculating Performance Targets for each Operating Metric, Eligible Recipient and Supplier determine an Upper Bound and a Lower Bound for each Operating Metric in accordance with section 8.5 below. The Lower Bound target and the Upper Bound target shall be at the same distance from the Performance Target.

The Lower Bound and Upper Bound define the relative percentage decrease/increase in value that will be assigned to each Operating Metrics Scorecard metric based on Supplier's Actual Performance relative to target. This calculation is defined in section 6.C below.

5. Eligible Recipient Metric Weighting

5.1. General. A weight is assigned to each metric in the Operating Metrics Scorecard of at least [**] percent ([**]%) but no more than [**] percent ([**].0%) to each metric. The sum of assigned weights for the in-scope metrics in the Operating Metrics Scorecard must equal one hundred percent (100%).

5.2. Initial Weighting. For purposes of calculating each Weighted Score, each Operating Metric shall be assigned the relative weight set forth opposite such Operating Metric in the table below.

Weighting		
Metric 1	**Metric Removed**	Removed
Metric 2	[**]	[**]%
Metric 3	**Metric Removed**	Removed
Metric 4	[**]	[**]%
Metric 5	[**]	[**]%
Metric 6	**Metric Removed**	Removed
Metric 7	[**]	[**]%
Metric 8a	[**]	[**]%
Metric 8b	[**]	[**]%
Metric 9	[**]	[**]%
Metric 10	**Metric Removed**	Removed

5.3. RESERVED

5.4. Ascension Health Metric Weight Reset

Ascension Health and Supplier may reset the weighting for the Operating Metrics to the extent such changes are mutually agreed by Ascension Health and Supplier.

6. Operating Metric Scorecard Performance

An Operating Metric report card will be generated at the end of each Measurement Period summarizing Supplier's overall Operating Metrics Scorecard performance for the Measurement

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH
CONFIDENTIAL Exhibit 4-B Page 6

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 7 Period, including the Balance Sheet Aggregate Weighted Score and Income Statement Aggregate Weighted Score. Key Definitions a) “Actual Performance” - The actual result achieved for an Operating Metric during the Measurement Period. b) “Lower Bound” - means, with respect to any Operating Metric, the Actual Performance for such Operating Metric that would result in a Performance Score for such Operating Metric of [**]%. c) “Performance Score” - means the percentage value assigned to the Operating Metric based on the relationship of the Actual Performance for the Operating Metric as compared to the Performance Target metric value as measured based on the relationship between the Performance Target and the Lower Bound and the Upper Bound. The Performance Score range for any one Operating Metric may not be greater than [**]% or less than [**]%. For any Operating Metric, the Performance Score resulting from Actual Performance shall equal the sum of: (i) the product of (x) a fraction, the numerator of which is [**]%* and the denominator of which is the result of the Upper Bound for such Operating Metric less the Performance Target for such Operating Metric) multiplied by (y) the result of the Actual Performance for such Operating Metric less the Performance Target for such Operating Metric; plus (ii) [**]%. For further clarity, the formula above expressed mathematically is: [([**]%)/(Upper Bound – Performance Target)*(Actual Performance – Performance Target)] + [**]% [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission. * The 50% numerator of this fraction is derived from subtracting the [**]% mid-point from the [**]% Upper Bound.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 8 An example of such calculation of Performance Score is set forth below: Example calculation for Operating Metric [**] Percent of Target Operating Metric Result Lower Bound [**]% [**] Target [**]% [**] Upper Bound [**]% [**] Actual Performance [**] Performance Score is the result of [([**]%)/([**])*([**])]+[**]% Performance Score [**]% d) “Performance Target” – means, with respect to any Operating Metric, the Actual Performance for such Operating Metric that would result in a Performance Score for such Operating Metric of [**]%. e) “Weighted Score” - means the result of multiplying the Performance Score by the assigned weight for each Operating Metric as set forth in Section 5.2 above. f) “Upper Bound” - means, with respect to any Operating Metric, the Actual Performance for such Operating Metric that would result in a Performance Score for such Operating Metric of [**]%. g) “Balance Sheet Aggregate Weighted Score” - means, for any Facility for any Measurement Period, the sum of the Weighted Scores for each Balance Sheet Operating Metric for such Facility and such Measurement Period. h) “Income Statement Aggregate Weighted Score” - means, for any Facility for any Measurement Period, the sum of the Weighted Scores for each Income Statement Operating Metric for such Facility and such Measurement Period. Example Facility - Quarterly Operating Metric Scorecard below: [**] 7. Timing of Calculation (a) The Operating Metrics Scorecard for each Eligible Recipient will be calculated at the end of each Measurement Period. For Income Statement Operating Metrics the calculation will be a rolling average effective from the first day of the applicable Eligible Recipient’s [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 9 fiscal year, and will reset annually on the first day of each subsequent fiscal year of such Eligible Recipient (e.g. an Eligible Recipient’s third fiscal quarter measurement would reflect fiscal year to date performance for the first three quarters of the fiscal year). The Income Statement Operating Metrics will be measured quarterly, on a cumulative basis within any single Ascension Fiscal Year and the resulting Income Statement Incentive Payment will be paid quarterly, independent of the measurement, billing and payment of the Balance Sheet Operating Metrics and the Balance Sheet Incentive Payment related thereto. For Balance Sheet Operating Metrics the calculation of Actual Performance will reflect active AR values at the end of each Measurement Period which will be deemed final for each quarter. The Balance Sheet Operating Metrics will be measured quarterly, on a non-cumulative basis and the resulting Balance Sheet Incentive Payment will be paid quarterly, in each case independent of the measurement, billing, and payment of the Income Statement Operating Metrics. The table below provides a summary of key concepts outlined above. # Metric Target Calculation Financial Statement 1) Metric Removed 2) [**] [**] [**] [**] 3) Metric Removed 4) [**] [**] [**] [**] 5) [**] [**] [**] [**] 6) Metric Removed 7) [**] [**] [**] [**] 8a) [**] [**] [**] [**] 8b) [**] [**] [**] [**] 9) [**] [**] [**] [**] 10) Metric Removed [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

An illustrative example of the Income Statement metrics calculation is set forth below to illustrate the cumulative CYTD (Contract Year to Date) rolling average calculation for Income Statement metrics.

CYTD Results Through Each Quarter

Quarter	[**]	[**]	[**]	[**]	[**]
Q1	$[**]	$[**]	$[**]	$[**]	[**]%
Q2	$[**]	$[**]	$[**]	$[**]	[**]%
Q3	$[**]	$[**]	$[**]	$[**]	[**]%
Q4	$[**]	$[**]	$[**]	$[**]	[**]%

(b) Notwithstanding the foregoing, with respect to each Current Book Eligible Recipient, for the fiscal year ended June 30, 2016, Actual Performance for all Income Statement Operating Metrics shall be measured cumulatively for the period beginning July 1, 2015 and ending March 31, 2016 in accordance with the terms of the Prior MPSA, with such measurement resetting such that the Actual Performance for all Income Statement Operating Metrics shall be measured for the period beginning April 1, 2016 and ending June 30, 2016 under the terms of this Exhibit 4-B, and all measurement for Income Statement Operating Metrics shall 'reset' for the fiscal year beginning July 1, 2016.

8. Target Setting Guidance

8.1. General. For Current Book Eligible Recipients, the Performance Target, unless otherwise agreed by Supplier and Ascension Health, for each Operating Metric shall be calculated in accordance with Section 3.3 above to reflect [**]. For the Additional Book Eligible Recipients and New ABM, unless otherwise agreed by Supplier and Ascension Health, the Performance Target value for each Operating Metric shall be calculated in accordance with Section 3.3 above to reflect the [**] ("**Historical Performance**"). The Crowe RCA System shall be the primary source for establishing the Eligible Recipient's Actual Performance.

8.2. Intentionally Deleted.

8.3. Intentionally Deleted

8.4. Performance Range. Once a Performance Target ([**]%) is established for each Operating Metric for each Eligible Recipient, a Lower Bound ([**]%) and Upper Bound ([**]%) performance range for each Operating Metric will be established in accordance with Section 4 above and Section 8.5 below.

8.5. Principles. The table below summarizes the method for establishing the Performance Target, and the Upper Bound and Lower Bound for each Operating Metric. The applicable Eligible Recipient and Supplier will establish an Upper Bound and Lower Bound for each Operating Metric in accordance with the method provided in below table, unless otherwise agreed by such Eligible Recipient and Supplier.

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH
CONFIDENTIAL Exhibit 4-B Page 10

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 11 # Metric [**]% Target Target [**]%) [**]% Target 1) Metric Removed 2) [**] -[**] Pursuant to section 3.3 [**] 3) Metric Removed 4) [**] [**] Pursuant to section 3.3 -[**] 5) [**] [**] Pursuant to section 3.3 [**] 6) Metric Removed 7) [**] [**] Pursuant to section 3.3 [**] 8a) [**] [**] Pursuant to section 3.3 [**] 8b) [**] [**] Pursuant to section 3.3 [**] 9) [**] [**] Pursuant to section 3.3 [**] 10) Metric Removed 9. Timetable for Target Setting 9.1. General. (a) For Current Book Eligible Recipients, Performance Targets, Upper Bounds and Lower Bounds will be calculated no later than (x) with respect to each Current Book Eligible Recipient, March 31, 2016 and (y) with respect to each Additional Book Eligible Recipient and New ABM, no later than the commencement of Services to such Eligible Recipient pursuant to the MPSA. (b) No later than sixty (60) days following the Effective Date, Supplier and Ascension Health shall append an annex to this Exhibit 4-B setting forth for each Current Book Eligible Recipient: (i) The elections of such Eligible Recipient for the use of Annual BS Performance Target or Quarterly BS Performance Targets for each Balance Sheet Operating Metric pursuant to Section 3.1 above; and (ii) The Performance Target, Lower Bound and Upper Bound for each Operating Metric at each Facility. (c) In the event the Performance Target, Upper Bound and Lower Bound have not been determined for any Eligible Recipient by the date applicable to such Eligible Recipient under Section 9.1(a) above, the Performance Score for each Operating Metric for such Eligible Recipient shall be deemed to be [**]% for all Measurement Periods until such Performance Targets, Upper Bounds and Lower Bounds have been determined (with such actual determined Performance Targets, Upper Bounds and Lower Bounds becoming effective for all Measurement Periods subsequent to such determination). [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 12 (d) Review and Invoicing Process Step 1: Operating Metric Scorecard will be provided and distributed by Ascension Health from the Crowe RCA System by the [**]th calendar day of the month following the end of each Measurement Period. Step 2: Eligible Recipient and Supplier will have [**] calendar days from the delivery of an Operating Metric Scorecard to review such Operating Metric Scorecards for the Eligible Recipient’s Facilities, perform audits of RCA data as appropriate, and work to reach agreement on the Operating Metrics Scorecards for the Measurement Period. In the event that a potential error is identified in the Operating Metrics Scorecard, which could have a material impact on the measurement of the scorecard performance for the period, the parties will work to identify the range of impact of the potential error and shall establish a mutually agreed upon plan to review and resolve such potential error. Absent exceptional circumstances, the parties will work to resolve all such issues within [**] days. Step 3: Supplier will invoice Eligible Recipient for the Balance Sheet Incentive Payment and Income Statement Incentive Payment for its Facilities no later than the [**] calendar days following the end of the Measurement Period (quarter) for which such Balance Sheet Incentive Payment and Income Statement Incentive Payment accrued. The invoice shall not include amounts associated with unresolved potential errors identified Step 2 above. Step 4: Balance Sheet Incentive Payments and Income Statement Incentive Payments shall be jointly reviewed quarterly by the Eligible Recipient and Supplier promptly following the delivery of Operating Metric performance results by Supplier to Ascension Health. To the extent that neither party delivers written notice of objection to such results within [**] days following such delivery to Ascension Health, the performance results and the resulting Incentive Fees shall be final and binding on the applicable parties. (e) Adjustments to Measurement Metrics When appropriate, Eligible Recipient and Supplier can mutually agree to adjust the calculation of one or more metrics when market events or actions outside of either Party’s control compromise the ability to accurately compare Actual Performance to Performance Targets and/or to Historical Performance. Any such adjustments shall only take effect on a prospective basis from and after the Measurement Period during which the Parties agree to such adjustments. (f) Governance Principles a. General. Eligible Recipient(s) agree to promptly notify Supplier of any proposed changes to the Crowe RCA System that might impact any of the revenue cycle operating metrics including but not limited to the introduction of new transaction codes, changes to the transaction code mapping tables, or the processes and scripts used in calculating the [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 13 individual metrics. Supplier will have sufficient time to review, discuss and concur with the proposed changes before they are implemented. b. Notification. Supplier agrees to promptly notify Eligible Recipient(s) of any proposed changes in the processes or technology under their management that might impact any of the revenue cycle operating metrics including but not limited to the use of transaction codes or management of accounts receivables. Eligible Recipient will have sufficient time to review and discuss the proposed changes before they are implemented. c. Records. Supplier and Eligible Recipient will maintain a reconciled a record of the key assumptions used to derive targets and/or make decisions to support development and management of the Operating Metrics Scorecard. d. Supplier Access. Supplier will be given access to the RCA database to review, reconcile and validate the data used to populate the Operating Metrics Scorecard. Supplier will have the right to audit the RCA database. In the event the Supplier’s auditor requires information regarding or from the database or access to the database in connection with its audit related to Supplier’s financial or operating controls, Ascension Health shall reasonably cooperate with Supplier to secure that information for Supplier’s auditors. Any data or database deficiencies will be addressed by Eligible Recipient in a timely manner. e. Windfall Situations and Changes in the Environment. In the event that there is a Force Majeure Event, a material change in the environment in which the Eligible Recipients are operating their revenue cycles, or a material change in the laws and regulations that apply to Ascension Health, Supplier, or an individual Eligible Recipient which significantly impacts the economics of one or more of the Parties or frustrates the ability of a party to perform its obligations hereunder, through no fault of its own, the applicable Party shall have the right to request that the other Party or Parties consider a fair and appropriate adjustment to the Operating Metrics Scorecard. Upon such request, Supplier and Ascension Health will discuss the impact associated with the change in circumstance, with the outcome to equitably reflect the impact on the Operating Metrics Scorecard. Examples of material matters that could affect one or more metrics on the Operating Metrics Scorecard performance include, but are not limited to, the following:  Payor bankruptcies.  Delayed implementation of agreed to rates between insurance company and Eligible Recipient.  Payor initiated take backs and/or retrospective changes to previously adjudicated claims.  A pattern of services to patients for whom Eligible Recipient is not certified by a payor to bill for such services and thus not entitled to reimbursement.  Changes in accounting treatment (e.g., changes in netting policies on individual open patient accounts receivable balances).  Changes in Self-Pay Discounts and/or changes in Charity Policy.  Material shifts in gross charge pricing.  Material growth or decline in self pay population or patient residual balance after insurance.  Changes in accounts receivable write-off policies or Medicaid Pending aging policies  Changes in calculation method for bad debt reserve modeling.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 14  Implementation of new systems outside the control of Supplier (e.g., new patient accounting system).  Regulatory changes, including changes to the ICD nomenclature (e.g., ICD-10).

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 15 APPENDIX A – Alternative Measurement Metrics Calculation Methods A. Date of Service: It is the Discharge Date for Inpatients, Admit Date for Outpatient B. Historical [**] Period: It is the [**] period ending [**] prior to the end date of the Measurement Quarter. For example, for 9/30/2012 Measurement Quarter, the Historical [**] Period would be [**] thru [**]. C. [**]-month run-out period: It is the [**]-month period from the last day of the Historical [**] Period 1. Reserved 2. Metric: [**] Calculation: [**] Measurement Period: [**] Other Notes: [**] 3. Reserved 4. Metric: [**] Calculation: [**] Measurement Period: [**] Other Notes: [**] 5. Metric: Total Gross (Days) Calculation: [**] Measurement Period: [**] Other Notes: [**] [**] I 6. Reserved [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 16 7. Metric: [**] Calculation: [**] Measurement Period: [**] Other Notes: [**] 8a. Metric: [**] Calculation: [**] Measurement Period: [**] Other Notes: [**] 8b. Metric: Clinical Denials as % of NPSR Calculation: [**] Measurement Period: [**] Other Notes: [**] 9. Metric: Bad Debt Write-offs as % of GPSR Calculation: [**] Measurement Period: [**] Other Notes: [**] FOOTNOTES A - Reserved B - Reserved - [**] E - Reserved F - Reserved [**] K - Reserved [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-B Page 17 L - Reserved [**] Q - Reserved - R - Reserved [**] U - Reserved [**] [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 4-D PAYMENT TERMS

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-D Page 1 Exhibit 4-D Payment Terms 1. Base Fees. (a) The Base Fee will be invoiced [**] and paid [**] equal installments. Supplier shall provide each Eligible Recipient with an invoice for the Base Fee [**] days before the first day of each [**] in which the Services applicable to such Eligible Recipient are to be provided. The [**] payment of the applicable portion of the invoice for Base Fee shall be made by wire transfer, or other mutually acceptable means, on or before the [**]. (b) The Base Fee invoice shall be adjusted as appropriate to reflect any applicable Service Level Credits and Earnbacks related to Service Levels as described in Exhibit 3. 2. Incentive Fees for Dependent Services. Invoicing for Balance Sheet Incentive Payments and Income Statement Incentive Payments will be performed in the manner set forth in Exhibit 4-B. Payment for such invoices shall be made by wire transfer, or other mutually acceptable means, within [**] days after receipt of such invoice. 3. Fees for Physician Advisory Services. Fees for Physician Advisory Services will be determined in the manner set forth in Exhibit 4-E. Supplier will invoice the applicable Eligible Recipient for Physician Advisory Services within [**] [**] days after the end of the [**] in which such Services were provided. Payment for these fees shall be made by wire transfer, or other mutually acceptable means, within [**] days after receipt of such invoice. 4. Miscellaneous. (a) Upon Ascension Health’s or the applicable Eligible Recipient’s reasonable request, Supplier shall provide invoices with varying degree of detail as specified in the applicable Supplement. (b) Any disputes involving Base Fees or incentive fees shall be addressed in the manner set forth in Section 19.1 of the MPSA. 5. All other charges, fees, reimbursements, and other amounts due or owing pursuant to this Agreement shall be paid by Ascension Health or the applicable Eligible Recipient, as applicable, by wire transfer or other mutually acceptable means, within [**] days after the date of Supplier’s invoice with respect thereto. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 4-E PHYSICIAN ADVISORY SERVICES PRICING

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 4-E Page 3 Exhibit 4-E Physician Advisory Services Pricing Fees for Physician Advisory Services as listed in Exhibit 2-B will be provided according to the following schedule: Service Price Concurrent Admission Reviews, Retrospective Admission Reviews, Readmission Review, Procedure Reviews (Cardiology and other Procedure Reviews) $[**] per case Rebate Schedule: Rebates are triggered by annual case volumes system-wide, and will be calculated on a rolling twelve-month basis, with each case entitled to only one rebate, based on the volume calculated at the time it is billed. Rebate Amount Per Case Lower Limit Upper Limit $[**] [**] $[**] [**] [**] $[**] [**] [**] $[**] [**] Service Price Appeal Support: If Supplier has done the level of care status review on the case and it was billed per that status:  [**] for redetermination and reconsideration of Medicare accounts  $[**] per case for each ALJ Review  $[**] per hour for DAB Review, judicial review at district court, and initial state court proceeding  [**] for appellate review and beyond  [**] for 1st and 2nd level appeals for non- Medicare accounts  $[**] per case, per level above redetermination and reconsideration for commercial accounts Appeal Support: If Supplier has not done a level of care review on the case or the status was not billed per Supplier’s recommended status:  $[**] per case per level for redetermination and reconsideration  $[**] per case for ALJ Review  $[**] per hour for DAB review, and judicial review at district court and initial state court proceedings  Price to be agreed upon for appellate review and beyond  $[**] per level commercial appeal Consultative Services  Business Professional/ Case Manager = $[**] per hour  IT Integration = $[**] per hour  Physician = $[**] per hour  Analyst Support = $[**] per hour  Physician Specialist/Legal = $[**] per hour  Chart Audits: $[**]/case First Level Review $[**] per case Physical Mailing of Appeal Letter and Medical Record on Client’s Behalf $[**] per mailing [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 5 HUMAN RESOURCES PROVISIONS

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 5 Page 1 Exhibit 5 Human Resources Provisions In the event Supplier utilizes Contract Employees to perform Services, the following terms and conditions shall apply: 1. Contract employee roster. SUPPLIER SHALL ESTABLISH, WITH ASSISTANCE FROM SUCH ELIGIBLE RECIPIENT, A ROSTER OF CONTRACT EMPLOYEES AND THEIR ASSOCIATED COMPENSATION (THE “Contract Employee Roster” or “Roster”), for each applicable Supplement. The initial Contract Employee Roster shall be set forth in the applicable Supplement and be modified as needed based upon mutual agreement as part of the Transition Services for each applicable Eligible Recipient. 1.1 The Contract Employee Roster shall be reviewed bi-weekly (i.e., every other week) by the Supplier Site Lead and the designee of the applicable Eligible Recipient to ensure the accuracy of the Contract Employee invoice and payment. 1.2 Changes to the Contract Employee Roster and the rates of compensation shall be communicated on a timely basis as part of the review process discussed above. 1.3 No later than thirty [**] from the end of each quarter both parties shall review and acknowledge in writing any changes to the Roster and/or associated rates of compensation. Associated true ups shall be carried forward to the next monthly billing cycle. 2. Eligible Recipients and Contract Employees. As of the applicable Supplement Effective Date, Supplier shall lease from the applicable Eligible Recipient those Eligible Recipient employees listed in the applicable Roster (“Contract Employees”), on an exclusive basis. Contract Employees shall be considered for all purposes to be employees of the respective Eligible Recipient and not of Supplier. 3. Rights of Contract Employees. Contract Employees shall be subject to the Ascension Health Rules and the applicable Eligible Recipient’s personnel policies and regulations, including, time off with or without pay, and leaves of absence under the Family and Medical Leave Act. 4. Departmental Policies and Compensation Plan. On behalf of the respective Eligible Recipient and subject to the approval of such Eligible Recipient prior to implementation, Supplier shall be responsible for developing and implementing performance management policies and practices for the applicable Eligible Recipient’s Contract Employees which are designed to achieve the performance objectives necessary to fulfill the objectives of the MPSA. Subject to the approval of the applicable Eligible Recipient, Supplier shall also be responsible for developing and implementing a compensation plan for Contract Employee’s which supports the performance management policies discussed above (the “Compensation Plan”). The Compensation Plan shall set forth, at a minimum, the manner in which annual pay increases shall be determined, the manner in which compensation for overtime service shall be determined and any other matters which impact the compensation of a Contract Employee. The applicable [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 5 Page 2 Eligible Recipient shall not unreasonably withhold or delay its approval of the performance management policies and compensation plans contemplated by this paragraph. The applicable Eligible Recipient shall have the right to review changes in individual compensation of Contract Employee’s in advance to assure that the proposed changes are consistent with the Compensation Plan. Supplier agrees that its Compensation Plan shall not violate any Eligible Recipient personnel policy, regulation or collective bargaining agreement. 5. Severance Payments. IN THE EVENT A CONTRACT EMPLOYEE IS DESIGNATED FOR REMOVAL FROM THE ROSTER BY SUPPLIER AND THE APPLICABLE ELIGIBLE RECIPIENT ELECTS TO TERMINATE THE CONTRACT EMPLOYEE WITHIN [**] [**]days of the date the employee was designated for removal from the Roster, Supplier shall reimburse the applicable Eligible Recipient for any separation payments made to the employee pursuant to such Eligible Recipient’s applicable personnel policies, exclusive of accrued vacation, PTO or sick leave, up to a maximum of [**] days. 6. Increases in Vompensation. Supplier agrees that the average annual percentage increase in compensation of Contract Employees shall be [**] the Average Wage Increase. “Average Wage Increase” means the average increase that [**] an Eligible Recipient to comparable employee groups on an annual basis. 7. Compliance and Obligations. Other than the responsibility to pay the Contract Employees, which will be the obligation of the applicable Eligible Recipients, Supplier shall ensure that the Contract Employees are in compliance with all of the same Laws and adhere to the same obligations as those applicable to Supplier Personnel under this Agreement. 8. Eligible Recipient Responsibilities. As between the parties, the eligible recipients shall have the following responsibilities: 8.1 Pay all wages, bonuses, if any, and other remuneration and all applicable federal, state, municipal and other governmental taxes with respect to the employment of the Contract Employees, including, without limitation, social security, federal and/or state unemployment compensation taxes. 8.2 Maintain payroll records and reports. 8.3 Have all responsibility for any retirement, health, life, disability or similar employee benefit for the Contract Employees, including vacation or sick days or holidays that may be offered by Eligible Recipient pursuant to its standard policies, procedures, and plans. 8.4 Nothing herein shall be deemed to release or relieve Supplier from any reimbursement obligations it may have that are set forth in Exhibit 4. 9. Reimbursement for Contract Employees. SUPPLIER SHALL PAY ELIGIBLE RECIPIENT FOR ALL EMPLOYMENT-RELATED COSTS, BENEFITS AND EXPENSES ARISING OUT OF THE EMPLOYMENT BY THE RESPECTIVE ELIGIBLE RECIPIENT OF THE CONTRACT EMPLOYEES IDENTIFIED IN THE CONTRACT EMPLOYEE ROSTER OF THE SUPPLEMENT AS IT MAY BE AMENDED BY THE PARTIES FROM TIME TO [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 5 Page 3 TIME IN ACCORDANCE WITH THIS AGREEMENT. PAYMENT SHALL BE MADE BY WIRE TRANSFER OR OTHER MUTUALLY ACCEPTABLE MEANS IN [**] PAYMENTS PER YEAR AND SHALL BE RECEIVED BY THE APPLICABLE ELIGIBLE RECIPIENT [**] for the respective Eligible Recipient. 10. Roll-Off of Personnel. Any Contract Employee (i) deemed a Transitioned Employee, upon the completion of the transition to Supplier of any Contract Employee, or (ii) otherwise deemed to be outside of the scope of Services, in each case of (i) and (ii), shall be removed from the Contract Employee Roster of the applicable Supplement. This Exhibit 5 shall cease to be applicable with respect to such Transitioned Employees or any such Contract Employees otherwise removed from the scope of Services, but shall remain in effect during the Term for any other Contract Employees. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 6 GOVERNANCE

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 6 Page 1 Exhibit 6 Governance 1. Governance Plan Within [**] days after the Effective Date, Supplier shall provide a governance plan to Ascension Health, for its approval, that establishes at a minimum (a) appropriate communication processes, (b) management processes, (c) committee interface processes and responsibilities, (d) frequency of meetings, and (e) the selection process of representatives for each committee, that support the governance organizations between the Parties. Ascension Health shall promptly review such plan and, if in agreement with the plan, accept such plan. If Ascension Health rejects such plan, then Supplier shall promptly work with Ascension Health in good faith to create and present a plan that is acceptable to Ascension Health. Such approved governance plan referred to herein shall be the “Governance Plan”. 2. Administrative Responsibilities Supplier shall be responsible for establishing, coordinating and leading the meetings described and contemplated in this Exhibit and the Governance Plan, and shall also produce all relevant materials, agendas and presentations, based on input and instructions from Ascension Health. For each meeting, Supplier shall also take and distribute the associated minutes, such minutes to be subject to Ascension Health’s or the applicable Eligible Recipient’s approval. 3. Committee Assignments With respect to assigning individuals to the committee positions described herein, such positions shall be permanent positions until and unless an assigned individual is replaced in accordance with the provisions of the Governance Plan. 4. Joint Review Board The Parties’ obligations and performance under this Agreement shall be overseen by a joint review board (“Joint Review Board” or “JRB”) which will be responsible for oversight of this Agreement, including reviewing strategic issues and resolving disputes between the Parties. The Joint Review Board shall be composed of at least three (3) senior executives from each of Ascension Health and Supplier. The Joint Review Board shall have an equal number of members from each of Ascension Health and Supplier. The Joint Review Board will meet on a http://www.bibeypost.com/accretive-health-incorporated-otcmktsachi-shorted-shares-decreased- by-0-34/periodic basis as mutually agreed to by the Parties. Decisions of the JRB shall require [**] representatives. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 6 Page 1 5. Operations Oversight Committee The Parties shall each designate executives to serve on the Operations Oversight Committee (the “OOC”). The OOC will review the operation and delivery of the Services contemplated by this Agreement. Such responsibilities shall include: (i) reviewing the implementation and execution of the Services; (ii) reviewing operating and compliance audits for the Services provided under this Agreement; and (iii) reviewing disputes between the Parties in an attempt to resolve the disputes prior to submission to the Joint Review Board. The OOC will meet on a periodic basis as mutually agreed to by the Parties.

MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 7 FACILITIES

Exhibit 7

Facilities

1. **Supplier Facilities**.

In accordance with Section 6.1 of the MPSA, the Supplier Facilities owned or operated by Supplier are set forth below:

	SUPPLIER FACILITY	LOCATIONS	APPROVED SERVICE TYPES
1.	Chicago	401 N. Michigan Avenue, Chicago, Illinois 60611	Physician Advisory Services (PAS) Payor Audit and RAC Support Revenue Cycle Training Vendor Management Revenue Cycle Technology and Support Revenue Cycle Analytics and Reporting
2.	Michigan Customer Contact Center	225-229 & 234 N. Rose Street, Kalamazoo, Michigan 49007	Authorization Insurance Eligibility Verification Processing of Pre-Registration Collection of Residuals Pre-Service Collections Patient Billing Customer Service/Patient Financial Services Prior Balance Found Insurance Patient Liability Collections
3.	Southeast Customer Contact Center	950 22nd Street North, Birmingham, Alabama 35203	Authorization Insurance Eligibility Verification Process of Pre-Registration Pre-Service Collections
4.	Underpayment Center	725 N. Highway A1A, Jupiter, Florida 33477	Underpayment Review/Recovery
5.	Contract Modeling/Analytics	2811 Wintergreen Drive, Cape Girardeau, Missouri 63701	Revenue Cycle Technology and Support (AHTO Contract) Underpayment Review / Recovery Revenue Cycle Analytics and Reporting (for Contract Modeling (AHTO Contract))
6.	Michigan Shared Services Center	Travelers Tower II, 26533 Evergreen Road, Southfield, Michigan	Authorization Billing (patient and payer) Secondary Billing Self-Pay Financial Advocacy and Eligibility of Services Prior Balance Found Insurance Cash Posting and Processing Patient Billing Customer Service/Patient Financial Services Denial Management (e.g., Medicaid and other Third Party Payer Follow Up, Underpayment and Rejections follow up) Collection of Residuals Prior Balance Found Insurance Lost Charges/Charge Capture Pre-Bill Lost Charges/Charge Capture Post-Bill Bad Debt Management Medicare Bad Debt Logging

	SUPPLIER FACILITY	LOCATIONS	APPROVED SERVICE TYPES
			Revenue Cycle Analytics and Reporting
7.	Noida Shared Services Center	Building 3 and Building 9 Situated at IT/ITeS Sez, Sector 135 Noida, India	Coding/Coding Audits (other than Inpatient) Transcription Billing (patient and payer) Secondary Billing Denial Management (e.g., Medicaid and other Third Party Payer Follow Up , Underpayment and Rejections Follow Up) Cash Posting and Processing Credits Medicare Bad Debt Logging Revenue Cycle Technology and Support No patient facing-activities associated with the above functions will be performed at this location.
8.	Gurgaon Shared Services Center	Building 2, Tower A Situated at IT/ITeS Sez, Sector 21, Dundahera, Gurgaon, Haryana, India	Authorization Insurance Eligibility Verification Medical Coding (other than Inpatient) Transcription Billing (patient and payer) Secondary Billing Prior Balance Found Insurance Denial Management (e.g., Medicaid and other Third Party Payer Follow Up, Underpayment and Rejections Follow Up) Cash Posting and Processing Revenue Cycle Analytics and Reporting Medicare Bad Debt Logging Credits No patient facing-activities associated with the above functions will be performed at this location.
9.	Various U. S. Employee Residences	Various addresses	Coding/Coding Audits (all admission types) Transcription Physician Advisory Services (PAS)

Data Locations

The following are locations where Ascension Health Data may be stored or processed.

Chicago Office:	401 N. Michigan Avenue, Chicago, Illinois 60611
SunGard Availability Services:	1500 Spring Garden St., 3rd floor, Philadelphia PA 19130
SunGard Availability Services:	11650 Great Oaks Way, Alpharetta, GA 30022-2418
ViaWest:	3949 S 200 E, Suite B1, Salt Lake City, UT 84107

41538362.3

41538362.3 Dell Services: 2300 W Plano Pkwy, Plano, TX 75075 Dell Services: IN UP Noida Office 05, Plot #3, Sector 125, North Campus, Noida, UP 201301, India (Ascension Health Data may only be accessed remotely, and not stored, at this location). 2. Ascension Health Facilities. In accordance with Section 6.1 and Section 6.2 of the MPSA, Approved Service Facilities that are Ascension Health Facilities will be set forth in the applicable Supplement. Notwithstanding anything to the contrary in this Agreement, any of the Services set forth on Exhibit 2-A or Exhibit 2-B may be performed from or at any of the Ascension Health Facilities.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 8 ASCENSION HEALTH RULES AND POLICIES

Exhibit 8 Ascension Health Rules and Policies In addition to any rules or policies set forth in the Agreement, Supplier shall adhere to the rules and policies listed and referenced below: 1. TAX EXEMPT STATUS AND CHARITY CARE POLICIES. The Parties expressly acknowledge that in furtherance of its charitable mission the Eligible Recipients have charity care and billing and collection policies, procedures and guidelines (“Charity Care and Financial Assistance Policies”). Such policies may apply to both insured and uninsured patients and may require discounts to be given to both patients in financial need and those who are not. As of the Effective Date, the Ascension Health Charity Care and Financial Assistance Policies are referred to as Ascension Health “policies 9 and 16”. Additionally, certain Eligible Recipients may have Charity Care and Financial Assistance Policies which supplement the charity care that would be provided for by policies 9 and 16. Supplier agrees to abide by: (a) all charity care and billing and collection policies of Ascension Health, or any amendment, replacements or additions thereto, (e.g., currently policies 9 and 16), and (b) all charity care and billing and collection policies of other Eligible Recipients, or any amendment, replacements or additions thereto, which are consistent with Ascension Health Charity Care and Financial Assistance Policies. The Parties further agree that Ascension Health will promptly notify Supplier of any such amendments, replacements or additions to said policies. The Parties additionally agree that there will be no targeting of uninsured patients in the course of implementing charge master and pricing initiatives. The Parties acknowledge that the Eligible Recipients are organizations that are exempt from federal tax under Section 501(c)(3) of the Internal Revenue Code and that notwithstanding any other provision of this MPSA, the Eligible Recipients shall not be required to take any action or perform in a manner which jeopardizes their respective tax- exempt status, including Ascension Health’s or Eligible Recipients’ respective compliance with Internal Revenue Service (“IRS”) Section 501(r). 2. DISCRETION TO BILL. Subject to applicable Laws and the applicable Eligible Recipient’s compliance plan (as such plan may be modified from time to time), the Parties expressly acknowledge that in furtherance of the applicable Eligible Recipients’ operations, such Eligible Recipients reserve the right to waive or adjust fees charged for services to the respective Eligible Recipient’s patients in accordance with System policy 16, Billing and Collections for the Uninsured. 3. SUPPLIER PERSONNEL ORIENTATION AND TRAINING. 3.1 Supplier Personnel dedicated to an Ascension Health Facility shall undergo orientation to acquaint them with the mission, history and culture of Ascension Health’s organization and the respective Eligible Recipients to which they are assigned, which orientation shall either be performed by an Eligible Recipient personnel or subject to Ascension Health’s consent. Supplier Personnel will adhere to Ascension Health’s service excellence and patient experience requirements that have been provided to Supplier in writing reasonably in advance. 3.2 Supplier will provide, consistent with the terms identified in Schedule 1 of Exhibit 11 to the Agreement, corporate compliance training for Supplier Personnel and Contract Employees, which training will include: (a) training on the Supplier standards of conduct, reporting mechanisms, HIPAA and the False Claims Act on an annual basis and during new

41538362.3 employee orientation; and (b) additional focused compliance training, specific to their functions, for such personnel deemed “high-risk” (e.g., employees performing functions including patient financial services, admissions / registration, and coding) from a compliance perspective. Supplier shall also ensure that Supplier Personnel at the Shared Service Centers complete such compliance training on an annual basis and that the content of such training meets the Ascension Health Standards. Supplier will provide its compliance training curriculum to Ascension Health for review on an annual basis. 4. ASCENSION HEALTH STANDARDS OF CONDUCT AND PRIVACY POLICY. Ascension Health will provide the Ascension Health Standards of Conduct and Ascension Health Privacy Policy (including HIPAA Business Associate Addendum language) to Supplier as they are updated from time to time and at least annually.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 9 INSURANCE REQUIREMENTS

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 9 Page 1 Exhibit 9 Insurance Requirements The insurance requirements for the Agreement are as follows: 1. SUPPLIER INSURANCE. DURING THE TERM, AND FOR A PERIOD OF AT LEAST [**] YEARS THEREAFTER, SUPPLIER SHALL MAINTAIN AT ITS OWN EXPENSE, INSURANCE OF THE TYPE AND IN THE AMOUNTS SPECIFIED BELOW. SUPPLIER SHALL OBTAIN OR OTHERWISE ARRANGE FOR APPROPRIATE LEVELS OF INSURANCE COVERAGE FOR ALL SUBCONTRACTORS PROVIDING SERVICES THAT SHALL ALSO COMPLY WITH INSURANCE REQUIREMENTS SET FORTH BELOW: 1.1 statutory workers' compensation in accordance with all Federal, state, and local requirements, and employer liability in an amount not less than $[**] each accident, $[**] each employee for disease, and $[**] policy limit for disease; 1.2 commercial general liability (including contractual liability and products/completed operations insurance) in an amount not less than $[**] per occurrence and $[**] annual general aggregate and products/completed operations annual aggregate not less than $[**]; 1.3 commercial automobile liability covering all vehicles that Supplier owns, hires, or leases in an amount not less than $[**] per accident (combined single limit for bodily injury and property damages); 1.4 umbrella excess liability applying above the employers liability, commercial general liability and commercial automobile liability described above in an amount not less than $[**] per occurrence/accident; 1.5 Privacy and Network Security (Cyber Liability) covering loss arising out of or in connection with loss or disclosure of Confidential Information or Confidential Medical Information, in a minimum amount of $[**] per loss; 1.6 Third-Party Fidelity/Crime insurance, including blanket employee dishonesty and computer fraud insurance, for loss arising out of or in connection with fraudulent or dishonest acts committed by the employees of Supplier, acting alone or in collusion with others, in a minimum amount of $[**] per loss. 2. ELIGIBLE RECIPIENT INSURANCE. DURING THE TERM, THE APPLICABLE ELIGIBLE RECIPIENT SHALL MAINTAIN AT ITS OWN EXPENSE, INSURANCE OR SELF-INSURANCE OF THE TYPE AND IN THE AMOUNTS SPECIFIED BELOW: 2.1 statutory workers' compensation in accordance with all Federal, state, and local requirements, and employers liability in an amount not less than $[**] each accident, $[**] each employee for disease, and $[**] policy limit for disease; [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 9 Page 2 2.2 commercial general liability (including contractual liability insurance) in an amount not less than $[**] per occurrence; 2.3 commercial automobile liability covering all vehicles that the applicable Eligible Recipient owns, hires, or leases in an amount not less than $[**] per accident (combined single limit for bodily injury and property damages); 2.4 umbrella excess liability applying above the employer's liability, commercial general liability and commercial automobile liability described above in an amount not less than $[**] per occurrence/accident. 3. INSURANCE DOCUMENTATION. EACH PARTY SHALL FURNISH TO THE OTHER PARTY CERTIFICATES OF INSURANCE OR OTHER APPROPRIATE DOCUMENTATION (INCLUDING EVIDENCE OF RENEWAL OF INSURANCE) EVIDENCING ALL COVERAGE REFERENCED ABOVE IN SECTION 1 AND 2 AND NAMING THE OTHER PARTY AND ITS DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS AS ADDITIONAL INSUREDS TO THE EXTENT AVAILABLE ON A COMMERCIALLY REASONABLE BASIS. SUCH CERTIFICATES OR OTHER DOCUMENTATION SHALL INCLUDE A PROVISION WHEREBY [**] DAYS' NOTICE MUST BE RECEIVED BY THE ADDITIONALLY INSURED PARTY PRIOR TO CANCELLATION OF THE COVERAGE BY EITHER THE INSURING PARTY OR THE APPLICABLE INSURER. SUCH CANCELLATION SHALL NOT RELIEVE THE INSURING PARTY OF ITS CONTINUING OBLIGATION TO MAINTAIN INSURANCE COVERAGE IN ACCORDANCE WITH THIS SECTION 3. SUPPLIER’S INSURANCE SHALL APPLY ON A PRIMARY AND NON- CONTRIBUTORY BASIS TO ANY INSURANCE OR SELF-INSURANCE MAINTAINED BY ELIGIBLE RECIPIENT. ALL INSURANCE POLICIES SUPPLIER IS REQUIRED TO CARRY PURSUANT TO THIS EXHIBIT 9 (INSURANCE REQUIREMENTS) SHALL: (I) BE PROVIDED BY REPUTABLE AND FINANCIALLY RESPONSIBLE INSURANCE CARRIERS, ADMITTED IN APPLICABLE STATES, WITH AN A.M. BEST’S FINANCIAL PERFORMANCE RATING (“FPR”) OF A+/A++ AND A MINIMUM FINANCIAL SIZE CATEGORY (“FSC”) OF IX OR HIGHER (IF FPR IS A/A-, THEN FSC MUST BE XII OR HIGHER). 4. CLAIMS-MADE INSURANCE POLICIES. ANY INSURANCE PROVIDED ON A CLAIMS-MADE BASIS SHALL APPLY A RETROACTIVE DATE THAT PRECEDES THE EFFECTIVE DATE OR THE PROVISION OF SERVICES. AN EXTENDED REPORTING PERIOD MUST BE PURCHASED IF THE RETROACTIVE DATE IS ADVANCED OR IF THE COVERAGE IS TERMINATED AND NOT REPLACED BY ANOTHER CLAIMS-MADE POLICY WITH THE SAME RETROACTIVE DATE. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 11 HEALTHCARE REGULATORY REQUIREMENTS & ASCENSION HEALTH REQUIREMENTS

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 11 Page 1 Exhibit 11 Health Care Regulatory Requirements & Ascension Health Requirements 3. Regulatory Requirements. 3.1 Access to Books and Records. To the extent that Section 952 of the Omnibus Reconciliation Act of 1980 (the “Act”) and the regulations promulgated thereunder are applicable to this Agreement, Supplier, and any organizations related to it performing any of the duties pursuant to this Agreement valued at Ten Thousand Dollars ($10,000) or more in any twelve (12)-month period, shall until four (4) years after the furnishing of Services pursuant to this Agreement, comply with requests of the Comptroller General, the Secretary of the Department of Health and Human Services, and their duly authorized representatives for access (in accordance with Section 952 of the Act) to any contract or agreement between Supplier and Ascension Health or an applicable Eligible Recipient for Services and to any contract or agreement between Supplier and such related organizations, as well as the books, documents and records of Supplier and its related organizations, if any, which are necessary to verify the cost of the Services provided. Supplier shall promptly advise the applicable Eligible Recipient of such request, and shall promptly provide to such Eligible Recipient copies of any documents so provided. Neither party shall be required to waive any attorney-client or work-product privilege or be deemed to have waived any attorney-client or work-product privilege by virtue of this section. 3.2 Anti-Kickback Law. (a) The sole purpose of this Agreement is to enter into a commercially reasonable and fair market value arrangement. The parties in good faith believe that this Agreement fully complies with the provisions of 42 U.S.C. 1320a-7b (the “Anti-Kickback Statute”). Neither Ascension Health, the applicable Eligible Recipient nor Supplier are, by virtue of this Agreement or otherwise, knowingly or willfully offering, paying, soliciting, or receiving remuneration in return for referring an individual to or from each other for the furnishing of any item or service reimbursed under a Federal Health Care Program, as defined herein. Pricing and compensation terms hereunder do not take into account the volume or value of any referrals or business otherwise generated between the parties for which payment may be made in whole or in part under Medicare, any other federal health care program or a state health care program. (b) Supplier shall utilize best efforts to comply with the reporting requirements of 42 C.F.R. § 1001.952(h), regarding “safe harbor” protection for discounts under the Anti-Kickback Statute. Supplier further represents and warrants that any discount or rebate provided to Ascension Health or the applicable Eligible Recipient satisfies the requirements of the Anti-Kickback Statute Safe Harbor at 42 C.F.R. § 1001.952(h). Supplier shall disclose to Ascension Health or the applicable Eligible Recipient, as appropriate, on each invoice, or as otherwise agreed in writing, the amount of any discount or rebate. The statement shall inform Ascension Health or the applicable Eligible Recipient, as appropriate, in a clear and simple manner of the amount of the discount or rebate so as to enable Ascension Health and/or the applicable Eligible Recipient to satisfy their obligations to accurately report such discount or rebate to Medicare and properly distinguish between capital costs and operating costs. 3.3 Exclusion from Federal Health Care Programs. (a) Supplier represents and warrants that neither it, nor, to the best of its knowledge and belief, any Supplier Personnel have been excluded from participation in any Federal Health Care Program. Supplier agrees to notify Ascension Health within five (5) business days of Supplier’s receipt of notice of intent to exclude or actual notice of exclusion of Supplier from any such program. The listing of Supplier on the Office of Inspector General’s List of Excluded Individuals / Entities (OIG website), the General Services Administration’s System Award Management (GSA website) for excluded individuals or entities, any state Medicaid exclusion list, or the Office of Foreign Assets Control’s (OFAC’s) blocked list shall constitute “exclusion” for purposes of this section. If

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 11 Page 2 Supplier learns that any Supplier Personnel is listed on the Office of Inspector General’s List of Excluded Individuals / Entities (OIG website), the General Services Administration’s System Award Management (GSA website) for excluded individuals or entities, any state Medicaid exclusion list, or the Office of Foreign Assets Control’s (OFAC’s) blocked list, then Supplier shall immediately cease using that Supplier Personnel in connection with Supplier’s provision of the Services and shall notify Ascension Health and/or the applicable Eligible Recipient of such Supplier Personnel’s exclusion within ten (10) business days of verifying said exclusion. (b) Ascension Health conducts routine exclusion screen review processes. On the basis of such process, as of the Effective Date, Ascension Health attests that it has not identified, is not aware of, or does not have any knowledge of or reason to believe that a rebadged employee (i) has been excluded from participation in or providing services to a Federal Health Care Program or other applicable federal/state programs according to information identified in the above-referenced screening process; (ii) has been sanctioned according to information identified in the above- referenced screening process; or (iii) is under investigation by a federal or state entity or agency according to information identified in the above-referenced screening process. (c) If Supplier is excluded from any Federal Health Care Program and fails to notify Ascension Health within [**] business days of receipt of notice of exclusion by Supplier, Supplier agrees to indemnify Ascension Health and the applicable Eligible Recipient for any sanctions, penalties, or fines incurred under the federal Civil Monetary Penalty Law (Section 1128A of the Social Security Act), the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and/or the Balanced Budget Act of 1997, as a result of Ascension Health entering into this Agreement with Supplier. (d) On an annual basis (at the same time that Supplier certifies its compliant use of Ascension Health Data using the Form of Annual Attestation in Annex 2), Supplier shall certify in writing that it is in compliance with the Federal Health Care Program obligations set forth in this Section 1.3. 3.4 Section 6032 of the Deficit Reduction Act of 2005. If Supplier furnishes, or otherwise authorizes the furnishing of, Medicaid health care items or services, performs billing or coding functions, or is involved in the monitoring of health care for Ascension Health, pursuant to Section 6032 of the Deficit Reduction Act of 2005 relating to “Employee Education About False Claims Recovery,” Supplier hereby agrees to abide by Ascension Health’s policies required by said law, insofar as they are relevant and applicable to Supplier’s work performed on behalf of Ascension Health, including participation in reviews or audits of claims or services, and agrees to make such policies available to Supplier Personnel involved in the performance of such Services. 3.5 Change in Law. The Parties agree that this Agreement is intended to comply with all applicable federal, state and local laws, rules, ordinances, codes and regulations. Notwithstanding any other provision in this Agreement, if either Party believes in good faith that due to a newly enacted or promulgated law, regulation, rule, or standard, an official interpretation thereof or change of interpretation, or a written allegation by a governmental or accreditation entity or agency, this Agreement poses a material risk of sanction or material adverse change to such party (including jeopardy to such Party’s licensure, certification, accreditation, tax-exempt status, tax-exempt bonds, or participation in or payment under any governmental health care program, or a substantial increase in costs), then such Party shall give written notice to the other party of such enacted or revised law, rule, ordinance, code or regulation regarding such belief and a proposal to amend this Agreement. The Parties shall then make a good faith effort to amend this Agreement to comply with such laws or regulations or other authority. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 11 Page 3 3.6 Licenses. Supplier shall obtain all required federal, state and local licenses and permits to perform Services and shall perform all Services under this Agreement in accordance with any and all regulatory and accreditation standards applicable to the Services and/or to Ascension Health and the applicable Eligible Recipients, including those requirements imposed by The Joint Commission, the Centers for Medicare and Medicaid Services (CMS) Conditions of Participation and any amendments thereto. Supplier shall respond to all regulatory agencies and shall provide its employees with safety data sheets regarding all Supplies and Equipment used in the performance of Services. Supplier shall immediately notify Ascension Health in writing of any notices it receives that any of the Services are being performed in violation of any federal, state or local law, regulation, ordinance or accreditation standard. 4. Ethical Requirements. 4.1 Corporate Responsibility. Supplier, Ascension Health and each of the Eligible Recipients shall have in place a Corporate Compliance Program or a Corporate Responsibility Program, as the case may be, (“Programs”) which have as their goal to ensure that they comply with applicable federal, state and local laws and regulations. The Programs focus on risk management, the promotion of good corporate citizenship, including a commitment to uphold a high standard of ethical and legal business practices, and the prevention of misconduct. The Programs will include the following elements: (i) Development of policies and procedures that are consistent with corporate compliance guidelines issued by the Office of Inspector General of the Department of Health and Human Services. (ii) Appointment of a corporate compliance officer who is responsible for the implementation and management of the Program. Supplier’s corporate compliance officer will report to its Board of Directors and/or any designated Board of Directors’ committees or designees responsible for oversight of the Program. The Parties acknowledge one another’s commitment to corporate responsibility and this Agreement shall be interpreted and fulfilled consistent with the policies enumerated in their respective Programs. (a) Supplier Review. As it proceeds and continues with the delivery of the Services, Supplier may review the billing, coding and collection practices of each applicable Eligible Recipient in an effort to achieve further compliance with all applicable authority. Each applicable Eligible Recipient will reasonably cooperate with these respective reviews. In the event Supplier identifies issues that may or may not be consistent with relevant authority, Supplier will promptly review such issues within the parameters of the respective Eligible Recipient’s Program. (b) Notification. The Parties agree to mutually cooperate with one another to assure that the objectives of their respective Programs are met. The Parties each agree to promptly notify one another's applicable corporate compliance/corporate responsibility officer of (i) any and all possible instances of material non-compliance on the part of the other Party or any of its employees or agents of which the Parties are aware, or (ii) any subpoena or similar compulsory request for information or documents relative to the Services rendered hereunder. Supplier shall immediately notify Ascension Health’s corporate responsibility officer of any significant compliance issues that impact one or multiple Eligible Recipients. The Parties agree to conduct their business transactions with one another in accordance with principles of good corporate citizenship and a high standard of ethical and legal business practices. 4.2 Ethical and Religious Directives. The Parties acknowledge that the operations of the applicable Eligible Recipients, Ascension Health, and their affiliates are in accordance with the Ethical and Religious Directives for Catholic Health Care Services, as promulgated by the United States Conference of Catholic Bishops, Washington, D.C., of the Roman Catholic Church or its successor (“Directives”) and the principles and beliefs of the Roman Catholic Church are a matter of conscience to Ascension Health, the

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 11 Page 4 applicable Eligible Recipients and their affiliates. The Directives are located at http://www.usccb.org/issues-and-action/human-life-and-dignity/health-care/upload/Ethical-Religious- Directives-Catholic-Health-Care-Services-fifth-edition-2009.pdf. It is the intent and agreement of the Parties that neither this Agreement nor any part hereof shall be construed to require the applicable Eligible Recipients, Ascension Health, or their affiliates to violate said Directives in their operation and all parts of this Agreement must be interpreted in a manner that is consistent with said Directives. 4.3 Conflict of Interest – Family Members. Supplier represents and warrants that it is a publicly traded organization whose stock meets the definition of a “publicly traded security” under 42 C.F.R. §411.356(a). For purposes of this provision, the terms "physician" and "immediate family member" shall be defined pursuant to federal law and regulation at 42 U.S.C. §1395nn et seq. and 42 C.F.R. §411.350 et seq., respectively, or successor laws and regulations. In the event that Supplier employs or otherwise contracts with a physician on the medical staff of any applicable Eligible Recipient, or an immediate family member of such a physician, Supplier shall provide compensation to such individual that is fair market value for services and items actually provided and not determined in a manner that takes into account the volume or value of referrals or other business generated by the physician for the applicable Eligible Recipients. 5. Compliance Requirements. 5.1 Supplier’s Compliance Officer will provide information about those aspects of Supplier’s Corporate Compliance Program that relate to the Services or Supplier’s obligations under this Agreement as requested by the Ascension Health Corporate Responsibility Officer (“CRO”) and will make [**] report to the Ascension Health CRO on the scope and effectiveness of the Supplier Corporate Compliance Program to be delivered within [**] days after [**] (or as otherwise agreed by the Parties) and will provide an annual compliance report to the Ascension Health CRO as further set forth in Schedule 1 to this Exhibit 11. 5.2 On [**] basis (at the same times that Supplier provides such attestations as of the Effective Date), Supplier shall certify in writing that it is in compliance with (a) CSF Assurance Program (HITRUST) (under the standard promulgated by Ascension Health in March 2014) through the remainder of the Term and (b) that certain Minnesota Settlement Consent Order (under the standard promulgated by Ascension Health in March 2014) until the expiration of such Consent Order. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 11 Page 5 SCHEDULE 1 ANNUAL COMPLIANCE REPORT ATTESTATION Year Ended [insert date] The Supplier Compliance Officer will provide information about its compliance program as requested by the Ascension Health Corporate Responsibility Officer (“CRO”) and will provide an annual compliance report to the Ascension Health CRO. Supplier makes the following representations:  Each of the activities described below have been initiated and/or completed for the applicable time period.  Supplier maintains evidence to support the accomplishment of the activities in this document.  Significant compliance matters have been disclosed to the Ascension Health CRO. 1. HIGH LEVEL OVERSIGHT 1.1 Dedicated Compliance Officer 1.2 Supplier Compliance Officer will report to Supplier’s Board of Directors and/or any designated Supplier committees or designees responsible for oversight of the Programs. 1.3 Supplier Compliance Oversight Committee meets no less than four (4) times annually. 2. RISK ASSESSMENT 2.1 Annual risk assessment 2.2 Compliance work plan 3. POLICIES AND PROCEDURES 3.1 General Compliance Policy 3.2 Standards of Conduct 3.3 Criminal background testing 3.4 Excluded individuals/entities testing 3.5 Disciplinary sanctions for compliance violations 3.6 Reporting compliance issues 3.7 Investigation response 3.8 Conflicts of Interest 3.9 Coding and Billing procedures/guidelines 3.10 HIPAA Privacy 3.11 HIPAA Security 4. TRAINING AND EDUCATION 4.1 Annual compliance training for all workforce (employees, contractors) 4.2 Written Attestation of annual review of Code of Conduct 4.3 Focused compliance training for coding, billing and admitting workforce 4.4 Periodic compliance updates to all employees (e.g., newsletter articles) 5. OPEN LINES OF COMMUNICATION 5.1 Anonymous compliance hotline 5.2 Compliance log 5.3 Prompt response to compliance reports 6. AUDITING AND MONITORING 6.1 Third-party coding and billing audits 6.2 Internal audits based on risks identified in compliance work plan 7. RESPONSE TO DETECTED DEFICIENCIES 7.1 Action plan development and completion 7.2 Timely response to action plans

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 11 Page 6 8. ENFORCEMENT OF DISCIPLINARY STANDARDS 8.1 Consistent discipline in response to violations of compliance policies 8.2 Monthly review of excluded provider associates and contractors 8.3 Prompt response/corrective action in response to excluded provider testing

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 13 TRANSITIONED EMPLOYEE TERMS

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 13 Page 2 Exhibit 13 Transitioned Employee Terms 1. INTRODUCTION 1.1 Definitions. Terms used in this Exhibit with initial capitalized letters but not defined in this Exhibit shall have the respective meanings set forth in the MPSA or the other Exhibits to the MPSA. (a) [**] (b) [**] (c) [**] Plan. (d) [**] (e) [**] (f) [**] (g) [**] (h) [**] (i) [**] (j) [**] (k) [**] 2. APPLICABLE EMPLOYEES 2.1 Obligation to Extend Offers to Mandatory Transition Employees. (a) Supplier shall extend a conditional offer of employment to each Mandatory Transition Employee, as identified in accordance with the applicable Supplement. [**] (b) Supplier shall make such conditional offers in accordance with an applicable Transition Plan, if any, giving consideration to the phasing of the transition. 2.2 Right to Extend Offers to Discretionary Transition Employees. Notwithstanding the restrictions on solicitation and hiring set forth in Section 21.14 of the MPSA, Supplier shall have the right (but not the obligation) to interview and make offers of employment to any Discretionary Transition Employees. Supplier shall consider any Discretionary Transition Employees for employment pursuant to Supplier’s own selection and hiring process and at Supplier’s sole discretion, except as specifically set forth herein. 2.3 Employment Offer. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 13 Page 3 (a) Provision of Employee Data; Notice of Offer. To facilitate Supplier’s ability to extend offers, Ascension Health and the applicable Eligible Recipient shall allow Supplier reasonable access to the Affected Employees in order to allow for an orderly transition of their employment to Supplier. Supplier shall notify Ascension Health or the applicable Eligible Recipient, as applicable, at a reasonable time prior to making any offer of temporary or regular employment (or retention as an independent contractor) to any Affected Employee. Such notice shall describe in reasonable detail the terms of each such offer. Further, for the purpose of facilitating Supplier’s ability to extend offers, Ascension Health or the applicable Eligible Recipient shall (i) use commercially reasonable efforts to disclose to Supplier, at least [**] calendar days prior to the [**] set forth in the applicable Transition Plan, and (ii) in any event, disclose to Supplier at least [**] calendar days prior to such target date, [**] with respect to the applicable Affected Employees, and Ascension Health or the applicable Eligible Recipient shall, within [**] days after the applicable Employment Effective Date, provide Supplier with an update with respect to all such data and information with respect to any changes thereto during the period of time from [**] days prior to such target date until such Employment Effective Date. (b) Terms of Offer. With regard to Transitioned Employees and all other Supplier Personnel providing Services, Supplier agrees to, at a minimum, provide wages and benefits consistent with Ascension Health's Socially Just Wage and Benefits Policy, as set forth in Attachment 13-A (“Socially Just Wage and Benefits Policy”). The Socially Just Wage and Benefits Policy may be updated by Ascension Health and provided to Supplier on or around January of each calendar year. If Ascension Health provides Supplier with such an update, Supplier agrees to effectuate the updated policy effective within one [**] days following receipt thereof (at which time such update will amend and replace Attachment 13-A under the Agreement). Ascension Health shall confirm that all Transitioned Employees are being compensated in compliance with the Socially Just Wage and Benefits Policy prior to their transition to Supplier. (i) Each [**] offer of employment [**] shall: (x) be for full-time or part-time, [**] employment with Supplier in a position comparable to the position that he or she held with Ascension Health or the applicable Eligible Recipient, as applicable; and (y) include initial base wages or salary not less than the Mandatory Transition Employee’s base wages or salary provided by Ascension Health or such Eligible Recipient immediately prior to the Supplement Effective Date, which shall not decrease during the first [**] months of employment with Supplier, but shall increase in order to remain consistent with or above the minimum hourly rates set forth in the Socially Just Wage and Benefits Policy. (ii) Unless otherwise agreed by the Parties, all offers of employment to any Mandatory Transition Employee shall be for employment with Supplier. Supplier shall provide full transparency in its wage and labor rates. (c) Offers Shall Comply with Laws. Supplier shall comply with all applicable Laws, including Laws related to employment requirements and employment transitions, in offering employment to the Affected [**] and in employing such individuals. Ascension Health and the Eligible Recipients shall comply with all applicable Laws in connection with the termination of employment of Transitioned Employees. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 13 Page 4 (d) Responses to Offers and Employment Effective Date. [**]. Unless otherwise specified in the applicable Supplement or Section 2.3(e), Transitioned Employees shall commence employment with Supplier on the applicable Employment Effective Date. Supplier shall use all commercially reasonable efforts to employ the Transitioned Employees as of the date their employment with Ascension Health or the applicable Eligible Recipient, as applicable, ceases. (e) On-Leave Mandatory Transition Employee. With respect to each Mandatory Transition Employee who [**] on an approved leave of absence in accordance with Ascension Health or the applicable Eligible Recipient’s, as applicable, on-leave policies (an “On-Leave Mandatory Transition Employee”): (i) Ascension Health or the applicable Eligible Recipient, as applicable, shall provide Supplier with the date when his or her applicable leave commenced and is expected to end (if known); and (ii) Upon each On-Leave Mandatory Transition Employee’s return, subject to each such employee (A) being released to work within six (6) months after the Employment Effective Date with respect to the other Transitioned Employees at such On-Leave Mandatory Transition Employee’s Facility that transitioned to Supplier from Ascension Health or the applicable Eligible Recipient, as applicable, and (B) clearing Supplier’s pre-hire screening as more fully set forth in this Exhibit, Supplier shall make [**] employment offers meeting the requirements in this Section 2.3, except that, in the case of a Military Leave, the period for accepting such shall be as required by applicable law following the completion of active duty (“On-Leave Offer Period”). If an On-Leave Mandatory Transition Employee accepts such a [**] offer, Supplier shall promptly notify Ascension Health or the applicable Eligible Recipient, as applicable, of such acceptance. For purposes of clarity, (I) [**] (f) Employment Effective Date. The Parties acknowledge and agree that no transition of any Affected Employee (and thus, no Employment Effective Date) shall occur on the first day of any month. The Parties further acknowledge and agree that they shall work together to establish Employment Effective Dates that eliminate or mitigate the risk that a Transitioned Employee shall have a gap in Short Term Disability, Long Term Disability, or Life Insurance benefits coverage. 2.4 Minimum Retention of Transitioned Employees. Supplier shall not terminate the employment of a [**] within the first ninety (90) days after Date for any reason other than cause [**] required to undergo and clear Supplier’s standard background check, drug screening, and OIG checks. The Parties shall, within [**] days after the Effective Date, agree to (and amend this Exhibit 13 to include) a process with respect to each Party’s rights and obligations regarding the transition of Affected Employees who do, do not, or may not meet the requirements for Supplier Personnel under this Agreement (including pursuant to Section 8.5(a) or 8.5(e) of the MPSA), including, as agreed by the Parties, with respect to, any (i) waiver or excused performance with respect to the provisions of this Agreement regarding requirements with respect to Supplier Personnel as they apply to such Affected Employees, and (ii) allocation of costs and expenses (including severance) incurred with respect to any such Affected Employees terminated by Supplier following the applicable Employment Effective Date). [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 13 Page 5 2.5 Employee Benefit Plans. (a) Years of Service Credit. Unless otherwise agreed by the Parties, Transitioned Employees shall receive credit for years of service with Ascension Health or an Eligible Recipient under each Supplier employee benefit plan, where applicable, for purposes of promotion consideration, vesting (other than for stock or option grants), participation, eligibility for benefits, benefit accrual, and/or optional forms of payment, except for severance pay, subject to the next sentence. Subject to Section 2.7, in the event the employment of a Transitioned Employee is terminated, and said Transitioned Employee is eligible for severance under Supplier’s benefits plan, credit for service shall be calculated from the Transitioned Employee’s hire date by the applicable Eligible Recipient (but only for so long as the Transitioned Employee remains dedicated to the applicable Eligible Recipient’s account; thereafter, the Employment Effective Date shall apply for purposes of calculating severance entitlement). (b) Employee Welfare Benefit Plans. Each benefit-eligible Transitioned Employee, as determined by Ascension Health, shall be eligible on the first day of the month following his or her Employment Effective Date to participate in Supplier’s employee welfare benefit plans (“Welfare Plans”), which shall provide benefits no less than those outlined in the Socially Just Wage and Benefits Policy. Supplier shall provide and maintain such benefit levels throughout the Term. If Ascension Health in its sole discretion determines that the Transitioned Employees’ benefits have decreased compared to those benefits received while employed by Ascension Health or the Eligible Recipients, it may elect to have Supplier pay a Benefits Uplift to such Transitioned Employees for so long as it chooses in its sole discretion and reimburses Supplier for the cost of such Benefits Uplift to the extent that (i) the cost of such Benefits Uplift plus [**] exceeds (ii) [**] with respect to the applicable Eligible Recipient; provided, however, that Ascension Health commits to applying such Benefits Uplift in a consistent manner with respect to all Transitioned Employees. Ascension Health and Supplier agree that both Parties will coordinate the transition of employment so that benefit-eligible Transitioned Employees do not experience a gap in benefits coverage immediately following the Employment Effective Date. Ascension Health or the applicable Eligible Recipient, as applicable, shall be responsible for the provision of benefits with respect to each Transitioned Employee during the month in which the Employment Effective Date occurs. Supplier further agrees that, in the event a transition of employment does not occur at the beginning of a calendar year, Supplier will either (at the sole discretion of the Supplier) (i) [**] or (ii) [**] Ascension Health and the Eligible Recipients shall provide Supplier with the data necessary to make these [**]. For the avoidance of doubt, such [**] shall not apply with respect to any copays, coverage networks, carrier choices, or overall plan design of the Supplier’s health and welfare plans. (c) Paid-Time-Off (PTO) (Vacation/Sick Leave). Supplier shall make available to each Transitioned Employee paid-time-off benefits for vacation and sick leave consistent with the Supplier’s applicable plans [**], in each case beginning on his or her Employment Effective Date, with years of service of such Transitioned Employee (d) determined in accordance with Section 2.5(a). Any difference between the Transitioned Employee’s pre-transition paid leave from the Supplier’s accrual may be factored into the Benefits Uplift for as long as Ascension Health deems appropriate in its sole discretion and reimburses Supplier for the cost of such difference. Unless [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 13 Page 6 otherwise set forth in this Section 2.5, Supplier’s policy shall govern the Transitioned Employee’s use of paid leave, as well as the other criteria governing paid leave. (e) Incentive Bonus. Upon Employment Effective Date, a Transitioned Employee shall be eligible to participate in Supplier’s bonus plan, provided that such Transitioned Employee’s band within Supplier’s compensation structure makes such Transitioned Employee eligible to participate in such bonus plan. Each Transitioned Employee’s initial bonus payment (where eligible) following his or her respective Employment Effective Date shall be determined on a pro-rata basis based on the amount of time such Transitioned Employee was employed by Ascension Health or the applicable Eligible Recipient, as applicable, during the applicable bonus plan year and the amount of time such Transitioned Employee was employed by Supplier during the applicable bonus plan year. If such Transitioned Employee is entitled to an incentive bonus from Ascension Health or an Eligible Recipient that is payable in a subsequent tax year following the Employment Effective Date, Supplier shall pay the amount due to such Transitioned Employee, and then Ascension Health or such Eligible Recipient shall reimburse Supplier for such amount. Ascension Health commits that it shall ensure Transitioned Employees are paid pro-rata portions of bonuses that a Transitioned Employee would have otherwise been entitled to had the Transitioned Employee not transitioned to employment with Supplier. (f) Pension Plans. Supplier shall not be responsible for any (and Ascension Health shall be solely responsible for all) payments, responsibilities, and other obligations with respect to any current or former pension plans or pension obligations, whether or not accrued, with respect to any Affected Employees. 2.6 Payment of Accrued PTO for Affected Employees. Upon an Affected Employee’s cessation of employment with Ascension Health or an Eligible Recipient, as applicable, Ascension Health or such Eligible Recipient, as applicable, shall pay to each such Affected Employee an amount equal to the value of such Affected Employee’s accrued paid time off as of the date of such cessation (which payments, solely with respect to the Current Book Eligible Recipients, shall be [**] under the Prior MPSA [**]). 2.7 [**] for Transitioned Employees. Transitioned Employees shall be subject to Supplier’s [**] plan on the Employment Effective Date. If a Transitioned Employee is terminated within [**] months from the Employment Effective Date and is entitled to [**], Supplier shall be [**] for payment of up to [**] of any [**] and any [**] services offered by Supplier. Ascension Health or the applicable Eligible Recipient shall [**] Supplier for the amount of [**] in excess of such [**] days. Supplier shall be responsible for paying the entire [**] owed (if any) if a Transitioned Employee is terminated more than [**] months after his or her Employment Effective Date. 2.8 Supplier shall not be responsible for any severance, wages or other amounts with respect to any Affected Employee that does not accept or is not eligible to receive an offer of employment from Supplier or whose offer of employment from Supplier was rescinded in accordance with this Exhibit 13. In addition, Supplier shall not be responsible for any obligation with respect to any Mandatory Transition Employees (other than as may arise under Section 17.1(k)(vi) of the MPSA) or such other Affected Employees. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 13 Page 7 3. GENERAL. 3.1 Employment Status with Eligible Recipients. The Parties agree that no Transitioned Employee shall be considered an employee of Ascension Health or an Eligible Recipient on and after his or her Employment Effective Date. In addition, [**] shall conduct [**] in a manner [**] to eliminate or minimize the risk that, following any Transitioned Employee’s Employment Effective Date, Ascension Health or an Eligible Recipient shall be considered an employer, co-employer or joint employer of any employee of Supplier or any of its Affiliates or Subcontractors, including the Transitioned Employees. Neither Supplier nor its employees (including Transitioned Employees), subcontractors or agents shall be deemed employees or agents of Ascension Health or any other Eligible Recipient for any purpose including for: (a) federal, state or local tax, employment, withholding or reporting; (b) provident fund, gratuity, bonus, workers’ compensation, employee state insurance or disability coverage, severance pay and paid [**]; or (c) eligibility or entitlement to any benefit under any of Ascension Health’s or any other Eligible Recipient’s Benefit Plans. [**] Supplier [**] workers’ compensation, [**] Supplier, and not Ascension Health or any Eligible Recipient, is responsible for payment of its own employees’ worker’s compensation, disability, unemployment and other insurance, for its social security and Benefit Plans and all applicable income and other taxes. [**] 3.2 Training and Skill Development. Supplier shall adopt and provide the Ascension Health Patient Experience Program to the Transitioned Employees and other Supplier employees that have patient-facing interactions as part of their job function. Transitioned Employees will also be provided skill development and career growth opportunities that are [**] those provided to similarly situated Supplier employees [**]. 3.3 Equal Employment Opportunity Employers Statement. Each of Ascension Health, the applicable Eligible Recipient and Supplier represents and warrants to the other that it is an equal employment opportunity employer and is in compliance in all material respects with any and all applicable employment anti-discrimination laws, rules and regulations related to the provisioning of Services under the Agreement. In regards to the delivery of the Services, each of Ascension Health, the applicable Eligible Recipient and Supplier agrees not to harass, discriminate against or retaliate against any of the other Party’s employees on the grounds of race, national origin, age, sex, religion, disability, marital status or other category protected by law, nor shall it cause or request such other Party to engage in such discrimination, harassment or retaliation in its provisioning of the Services (including but not limited to any refusal to use or remove any Transitioned Employee for reasons not permitted by applicable employment laws). In addition, Supplier affirms that it shall comply with: Executive Order 11246, as amended; the Rehabilitation Act of 1973, as amended; the Vietnam Era Veterans Readjustment Assistance Act of 1974; Civil Rights Act of 1964; Equal Pay Act of 1963; Age Discrimination in Employment Act of 1967; Immigration Reform and Control Act of 1986; the Americans With Disabilities Act; and any additions or amendments thereto. 3.4 Other Employee Matters. As of the Employment Effective Date, the Transitioned Employees shall be employees of Supplier for all purposes. Supplier shall be responsible for all necessary recruiting and hiring costs associated with employing appropriate staff, including all travel and relocation requirements and costs of hiring or transitioning the Transitioned Employees. In addition, Supplier shall be responsible for funding and distributing benefits under the Benefit Plans in which benefit-eligible Transitioned Employees participate on or after the Transitioned Employee’s Employment Effective Date and for paying any compensation and remitting any income, disability, withholding and other employment taxes for such Transitioned Employees beginning on the Employment Effective Date. Ascension Health or the applicable Eligible [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 13 Page 8 Recipient shall be responsible for funding and distributing benefits under the Ascension Health Benefit Plans in which Transitioned Employees participated prior to the applicable Employment Effective Date and for paying any compensation and remitting any income, disability, withholding and other employment taxes for such Transitioned Employees for the period prior to the Employment Effective Date of such Transitioned Employee. Ascension Health and the applicable Eligible Recipient shall provide Supplier with such information in Ascension Health and such applicable Eligible Recipient’s possession reasonably requested by Supplier in order to fulfill its obligations under this [**]. Supplier acknowledges that there may be some employees of Ascension Health or an Eligible Recipient who do not transition employment to Supplier in accordance with this Exhibit 13, but continue to provide (for the avoidance of doubt, subject to Section 4.5(b) of the MPSA) revenue cycle services. For the avoidance of doubt, these employees shall remain and be considered employees of Ascension Health or the applicable Eligible Recipient, as applicable, and not Supplier, and accordingly shall be subject to Ascension Health’s or the applicable Eligible Recipient’s, as applicable, personnel policies and regulations. 3.5 [**] 3.6 [**] [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 13-A SOCIALLY JUST WAGE AND BENEFITS POLICY

To: All Associates cc: Leadership Community Council From: [**], EdD, FACHE, President and Chief Executive Officer [**], DC, Executive Vice President, Mission Integration Date: May 21, 2015 Subject: Increase in Socially Just Minimum Wage As you know, our Ascension Mission includes advocating for a compassionate and just society. According to Catholic Social Teaching, the first principle of a just society is the common use of goods, which individuals access primarily through their wages. We believe a socially just wage acknowledges the dignity of the human person and the spiritual significance of the care our associates provide every day to fellow associates and those we serve. That’s why we are pleased to announce that the Ministries of Ascension are increasing their Socially Just Minimum Wage to $[**] per hour, effective with first pay period beginning after July 1, 2015. For several years, all of the Ministries have provided a Socially Just Minimum Wage, a wage rate reviewed annually to reflect the economic effects of the cost of living in each market, as part of our Socially Just Wage and Benefits policy, which ensures associates receive a fair and just wage and access to healthcare. This year, in deliberating with leaders across our national health system, and as part of the journey to becoming a truly integrated ministry – One Ascension – our local leaders decided that we should lead other employers, particularly other healthcare providers, in advocating for a fair and just minimum wage. It is in this spirit that we start at home, endorsing an $[**] Socially Just Minimum Wage for all Ministries, in the hope that associates who receive an increase are able to improve the standard of living for themselves and their families. In June, each associate who is affected by this increase will receive a personal communication through regular mail to their home address. Please note that students, interns, and contracted associates residing internationally are not subject to the Socially Just Minimum Wage increase at this time. We are excited our Ministries are taking this important step. It reflects a commitment to provide competitive compensation and benefit programs that meet the needs of our diverse associate populations – while being good stewards of our resources so that we can continue to serve all persons with special attention to those who are poor and vulnerable. We want to take this opportunity to thank you, once again, for all that you do to carry out our Mission. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

To: Chief Human Resources Officers cc: [**] – Sr. Vice President, Ethics From: [**], Sr. Compensation Consultant Date: December 16, 2014 Subject: Socially Just Wage Update Rooted in the loving ministry of Jesus as healer, we commit ourselves to serving all persons with special attention to those who are poor and vulnerable. Effective each fiscal year, Ascension Health’s Socially Just Wage Policy (SJW) requires that the minimum hourly rate is reviewed and updated to reflect economic effects on the cost of living. Grounded in Catholic Social Teaching, this policy is designed to provide our associates with resources to meet their basic needs, including shelter, food, clothing, and health care. The SJW Policy applies to all of our Health Ministries, including subsidiary entities, and all associates who meet the following criteria: Associates must be in a regular employment status. Students, interns, or contracted associates residing internationally will not be subject to the socially just wage minimums. Associates covered under a collective bargaining agreement will not be subject to the minimum hourly wage rates. Additionally, the policy should be incorporated into contractual relationships where staff support functions are provided by a third party vendor to ensure all people working within the Health Ministry are provided minimum hourly wages to meet safe and decent standards of living. Updated minimum hourly rates are included with this memo as Exhibit A. This memo briefly highlights the important aspects of the SJW Policy. Hourly Wage Rates – Highlights of the hourly wage component of the policy: Specific rates for each Health Ministry market were derived using the Consumer Price Index for All Consumers (CPI-U), which resulted in a [**]% increase to the current Socially Just Wage minimum rates. If a Health Ministry provides non-traditional sources of guaranteed income beyond those covered by the Socially Just Wage Policy and that income can be applied to meet basic living needs, it may be acceptable to reduce the minimum hourly rate. Please contact me to discuss such situations. As noted earlier, the minimum hourly rate will be updated annually to reflect current economic conditions, to be effective the following July. In this case, it is intended that the minimum hourly rates provided on the attached Exhibit A is implemented effective July 1, 2015. The expectation is that all Health Ministries will continue to comply with the Socially Just Wage Policy, making an appeal only in cases of hardship within the Health Ministry. Please contact me to request an appeal. Let me know if you have any questions. Thank you. Phone: [**] Email: [**] [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Exhibit A

Ascension Health Socially Just Wage Policy

Minimum Hourly Rates – FY 2015 versus FY 2016

		SJW Policy Hourly Rate FY2015	SJW Policy Hourly Rate FY2016
AL	Providence Hospital (Mobile)	$[**]	$[**]
AL	St. Vincent's Health System (Birmingham)	$[**]	$[**]
AR	DOC Services (Gould)	$[**]	$[**]
AR	DOC Services (Dumas)	$[**]	$[**]
AZ	Carondelet Health Network (Tucson)	$[**]	$[**]
AZ	Holy Cross Hospital (Nogales)	$[**]	$[**]
CT	St. Vincent's Health Services (Bridgeport)	$[**]	$[**]
DC	Providence Hospital (Washington)	$[**]	$[**]
FL	Sacred Heart Health System (Pensacola)	$[**]	$[**]
FL	St. Vincent's Health Care (Jacksonville)	$[**]	$[**]
ID	St. Joseph Reg. Medical Center (Lewiston)	$[**]	$[**]
IL	Alexian Brothers Health Services (Chicago)	$[**]	$[**]
IN	St. John's Health System (Anderson)	$[**]	$[**]
IN	St. Mary's Health System (Evansville)	$[**]	$[**]
IN	St. Joseph Hospital (Kokomo)	$[**]	$[**]
IN	St. Vincent Carmel Hospital (Carmel)	$[**]	$[**]
IN	St. Vincent Clay (Brazil)	$[**]	$[**]
IN	St. Vincent Frankfort Hospital (Frankfort)	$[**]	$[**]
IN	St. Vincent Hospital (Indianapolis)	$[**]	$[**]
IN	St. Vincent Jennings Hospital (North Vernon)	$[**]	$[**]
IN	St. Vincent Mercy Hospital (Elwood)	$[**]	$[**]
IN	St. Vincent Randolph Hospital (Winchester)	$[**]	$[**]
IN	St. Vincent Williamsport (Williamsport)	$[**]	$[**]
KS	Via Christi Health (Witchita)	$[**]	$[**]
LA	DOC Health Centers (Metaire)	$[**]	$[**]
LA	DOC Health Centers (New Orleans)	$[**]	$[**]
MD	St. Agnes Healthcare (Baltimore)	$[**]	$[**]
MD	St. Joseph Ministries (Emmitsburg)	$[**]	$[**]
MD	Villa St. Michael (Emmitsburg)	$[**]	$[**]
MI	Borgess Health (Kalamazoo)	$[**]	$[**]
MI	Genesys Health System (Flint)	$[**]	$[**]
MI	St. John Health (Detroit)	$[**]	$[**]
MI	St. Joseph Health System (Tawas City)	$[**]	$[**]
MI	St. Mary's of Michigan (Saginaw)	$[**]	$[**]
MI	St. Mary's of Michigan Standish Hospital (Standish)	$[**]	$[**]

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

MO Ascension Health System Office (St. Louis) $[**] $[**] MO Alexian Brothers (St. Louis) $[**] $[**] MO St. Mary’s Hospital (Blue Springs) $[**] $[**] MO Seton Center (Kansas City) $[**] $[**] MO St. Joseph Health Center (Kansas City) $[**] $[**] NY St. Mary’s Healthcare (Amsterdam) $[**] $[**] NY Mount St. Mary’s Hospital (Lewiston) $[**] $[**] NY Our Lady of Lourdes (Binghamton) $[**] $[**] OK St. John Health System (Tulsa) $[**] $[**] TN Saint Thomas Health Services (Nashville) $[**] $[**] TN Saint Thomas Hickman Hospital (Centerville) $[**] $[**] TN Alexian Brothers Senior Ministries (Chattanooga) $[**] $[**] TX DOC Services (San Antonio) $[**] $[**] TX Providence Health Service of Waco $[**] $[**] TX Seton Family of Hospitals (Austin) $[**] $[**] TX Community Hospice of Texas (Fort Worth) $[**] $[**] TX Nazareth Hall Nursing Center (El Paso) $[**] $[**] TX Centro San Vicente (El Paso) $[**] $[**] TX Centro San Vicente (San Elizario) $[**] $[**] WA Lourdes Medical Center (Pasco) $[**] $[**] WI Alexian Brothers Senior Ministries (Milwaukee) $[**] $[**] WI Columbia/St. Mary’s (Milwaukee) $[**] $[**] WI Columbia/St. Mary’s Ozaukee (Mequon) $[**] $[**] WI Ministry Health Care (Milwaukee) $[**] $[**] WI Ministry Health Care East $[**] $[**] WI Ministry location Central $[**] $[**] WI Ministry location West $[**] $[**] WI Ministry location North $[**] $[**] [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Revised 5/13/2008 1 Socially Just Wage and Benefits Policy “The word of God’s revelation is marked by the fundamental truth that [persons], created in the image of God, share by work in the activity of the creator, and continue to develop that activity...” John Paul II Background According to Catholic Social Teaching, the first principle of a just society is the common use of goods. Wages are the primary means by which individuals access those goods and provide for their family, which is the basic social unit. Our Strategic Direction impels us to be a Model Community of Mission-centered associates who find our work to be life-giving and satisfying in an environment that supports us in optimizing our health and well- being through appropriate access, prevention, wellness and care. We commit ourselves to serving all persons with special attention to those who are poor and vulnerable. We want to ensure that our associates are not part of this working poor population. The Socially Just Wage and Benefits Policy is designed to provide associates with an equitable wage and with resources for them and their family members to obtain affordable access to medical care, consistent with our Strategic Direction including the Call to Action. History In 2001, the Ascension Health Board of Trustees endorsed a minimum Socially Just Wage Policy which consisted of the following components: By June 2003 each Ascension Health Ministry established a minimum wage consistent with the Socially Just Wage Policy implemented at that time. Hourly rates were based on the calendar year 2000 Federal Poverty Level (FPL) for a family of four and were geographically adjusted. An optional benefits subsidy to provide affordable healthcare to lower paid associates was also included. Health Ministries were encouraged to institute appropriate career development programs such as tuition reimbursement and job training for lower-paid associates. Health Ministries were also encouraged to adopt the role of community leader to assist low-income families improve their well-being. All Health Ministries adopted the initial minimum hourly rates established in 2003. Some Health Ministries also provided the optional health plan subsidy and developed community programs and/or career development programs for lower-paid associates at their respective locations. In 2006 the Compensation and Benefits Work Team and the CHRO Advisory Council conducted a thorough review of the policy to ensure alignment with our Strategic Direction including the Call to Action. Specific concerns regarding the original policy were expressed as follows: Whether the minimum wage rate is being adjusted sufficiently to keep up with inflation. The “one-size-fits-all” approach of using a family of four is not reflective of individual associates’ needs and may overcompensate some associates while not doing enough for others. While applying the Socially Just Wage Policy minimum across the board for all associates preserves pay equity, it may not be necessary for those whose other family income already affords a reasonable standard of living. There is inequity in the policy across Ascension Health because the SJW hourly wage does not consider varying levels of health and other fringe benefit subsidies provided by Health Ministries. If employment costs become too expensive, Health Ministries may decide to outsource certain operations. Associates hired by the service provider in those cases may not receive socially just wages or benefits despite an intent and desire to include minimum standards in outsourcing contracts.

Revised 5/13/2008 2 Research indicates that the Federal Poverty Level is a measure that identifies those living in the most impoverished circumstances. In fact, the income necessary to maintain a safe and decent-yet-modest living standard exceeds the Federal Poverty Level. It has now been recommended that the Socially Just Wage Policy be amended to meet the following Guiding Principles and Rationale: • A socially just wage provides associates and their dependents with the resources and tools necessary to achieve a physically safe and decent standard of living, including housing, food, transportation, child care, healthcare, and other necessities. Health Ministries need flexibility regarding the means to achieve a socially just wage and benefits through a combination of the minimum hourly wage rate and other non-traditional sources of guaranteed income. An example of non-traditional income would be a gain sharing program. The Socially Just Wage Policy applies to outsourcing and vendor relationships to ensure all people working within the Health Ministry are provided minimum hourly wages to meet safe and decent standards of living. To the extent possible, resources dedicated to this program will be delivered to those who need them the most in order to have a safe and decent-yet-modest standard of living. The plan design should be as simple as possible but should first and foremost serve to deliver on the objectives of this plan. Socially Just Wage Plan Elements Effective July 1, 2007, all Health Ministries must provide a minimum hourly wage to associates who meet the following criteria: • Associates must be in a regular employment status. • Students, interns, or contracted associates residing internationally will not be subject to the socially just wage minimums. • Associates covered under a collective bargaining agreement will not be subject to the minimum hourly wage rates. The minimum hourly wage will be derived from 175% of the individual Federal Poverty Level for an individual, which is regionally adjusted using a “Grand Index.” The “Grand Index” incorporates multiple measures of wage and cost-of-living data including Medicare reimbursement rates to geographically adjust the national average to the local community. Data sources include: • Economic Research Institute • Council for Community and Economic Research (formerly known as ACCRA) • Centers for Medicare and Medicaid Wage Index • Online cost of living calculators The Socially Just Wage Policy applies to all entities; separate rates will not be developed for subsidiary entities in rural communities where data to support the calculations is unavailable. However, if the cost- of-living factors differ enough, it may be appropriate to adjust the minimum hourly wage rate accordingly upon appropriate supporting documentation being provided by the Health Ministry for review by the System Office. Within this plan Health Ministries are permitted to: Establish a minimum hourly wage higher than the 175% level Apply other fully committed forms of non-traditional compensation to meet this minimum as long as the income is guaranteed (e.g., gain sharing, child care credits, housing assistance) Maintain their current minimum hourly if the rate under the new policy is less.

Revised 5/13/2008 3 Ongoing Process Each December, the minimum hourly rate will be updated to reflect inflation and it will be communicated by the System Office to Health Ministries so that associate wages can be updated effective July 1 of the following year. Health Benefits Subsidy Catholic Social Teaching recognizes that each individual has a fundamental right to share in the fruits of her or his labor and to have basic needs met, including access to healthcare. An essential component of the Socially Just Wage Policy is the employer subsidization of the cost of healthcare insurance for lower- paid associates. This employer subsidy, combined with the minimum hourly wage rate, will provide lower-paid associates with a decent standard of living and affordable access to healthcare. The Guiding Principles and Rationale are: Affordable healthcare for low-income individuals is critical in maintaining and improving their health. Affordable medical coverage for Ascension Health associates supports our Call to Action strategy of being a healthcare system that leaves no one behind. By making medical coverage affordable, Ascension Health may benefit from enhanced productivity. Associates and their dependents who have affordable medical coverage are more likely to be healthy and to attend to their healthcare needs in a proactive and efficient manner. The approach and goals of the policy applicable to associates should be consistent with those of the Charity Care policy for the uninsured and underinsured persons we serve. Plan Elements All Health Ministries must provide a health benefits subsidy to qualified associates no later than the first day of the medical plan year in 2009 (e.g. if the medical plan year begins January 1 then this policy must be implemented by January 1, 2009). Health Ministries are encouraged to implement the policy before that date if administratively and financially feasible. Associates eligible for the health benefits subsidy must meet the following requirements: Associates must be in a regular full-time associate status. Full-time requirements will be defined by the Health Ministry. Students, interns, or contracted associates residing internationally will not be subject to the health benefits subsidy. Associates covered under a collective bargaining agreement will not be subject to the health benefits subsidy. Associates with an Ascension Health base salary greater than the family income amount for their family size relative to the Federal Poverty Level will not be eligible for the health benefits subsidy. The health benefits subsidy consists of two components: Percentage reduction of associate contributions toward Health Ministry medical plans based on family income and family size relative to the Federal Poverty Level. Reduction in out-of-pocket expenses for services incurred at the Health Ministry, with an optional reduction in prescription and physician co-pays. Reduction of associate contributions The reduction of associate contributions toward the Health Ministry medical plans will be based on the following discount schedule: Total household income of less than 100% of FPL for that family size will receive a [**]% discount in associate contribution toward medical plan. Total household Income of less than 133% of FPL for that family size will receive a [**]% discount in associate contribution toward medical plan. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Revised 5/13/2008 4 Total household Income of less than 167% of FPL for that family size will receive a [**]% discount in associate contribution toward medical plan. Total household Income of less than 200% of FPL for that family size will receive a [**]% discount in associate contribution toward medical plan. Non-geographically indexed FPL amounts will be used to determine the subsidy to provide consistency in administration and communication. Health Ministries may request an exception from the System Office to utilize a regionally adjusted FPL. Health Ministries may elect which medical plans qualify for the associate contribution discount, as long as the medical plan selected provides comprehensive coverage and services. The employer subsidy will remain in effect during any period of approved medical leave and/or leave covered under the Family and Medical Leave Act (FMLA). Associates eligible for state or federal medical discount programs will be encouraged to utilize the benefit provided to them by the state or federal government, but will not be excluded from participating in the health benefits subsidy if they chose to join the Health Ministry medical plan. Waiver of Domestic Charges For associates qualifying for the health benefits subsidy, Health Ministries should proportionally waive, based on the discount schedule, out-of-pocket expenses for healthcare (defined as covered expenses under the Health Ministry’s medical plan) incurred at their facility, including but not limited to facility co-pays, deductibles and co-insurances for services incurred at and billed through their facility. Health Ministries also have the option to: Waive [**]% of the out-of-pocket expenses incurred at their facilities (even if the associate only qualifies for [**]%, [**]%, or [**]% discount) Waive co-pays for prescription drug services incurred at their facilities Waive co-pays for physician services Process Qualified associates will have the ability to enroll in the health benefits subsidy annually. Enrollment will take place concurrently with Health Ministry Open Enrollment. Application process Prior to the Health Ministry’s annual Open Enrollment, associates should be offered the opportunity to apply for the health benefits subsidy. Applications will be updated annually by the System Office and provided to Health Ministries. The following documentation must be provided by the associate to apply for the subsidy: Prior year IRS Tax Form (1040 or 1040EZ), which provides documentation of household income and number of dependents, including prior year IRS Tax Form (1040 or 1040EZ) of a former spouse if sharing custody of children who are covered dependents under the Health Ministry’s medical plan Signed application form Each Health Ministry will determine the department responsible for collecting and approving applications and communicating information to associates. Associates will be notified prior to enrollment if their application is approved. Once approved, associates remain in the program through the end of the benefits plan year regardless of changes in household income as long as they remain in a category of associates eligible for the medical plan. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Revised 5/13/2008 5 Associates will be required to reapply each year for continued participation. Community Outreach As included in the Socially Just Wage Policy of 2001, Health Ministries are also asked to serve as a leader in creating a broad understanding of the need for communities and government agencies to direct efforts at assisting low-income families to improve their well-being. The development of programs and services to benefit the low-income families in the community is an integral component of this program. These include programs and services such as housing assistance, advocating employer conferences on living wage issues, and other social programs to benefit surrounding communities. Career Development In addition, the Socially Just Wage Policy encourages Health Ministries to develop programs to support career progression for lower-paid associates through job training, tuition assistance for formal education, and career counseling. Catholic Social Teaching shares that a just wage is more than a means of attracting, training and motivating a workforce. Through appropriate career development, lower-paid associates will acquire a greater dignity of the human person and achieve a spiritual significance of work. Summary The Socially Just Wage and Benefit Policy will foster the full flourishing of each individual while balancing each Health Ministry’s responsibility to steward limited resources. Through the implementation of the Socially Just Wage and Benefit Policy, which establishes a minimum hourly wage and access to comprehensive, affordable healthcare to lower-paid associates, Ascension Health will advance our Strategic Direction and align with Catholic Social Teaching. Attachments Minimum Hourly Rates 2007 and 2008 Health Benefits Subsidy Chart 2007 and 2008 Health Benefits Subsidy Application

HM Logo Here Customize text in blue. Health Benefits Subsidy Application Applications Must Be Received by [Date] The Health Benefits Subsidy is based upon our belief that each Health Ministry should provide Ascension Health associates with resources to meet their basic needs. This explains the subsidy, who is eligible, and how to apply. What is the Health Benefits Subsidy? The policy is designed to assist associates who may not have affordable access to appropriate healthcare. If you are eligible, the policy provides the following: A waiver ([**]%) or discount [**]%, [**]%, or [**]%) on associate contributions for [Health Ministry]’s medical plan coverage A waiver ([**]%) or discount ([**]%, [**]%, or [**]%) of out-of-pocket expenses (co-pays, deductibles, and co-insurance) for covered expenses under the [Health Ministry]’s medical plan that you receive at [Health Ministry]’s facilities [or facilities of other Ascension Health ministries], limited to covered hospital services Who is eligible? You are eligible for the Health Benefits Subsidy if: You are a full-time associate in a category of associates eligible for your [Health Ministry]’s medical benefit plan at the time of Open Enrollment for benefits. Your prior year family income is less than the amount shown below, based on family size, provided your current year base pay is also less than the amount shown below, based on family size. Family size is based on the number of tax exemptions reported on your most recent tax form. For instance, to apply for the subsidy effective Jan. 1, 2009, you will need to submit tax forms for 2007. Annual family income is based on the income amount on line 22 of your family’s prior year federal income tax Form 1040 or 1040EZ. If you are married and you and your spouse file taxes separately, you will need to add the amounts from line 22 on Form 1040 or line 4 of Form 1040 EZ. Once eligible, you will need to certify family size and family income (based on your family’s prior year federal income tax Form 1040 or 1040EZ) at each Open Enrollment. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Family Size	[**]% Waiver if Income is less than:	[**]% Discount if Income is less than:	[**]% Discount if Income is less than:	[**]% Discount if Income is less than:
1	$10,400	$13,832	$17,264	$20,800
2	$14,000	$18,620	$23,240	$28,000
3	$17,600	$23,408	$29,216	$35,200
4	$21,200	$28,196	$35,192	$42,400
5	$24,800	$32,984	$41,168	$49,600
6	$28,400	$37,772	$47,144	$56,800
7	$32,000	$42,560	$53,120	$64,000
8	$35,600	$47,348	$59,096	$71,200
9	$39,200	$52,136	$65,072	$78,400
10	$42,800	$56,924	$71,048	$85,600

Effective Jan. 1, 2009 based on FPL for 2008

An Example

Let's say your family size is 4 and annual family income is $25,000. By checking line 4 on the chart, you can see that you could quality for a [**]% discount because your family earnings are less than $28,196 (but more than $21,200). With the [**]% discount, you would pay [**]% of the required associate contribution to the medical plan.

How can I apply?

It is easy to apply. You should apply during the Open Enrollment period before enrolling for medical benefits. Applications must be received by [Date]. Follow these steps:

Complete the certification statement below.

Make a copy of your most recent federal income tax Form 1040 or 1040EZ. If your current tax form does not include your full list of dependents, please provide a copy of the divorce decree or other documentation verifying your list of covered dependents.

Take both items to your Human Resources Representative- or send them to the Human Resources Department in a sealed envelope marked "Confidential." Your application will be reviewed confidentially.

Human Resources will notify you when your application is approved and will give you instructions on how to [obtain healthcare][receive reimbursement for out-of-pocket expenses for healthcare received] at our Health Ministry's facilities. You will need to proceed through the normal Open Enrollment process and enroll for medical benefits at that time.

[**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

My Certification Statement for the Health Benefits Subsidy I hereby certify that I meet the family income and family size guidelines established by Ascension Health. I certify that I am eligible to receive a Health Benefits Subsidy offered to associates through my Health Ministry. I understand that any misrepresentation of material fact (or false information provided) as part of this certification is subject to disciplinary action, up to and including termination of employment. Your Name (please print):__________________________________Date: ________________ Your Signature:__________________________________________Date:_________________ Your Approval for the Health Benefits Subsidy for 2009 This certifies that you have qualified for the Health Benefits Subsidy effective Jan. 1, 2009. Based on family size and income, you are eligible for the following Health Benefits Subsidy: 25% Discount 50% Discount 75% Discount 100% Waiver Health Ministry Representative Signature: __________________Date: __________________ This application is not a guarantee of the Health Benefits Subsidy. You must provide the requested tax forms to be eligible. Your current year base pay must be less than the prior year family income guideline, for your family size. You must complete another certification, and be approved by Human Resources, each year that you continue as a full-time associate if you wish to continue the Health Benefits Subsidy. If you qualify for the Health Benefits Subsidy effective Jan. 1, 2009, it will be in effect only until Dec. 31, 2009, unless you leave employment before then. The Health Benefits Subsidy will end on Dec. 31, 2009 or the earlier date you are no longer in a category of associates eligible for medical coverage. COBRA coverage will apply at standard COBRA premium rates. Ascension Health reserves the right to modify or terminate this policy at any time, including revision of the annual incomes required for eligibility. This application is not an employment contract. It is not intended to be a guarantee of future employment. Any dispute over the Health Benefits Subsidy is subject to final ruling by the Chief Human Resource Officer. If you have any questions about the policy, please contact your Human Resources department.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 14 REPORTS AND DATA SETS

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 14 Page 1 Exhibit 14 Reports and Data Sets 1. General. 1.1 In accordance with Section 9.2 of the MPSA, Supplier shall provide the following Reports and data sets on a monthly basis, or as explicitly called for within this Exhibit 14. 2. Dependent Standard Report Set 2.1 Summary (a) Key Performance Indicators – Supplier will provide all of the standard core operating metrics included in Supplier’s analytics platform on a monthly basis, as well as upon request. Both Ascension Health and each Eligible Recipient shall also have the right to request other key performance indicators not included in Supplier’s standard core operating metrics, and Supplier will provide reasonable efforts to fulfill such request. Should Supplier determine in good faith that such performance data cannot reasonably be provided or validated, or would be overly burdensome to provide or validate, the request will be referred to the Operations Oversight Committee. The Operations Oversight Committee will discuss possible approaches to providing the data, and determine whether and from where it will be obtained. (b) Ascension Income Statement Metrics. (c) Any documentation or KPIs required to support and comply with “Exhibit 3 – Service Levels” of the MPSA. (d) Any documentation or KPIs required to support and comply with “Exhibit 4-B – Incentive Fees for Dependent Services” of the MPSA. (e) Month-End Summary reports for each Eligible Recipient provided no later than [**] pm CT on business day [**] which includes a synopsis of scorecard metric performance and performance against [**]. (f) Site Management Reports delivered no later than day [**] of each month for the [**]. (g) Shared Service Center reporting distributed no later than day [**] of each month for the [**]. 2.2 Registration (a) [**] each step of the registration process within Supplier’s standard clearance technology [**]. 2.3 Self- pay and Uncompensated Care. (a) Patient Totals – This report will provide metrics for all patients, broken out by patient type, who present as uninsured or self-pay during the period being measured. The metrics will be [**] [**] [**] during the period. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 14 Page 2 (b) Pending Conversion [**] – This report will detail the period end [**] who, as a result of the screening processes have been identified as potentially able to be converted to a paying solution. The [**] will be stratified into aging tiers consistent with the data in [**] 2.4 Patient [**] Summary – This report will provide metrics relating to the [**] from patients for individuals admitted during the prior rolling twelve (12) months, as well as for all active accounts receivable. The metrics will be: (a) [**]. (b) [**] [**] (c) [**] 2.5 Patient Accounts Receivable - The total dollar amount of open accounts receivable from patients at the reporting date. The total dollar amount will be stratified into aging tiers consistent with the data in [**]. 2.6 Payor [**] Summary – This report will provide metrics relating to the [**] from third party payors for individuals admitted during the prior rolling twelve (12) months, specifically it will provide insurance payments as a percent of expected insurance payments. The metrics will be detailed by each third party payor. The specific metrics for each payor will include [**] 2.7 Payor Accounts Receivable. (a) The total dollar amount of open accounts receivable from third party payors at the reporting date. The total dollar amount will be stratified by payor. For each payor, the report will be further stratified into aging tiers consistent with the data in [**] The Payor Accounts Receivable report will also provide the aggregate amount of [**] by payor at the reporting date. (b) Accounts Receivable [**] This report will display the amount of patient accounts receivable at period end expressed in terms of [**], for self pay as well as each third party payer. (c) [**] by Payor – This report will display the dollar amount of [**] by each third party payor at period end. To the extent reasonably available in Eligible Recipient workflow and reporting tools, a breakdown of dollar amounts by hold reason and aging will also be included. (d) [**] Summary – This report will display by each third party payor the net dollar amount [**], and the net dollar amount [**] [**] during the prior rolling [**] months, as well as for all active accounts receivables. (e) [**] Summary – This report will display for each third party payor the net dollar amount of charges [**]. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 14 Page 3 3. Intentionally Deleted 4. Dependent Services Reports 4.1 The Reports associated with the Dependent Services that rely on the RC Tools will be made available to the Eligible Recipients and Ascension Health and the Reports for each month will be available no later than [**] of the following month, unless another deadline is explicitly specified in Section 2 above. 4.2 Any information technology integration requirements needed by the applicable Eligible Recipients to connect to Supplier’s RC Tools reporting system and the implementation timelines for the RC Tools shall be set forth in the applicable Supplement. Reports which rely upon the completed implementation of the RC Tools in accordance with the applicable Transition Plan will be made available within [**] days after the completed implementation of such RC Tools. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 15 TRANSITION PRINCIPLES

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 15 Page 1 Exhibit 15 Transition Principles In accordance with Section 4.2(a) of the MPSA, each Transition Plan shall meet the following requirements: 1. TRANSITION PLAN. SUPPLIER WILL PERFORM TRANSITION SERVICES FOR EACH ELIGIBLE RECIPIENT, AS APPLICABLE BEFORE TRANSFERRING RESPONSIBILITY FOR THE SERVICES FROM AN ELIGIBLE RECIPIENT TO SUPPLIER. SUPPLIER SHALL DEVELOP AND IMPLEMENT, UPON THE APPLICABLE ELIGIBLE RECIPIENT’S WRITTEN APPROVAL, A DETAILED TRANSITION PLAN. SUPPLIER AND THE APPLICABLE ELIGIBLE RECIPIENT SHALL WORK COLLABORATIVELY TO ASSURE THE SUCCESSFUL IMPLEMENTATION OF THE TRANSITION PLAN. EACH TRANSITION PLAN WILL, AT A MINIMUM, INCLUDE THE FOLLOWING KEY COMPONENTS: 1.1 Time Frame: The Transition Plan will specify the date for the commencement of Services for the applicable Eligible Recipient and will address activities to be undertaken by each party during the first [**] months of the Services for Current Book Eligible Recipients and [**] months for Additional Book Eligible Recipients. 1.2 Schedule of leadership and associate communication initiatives with Ascension Health approval. 1.3 Schedule of management and staff training and development. 1.4 Prioritization and implementation plan for key process/technology initiatives which includes key dates, scope, and deliverables. 1.5 Identification of resources required and available to execute the Transition Plan and implementation and commencement of Services. 1.6 Schedule for delivery of the applicable Eligible Recipient’s financial data required to support the applicable measurement process. 1.7 Identification of applicable policies affecting financial assistance and billing practices relating to the uninsured. 1.8 Protocol and processes for required System access and provisioning requests including application/solution and network access, 1.9 Supplier obligations that are related to regulatory and compliance training. 1.10 Identification of both quantitative and qualitative data requests necessary to support operations. 2. ASCENSION HEALTH AND OTHER ELIGIBLE RECIPIENT REVIEW AND PARTICIPATION. SUPPLIER SHALL ALLOW ASCENSION HEALTH AND THE RESPECTIVE ELIGIBLE RECIPIENT TO MONITOR, TEST, AND OTHERWISE PARTICIPATE IN THE TRANSITION ACTIVITIES, FROM TIME TO TIME, AS REQUESTED. THE HIGHEST LEVEL SUPPLIER PERSONNEL RESPONSIBLE FOR AN [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 15 Page 1 APPLICABLE ELIGIBLE RECIPIENT’S TRANSITION SHALL PERIODICALLY MEET AT REGULAR INTERVALS WITH SUCH APPLICABLE ELIGIBLE RECIPIENT RELATIONSHIP MANAGER UNTIL COMPLETION OF THE TRANSITION PLAN IN ORDER TO REVIEW THE STATUS OF THE TRANSITION PLAN.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 16 EXCLUDED SUPPLIER OWNED MATERIALS

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 16 Page 1 Exhibit 16 Excluded Supplier Owned Materials 1. [**] Integration Architecture and [**] supporting RC Tools. 2. Supplier operating tools used to support the RC Tools such as [**]. 3. Supplier training materials and support documentation supporting the RC Tools. 4. Supplier Knowledge Support materials, MS Excel templates, and MS SharePoint templates used to support operations in its [**] and “[**]” measurement processes. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. EXHIBIT 17 HIGH LEVEL MPSA TRANSITION ACTIVITIES

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 17 Page 2 Exhibit 17 High Level MPSA Transition Activities 1. TRANSITION OF EXISTING SUPPLEMENTS. 1.1 Current Book Eligible Recipients. The Eligible Recipients that are receiving Services from Supplier pursuant to an Existing Supplement as of the Effective Date are listed below. The Parties acknowledge and agree that, after the Effective Date and in accordance with the timing set forth in Section 4.2(a) of this Exhibit 17, the Existing Supplements will cover Dependent Services and, in accordance with the transition contemplated in Section 3 of this Exhibit 17, each Current Book Eligible Recipient will enter into a new Supplement with respect to Physician Advisory Services.  ST. JOHN PROVIDENCE HEALTH SYSTEM (SUPPLEMENT 3; DETROIT)  PROVIDENCE HOSPITAL (SUPPLEMENT 4; WASHINGTON D.C.)  GENESYS HEALTH SYSTEM (SUPPLEMENT 6; FLINT)  BORGESS HEALTH (SUPPLEMENT 7; KALAMAZOO)  ST. THOMAS HEALTH (SUPPLEMENT 8; NASHVILLE)  SAINT VINCENT HEALTH SYSTEM (SUPPLEMENT 9; JACKSONVILLE)  ST. MARY’S OF MICHIGAN (SUPPLEMENT 10; SAGINAW; TAWAS; STANDISH)  COLUMBIA ST. MARY’S, INC. (SUPPLEMENT 11 AND SUPPLEMENT 14; MILWAUKEE)  ST. VINCENT’S HEALTH SYSTEM (SUPPLEMENT 12; BIRMINGHAM)  PROVIDENCE HOSPITAL (SUPPLEMENT 13; MOBILE) (each a “Current Book Eligible Recipient,” and collectively “Current Book Eligible Recipients”). 1.2 Exceptions to the MPSA. Ascension Health and Supplier have mutually agreed to the following exceptions from the general rule that the terms of the MPSA will override the terms of the Existing Supplements: (a) The exclusion of “Out of Scope” services (as described in the applicable Supplements) from the Dependent Services shall continue and survive in the following Supplements unless and until the Parties determine during the standardization process (further described in Section 4.2(a) below) that such services are part of the Dependent Services and will be provided by Supplier:  Supplement 3 (St. John Providence Health System), Section 4.1 (Dependent Services – Out of Scope); and  Supplement 6 (Genesys Health System), Section 4.1 (Dependent Services – Out of Scope). (b) The provision by Supplier of “Historical Extra Services” and “Historical Optional Services” (as described in the applicable Supplements) shall continue to be provided by Supplier as set forth in the applicable Supplements unless and

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 17 Page 3 until the Parties determine during the standardization process (further described in Section 4.2(a) below) that such Services shall no longer be provided by Supplier:  Supplement 3 (St. John Providence Health System), Section 4.2(a) (Optional Services – Historical Optional Services);  Supplement 6 (Genesys Health System), Section 4.2(a) (Optional Services);  Supplement 9 (Jacksonville), Section 4.2(c) ([**]); and  Supplement 10 (Saginaw, Tawas, Standish), Section 4.2(a) (Optional Services). (c) With respect to Supplement 14 entered into by and between Columbia St. Mary’s and Supplier, Supplement 14 shall continue under the terms of this MPSA, but Supplement 14 shall, solely with respect to Supplement 14 (and not with respect to any other Supplement), override the terms of this MPSA in the event of a conflict between the terms of the MPSA and the terms of Supplement 14. (d) With respect to (i) Supplement 3 entered into by and between St. John Providence Health System and Supplier and (ii) Supplement 10 entered into by and between St. Mary’s of Michigan and Supplier, the Physician Advisory Services provided to (A) Providence Hospital & Medical Centers - the Providence Park Campus pursuant to Supplement 3 and (B) St. Mary’s Saginaw pursuant to Supplement 10, in each case of (A) and (B), shall each continue to be provided by Supplier according to the descriptions for such Physician Advisory Services and at the pricing set forth in the respective Supplements as of the Effective Date until the relevant Current Book Eligible Recipient is transitioned to the standardized Physician Advisory Services, as further described in and in accordance with Section 3 of this Exhibit 17. (e) Following the Effective Date and prior to the end of the Phase 1 Period, Ascension Health and Supplier shall mutually cooperate and consider any other exceptions to the MPSA that may be appropriate with respect to the Existing Supplements and shall document in an amendment to this Exhibit 17 any such additional exceptions that are mutually agreed by Supplier and Ascension Health. Ascension Health shall make commercially reasonable efforts to ensure that any concerns or requests for exceptions raised by an Eligible Recipient shall not be raised directly with Supplier, but instead must first to escalated to Ascension Health for centralized consideration, management and discussion with Supplier, as further set forth in Exhibit 6 (Governance). 1.3 Ascension Health Provided Equipment. Ascension Health Provided Equipment shall be agreed in accordance with the terms of Section 4.1(c) (Required Resources) of the MPSA, notwithstanding any list of Ascension Health Provided Equipment that may be set forth in a Current Book Eligible Recipient’s Supplement. 1.4 Invoicing. All invoices for Services delivered to an Eligible Recipient will continue to be submitted to the applicable Eligible Recipient. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 17 Page 4 2. TRANSITION OF ADDITIONAL BOOK ELIGIBLE RECIPIENTS. 2.1 Additional Book Eligible Recipients. Commencing during the Phase 1 Period (defined below) (unless otherwise agreed by the Parties in writing) and to be completed no later than the third (3rd) anniversary of the Effective Date (unless otherwise agreed by the Parties in writing), Ascension Health will effect the transition to Supplier or, at Supplier’s election, an affiliate of Supplier, the revenue cycle management business (i.e., the purchase of Services) for each of the Eligible Recipients that are identified in the table below, subject to Section 4.6 of the MPSA. 2.2 Additional Book Eligible Recipients:  St. Vincent Health, Inc. (Indianapolis, IN)  Seton Healthcare Family (Austin, TX)  Ministry Health Care, Inc. (Milwaukee, WI)  St. John Health System, Inc. (Tulsa, OK)  Via Christi Health, Inc. (Wichita, KS)  Sacred Heart Health System, Inc. (Pensacola, FL)  St. Agnes HealthCare, Inc. (Baltimore, MD)  St. Vincent’s Medical Center (Bridgeport, CT)  Our Lady of Lourdes Memorial Hospital (Binghamton, NY)  Providence Health Services of Waco (Waco, TX) 3. TRANSITION OF PAS SERVICES. 3.1 PAS Transition. Ascension Health will effect the transition (x) by no later than December 31, 2016, of [**]% of the physician advisory services business of the Additional Book Eligible Recipients and the Current Book Eligible Recipients that is, as of the Effective Date, managed by [**] (the “PAS Business”), and (y) by no later than December 31, 2017, the remaining [**]% of such PAS Business, in each case of (x) and (y), to Supplier or, at Supplier’s election, one of its Affiliates, by execution of a Supplement between the Parties or between Supplier and the applicable Eligible Recipient, as applicable, for Physician Advisory Services using the form of Supplement attached to this Agreement as Annex 1; provided that the dates in the foregoing clauses (x) and (y) shall be delayed to the extent (A) necessary to avoid requiring Ascension Health or an Affiliate to terminate, in connection with such transition, any of its currently existing agreements with [**] in a manner that would give rise to penalties or liabilities or otherwise create a breach of such agreements for early or unauthorized termination and (B) as determined by the PAS Governance Board. The percentages referenced above shall be determined by the aggregate FY15 Cash Collections of the Additional Book Eligible Recipients set forth in Section 2.2 and the Current Book Eligible Recipients to be transitioned, divided by the aggregate FY15 Cash Collections of all of the Additional Book Eligible Recipients set forth in Section 2.2 and Current Book Eligible Recipients. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 17 Page 5 3.2 Guiding PAS Transition Principles. The Parties agree that appeals and other work-in-process under any agreement with [**] that is ongoing as of the effective date of the termination of the applicable agreement with [**] will be adjudicated by [**] and that Supplier will not undertake any such appeals or similar work-in-process. Ascension Information Services and Supplier’s information technology personnel shall cooperate in good faith to facilitate the transmission of information from the applicable Eligible Recipients to Supplier in order to assist with the transition to Supplier’s provision of Physician Advisory Services. Supplier acknowledges that referrals may be received via “Case Management” software or via fax. 3.3 Governance. The PAS Governance Board will (a) discuss the standard services included within the Physician Advisory Services and the protocols for use of Physician Advisory Services (e.g., criteria for case referrals; operating protocols and/or quality reviews for Physician Advisory Services physicians) for the Eligible Recipients and (b) document, review and finalize such standards. The PAS Governance Board will determine the proper timing to transition any Physician Advisory Services not currently being performed by [**] to Supplier. The PAS Governance Board shall be composed of at least three (3) executives from each of Ascension Health and Supplier. The PAS Governance Board shall have an equal number of members from each of Ascension Health and Supplier. The PAS Governance Board will meet on a periodic basis as mutually agreed to by the Parties. Decisions of the PAS Governance Board shall require unanimous agreement of all representatives. If unanimous consent cannot be obtained with respect to any particular issue, such issue will be escalated to the JRB for resolution. 3.4 Standardization of PAS Services. The PAS Governance Board will complete a review prior to February 29, 2016 to ensure that (i) the Physician Advisory Services include at least the same services currently provided by [**] to Eligible Recipients and (ii) Supplier will have the opportunity to work with each Eligible Recipient to determine whether any third party is providing services similar to the Physician Advisory Services which may be transitioned to Supplier. Beginning on the sixtieth (60th) day following the Commencement Date for Physician Advisory Services with respect to an Eligible Recipient, the PAS Governance Board will review the use of Physician Advisory Services by such Eligible Recipient as compared against the “standard” Physician Advisory Services determined by the Parties and the PAS Governance Board in accordance with Section 3.3 above. The PAS Governance Board shall determine how to address any variations between the use of Physician Advisory Services by an Eligible Recipient as compared against the “standard” Physician Advisory Services. The Parties acknowledge that some variation between the different Eligible Recipients as to their respective use of Physician Advisory Services is expected. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 17 Page 6 4. STANDARDIZATION OF DEPENDENT SERVICES AND ONBOARDING. 4.1 Pre-Transition Audit. Prior to the commencement of Services for any Additional Book Eligible Recipient, Supplier shall be entitled to conduct (directly or through an agent of Supplier), at Supplier’s expense, a comprehensive compliance audit of all Revenue Cycle Operations of such Additional Book Eligible Recipient (a “Pre- Transition Audit”). Ascension Health shall cooperate with Supplier in connection with any Pre-Transaction Audit, including by facilitating access to the applicable Ascension Health Facilities and personnel of such Eligible Recipients. Ascension Health shall use commercially reasonable efforts to correct any adverse findings of any Pre-Transition Audit. 4.2 Phase 1 Transition. (a) General. During the period commencing on the Effective Date and extending [**] days after the Effective Date (“Phase 1 Period”), Ascension Health will assist Supplier with standardizing the manner in which Supplier provides Dependent Services with the goal of maximizing net patient revenue (“NPR”), consistent with Ascension Health’s faith based principles and values, with respect to the Current Book Eligible Recipients. Prior to the end of the Phase 1 Period, the Parties shall use commercially reasonable efforts to: (1) develop and agree upon a process to provide Supplier with the authority and control over Managed Third Party Agreements required pursuant to Section 6.6 of the MPSA in accordance therewith; (2) finalize the determination of the future state standard location for each process (e.g. offshore vs. onshore center vs. at each site locally) with the goal of achieving both effectiveness and cost efficiency; (3) finalize the selection of the future state standard systems or services for each process (e.g. vendor provider, software platform, etc.) in order to rationalize the revenue cycle tools being utilized across each Current Book Eligible Recipient, provided that where Supplier has a service or tool that it then-currently provides to its customers, such service or tool should be considered the standard, except that exceptions shall be made (I) in instances where an unreasonable drain on Ascension Health’s information services’ resources is reasonably expected as a result of the standardization process and (II) otherwise on a case-by-case basis; (4) develop a detailed work plan for standardizing each Current Book Eligible Recipient in accordance with Supplier’s standard recommendations and guiding principles; (5) achieve [**]% standardization across all of the Current Book Eligible Recipients, with Ascension Health to provide assistance and facilitate communication and change management at each Current Book Eligible Recipient. (b) A Party may refer any disputes regarding any of the foregoing clauses (i) through (v) to the JRB or a similar mutually agreed upon governance structure. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Exhibit 17 Page 7 (c) Intentionally Deleted. (d) Onshore and Offshore Functions. Supplier will prepare and adapt its current technology infrastructure and prepare its applicable Supplier Facilities in India (solely to the extent permitted under this Agreement, including as set forth in Section 6.1 of the MPSA or as otherwise agreed by Ascension and Supplier) and any CBO Supplier Facility and systems to transition and provide Services to the Current Book Eligible Recipients and Additional Book Eligible Recipients. 4.3 Phase 2 Transition. (a) Transitioned Employees. After the Phase 1 Period ends, during the subsequent [**] day period (the “Phase 2 Period”), the Parties will, with respect to the Current Book Eligible Recipients, begin transitioning to Supplier applicable Mandatory Transition Employees and Discretionary Transition Employees who have accepted an offer of employment from Supplier. Except as otherwise agreed by the Parties in writing, the terms applicable to the Affected Employees shall be set forth in Exhibit 13. (b) Additional Book Eligible Recipients. During the Phase 2 Period, Ascension Health shall (by entering into a Supplement with Supplier) effect the transition to Supplier (or, at Supplier’s election, one of its Affiliates) of the Services for the first tranche of the Additional Book Eligible Recipients expressly listed in Section 2.2 (comprising an estimated NPR of between $2.0 Billion and $3 Billion, unless otherwise agreed by the Parties, including due to agreed upon delayed operational readiness), together with the assumption of operation of the appropriate Ascension Health CBO. (c) Shared Services Model. During the Phase 2 Period, Supplier and Ascension Health will, subject to the terms of the Agreement, continue to cooperate to move locally delivered services offshore and to implement labor saving technologies. 4.4 Phase 3 Transition. Over the subsequent [**] months after the conclusion of the Phase 2 Period, Ascension Health shall enter (or cause the applicable Eligible Recipients to enter) into a Supplement for the remaining Additional Book Eligible Recipients expressly listed in Section 2.2 that have not commenced receiving the Services. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. ANNEX 1 FORM OF SUPPLEMENT

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Annex 1 Page 1 Annex 1 Form of Supplement SUPPLEMENT [x] TO AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT [Instructions for use of this document: This document is intended only as a template. The Sections and Schedules referred to below can be included or omitted as applicable for the particular scope of work being added.] This Supplement [x] (this “Supplement”) is made and entered into as of the __ day of ________, 20__ (the “Supplement Effective Date”) by and between [ ] (“Local Client”) and [__________], a [________] corporation having offices [________________] (“Supplier”) (together, the “Local Parties”). This Supplement is entered into pursuant to and subject to that certain Amended and Restated Master Professional Services Agreement (“Master Professional Services Agreement” or “MPSA”) dated as of February 16, 2016 by and between Ascension Health and Supplier, the terms of which, except as expressly modified or excluded herein, are incorporated herein by reference. In accordance with Section 1.1(c) of the MPSA, any amendment to the MPSA, including amendments made after the Supplement Effective Date, shall automatically, as of the amendment effective date, be incorporated into this Supplement, unless otherwise specifically set forth in such amendment. NOW THEREFORE, in consideration of the premises and mutual consents set forth below, the Local Parties hereby agree as follows: 1. Schedules and Attachments. This Supplement includes each of the following attached Schedules, all of which are incorporated into this Supplement by this reference: Schedule A Ascension Health Facilities Schedule B Transitioned Employees Schedule C Administered Expenses Schedule D Managed Third Party Agreements Schedule E Contract Employee Roster Schedule F Satisfaction Surveys Schedule G Subcontractors Schedule H Ascension Health Provided Equipment Schedule I Performance Targets and Bounds 2. Definitions. Exhibit 1 to the MPSA is hereby supplemented with the definitions set forth below: [List any additional definitions specific to this Supplement.] The definitions added by this Supplement to Exhibit 1 to the MPSA shall apply only with respect to the Services provided under this Supplement.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Annex 1 Page 2 3. Supplement Term. The Term of this Supplement shall commence as of 12:00:01 a.m., _________ Time on the Supplement Effective Date and shall continue until the date of expiration or earlier termination of the MPSA, unless this Supplement is terminated as provided in the MPSA, in which case the Term of this Supplement shall end at 11:59:59 p.m., Central Time, on the effective date of such termination. The Supplement Commencement Date is [ ]. 4. Services. Supplier shall provide the following Services: 4.1 Dependent Services. Supplier shall provide to Local Client the Dependent Services set forth in Exhibit 2-A to the MPSA. [If this Supplement applies only to a Current Book Ministry purchasing Physician Advisory Services only, delete this section.] 4.2 Physician Advisory Services Supplier shall provide to Local Client the Physician Advisory Services set forth in Exhibit 2-B to the MPSA. [If this Supplement applies only to an Eligible Recipient purchasing Dependent Services, delete this section.] 5. Pricing. 5.1 Dependent Services. The Base Fee shall be determined in accordance with Exhibit 4-A to the MPSA. The Incentive Payment shall be determined in accordance with Exhibit 4-B. [Parties may add various factors relating to Base Fee calculation that are specific to this Eligible Recipient, including the applicable Cost to Collect Factor.] 5.2 Physician Advisory Services. The fees for Physician Advisory Services shall be determined in accordance with Exhibit 4-E to the MPSA. 6. List of Transitioned Employees and Key Supplier Personnel. 6.1 List of Transitioned Employees. Schedule B to this Supplement lists the Ascension Health Personnel to whom offers of employment shall be made by Supplier, its Affiliates or Subcontractors pursuant to the terms of Exhibit 13 to the MPSA. 6.2 Key Supplier Personnel. In accordance with Sections 8.2(a)(i) and 8.2(b) of the MPSA, the Key Supplier Personnel positions under this Supplement are listed below: [Please identify the Site Lead.] 7. Contract Employee Rosters.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Annex 1 Page 3 In accordance with Exhibit 5 of the MPSA, the Contract Employee Roster is set forth in Schedule E. [This may be deleted if not applicable.] 8. Subcontractors. 8.1 Restricted Subcontractors - Data Subcontractors. The Data Subcontractors identified on Schedule G(1) are approved by Local Client for the provision of the Services set forth in Schedule G(1). 8.2 Restricted Subcontractors - Non-Data Subcontractors. The Restricted Subcontractors (other than Data Subcontractors) identified on Schedule G(2) are approved by Local Client for the provision of the Services set forth in Schedule G(2). 8.3 Other Subcontractors. The Subcontractors (other than Restricted Subcontractors and Subcontractors for whom Ascension Health’s approval is not required) identified on Schedule G(3) are approved by Local Client for the provision of the Services set forth in Schedule G(3). 9. Ascension Health Facilities. In accordance with Section 6.1(a) and 6.2 of the MPSA, Supplier may provide any of the Services at or from those Ascension Health Facilities set forth in Schedule A, and Local Client shall provide Supplier with access to and the use of the locations (or equivalent space) identified in Schedule A. [This section identifies the Ascension Health Facilities from which Supplier may perform Services. If there are none applicable, then this section can be removed.] 10. Initial Transition Plan. In accordance with Section 4.2 of the MPSA, Supplier shall deliver to Local Client an initial Transition Plan by [______]. [This section describes the timing requirement for the initial Transition Plan. If no timing is provided, such plan must be delivered within 30 days after the Supplement Effective Date. If this concept is not applicable (e.g., for a Local Client where Supplier is already providing Services), then this section can be removed.] 11. Managed Third Party Agreements. The Managed Third Party Agreements listed on Schedule D shall not be assigned to Supplier.

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Annex 1 Page 4 12. Ascension Health Provided Equipment. In accordance with Section 6.5(e) of the MPSA and as set forth in Schedule H, Local Client shall provide Supplier with the Ascension Health Provided Equipment listed on Schedule H, for the purpose of performing the Services for the specified period. 13. Performance Targets. The Performance Targets, Upper Bound and Lower Bound for each Operating Metric for each Facility of Local Client, each as determined in accordance with Exhibit 4-B to the MPSA, are listed on Schedule I. 14. Exclusions to Acute Care. The Parties agree that the following facilities or services are not within the scope of Acute Care. [List here any facilities or services, if any, which the Parties agree are excluded from the definition of Acute Care.] 15. Governance. 15.1 Supplier Executive Sponsor In accordance with Section 8.3 of the MPSA, the Supplier Executive Sponsor is [_____]. 15.2 Eligible Recipient Relationship Manager In accordance with Section 10.1(b) of the MPSA, the Eligible Recipient Relationship Manager is [_____]. 16. Administered Expenses. In accordance with Section 11.2(a) of the MPSA, the Administered Expenses are set forth in Schedule C. [List any Administered Expenses specific to this Supplement. If none apply, then remove this reference and section.] SIGNATURE PAGE FOLLOWS [SPACE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Local Parties have caused this Supplement to be executed by their respective duly authorized representatives as of the Supplement Effective Date. [SUPPLIER] [LOCAL CLIENT] By: By: Name: Name: Title: Title:

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. ANNEX 2 FORM OF ANNUAL ATTESTATION

Annex 2 Form Of Annual Attestation Through this Annual Attestation, Accretive Health, Inc. represents and certifies that all Ascension Health Data and De-identified Ascension Health Data (as defined in the Agreement) have only been used in the manner prescribed by the Master Professional Services Agreement by and between Ascension Health and Accretive Health, Inc., dated ____________ (“Agreement”), including, but not limited to, the restrictions set forth in Article 13 of the Agreement. IN WITNESS WHEREOF, Accretive Health, Inc. has caused this Annual Attestation to be signed by its authorized representatives effective on the date and year written below. Accretive Health, Inc. (“Supplier”) By: Name: Title: Date:

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. ANNEX 3 FORM OF HIPAA BUSINESS ASSOCIATE ADDENDUM

ACCRETIVE AND ASCENSION HEALTH CONFIDENTIAL Annex 3 Page 3 HIPAA Business Associate Addendum Ascension Health is a business associate of its Affiliates, the Health Ministries and their Subsidiary Organizations (collectively, the "Health Ministries"), which are covered entities under HIPAA ("Covered Entity or "Covered Entities"). Contractor agrees that (1) this HIPAA Business Associate Addendum is entered into for the benefit of Ascension Health and its Covered Entities; (2) each Covered Entity shall be and constitutes an intended third party beneficiary of the terms and conditions of this HIPAA Business Associate Addendum. Pursuant to the Amended and Restated Master Professional Services Agreement and the RC Tools ASP Agreement (each an “Agreement” and collectively “Agreements”) between Ascension Health and Accretive Health, Inc. ("Contractor" or "Business Associate"), Contractor performs functions or activities involving the use and/or disclosure of protected health information (“PHI”) on behalf of the Covered Entities, whether received from the Covered Entity or from Ascension Health on behalf of a Covered Entity, and therefore, Contractor functions as a business associate of the Covered Entities. Contractor, therefore, agrees to the following terms and conditions set forth in this HIPAA Business Associate Addendum. 1. Definitions. For purposes of this Addendum, the terms used herein, unless otherwise defined, shall have the same meanings as used in the Health Insurance Portability and Accountability Act of 1996, and any amendments or implementing regulations ("HIPAA"), or the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009), and any amendments or implementing regulations ("HITECH"). 2. Compliance with Applicable Law. The parties acknowledge and agree that, beginning with the relevant effective dates, Business Associate shall comply with its obligations under this Addendum and with all obligations of a business associate under HIPAA, HITECH and other related laws, as they exist at the time this Addendum is executed and as they are amended, for so long as this Addendum is in place. 3. Permissible Use and Disclosure of Protected Health Information. Business Associate may use and disclose PHI to carry out its duties to a Covered Entity pursuant to the terms of the Agreements. Business Associate may also use and disclose PHI (i) for its own proper management and administration, and (ii) to carry out its legal responsibilities. If Business Associate discloses Protected Health Information to a third party for either above reason, prior to making any such disclosure, Business Associate must obtain: (i) reasonable assurances from the receiving party that such PHI will be held confidential and be disclosed only as required by law or for the purposes for which it was disclosed to such receiving party; and (ii) an agreement from such receiving party to immediately notify Business Associate of any known breaches of the confidentiality of the PHI. 4. Limitations on Uses and Disclosures of PHI. Business Associate shall not, and shall ensure that its directors, officers, employees, and agents do not, use or disclose PHI received from a Covered Entity or Ascension Health in any manner that is not permitted or required by the Agreements, this Addendum, or required by law. All uses and disclosures of, and requests by Business Associate for, PHI are subject to the minimum necessary rule under HIPAA and HITECH and shall be limited to the information contained in a limited data set, to the extent practical, unless additional information is needed to accomplish the intended purpose, or as otherwise permitted in accordance with Section 13405(b) of HITECH and any implementing regulations. 5. Required Safeguards To Protect PHI. Business Associate agrees that it will implement appropriate safeguards in accordance with HIPAA and HITECH to prevent the use or disclosure of PHI other than pursuant to the terms and conditions of this Addendum. Business Associate will provide its policies and procedures that set forth these safeguards, at least annually to Covered Entity. 6. Reporting of Improper Uses and Disclosures of PHI. Business Associate shall immediately (within 48 hours) report to the affected Covered Entity and Ascension Health a use or disclosure of PHI not provided for in this Addendum by Business Associate, its officers, directors, employees, or agents, or by a third party to whom Business Associate disclosed PHI.

ASCENSION CONFIDENTIAL Annex 2 Page 4 7. Reporting of Breaches of Unsecured PHI. Business Associate shall immediately (within 48 hours) report a breach of unsecured PHI to the affected Covered Entity and Ascension Health in accordance with 45 C.F.R. §§ 164.400-414. Business Associate shall cooperate with Ascension Health and the Covered Entity's breach notification and mitigation activities, and shall be responsible for [**] incurred by Ascension Health and the Covered Entity for those activities, including attorney fees, media and public relations consultants, forensic analysts and engineers, and related third party expert services. Ascension Health, at its own election, may participate in efforts to analyze, mitigate and remediate any wrongful use or disclosure under Section 6, any breach under Section 7, and/or any security incident under Section 14(d). Business Associate will allow Ascension Health or Ascension Health's designated representatives to access any hardware, software and systems relevant to such event and both parties will work cooperatively to facilitate an assessment and appropriate corrective action. 8. Mitigation of Harmful Effects. Business Associate agrees to mitigate, to the extent practicable, any harmful effect of a use or disclosure of PHI by Business Associate in violation of the requirements of this Addendum, including, but not limited to, compliance with any state law or contractual data breach requirements. 9. Agreements by Third Parties. Business Associate shall enter into an agreement with any agent or subcontractor of Business Associate that will have access to PHI. Pursuant to such agreement, the agent or subcontractor shall agree to be bound by the same restrictions, terms, and conditions that apply to Business Associate under this Addendum with respect to such PHI. Business Associate shall provide copies of such agreements to Ascension Health, upon request. 10. Access to Information. Within five (5) days of a request by a Covered Entity for access to PHI about an individual contained in a Designated Record Set, Business Associate shall make available to the Covered Entity such PHI for so long as such information is maintained by Business Associate in the Designated Record Set, as required by 45 C.F.R. § 164.524. In the event any individual delivers directly to Business Associate a request for access to PHI, Business Associate shall within [**] days forward such request to the Covered Entity. 11. Availability of PHI for Amendment. Within five (5) days of receipt of a request from a Covered Entity for the amendment of an individual's PHI or a record regarding an individual contained in a Designated Record Set (for so long as the PHI is maintained in the Designated Record Set), Business Associate shall provide such information to the Covered Entity for amendment and incorporate any such amendments in the PHI as required by 45 C.F.R. § 164.526. In the event any individual delivers directly to Business Associate a request for amendment to PHI, Business Associate shall within [**] days forward such request to the Covered Entity. 12. Documentation of Disclosures. Business Associate agrees to document disclosures of PHI and information related to such disclosures as would be required for a Covered Entity to respond to a request by an individual for an accounting of disclosures of PHI in accordance with 45 C.F.R. § 164.528. 13. Accounting of Disclosures. Within five (5) days of notice by a Covered Entity to Business Associate that it has received a request for an accounting of disclosures of PHI regarding an individual during the six (6) years prior to the date on which the accounting was requested, Business Associate shall make available to the Covered Entity information to permit the Covered Entity to respond to the request for an accounting of disclosures of PHI, as required by 45 C.F.R. § 164.528. In the event the request for an accounting is delivered directly to Business Associate, Business Associate shall within [**] days forward such request to the Covered Entity. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ASCENSION CONFIDENTIAL Annex 2 Page 5 14. Electronic PHI. To the extent that Business Associate creates, receives, maintains or transmits electronic PHI on behalf of a Covered Entity, Business Associate shall: (a) Comply with 45 C.F.R. §§164.308, 310, 312, and 316 in the same manner as such sections apply to a covered entity, pursuant to Section 13401(a) of HITECH, and otherwise implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of electronic PHI; (b) Business Associate shall provide to Ascension Health upon request the network configuration and security profile of all of Supplier’s servers hosting, processing or transmitting PHI (which, for the avoidance of doubt, does not include servers owned or operated by Supplier Vendors); (c) Business Associate shall provide Ascension Health with a copy of its documented security risk analysis and security program, and at least [**] provide a certification that a [**] has been completed; (d) Ensure that any agent to whom Business Associate provides electronic PHI agrees to implement reasonable and appropriate safeguards to protect it; and (e) Immediately (within [**] hours) report to the affected Covered Entity and Ascension Health any security incident of which Business Associate becomes aware. 15. Judicial and Administrative Proceedings. In the event Business Associate receives a subpoena, court or administrative order or other discovery request or mandate for release of PHI, to the extent permitted by law, the affected Covered Entity and Ascension Health shall have the right to control Business Associate's response to such request. Business Associate shall notify the Covered Entity and Ascension Health of the request as soon as reasonably practicable, but in any event within [**] days of receipt of such request. Business Associate shall immediately (within [**] hours) notify, and continuously update, the affected Covered Entity and Ascension Health of the initiation of any state or federal governmental inquiry, investigation, claim or action against Business Associate involving Business Associate's compliance with HIPAA, HITECH, related state or federal law, or this Addendum. 16. Availability of Books and Records. Business Associate hereby agrees to make its internal practices, books, and records relating to the use and disclosure of PHI available to the Secretary of the Department of Health and Human Services for purposes of determining compliance with HIPAA and HITECH. 17. Breach of Contract by Business Associate. In addition to any other rights the Ascension Health may have in the Agreements, this Addendum or by operation of law or in equity, upon Covered Entity’s knowledge of a material breach by Business Associate of this Addendum, Ascension Health shall send notice to Business Associate in writing of such material breach and provide Business Associate an opportunity to cure the breach within [**] days after Business Associate’s receipt of such notice, in accordance with the notification procedures identified in the applicable Agreement. If Business Associate does not cure the material breach within such time period, Ascension Health may immediately terminate this Addendum and the applicable Agreement as it applies to a Covered Entity upon written notice to Business Associate. 18. Effect of Termination of Agreement. Upon the termination of the applicable Agreement or this Addendum for any reason, Business Associate shall return to a Covered Entity or, at the Covered Entity's direction, destroy all PHI received from the Covered Entity that Business Associate maintains in any form, recorded on any medium, or stored in any storage system. This provision shall apply to PHI that is in the possession of Business Associates or agents of Business Associate. Business Associate shall retain no copies of the PHI. Business Associate shall remain bound by the provisions of this Addendum, even after termination of the applicable Agreement or Addendum, until such time as all PHI has been returned or otherwise destroyed as provided in this Section. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

ASCENSION CONFIDENTIAL Annex 2 Page 6 19. Injunctive Relief. Business Associate stipulates that its unauthorized use or disclosure of PHI while performing services pursuant to this Addendum would cause irreparable harm to a Covered Entity, and in such event, the Covered Entity shall be entitled to institute proceedings in any court of competent jurisdiction to obtain damages and injunctive relief. 20. Indemnification. Business Associate shall indemnify and hold harmless the Covered Entities, Ascension Health and their officers, trustees, employees, and agents from any and all claims, penalties, fines, costs, liabilities or damages, including but not limited to reasonable attorney fees, incurred by the Covered Entities or Ascension Health arising from a violation by Business Associate of its obligations under this Addendum. 21. Exclusion from Limitation of Liability. To the extent that Business Associate has limited its liability under the terms of an Agreement, whether with a maximum recovery for direct damages or a disclaimer against any consequential, indirect or punitive damages, or other such limitations, all limitations shall exclude any damages to Ascension Health or a Covered Entity arising from Business Associate's breach of its obligations relating to the use and disclosure of PHI. 22. Owner of PHI. Under no circumstances shall Business Associate be deemed in any respect to be the owner of any PHI used or disclosed by or to Business Associate by Covered Entity or Ascension Health. 23. Third Party Rights. The terms of this Addendum do not grant any rights to any parties other than Business Associate, Ascension Health and the Covered Entities. 24. Independent Contractor Status. For the purposed of this Addendum, Business Associate is an independent contractor, and shall not be considered an agent of Ascension Health or of a Covered Entity. 25. Changes in the Law. The parties shall amend this Addendum to conform to any new or revised legislation, rules and regulations to which a Covered Entity is subject now or in the future. 26. Conflicts. If there is any direct conflict between the Agreements and this Addendum, the terms and conditions of this Addendum shall control. BUSINESS ASSOCIATE: ASCENSION HEALTH: By:____________________________ By:____________________________ Name:__________________________ Name:__________________________ Title:___________________________ Title:___________________________ Date:___________________________ Date:___________________________

AMENDED AND RESTATED MASTER PROFESSIONAL SERVICES AGREEMENT between Ascension Health and Accretive Health, Inc. ANNEX 4 RC TOOLS ASP AGREEMENT This document contains proprietary and confidential information of Ascension Health. The information contained in this document may not be disclosed outside your company without the prior written permission of Ascension Health.

RC Tools ASP Agreement This RC Tools Application Service Provider Agreement (this “ASP Agreement”) is entered into effective [________] (“ASP Effective Date”), by and between Ascension Health, a Missouri nonprofit corporation having a principal place of business at 4600 Edmundson Road, St. Louis, Missouri 63134 (“Ascension Health”) and Accretive Health, Inc., a Delaware corporation having a principal place of business in Chicago, Illinois (“Supplier”) (each, a “Party”, and together, the “Parties”). However, Supplier’s obligations under this ASP Agreement for an applicable Eligible Recipient shall only commence after such Eligible Recipient has executed an enrollment form (which is attached as Schedule G) with Supplier, indicating that such Eligible Recipient is electing to receive the ASP Services described herein (“Enrollment”). This ASP Agreement shall become effective after the applicable termination date and provision of disengagement services under the applicable Supplement between an Eligible Recipient and Supplier and after such Enrollment has been completed and signed by the applicable Eligible Recipient (the “Enrollment Effective Date”); provided that such Enrollment must be executed by such Eligible Recipient within [**] months after the cessation of any applicable disengagement services under the applicable Supplement. When the ASP Agreement is incorporated by reference into an Enrollment, except with respect to an approval right or consent of Ascension Health as set forth in this ASP Agreement or to the extent the context dictates otherwise, all references to Ascension Health shall be deemed to be references to the applicable Eligible Recipient. 1. INTRODUCTION. a. Associated Contract Documents. This ASP Agreement includes each of the following Schedules, all of which are incorporated into this ASP Agreement by this reference. Schedule A Services and Fees Schedule B Maintenance and Support Services Schedule C Service Levels Schedule D Annual Attestation Schedule E Ascension Health Rules and Requirements Schedule F Supplier Facilities Schedule G Enrollment Form b. Definitions. The following terms used herein shall have the following meanings: “Acceptance Criteria” has the meaning given in Section 2(c). “Affiliate” means, generally, with respect to any Entity, any other Entity Controlling, Controlled by or under common Control with such Entity. “Ascension Health” has the meaning given in the preamble. “Ascension Health Data” means any data or information of Ascension Health or any Eligible Recipient that is provided to or obtained by Supplier in connection with the negotiation and execution of this ASP Agreement or the performance of its obligations under this ASP Agreement, including data and information with respect to the businesses, past current and prospective customers, operations, facilities, products, insurance policies, policy holders, applicants or other prospective [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

customers, rates, regulatory compliance, competitors, consumer markets, assets, expenditures, mergers, acquisitions, divestitures, billings, collections, revenues and finances of Ascension Health or any Eligible Recipient. Ascension Health Data also means any data or information of Ascension Health or an Eligible Recipient (i) created, generated, collected or processed by Supplier in the performance of its obligations under this ASP Agreement, including data processing input and output, asset information, reports, third party service and product agreements of Ascension Health or an Eligible Recipient, retained expenses and administered expenses or (ii) that resides in or is accessed through software, equipment or systems provided, operated, supported, or used by Supplier in connection with the ASP Services, as well as information derived from this data and information. Ascension Health Data shall not include any Supplier Confidential Information. “Ascension Health Export Materials” has the meaning given in Section 6(j)(ii). “Ascension Health Standards” has the meaning given in Section 3(b). “Ascension Health Network” has the meaning given in Section 7(d). “ASP Agreement” means this RC Tools Application Services Provider Agreement along with its Schedules and any exhibits or attachments referenced in its Schedules. “ASP Agreement Terms” has the meaning given in Section 8(b)(v). “ASP Access Codes” has the meaning given in Section 2(b). “ASP Effective Date” has the meaning given in the preamble. “ASP Services” has the meaning given in Section 2(a). “Audit Period” has the meaning given in Section 5(a). “Authorized User” has the meaning given in Section 2(d). “Bankruptcy Code” has the meaning given in Section 14(d)(ii). “Bankruptcy Rejection” has the meaning given in Section 14(d)(ii). “Change Request” has the meaning given in Section 2(i). “Change Response” has the meaning given in Section 2(i). “Charges” has the meaning given in Schedule A. “Claim” has the meaning given in Section 16(a). “Confidential Information” has the meaning given in Section 8(a). “Contract Records” has the meaning given in Section 5(a). “Control” and its derivatives means: (a) the legal, beneficial, or equitable ownership, directly or indirectly, of (i) at least fifty percent (50%) of the aggregate of all voting equity interests in an Entity or (ii) equity interests having the right to at least fifty percent (50%) of the profits of an Entity or, in the event of dissolution, to at least fifty percent (50%) of the assets of an Entity; (b) the right to appoint, directly or indirectly, a majority of the board of directors; (c) the right to control, directly or indirectly, the management or direction of the Entity by contract or corporate governance document; or (d) in the case of a partnership, the holding by an Entity (or one of its Affiliates) of the position of sole general partner. “Controls Audit” has the meaning given in Section 5(h). “De-identified” has the meaning given in Section 9(e)(i).

“Direct Ascension Health Competitors” means the Entities identified as direct competitors of the applicable Eligible Recipient in the corresponding Supplement, as well as their Affiliates, successors and assigns, as such list of Entities may reasonably be modified by Ascension Health from time to time. “Directive” means Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing and free movement of personal data. “Disengagement Plan” has the meaning given in Section14(g). “Disengagement Services” has the meaning given in Section14(g)(i). “Documentation” means all user manuals and product specifications published by Supplier (in any format) relating to the operation and functionality of the ASP Services that is in existence as of the ASP Effective Date and any modifications, enhancements, updates, upgrades and revisions thereof. “Eligible Recipients” means an Eligible Recipient (as defined in the MPSA) who received services pursuant to a Supplement under the MPSA. “Enrollment” has the meaning given in the preamble. “Enrollment Effective Date” means, with respect to an individual Enrollment, the meaning given in the preamble to such Enrollment. “Entity” means a corporation, partnership, joint venture, trust, limited liability company, limited liability partnership, association or other organization or entity. “Equipment” means all computing, networking and communications equipment procured, provided, operated, supported, or used by an Eligible Recipient, Supplier or an Authorized User in connection with the ASP Services, including mainframe, midrange, server and distributed computing equipment and associated attachments, features, accessories, peripheral devices, and cabling. “Ethical and Religious Directives” has the meaning given in Schedule E. “Illicit Code” has the meaning given in Section 6(g)(ii). “Indemnified Group” has the meaning given in Section 16(a). “Laws” means all federal, state, provincial, regional, territorial and local laws, statutes, regulations, rules, executive orders, supervisory requirements, Directives, circulars, opinions, interpretive letters and official releases of or by any government, or any authority, department or agency thereof or self regulatory organization (“SRO”), including Privacy Laws. The definition of Laws shall include Privacy Laws. For purposes of this ASP Agreement, Laws shall also include all generally accepted accounting principles (“GAAP”), as such principles may be modified during the Term by the Public Company Accounting Oversight Board or other applicable authorities. “Link” has the meaning given in Section 18(g). “Maintenance and Support” has the meaning given in Section 2(g). “Malicious Code” means (i) any code, program, or sub-program whose knowing or intended purpose is to damage or maliciously interfere with the operation of the computer system containing the code, program or sub-program, or to halt, disable or maliciously interfere with the operation of the software, code, program, or sub-program, itself, or (ii) any device, method, or token that permits any person to circumvent the normal security of the software or the system containing the code. “MPSA” or “Master Professional Services Agreement” has the meaning in the definition of Supplement.

“Materials” means, collectively, software, literary works, other works of authorship, documented specifications, designs, analyses, processes, methodologies, concepts, inventions, know-how, programs, program listings, programming tools, documentation, reports, drawings, databases, spreadsheets, machine-readable text and files financial models and work product, whether tangible or intangible. “New Services” means new services or significant changes to existing ASP Services requested by Ascension Health, (i) that impose materially different obligations on Supplier, (ii) that require materially different levels of effort, resources or expense from Supplier, and (iii) for which there is no current charging methodology. “Official” has the meaning given in Section 6(k). “Permitted Auditors” has the meaning given in Section 5(b). “Personal Data” whether or not capitalized, has the meaning given in the Directive. “Personnel” means the employees, agents, contractors, and representatives of a party and its subcontractors, whether or not Affiliates of such party. “Privacy Laws” means Laws that relate to the confidentiality, security and protection of personally- identifiable information, customer information, electronic data privacy, trans-border data flow or data protection. “RC Tools” means AHtoAccess, AHtoCharge, YBFU (Yield Based Follow Up), AHtoContract, AHtoRemit, and AHtoAnalytics and all functionality supported in the various tabs, forms, extensions and reports associated with these tools. “Security Incident” has the meaning given in Section 9(b)(iv). “Service Levels” has the meaning given in Section 3(a). “Service Level Credits” has the meaning given in Schedule C. “Subcontractors” means subcontractors (of any tier) of Supplier, including Affiliates of Supplier. “Supplement” means a supplement that has been executed pursuant to that Master Professional Services Agreement by and between Ascension Health and Supplier (“MPSA”) for the performance of certain revenue cycle services as described therein. “Supplier” has the meaning given in the preamble. “Supplier Facility” means the locations designated as “Supplier Facilities” that are listed in Schedule F. “Supplier Personnel” means those employees, representatives, contractors, subcontractors and agents of Supplier, Subcontractors and Supplier Affiliates who perform any ASP Services under this ASP Agreement. “Term” has the meaning given in Section 13. “Use” means access, configure, (among Ascension Health and Eligible Recipients), execute, operate, display, provide training and user support and otherwise use. 2. ASP SERVICES. a. General. Supplier will provide the applicable Eligible Recipients with the Use of the RC Tools, software, Documentation, applications, hosting services, training services, Maintenance and Support services, administrative services and other activities related to the RC Tools described herein and in Schedules A and B (“ASP Services”). In addition to the RC Tools, the ASP Services will include the Use of the software, systems, equipment, network resources, data or Materials owned or controlled by

Supplier to provide the RC Tools. The ASP Services will include all related services, functions or responsibilities that are inherent, necessary or a customary part of the ASP Services or that are required or reasonably necessary for the proper performance and the provision of the ASP Services, even if said services, functions or responsibilities are not specifically described in this ASP Agreement. Supplier understands that Ascension Health and the applicable Eligible Recipient has made no promises or representations whatsoever as to the amount or potential amount of business that Supplier can expect at any time during the term of this ASP Agreement. b. Set-Up of ASP Services. On or before the commencement date of the ASP Services, Supplier will complete all tasks required to make the ASP Services accessible to individuals and entities designated by Ascension Health or the applicable Eligible Recipient, including (i) implementing any required interfaces for receiving the ASP Services, (ii) delivering to Ascension Health and the applicable Eligible Recipient any proprietary and/or non-proprietary software and related Documentation necessary to access and receive the ASP Services, (iii) assigning all security access, passwords and user IDs necessary to access the RC Tools and receive the ASP Services (“ASP Access Codes”), (iv) preparing data designated by Ascension Health for use on or with the ASP Services. c. Acceptance of Set-Up. Upon the completion of all set-up of ASP Services and such other tasks by Supplier that are a pre-requisite to use the ASP Services in a live, non-test environment, Supplier will verify that the ASP Services are in full compliance with all applicable specifications and Documentation and the representations specified in this ASP Agreement (collectively, the “Acceptance Criteria”). d. Authorized Users. Access to the ASP Services will be used only by Ascension Health, the applicable Eligible Recipient and the employees, contractors (but excluding direct competitors of Supplier), subcontractors, agents, and representatives of the applicable Eligible Recipients (other than Supplier and its Subcontractors) designated by Ascension Health or such Eligible Recipient to receive or use the ASP Services provided by Supplier for the purpose of continuation of ASP Services (or like services) provided to an Eligible Recipient that previously received services under a Supplement (individually and collectively, “Authorized Users”). e. ASP Access Codes. Supplier will permit access to the ASP Services via the Internet, using the latest version of Internet Explorer that Ascension Health is using as of the ASP Effective Date (and supporting the last two prior major releases) and using ASP Access Codes assigned by Supplier. Supplier will be responsible for assigning, disabling and otherwise administering ASP Access Codes. Supplier will grant ASP Access Codes to, and only to, the Authorized Users designated in writing by Ascension Health or the applicable Eligible Recipient. Supplier will immediately disable all ASP Access Codes for, and prevent access to the ASP Services by, any individual upon Ascension Health’s or the applicable Eligible Recipient’s request. ASP Access Codes will be deemed Confidential Information of both Parties. f. Grant of License for ASP Services. Supplier grants, and represents and warrants that it has obtained all consents necessary to grant, to Ascension Health and the applicable Eligible Recipients (and their designees, if applicable) an irrevocable (except as specifically set forth herein), worldwide, non- exclusive, non-transferable and royalty-free right and license to access, execute, display and Use the ASP Services (including the RC Tools and all related modifications, replacements, upgrades, enhancements, methodologies, tools Documentation and materials), for the purposes authorized by this ASP Agreement during the Term and any Disengagement Services period, for the benefit of the Eligible Recipients, to (i) receive the full benefit of the ASP Services provided by Supplier, (ii) monitor, access, interface with or use the materials and software then being used by Supplier to the extent contemplated by this ASP Agreement, and (iii) perform or have performed services and functions that are ancillary to the ASP Services provided by Supplier.

g. Maintenance and Support of Services. At [**], Supplier will provide maintenance and support services (“Maintenance and Support”) for the ASP Services subject to the terms and conditions for such services as described herein and in Schedule B. h. Cooperation. Supplier will reasonably cooperate with any other third parties that an Eligible Recipient may designate in connection with the ASP Services or deliverables to be provided by Supplier pursuant to this ASP Agreement. i. Change Control. Ascension Health may request changes that affect the scope or duration of the ASP Services, including changes in the deliverables, by submitting a written change request (“Change Request”) to Supplier. Upon receipt of a Change Request from Ascension Health, Supplier will promptly provide Ascension Health with a change response (“Change Response”) that will describe the impact, if any, on the (i) scope of ASP Services, (ii) milestones, (iii) deliverables, (iv) quality of performance of the ASP Services, (v) project priorities or additional resource requirements and (vi) nature and extent of any adverse impact or risk. The Parties will then negotiate in good faith any reasonable and equitable adjustment, if any, required to be made in regard to the ASP Services, deliverables and fees and charges. Supplier will continue to perform pursuant to this ASP Agreement, and will not be bound by any change requested by Ascension Health, until such change has been accepted in writing by both Parties. j. Notice of Adverse Impacts. Supplier shall make no change which (i) increases any Eligible Recipient’s [**] of receiving the ASP Services; (ii) requires material changes to, or have an adverse impact on, any Eligible Recipient’s businesses, operations, environments, facilities, business processes, systems, software, utilities, tools or Equipment (including those provided, managed, operated, supported and/or used on their behalf by third party contractors); (iii) requires the Eligible Recipients or Supplier to install a new version, release, upgrade of, or replacement for, any Eligible Recipient software or equipment or to modify any Eligible Recipient software or equipment; (iv) has a material adverse impact on the functionality, interoperability, performance, accuracy, speed, responsiveness, quality or resource efficiency of the Services; (v) requires changes to or has an adverse impact on the functionality, interoperability, performance, accuracy, speed, responsiveness, quality, cost or resource efficiency of Ascension Health’s retained systems and business processes or (vi) violates or is inconsistent with Ascension Health Standards or strategic plans, without first obtaining Ascension Health’s approval, which approval Ascension Health may withhold in its sole discretion. i. Notwithstanding the foregoing, Supplier may make temporary changes required by an emergency if it has been unable to contact the Ascension Health relationship manager or his or her designee to obtain approval (if required) after making reasonable efforts. Supplier shall document and report such emergency changes to Ascension Health and the applicable Eligible Recipient not later than the next business day after the change is made. Such changes shall not be implemented on a permanent basis unless and until approved by Ascension Health. ii. Supplier shall coordinate the implementation of any change affecting the ASP Services provided to any Eligible Recipient with the Eligible Recipient so as not to (a) subject to (b) and (c) below, disrupt or adversely impact the business, systems or operations of the Eligible Recipient, (b) materially degrade the ASP Services then being received by them, or (c) materially interfere with their ability to obtain the full benefit of the ASP Services. k. No Repackaging of Services. This ASP Agreement will continue to govern the ASP Services relating to any particular application regardless of any name change to the application or any changes which result in less than a substantial change in the functionality and operability of the application. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

3. SERVICE LEVELS AND STANDARDS. a. Obligation. Supplier will at all times perform its obligations to meet or exceed the performance standards as set forth in Schedule C (collectively, the “Service Levels”). If Supplier fails to perform in accordance with the applicable Service Levels, in addition to its other obligations, Supplier will (i) promptly investigate the root causes of the failure, (ii) use reasonable skill and care to resolve the root cause of the problem as soon as practicable (regardless of cause or fault), (iii) advise Ascension Health of the status at appropriate times, and (iv) communicate to Ascension Health that all reasonable action has been taken to prevent any recurrence of the failure. b. Ascension Health Standards. Supplier will provide the ASP Services in a way that complies with Ascension Health’s standards, policies and plans (“Ascension Health Standards”). Ascension Health Standards include policies, standards and plans set forth in Schedule E, and any other Ascension Health or Eligible Recipient policies, standards and plans Supplier is provided copies of by Ascension Health or an applicable Eligible Recipient. Ascension Health will have final authority to promulgate Ascension Health Standards and modify such Ascension Health Standards from time to time or grant waivers from such Ascension Health Standards. Supplier will (i) comply with and enforce the Ascension Health Standards, (ii) modify the ASP Services to conform to the Ascension Health Standards if possible, and will notify Ascension Health if not possible, and (iii) obtain Ascension Health’s prior approval for any deviations from the Ascension Health Standards. 4. PRICE AND PAYMENT. a. Payment of Charges. In consideration of Supplier’s performance of the ASP Services, each applicable Eligible Recipient will pay Supplier the applicable Charges set forth in Schedule A. Supplier acknowledges and agrees that there are [**] to be paid to Supplier for such ASP Services. None of the Charges [**] during the term of this ASP Agreement unless otherwise agreed to in writing. Supplier shall give the Eligible Recipients the benefit of any price decrease made generally available to Supplier’s other customers from the date such price decrease first becomes effective. b. Taxes. Ascension Health and the other Eligible Recipients are exempt from most sales and use taxes and will not be responsible for the payment of any such taxes to Supplier if each timely provides Supplier with a valid exemption certificate. Supplier shall cooperate with Ascension Health and the applicable Eligible Recipient as reasonably necessary to establish with a relevant taxing authority Ascension Health’s and the applicable Eligible Recipient’s exemption from tax that may be applied resulting from the ASP Services purchased or provided under this ASP Agreement. Supplier shall be responsible for its city, state or federal income taxes on compensation paid, if any, by Ascension Health or the applicable Eligible Recipient for ASP Services performed pursuant to this ASP Agreement and for withholding for Supplier’s employees, including any tax burdens or benefits arising from its operations hereunder. This provision shall survive termination of this ASP Agreement. The Parties will cooperate fully to enable each other to more accurately determine its tax liability and to minimize such liability to the extent legally permissible, including for example Supplier’s separation of invoicing into taxable and non-taxable components. c. Payment Terms. Payment on undisputed amounts will be due within [**] days after the applicable Eligible Recipient’s receipt of an invoice from Supplier that complies with the requirements set forth in Section 4(a). The applicable Eligible Recipient will pay no interest or other penalty on any invoice that is disputed or withheld in good faith by such Eligible Recipient. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

d. No [**]. Supplier’s sole compensation in connection with this ASP Agreement is as set forth in this Section 4. Ascension Health and Eligible Recipients will not be obligated to pay [**]. 5. AUDITS. a. Eligible Recipient Records Retention. Supplier shall, and shall cause its Subcontractors to, maintain complete and accurate records of and supporting documentation for all Charges, all Ascension Health Data, Materials, applications, software, developed Materials, and all transactions, authorizations, changes, implementations, soft document accesses, reports, filings, returns, analyses, procedures, controls, records, data or information created, generated, collected, compiled, processed or stored by Supplier in the performance of its obligations under this ASP Agreement, including all invoices and supporting documentation (the “Contract Records”). Supplier shall maintain such Contract Records in accordance with applicable Laws and retain Contract Records in accordance with each Eligible Recipient’s record retention policy (as such policy may be modified from time to time and provided to Supplier in writing) during the Term and any Disengagement Services period and thereafter for the longer of (1) the period required by applicable Laws or (2) the period ending at the end of the [**] calendar year after the calendar year in which Supplier ceased performing the Services (the “Audit Period”), provided that, at the end of the Audit Period, Supplier shall return any remaining Contract Records. Supplier may request that the applicable Eligible Recipient approve shorter retention requirements for Ascension Health Data containing PHI to manage the risk associated with retaining such data when it is not required for the delivery of ASP Services. b. Operational Audits. The Parties will agree on a mutually acceptable audit plan for each Supplier Facility that provides ASP Services to multiple Eligible Recipients with respect to audits performed by such Eligible Recipients (e.g., coordinate audits by multiple Eligible Recipients). During the Audit Period, Supplier shall, and shall cause its Subcontractors to, provide to Ascension Health (and internal and external auditors, inspectors, regulators and other representatives that Ascension Health may designate from time to time, including third parties to the extent any Eligible Recipient is legally or contractually obligated to submit to audits by such entities that relate to the Services (collectively, “Permitted Auditors”)) access at reasonable hours to Supplier Personnel, to systems used by Supplier to provide ASP Services, to the facilities at or from which ASP Services are then being provided and to Supplier records and other pertinent information, all to the extent relevant to the ASP Services, usage of third party software and Ascension Health Data and Supplier’s obligations under this ASP Agreement, including Supplier’s obligations with respect to an applicable disaster recovery/business continuity plan. If an audit is performed to determine whether deficiencies identified in a prior audit have been remediated, and such audit determines that such deficiencies have not been remediated, Supplier shall promptly reimburse Ascension Health for the actual cost of such audit attributable to the failed area and any incremental follow-up audit to verify that such breach has been corrected. c. Financial Audits. During the Audit Period, Supplier shall, and shall cause its Subcontractors to, provide to Ascension Health, the applicable Eligible Recipient and Permitted Auditors access during reasonable hours to Supplier Personnel and to Contract Records and other pertinent information to conduct financial audits, all to the extent relevant to the performance of Supplier’s financial obligations under this ASP Agreement. If (i) any such audit reveals an overcharge by Supplier (excluding true-ups), (ii) such overcharge is not caused by the Eligible Recipient or data provided by the Eligible Recipient, and (iii) Supplier does not successfully dispute the amount questioned by such audit, Supplier shall promptly pay to the applicable Eligible Recipient the amount of such overcharge, together with interest from the date of Supplier’s receipt of such overcharge at [**] percent ([**]%) per annum. In addition, [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

except for audits of routine financial functions (e.g., quarterly scorecard reviews), if an audit reveals an overcharge of more than the greater of (x) [**] percent ([**]%) of the audited Charges\, or (y) $[**] and such overcharge is not caused by the Eligible Recipient or data provided by the Eligible Recipient, Supplier shall promptly reimburse Ascension Health for the [**]. d. Audit Assistance. Supplier shall (i) provide any assistance reasonably requested by Ascension Health or a Permitted Auditor in conducting any such audit, including installing and operating audit software, (ii) make requested personnel, records, systems and information available to Ascension Health, an applicable Eligible Recipient or a Permitted Auditor in response to an audit or request for information, (iii) make copies of any data or information that Ascension Health, an applicable Eligible Recipient or a Permitted Auditor has the right to access (which Ascension Health and such Permitted Auditor shall be permitted to retain), and (iv) in all cases, provide such assistance, personnel, records, systems and information in an expeditious manner to facilitate the timely completion of such audit. e. General Procedures. i. Notwithstanding the intended breadth of Ascension Health’s audit rights, Ascension Health shall not be given access to (A) the confidential information of other Supplier customers, (B) Supplier locations that are not related to Ascension Health, the other Eligible Recipients or the ASP Services, or (C) Supplier’s internal costs, except to the extent such costs are the basis upon which Ascension Health is charged (e.g., reimbursable expenses, out-of-pocket expenses, administered expenses or cost-plus Charges) and/or are necessary to calculate the applicable variable Charges. ii. In performing audits, Ascension Health shall endeavor to avoid unnecessary disruption of Supplier’s operations and unnecessary interference with Supplier’s ability to perform the Services in accordance with the Service Levels. iii. Ascension Health, the applicable Eligible Recipient and the Permitted Auditors shall be given adequate private workspace in which to perform an audit, plus access to photocopiers, telephones, facsimile machines, computer hook-ups, and any other facilities or equipment needed for the performance of the audit. f. Supplier Internal Audit. If Supplier determines as a result of its own internal audit or otherwise that it has overcharged Ascension Health or another Eligible Recipient, then Supplier shall promptly pay to Ascension Health or the applicable Eligible Recipient the amount of such overcharge. g. Supplier Response to Audits. Supplier and Ascension Health or the applicable Eligible Recipient shall meet promptly upon the completion of any audit conducted pursuant to this Section 5 (i.e., an exit interview) and/or the issuance of an interim or final report following such an audit. Supplier shall respond to each exit interview and/or audit report in writing within [**] days, unless a shorter response time is specified in such report. Supplier and Ascension Health or the applicable Eligible Recipient shall develop and agree upon an action plan to expeditiously address and resolve any deficiencies, concerns and/or recommendations identified in such exit interview or audit report. Supplier, at its own expense, shall then undertake remedial action in accordance with such action plan and the dates specified therein to the extent necessary to comply with Supplier’s obligations under this ASP Agreement. h. Controls Audit. i. In addition to its other obligations under this Section 5, Supplier shall cause a multi-client Type 2 U.S. Statement on Standards for Attestation Engagements 16 or an equivalent audit [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

under such successor standard as may then be in effect (a “Controls Audit”) to be conducted by an independent public accounting firm on [**] basis for data centers at or from which the ASP Services and/or services similar to the ASP Services are provided. Supplier shall (i) confer with Ascension Health as to the scope and timing of each such audit, and (ii) accommodate Ascension Health’s requirements and concerns to the extent practicable. Unless otherwise agreed by the Parties, Supplier will perform a security audit based on the Statement on Standards for Attestation Engagements (SSAE) No. 16 and will provide a SSAE 16 SOC 1 Type II report prepared by a certified public accountant registered with the Public Company Accounting Oversight Board that covers at least a [**] month period of time in a [**] with a favorable assessment of Supplier’s internal controls and will perform the same on [**] basis throughout the Term of this ASP Agreement. Annually, for Services being provided to an Eligible Recipient from a data center as of the beginning of Ascension Health’s fiscal year, Supplier shall provide the applicable Eligible Recipient with a copy of its then current SSAE 16 SOC 1 Type II audit for any [**] month period in a [**] by not later than [**] of the applicable year and shall provide any updates thereto necessary to address any deficiencies identified in such audit. If Supplier becomes certified in other programs intended to evaluate security, Supplier shall also provide information regarding certification to the applicable Eligible Recipient. At Ascension Health’s request at any time, Supplier shall confirm in writing that there have been no changes in the relevant policies, procedures and internal controls since the completion of such audit. The Controls Audit shall be conducted and the report provided at no additional charge to Ascension Health and any applicable Eligible Recipient. Supplier shall respond to such report in accordance with Section 5(g). ii. If Supplier is unable to or not required to provide the Controls Audit for data centers due to the timing of the onset of Services or other reasons, or the Controls Audit reveals any deficiencies or material weakness, Supplier shall (a) provide Ascension Health, on or before the date such opinion is delivered or due to be delivered, a written statement describing the circumstances giving rise to any delay or any qualification, (b) take such actions as shall be necessary to resolve such circumstances as soon as practicable, and (c) permit Ascension Health, the applicable Eligible Recipient and its Permitted Auditors to perform such procedures and testing as are reasonably necessary for their assessment of the operating effectiveness of Supplier’s policies, procedures and internal controls. Supplier acknowledges and agrees that Ascension Health, the applicable Eligible Recipient and Permitted Auditors, upon receiving a copy of the Controls Audit report, shall have the right to review the auditor work papers at the auditor premises, as well as interview the auditor personnel who did the actual audit work in the event Ascension Health, the applicable Eligible Recipient or Permitted Auditors require clarification on the Controls Audit report and work papers to the extent such audit rights are available under the agreements signed by Supplier with existing third-party audit firms. iii. To the extent Ascension Health requests that, in addition to the Controls Audit described above, Supplier conduct an Ascension Health or Eligible Recipient-specific Controls Audit, Supplier shall do so at Ascension Health’s expense (provided that Supplier notifies Ascension Health of such expense, obtains Ascension Health’s prior approval of, and uses commercially reasonable efforts to minimize, such expense). If, however, Supplier undertakes additional or [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

different Controls Audit (or equivalent audits) of Supplier Facilities in question (other than customer-specific audits requested and paid for by other Supplier customers), Supplier shall accord Ascension Health the rights described in the last two sentences of Section 5(h)(i) with respect to such audits. i. Controls Audit Obligations for Subcontractors. Unless otherwise approved by Ascension Health, any Supplier subcontract, between Supplier and a Subcontractor providing data hosting services, will require the applicable Subcontractor to provide [**] SSAE 16 SOC 1 Type II report to Supplier and Supplier shall provide such report to Ascension Health. j. Corporate Compliance Program. Ascension Health may identify Permitted Auditors that shall have access to and shall audit those aspects of Supplier’s Corporate Compliance Program that relate to the ASP Services or Supplier’s obligations under this ASP Agreement on an annual basis, unless otherwise mutually agreed. Supplier shall reasonably cooperate with such auditors in the scope of such audits. k. Audit Costs. Except as provided in this Section 5, Supplier and its Subcontractors and suppliers shall provide the Services required of them described in this Section 5 at [**] to Ascension Health and any applicable Eligible Recipient. l. Government Contracts Flow-Down. The Parties acknowledge and agree that, as a matter of federal procurement law, Supplier may be deemed a “subcontractor” to Ascension Health and/or another Eligible Recipient under one or more of their contracts with the federal government, that the ASP Services provided or to be provided by Supplier in such circumstances constitute “commercial items” as that term is defined in the Federal Acquisition Regulation, 48 C.F.R. Section 52.202, and that “subcontractors” providing “commercial items” under government contracts are subject to certain mandatory “flow-down” clauses (currently, (i) Equal Opportunity, (ii) Affirmative Action for Special Disabled and Vietnam Era Veterans, and (iii) Affirmative Action for Handicapped Workers) under the Federal Acquisition Regulation, 48 C.F.R. Section 52.244-6. The Parties agree that, insofar as certain clauses are be required to be flowed down to Supplier, Supplier shall comply with such clauses at no additional cost to Ascension Health or another Eligible Recipient. 6. WARRANTIES. a. General. Supplier represents, warrants and covenants that: (i) the ASP Services will be rendered with promptness, due care, skill and diligence; (ii) the ASP Services will be executed in a workmanlike manner, in accordance with the Service Levels; (iii) the ASP Services, deliverables or software delivered under this ASP Agreement shall perform in accordance with any and all Documentation, prepared by Supplier or by any party and Supplier jointly, referencing in any manner the performance and functionality of the software; (iv) Supplier will use adequate numbers of qualified individuals with suitable training, education, experience, know-how, competence and skill to perform the ASP Services; (v) Supplier will provide such individuals with training as to new products and services prior to their implementation in Ascension Health’s and/or the Eligible Recipient’s environment; and (vi) Supplier will have the resources, capacity, expertise and ability in terms of equipment, materials, know-how and personnel to provide the ASP Services. Supplier represents and warrants that Supplier has the right to provide the ASP Services and to grant all rights to the deliverables that are granted to Ascension Health hereunder. Supplier further represents and warrants that entering into and carrying out the terms and conditions of this ASP Agreement will not violate or constitute a breach of any agreement binding upon Supplier. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

b. Personnel. Supplier warrants that the Supplier Personnel performing ASP Services have the legal right to work in the country where they are performing such ASP Services, and that to the best of Supplier’s knowledge such Personnel are not prohibited, by contract (e.g., noncompete with previous employer) or otherwise, from performing such ASP Services for Ascension Health. c. Non-Infringement. Except as otherwise provided in this ASP Agreement, each Party represents, warrants and covenants that it shall perform its responsibilities under this ASP Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, copyright, trademark, trade secret or other proprietary rights of any third party; provided, however, that the performing Party shall not have any obligation or liability to the extent any infringement or misappropriation is caused by (i) modifications made by the other Party or its contractors or subcontractors, without the knowledge or approval of the performing Party, (ii) the other Party’s combination of the performing Party’s work product or Materials (including but not limited to the RC Tools and the Documentation) with items not furnished, specified or reasonably anticipated by the performing Party or contemplated by this ASP Agreement, (iii) a breach of this ASP Agreement by the other Party, (iv) the failure of the other Party to use corrections or modifications provided by the performing Party offering equivalent features and functionality, or (v) third party software, except to the extent that such infringement or misappropriation arises from the failure of the performing Party to obtain the necessary licenses or required consents or to abide by the limitations of the applicable third party software licenses. Each Party further represents, warrants and covenants that it will not use or create materials in connection with the ASP Services which are libelous, defamatory, obscene or otherwise infringe another individual’s privacy rights. Supplier further represents and warrants that there is no claim, litigation or proceeding pending or, to the best of Supplier’s knowledge, threatened with respect to the ASP Services or deliverables or any component thereof alleging infringement or misappropriation of any patent, copyright, trademark, trade secret or other proprietary right of any person, and that neither the ASP Services nor associated deliverables infringe or misappropriate any patent, copyright, trademark, trade secret or other proprietary right of any third party. d. Third Party Software Indemnification. In addition, with respect to third party software provided by Supplier pursuant to this ASP Agreement, Supplier covenants that it shall obtain and provide intellectual property indemnification for the Eligible Recipients (or obtain intellectual property indemnification for itself and enforce such indemnification on behalf of the Eligible Recipients) from the suppliers of such software. Unless otherwise approved in advance by Ascension Health, such indemnification shall be (i) comparable to the intellectual property indemnification provided by Supplier to the Eligible Recipients under this ASP Agreement, or (ii) the indemnification available in the industry for the same or substantially similar types of software products. e. Timely Services. Supplier warrants that it will perform the ASP Services within the specified dates, time frames and milestones more fully set forth in this ASP Agreement. f. Third Party Consents. Supplier warrants that it has the full right, power and authority to perform the ASP Services required under this ASP Agreement without the consent of any third party; or, to the extent any consent is needed, Supplier warrants that such consent has been obtained or will be obtained prior to the performance of such ASP Services. g. Malicious Code; Illicit Code; Disabling Code. i. Malicious Code. Each Party shall cooperate with the other Party and shall take commercially reasonable actions and in the case of Supplier, precautions consistent with Ascension Health’s policies with respect to Malicious Code and to prevent the introduction and proliferation of Malicious Code into Ascension Health’s or another Eligible Recipient’s environment or any system used by Supplier to provide the ASP Services. Without limiting Supplier’s other obligations under this ASP Agreement, if Malicious Code is found in Equipment, software or systems provided, managed or supported by Supplier or is otherwise introduced into Ascension Health’s environment by Supplier, Supplier shall, at no additional charge to Ascension Health or another Eligible Recipient, eliminate and reduce the effects of such Malicious Code, including preventing the reoccurrence of such Malicious Code to the extent commercially feasible, and, if the Malicious Code causes a loss of operational efficiency or loss of data, to mitigate such losses and restore such data with generally accepted data restoration techniques. ii. Illicit Code. Supplier agrees that: (i) unless authorized in writing by an Eligible Recipient; or (ii) necessary to perform valid duties under this ASP Agreement, any products provided to Eligible Recipient by Supplier for use by Supplier or Eligible Recipient shall: (a) contain no hidden files; (b) not replicate, transmit or activate itself without control of a person operating computing equipment on which it resides; (c) not alter, damage, or erase any data or computer programs without control of a person operating the computing equipment on which it resides; or (d) contain no key, node lock, time out or other function, whether implemented by electronic, mechanical or other means, which restricts or may restrict use or access to any programs or data developed under this ASP Agreement, based on residency on a specific hardware configuration, frequency or duration of use, or other limiting criteria (“Illicit Code”). If any products contain Illicit Code, Supplier shall, via a document specific to this provision, notify Eligible Recipient in writing and receive a signed acknowledgement of receipt from Eligible Recipient. Such notification shall specifically inform Eligible Recipient of the full extent and nature of the Illicit Code and provide Eligible Recipient with instructions for overriding such Illicit Code in emergencies. iii. Disabling Code. Supplier represents, warrants and covenants that, without the prior written consent of Ascension Health, Supplier shall not insert into the software any code that could be invoked to disable or otherwise shut down all or any portion of the ASP Services. Supplier further represents, warrants and covenants that, with respect to any disabling code that may be part of the software, Supplier shall not invoke or cause to be invoked such disabling code at any time, including upon expiration or termination of this ASP Agreement for any reason, without Ascension Health’s prior written consent. Supplier also represents, warrants and covenants that it shall not use third party software containing disabling code without the prior approval of Ascension Health. For purposes of this provision, code that serves the function of ensuring software license compliance (including passwords) shall not be deemed disabling code, provided that Supplier notifies Ascension Health in advance of all such code and obtains Ascension Health’s approval prior to installing such code in any software, Equipment or system. h. Compliance. Supplier represents and warrants that the ASP Services provided hereunder, will comply with all applicable Laws, rules and regulations of applicable jurisdictions and Ascension Health Standards and policies during the Term and any Disengagement Services period, including identifying, procuring, and maintaining applicable permits certificates, approvals and inspections required under such Laws. On its own initiative and at the request of Ascension Health, Supplier shall provide Ascension Health with updates or new versions to make the ASP Services comply with all generally applicable, federally mandated, regulatory changes and state mandated changes at no charge to Ascension Health and any applicable Eligible Recipient. The Parties intend that this ASP Agreement comply at all times with all existing and future applicable Laws, including state and federal anti-kickback laws, the Medicare/Medicaid Anti-Fraud and Abuse Statutes, the restrictions on Ascension Health by virtue of its tax-exempt status and the federal law relating to physician referrals. i. Open Source/Shareware. Supplier represents and warrants that no software, code and/or firmware provided to Ascension Health or an applicable Eligible Recipient as part of any deliverable or ASP Services will contain any Materials licensed under a license agreement that requires that derivative works of such Materials will be provided to the licensor with a right of use, redistribution or modification.

j. Export Control. (i) The Parties acknowledge that certain products, technology, technical data and software (including certain services and training) and certain transactions may be subject to export controls and/or sanctions under the Laws of the United States and other countries and jurisdictions (including the Export Administration Regulations, 15 C.F.R. §§730-774, the International Traffic in Arms Regulations, 22 C.F.R. Parts 120-130, and sanctions programs implemented by the Office of Foreign Assets Control of the U.S. Department of the Treasury). No Party shall directly or indirectly export or re-export any such items or any direct product thereof or undertake any transaction or service in violation of any such Laws. (ii) For any products, technology, technical data or software provided by any Eligible Recipient to Supplier (“Ascension Health Export Materials”), Supplier shall be responsible for obtaining all necessary export authorizations, consents and licenses for the export of such Ascension Health Export Materials (a) within Supplier’s enterprise, (b) from Supplier to Supplier Subcontractors, (c) from Supplier Subcontractors to Supplier or (d) where Supplier has directed, this ASP Agreement provides, or the Parties have agreed that Ascension Health will export such Materials directly to a member of Supplier’s enterprise or a Supplier Subcontractor. (iii) Supplier shall identify the specific export control status of, and be responsible for obtaining all necessary export authorizations and licenses for the “export” or “re-export” of products, technology, technical data or software provided by Supplier or its Affiliates or Subcontractors to any Eligible Recipient. k. Compliance with Anti-Corruption Laws. Supplier represents, warrants and covenants that it is fully aware of and will comply with, and in the performance of its obligations to Ascension Health will not take any action or omit to take any action that would cause either Party to be in violation of, (i) U.S. Foreign Corrupt Practices Act, (ii) any other applicable anti-corruption laws, or (iii) any regulations promulgated under any such laws. Supplier represents and warrants that neither it nor any of the Supplier Personnel is an official or employee of any government (or any department, agency or instrumentality of any government), political party, state owned enterprise or a public international organization such as the United Nations, or a representative or any such person (each, an “Official”). Supplier further represents, warrants and covenants that, to its knowledge, neither it nor any of the Supplier Personnel has offered, promised, made or authorized to be made, or provided any contribution, thing of value or gift, or any other type of payment to, or for the private use of, directly or indirectly, any Official for the purpose of influencing or inducing any act or decision of the Official to secure an improper advantage in connection with, or in any way relating to, (i) any government authorization or approval involving Ascension Health, or (ii) the obtaining or retention of business by Ascension Health. Supplier further represents and warrants that it will not in the future offer, promise, make or otherwise allow to be made or provide any payment and that it will take all lawful and necessary actions to ensure that no payment is promised, made or provided in the future by any of the Supplier Personnel. Any violation of this Section 6(k) will be deemed to be a material breach of this ASP Agreement. 7. SUPPLIER RESPONSIBILITIES. a. Facilities. Supplier and its Affiliates and Subcontractors will provide ASP Services only at or from (i) the Supplier Facilities and supporting vendors identified in Schedule F, and (ii) any other service locations permitted by applicable Law (x) within a country from which Supplier had previously provided ASP Services under the MPSA and applicable Supplement provided that any change in service location is approved in advance by Ascension Health, which approval shall not be unreasonably withheld, conditioned or delayed, or (y) within any other country, provided that any change in service location is approved in advance by Ascension Health, in Ascension Health’s sole discretion. Supplier shall be financially responsible for all additional costs, taxes or expenses resulting from any Supplier-initiated relocation to a new or different Supplier Facility, including any costs or expenses incurred or experienced by any Eligible Recipient as a result of such relocation. Supplier will store and process Ascension Health Data only in the locations identified in Schedule F. Supplier shall not transfer Ascension Health Data to any other locations within the United States, nor change the locations for storage and processing of such Ascension Health Data within the United States, except as expressly permitted in Schedule F, or otherwise with the express written consent of Ascension Health, which consent shall not be unreasonably withheld, conditioned or delayed. Supplier shall not transfer Ascension Health Data to any other locations outside the United States, nor change the locations for storage and processing of such Ascension Health Data outside the United States, except as expressly permitted in Schedule F, or otherwise without the express written consent of Ascension Health, which Ascension Health may withhold in its sole discretion. b. Subcontractors. i. Use of Subcontractors. Except as provided in Section 7(b)(ii), Supplier shall (i) give Ascension Health reasonable prior notice of any subcontract that relates to the ASP Services, specifying the components of the ASP Services affected, the scope of the proposed subcontract, the identity and qualifications of the proposed Subcontractor, the reasons for subcontracting the work in question, the location of the Subcontractor facilities from which the ASP Services will be provided, and the extent to which the subcontract will be dedicated; and (ii) include Ascension Health as an intended third party beneficiary in any proposed subcontract that relates to the ASP Services, which is material and exclusive to Ascension Health. Except as provided in Section 7(b)(ii), commencing on the Enrollment Effective Date, Supplier shall not enter into any new agreements with a Subcontractor for the performance of any portion of the ASP Services (i) that is applicable to a majority of the Eligible Recipients without the approval of Ascension Health, such approval not to be unreasonably withheld, conditioned or delayed; and (ii) that is applicable at a local level, without the approval of the applicable Eligible Recipient, such approval not to be unreasonably withheld, conditioned or delayed. ii. Subcontractors Not Requiring Approval. Supplier will not need the pre-approval of any Subcontractor already approved by Ascension Health or the applicable Eligible Recipient pursuant to the MPSA or a Supplement executed under the MPSA prior to the Enrollment Effective Date. Supplier may, in the ordinary course of business and without Ascension Health’s prior approval, enter into subcontracts for third party services or products that (1) are not a material portion of the ASP Services, (2) are not exclusively dedicated to Ascension Health or the applicable Eligible Recipient, and (3) do not include any direct contact with Ascension Health Data, provided that such subcontracts entered into without Ascension Health’s approval do not comprise greater than ten percent (10%) of the total work effort provided under this ASP Agreement. Such Subcontractors shall possess the training, experience, competence and skill to perform the work in a skilled and professional manner. iii. Supplier Responsibility. Unless otherwise approved by Ascension Health, the terms of any subcontract that relates to the ASP Services must be consistent with this ASP Agreement, including: (i) confidentiality and intellectual property obligations, including obligations that are at least as restrictive as those set forth in Articles 8, 9, 10 and 11; (ii) Ascension Health’s approval rights (which must apply directly to the Subcontractor); (iii) compliance with Ascension Health Standards, strategic plans and applicable Laws; (iv) compliance with

Ascension Health’s policies and directions; (v) audit rights, as described in Article 5; (vi) insurance coverage with coverage types and limits consistent with the scope of work to be performed by such Subcontractors; and (vii) compliance with Section 7(a). Notwithstanding the terms of the applicable subcontract, the approval of such Subcontractor by Ascension Health or the availability or unavailability of Subcontractor insurance, Supplier shall be and remain responsible and liable for any acts or omissions of any Subcontractor or Subcontractor personnel (including failure to perform in accordance with this ASP Agreement or to comply with any duties or obligations imposed on Supplier under this ASP Agreement) to the same extent as if such failure to perform or comply was committed by Supplier or Supplier employees. c. Right to Require Removal. Ascension Health shall have the right to require Supplier to replace a Subcontractor (notwithstanding any prior approval), engaged by Supplier to perform implementation services for an Eligible Recipient at [**] to Ascension Health, if the Subcontractor’s performance is materially deficient or if there are other reasonable grounds for removal. If directed to do so, Supplier shall remove and replace such Subcontractor as soon as possible. Supplier shall continue to perform its obligations under this ASP Agreement, notwithstanding the removal of the Subcontractor. Ascension Health and the applicable Eligible Recipient shall have no responsibility for any termination charges or cancellation fees that Supplier may be obligated to pay to a Subcontractor as a result of the removal of such Subcontractor at Ascension Health’s request or the withdrawal or cancellation of the ASP Services then performed by such Subcontractor as permitted under this ASP Agreement. For the avoidance of doubt, the foregoing right of removal shall only apply to Supplier Subcontractors who are providing implementation services for an Eligible Recipient. d. Supplier’s Responsibilities Regarding Ascension’s Network (Information Technology Obligations). i. To the extent any Equipment used by Supplier or Supplier Personnel is, with an Eligible Recipient’s approval, to be connected to any network operated by or on behalf of an Eligible Recipient (a “Ascension Health Network”), such Equipment (and all software installed thereon) shall be (x) subject to review and approval in advance by Ascension Health and the applicable Eligible Recipient (Supplier shall cooperate with Ascension Health and the Eligible Recipient in the testing, evaluation and approval of such Equipment), (y) in strict compliance with the then-current Ascension Health Standards, unless and to the extent deviations are approved in advance by Ascension Health and the Eligible Recipient. Supplier shall not install or permit the installation of any other software on such Equipment without Ascension Health and the Eligible Recipient’s prior approval. Supplier will use the Ascension Health Network for the sole and limited purpose of and to the limited extent necessary for performing the ASP Services. Supplier shall not access, or attempt to access, any part of any Ascension Health Network that Supplier is not authorized to access, including any part of the Ascension Health Network that is not reasonably necessary for and pertinent to the performance of the ASP Services. ii. Supplier shall access a Ascension Health Network only using access codes provided by an Eligible Recipient, and shall ensure that only the Supplier Personnel who are authorized by an Eligible Recipient to use an access code (by name, title, job function or otherwise) use such access code to access the Ascension Health Network. Supplier shall inform Ascension Health and the Eligible Recipient of the name(s) of each of the Supplier Personnel that [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Supplier desires Ascension Health and the Eligible Recipient to authorize to access any Ascension Health Network. Supplier shall notify Ascension Health and the Eligible Recipient promptly if any of the Supplier Personnel who has been granted an access code has been (i) terminated from employment or otherwise is no longer one of the Supplier Personnel, or (ii) reassigned and no longer requires access to the Ascension Health Network. Supplier shall ensure that no one other than those Supplier Personnel who receive access codes in accordance with this ASP Agreement access the Ascension Health Network through any access codes, facilities or other means provided by Ascension Health or the Eligible Recipient to Supplier. Access codes will be deemed Confidential Information of Ascension Health. iii. Supplier acknowledges and agrees that, to the extent permitted by applicable Law, Ascension Health and the Eligible Recipients have the right to monitor, review, record and investigate all uses of the Ascension Health Network and Ascension Health and Eligible Recipient resources by Supplier, including all email or other communications sent to, from, or through the Ascension Health Network, regardless of the content of such communications, and Supplier hereby consents to such reviewing, monitoring, recording and investigation. Supplier acknowledges and agrees that it does not have any expectation of privacy with respect to any personal information or communications made by or to it through the Ascension Health Network. iv. Remote access to any Eligible Recipient’s systems for maintenance and support of the ASP Services and for any other purpose allowed by this ASP Agreement is subject to compliance with Ascension Health’s and/or the Eligible Recipient’s remote access and other security requirements. Supplier’s access may require prior certification by Ascension Health and/or the Eligible Recipient that Supplier complies with Ascension Health’s and/or the Eligible Recipient’s security policies and standards. Ascension Health and the Eligible Recipient may modify such security requirements and Supplier must comply with the most recent version of Ascension Health’s and/or the Eligible Recipient’s security requirements. Supplier must ensure that each of its Personnel having access to any part of a Eligible Recipient’s computer system: (w) is assigned a separate log-in ID by the Eligible Recipient and uses only that ID when logging on to the Eligible Recipient’s system; (x) logs-off the Eligible Recipient’s system immediately upon completion of each session of service; (y) does not allow other individuals to access the Eligible Recipient’s computer system; and (z) keeps strictly confidential the log-in ID and all other information that enables access. Supplier must promptly notify each Eligible Recipient upon termination of employment or reassignment of any of its Personnel with access to Eligible Recipient’s computer system. If Ascension Health or the Eligible Recipient revises the requirements for access to its computer system, then Ascension Health or such Eligible Recipient, as applicable must notify Supplier of the changed or additional requirements and Supplier must comply with them as a prerequisite to further access. Any Eligible Recipient may require each individual who is to be allowed access to that Eligible Recipient’s computer system to acknowledge the individual’s responsibilities in connection with the access. 8. CONFIDENTIAL INFORMATION. Nothing in this Section 8 is intended to limit the obligations of Supplier under Sections 9 or 10 of this ASP Agreement with respect to Ascension Health Data addressed in such Sections. To the extent that the provisions pertaining to Ascension Health Data in Section 9 conflict with the provision of this Section 8 as they pertain to Ascension Health Data, the provisions of Section 9 shall control over the provisions of this Section 8, as applicable. a. Confidential Information. As used herein, “Confidential Information” means (i) this ASP Agreement and the terms hereof, (ii) all information marked confidential, proprietary or with a similar legend by either Party, and (iii) any other information that is treated as confidential by the disclosing Party and would reasonably be understood to be confidential, whether or not so marked, (which shall include information treated or defined as confidential under the Ascension Health privacy policy, software, Ascension Health Data, Personal Data, Authorized User information, attorney-client privileged materials, attorney work product, Ascension Health lists, Ascension Health contracts, Ascension Health information, rates and pricing, information with respect to competitors, strategic plans, account information, research information, information that contains trade secrets, financial/accounting information, human resources/personnel information, marketing/sales information, contact information, information regarding businesses, plans, operations, mergers, acquisitions, divestitures, third party contracts, licenses, internal or external audits, law suits, arbitrations, mediations, regulatory compliance or other information or data obtained, received, transmitted, processed, stored, archived, or maintained under this ASP Agreement). b. Disclosure of Confidential Information. (i) During the Term and at all times thereafter as specified in this Section 8, each receiving Party (A) shall hold Confidential Information received from a disclosing Party in confidence and shall use such Confidential Information only for the purposes of fulfilling its obligations or exercising its rights under this ASP Agreement and for no other purposes, and (B) shall not disclose, provide, disseminate or otherwise make available any Confidential Information of the disclosing Party to any third party (except (1) the receiving Party’s auditors, accountants, consultants or similar professionals and (2) the receiving Party’s attorneys) without the express written permission of the disclosing Party (which permission is hereby granted in certain circumstances in Sections 8(b)(ii) and 8(b)(iii)). Each receiving Party shall use at least the same degree of care to safeguard and to prevent unauthorized access, disclosure, publication, destruction, loss, alteration or use of the disclosing Party’s Confidential Information as the receiving Party employs to protect its own information (or information of its customers) of a similar nature, but not less than reasonable care. In no event shall Supplier use, disclose and employ any Ascension Health Data, Personal Data, or Confidential Information of any Eligible Recipient for any purpose other than providing ASP Services under the ASP Agreement, including in an aggregated or anonymous manner (e.g., where identifying Eligible Recipient information has been removed). (ii) A receiving Party may disclose Confidential Information of the disclosing Party to its employees, officers, directors, auditors, attorneys, tax advisors, consultants, financial advisors and similar professionals, and contractors and agents provided that (A) such person or entity has a need to know the Confidential Information for purposes of performing his or her obligations under or with or to enforce its rights under or with respect to this ASP Agreement or as otherwise naturally occurs in such person’s scope of responsibility, (B) such person or entity is held to obligations of confidentiality that are no less stringent than those set forth in this Section 8, and (C) such disclosure is not in violation of applicable Law. The receiving Party assumes full responsibility for the acts or omissions of any person or entity to whom it discloses Confidential Information of the disclosing Party regarding their use of such Confidential Information. (iii) A receiving Party may disclose Confidential Information of a disclosing Party as required to satisfy any applicable Law, provided that, promptly upon receiving any such request, the receiving Party, to the extent it may legally do so, gives notice to the disclosing Party of the Confidential Information to be disclosed and the identity of the third party requiring such disclosure so that the disclosing Party may interpose an objection to such disclosure, take action to assure confidential handling of the Confidential Information, or take such other action as it deems appropriate to protect the Confidential Information. The receiving Party shall reasonably cooperate with the disclosing Party in its efforts to seek a protective order or other appropriate remedy or, in the event such protective order or other remedy is not obtained, to obtain assurance that confidential treatment will be accorded such Confidential Information. (iv) Unless expressly permitted by this ASP Agreement, neither Party shall (A) make any use or copies of the Confidential Information of the other Party except as expressly contemplated by this ASP Agreement, (B) possess or acquire any right in or assert any lien against the Confidential Information of the other Party, (C) sell, assign, transfer, lease, encumber, or otherwise dispose of or disclose the Confidential Information of the other Party to third parties, (D) commercially exploit, or permit a third party to commercially exploit, such Confidential Information, or (E) refuse for any reason (including a default or material breach of this ASP Agreement by the other Party) to promptly provide the other Party’s Confidential Information (including any copies thereof) to the other Party if requested to do so. (v) Notwithstanding the foregoing, the terms and conditions of this ASP Agreement that are specific to this transaction, including the Charges and the Service Levels (collectively, the “ASP Agreement Terms”), shall be deemed to be the Confidential Information of each Party, but not the existence of the ASP Agreement and not general descriptions of the Services. Each Party shall have the right to disclose the ASP Agreement Terms without notice to or consent of the other Party as necessary to enforce any of that Party’s rights or to perform their obligations as set forth in this ASP Agreement, in connection with any audit or benchmarking, in connection with any potential merger, sale or acquisition of Supplier or an Eligible Recipient (as the case may be), or a sale or transfer of a portion of the business of an Eligible Recipient which business relies, in whole or in part on the Services hereunder, in connection with Supplier or an Eligible Recipient (as the case may be) obtaining any financing or investment, or as otherwise permitted in this Article 8. The Eligible Recipients and Supplier shall have the right to disclose the ASP Agreement Terms (as part of any public regulatory filings or otherwise) upon at least four (4) business days’ notice (or such shorter period required to comply with the applicable rules or regulations) to the other Party to the extent required by rules or regulations promulgated by the Securities and Exchange Commission (“SEC”) or any similar governmental or regulatory body having jurisdiction over such Party in any country or jurisdiction, provided that the Parties shall cooperate and seek to minimize disclosure through redaction consistent with such rules and regulations. Ascension Health may disclose Confidential Information relating to the financial or operational terms of this ASP Agreement and/or Supplier’s performance hereunder (e.g., applicable Service Levels and measurements of Supplier’s performance with respect to such Service Levels) in connection with the solicitation of proposals for or the procurement of the same or similar services from prospective third party contractors; provided, however, Ascension Health may not divulge Supplier’s pricing for the ASP Services in connection with any such solicitation or procurement. For any redaction efforts, the Parties shall cooperate in good faith to agree upon the appropriate redactions within a timeframe that permits the Parties to comply with the applicable Laws; provided, that nothing shall prevent any Party from filing an unredacted version of the ASP Agreement Terms if the redaction cannot reasonably be completed within the timeframe required for the filing or disclosure. c. Exclusions. Notwithstanding the above, Section 8(b) shall not apply to any particular information which the receiving Party can demonstrate (i) is, at the time of disclosure to it, generally available to the public other than through a breach of the receiving Party’s or a third party’s confidentiality obligations; (ii) after disclosure to it, is published by the disclosing Party or otherwise becomes generally available to the public other than through a breach of the receiving Party’s or a third party’s confidentiality obligations; (iii) was lawfully in the possession of the receiving Party immediately prior to the time of disclosure to it without obligation of confidentiality; (iv) is received from a third party having a lawful right to possess and disclose such information; or (v) is independently developed by the receiving Party without reference to the disclosing Party’s Confidential Information. The exclusions in this Section 8(c) shall not apply to Personal Data. d. Loss of Confidential Information. Each Party shall (i) immediately notify the other Party of any possession, use, knowledge, disclosure, or loss of such other Party’s Confidential Information in contravention of this ASP Agreement, (ii) promptly furnish to the other Party all known details and assist such other Party in investigating and/or preventing the reoccurrence of such possession, use, knowledge, disclosure, or loss, (iii) cooperate with the other Party in any investigation or litigation deemed necessary by such other Party to protect its rights, and (iv) promptly use all commercially reasonable efforts to prevent further possession, use, knowledge, disclosure, or loss of Confidential Information in contravention of this ASP Agreement. Each Party shall bear any costs it incurs in complying with this Section 8(d). e. No Implied Rights Nothing contained in this Section 8 shall be construed as obligating a Party to disclose its Confidential Information to the other Party, or as granting to or conferring on a Party, expressly or impliedly, any rights, title, or interest (including license) in or to any Confidential Information of the other Party. f. Return or Destruction of Confidential Information. Within [**] days following a request by Ascension Health as to return or destruction of Ascension Health’s Confidential Information, Supplier must, at Ascension Health’s discretion, either return to Ascension Health all Confidential Information (including all copies/derivatives thereof); or certify in writing to Ascension Health that such Confidential Information (including all copies/derivatives thereof) has been destroyed in such a manner that it cannot be retrieved. In no event shall Supplier withhold any Confidential Information of Ascension Health as a means of resolving any dispute. Notwithstanding the foregoing, Supplier may retain one copy of Ascension Health’s Confidential Information in its legal department as and to the extent required to comply with applicable Laws or enforce its rights under this ASP Agreement; provided that such Confidential Information shall be returned or destroyed in accordance with this provision upon the expiration of the period specified in the applicable Law, the expiration of the applicable statute of limitations and the final resolution of any pending dispute. 9. ASCENSION HEALTH DATA. Nothing in this Section 9 is intended to limit the obligations of Supplier or Ascension Health under Sections 8 or 10 of this ASP Agreement with respect to the Confidential Information addressed in such Sections. To the extent that the provisions pertaining to Ascension Health Data in Section 8, this Section 9, and Section 10 conflict, the provisions of Section 10 shall control over the provisions of this Section 9, which shall control over the provisions of Section 8. a. Ownership of and License to Ascension Health Data. Ascension Health Data shall be and remain, as between the Parties, the property of the relevant Eligible Recipient regardless of whether Supplier or Ascension Health is in possession of the Ascension Health Data. If Supplier obtains any rights in any Ascension Health Data, Supplier will assign those rights to Ascension Health. Supplier will waive, and will not assert, any liens or other encumbrances it obtains on any Ascension Health Data. Ascension Health hereby grants Supplier a license to use the Ascension Health Data solely to perform Supplier’s obligations to Ascension Health during the term of this ASP Agreement. Ascension Health [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

reserves all other rights in the Ascension Health Data. Ascension Health Data shall be made available to Ascension Health, upon its request, in real time by the means and in the form and format as reasonably requested by Ascension Health. At no time shall Ascension Health Data be stored or held by Supplier in a form or manner not readily accessible to Ascension Health in this manner. b. Safeguarding of Ascension Health Data. (i) Supplier and Subcontractors to whom Ascension Health Data is provided shall maintain a comprehensive data security program, which shall include reasonable and appropriate technical, organizational and security measures against the destruction, loss, unauthorized access or alteration of Ascension Health Data in the possession of Supplier or such Subcontractors, and which shall be (1) no less rigorous than those maintained by Ascension Health or any other Eligible Recipient as of the applicable Enrollment Effective Date (or implemented by Ascension Health or another Eligible Recipient in the future to the extent deemed necessary by Ascension Health), (2) no less rigorous than those maintained by Supplier for its own information of a similar nature, (3) adequate to meet the requirements of Ascension Health’s and the Eligible Recipient’s privacy, security and records retention policies as each may be modified and replaced from time to time; and (4) no less rigorous than required by applicable Laws. The data security program and associated technical, organizational and security measures shall comply in all material respects with the HITRUST Common Security Framework which encompasses the Healthcare relevant aspects of the Information Security Management System (ISMS) family of standards as published by the International Organization for Standardization (ISO) and the International Electrotechnical Commission (IEC), also known as the ISO/IEC 27000 series. The content and implementation of the data security program and associated technical, organizational and security measures shall be fully documented in writing by Supplier. Supplier shall permit Ascension Health to review such documentation and/or to inspect Supplier’s compliance with such program in accordance with Article 5. Supplier shall not use Ascension Health Data in contravention of the Ethical and Religious Directives. Supplier shall segregate Ascension Health Data from all of Supplier’s other client data during all phases of data processing, including within Supplier’s tools (e.g., AHtoCharge). Supplier shall keep Ascension Health Data physically and logically separated from Supplier’s other clients’ data. Supplier will certify annually that it is using Ascension Health Data, including Ascension Health Data that has been De-identified (as defined in Section 9(e) below), only as expressly permitted by this ASP Agreement by completion of the Annual Attestation, a form of which is attached as Schedule D. (i) Subject to any restriction in contracts with Supplier’s other customers, Supplier shall regularly advise Ascension Health of data security practices, procedures and safeguards in effect for other Supplier customers that, in Supplier’s reasonable judgment, [**]in-scope services[**]If such procedures or safeguards are of the nature such that they must be implemented for Ascension Health and another Supplier customer and have been agreed to in advance by such parties, any associated additional costs shall be divided amongst the applicable Supplier customers on a proportional basis, relative to the ASP Services being received.[**]Section 2(i)[**]. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

(iii) Ascension Health shall have the right to establish backup security for any Ascension Health Data and to keep backup copies of such Ascension Health Data in its possession if it chooses. At Ascension Health’s request, Supplier shall provide Ascension Health with downloads of Ascension Health Data to enable Ascension Health to maintain such backup copies. The Eligible Recipient shall reimburse Supplier for any actual and reasonable costs associated with providing such backup copies, provided that the applicable Eligible Recipient has approved such costs in advance. (iv) Supplier will promptly notify Ascension Health and the applicable Eligible Recipient when Supplier detects or is notified of any targeted attempted security breach or successful security breach that results or may have resulted in unauthorized destruction, loss, alteration or theft of, or unauthorized access to, Ascension Health Data (each such incident, a “Security Incident”). Supplier will investigate (with Ascension Health’s participation if so desired by Ascension Health) such breach or potential breach and mitigate the adverse effects of such Security Incident. Supplier will correct, at Ascension Health’s request and sole discretion and at no additional charge to Ascension Health or the applicable Eligible Recipient, any destruction, loss or alteration of any Ascension Health Data. Supplier shall promptly (and in any event as soon as reasonably practical) (i) perform a root cause analysis and prepare a corrective action plan, (ii) provide Ascension Health and any applicable Eligible Recipient with written reports and detailed information regarding any Security Incident, including how and when such Security Incident occurred and what actions Supplier is taking to remedy such Security Incident, (iii) cooperate in the investigation of the Security Incident at Ascension Health’s request, (iv) [**], (v) to the extent such breach or potential breach is within Supplier’s or its Subcontractor’s or Affiliate’s areas of control, remediate such breach or potential breach of security and take commercially reasonable actions to prevent its recurrence, and (vi) indemnify Ascension Health and any applicable Eligible Recipient against any claims, suits, damages, actions, fines, penalties or losses (including reasonable attorneys fees) arising from any Security Incident. (v) To the extent Supplier removes Ascension Health Data from any media under its control that is taken out of service, Supplier shall destroy or securely erase such media. Under no circumstances shall Supplier use or re-use media on which Ascension Health Data has been stored for any purpose unless such Ascension Health Data has been securely erased or such data is securely encrypted and such level of encryption has been approved by Ascension Health. (vi) Supplier agrees that no access to an Eligible Recipient’s network from external networks, including the Internet, will be permitted unless strong authentication and encryption are used on the applicable website(s) or other access point. Supplier shall maintain an access control list for all access to its internal network from an external network and Supplier agrees that any of its servers exposed to the Internet that contain Confidential Information or Ascension Health Data will run on a hardened operating system. (vii) Supplier represents and warrants that Ascension Health Data will be encrypted with industry accepted encryption techniques and strengths when transmitted over public networks. Clear text (e.g., ftp, telnet) protocols will not be used to access or transfer Ascension Health Data. Ascension Health Data will be encrypted when at rest and stored, including backups and storage on portable media (e.g., USB sticks, portable hard drives, laptops, DVD/CDs). [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

(viii) For any copy machine, scanner or printer (or similar equipment that serves a similar function) that Supplier provides to perform the ASP Services and uses that may contain Ascension Health Data stored on a temporary or permanent basis (e.g., stored on an internal drive), Supplier will ensure that [**], Supplier will permanently erase any and all of the Ascension Health Data from such equipment. In addition, Supplier will prevent unauthorized access to or “recall” of any such Ascension Health Data on such equipment after the processing of such Ascension Health Data. c. Correction of Ascension Health Data. The correction of any errors or inaccuracies in or with respect to Ascension Health Data shall be performed by Supplier [**] if (i) Supplier is operationally responsible for inputting such data, or (ii) such errors or inaccuracies are attributable to the failure of Supplier or Supplier Personnel to comply with Supplier’s obligations under this ASP Agreement. d. Restoration of Ascension Health Data. The restoration of any destroyed, lost or altered Ascension Health Data shall be performed by the Party that has operational responsibility for maintaining the system on which such Ascension Health Data resides and for creating and maintaining backup copies of such Ascension Health Data. To the extent (i) Supplier is operationally responsible for performing such restoration or (ii) such destruction, loss or alteration is attributable to the failure of Supplier or Supplier Personnel to comply with Supplier’s obligations under this ASP Agreement, Supplier shall bear the cost of restoring such data. e. Use of Ascension Health Data. (i) Under no circumstances shall Supplier use Ascension Health Data or information provided by Ascension Health or the Eligible Recipients specifically or in the aggregate to advertise or market itself or others. In addition, Supplier shall not, without the advanced consent and approval of Ascension Health or the applicable Eligible Recipient, use or access Ascension Health Data, Ascension Health Confidential Information, Personal Data or metadata for any secondary uses beyond the limited extent necessary to provide the ASP Services to Ascension Health and the other Eligible Recipients. For the avoidance of doubt, Supplier shall not use any such information for marketing or market research purposes. Notwithstanding the foregoing, the Parties agree that Supplier may use the Ascension Health Data for benchmarking, quality control, and internal business purposes, including improvements to the ASP Services for the benefit of Ascension Health and the Eligible Recipients and its other customers. Supplier represents and warrants that it will not provide any of the Ascension Health Data to any third parties, agrees that all Ascension Health Data is owned by Ascension Health, and agrees that it will not use the Ascension Health Data for any other purpose without Ascension Health’s prior written approval. If Ascension Health decides in its sole discretion to allow the use and commercialization of any Ascension Health Data by Supplier, Supplier shall ensure that: (i) such use shall comply with all applicable Laws; (ii) Supplier shall not use or disclose such data, which it acknowledges is highly confidential, except as specifically approved by Ascension Health; (iii) such use does not breach any Ascension Health or Eligible Recipient third party contract; and (iv) any Ascension Health Data so used by Supplier has been made completely anonymous and is De-identified, including the removal of any personally identifiable data, including with respect to patients, provider, payors and any other third party. Supplier shall indemnify, defend and hold Ascension Health and the Eligible Recipients harmless against any and all claims related to Supplier’s use or disclosure of such Ascension Health Data. As used in this ASP Agreement, “De-identified” [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

means de-identified Ascension Health Data which has had direct and indirect patient, provider and or provider group identifiable health information removed by Supplier in accordance with HIPAA, 45 C.F.R. 164.514(b)(2) and 45 C.F.R. 164.514(b)(1), provided that if Supplier is relying on statistical de-identification pursuant to 45 C.F.R. 164.514(b)(1) then such de- identification shall only be used with respect to the fields set forth below and all other fields remaining subject to HIPAA, 45 C.F.R. 164.514(b)(2). The fields that Supplier may de-identify pursuant to 45 C.F.R. 164.514(b)(1) are as follows: account number, medical record number, admission/discharge date(s), procedure date(s), visit date(s), payor plan/group id, zip code, birth month/year, death month/year, derived age below 90. 10. PERSONAL DATA. a. Privacy Laws. Supplier acknowledges that the Ascension Health Data is subject to Laws in multiple jurisdictions worldwide, restricting collection, use, processing and free movement of Personal Data. Supplier represents, warrants and covenants that it adheres to, and during the Term shall continue to adhere to, the United States Department of Commerce Safe Harbor Principles. In addition to its other obligations under this ASP Agreement, Supplier will comply with all applicable Laws with respect to the Ascension Health Data and the ASP Services. Supplier also shall hold any Personal Data that it receives in confidence and in compliance with (1) Supplier’s obligations under this ASP Agreement and the data privacy policy of Ascension Health and the applicable Eligible Recipient and (2) the global data privacy policies of any self-regulatory organizations to which any Eligible Recipient belongs and which are applicable to Supplier in its role as a third party supplier to the Eligible Recipients in relation to Ascension Health Data. In addition, and without limiting the foregoing, Supplier shall provide Ascension Health with all assistance as Ascension Health may reasonably require to fulfill the responsibilities of Ascension Health and the other Eligible Recipients under data privacy Laws. Supplier will indemnify the Eligible Recipients for any losses suffered by the Eligible Recipients as a result of Supplier’s failure to comply with Privacy Laws. Supplier shall not use terms of use or privacy statements that vary from this ASP Agreement or enter into separate agreements between Supplier and Authorized Users or other individuals of Eligible Recipients that offer less protection with respect to the Personal Data of Authorized Users or other individuals’ Personal Data than the protections provided in this ASP Agreement. b. Limitations on Use. Supplier agrees that Supplier and Supplier Personnel will not use Personal Data for any purpose or to any extent other than as necessary to fulfill Supplier’s obligations under this ASP Agreement. Supplier and Supplier Personnel shall not process, transfer or disseminate Personal Data without the approval of Ascension Health or the applicable Eligible Recipient unless expressly provided for in this ASP Agreement. Supplier shall take appropriate action to ensure that Supplier Personnel having access to Personal Data are advised of the terms of this Section and trained regarding their handling of Personal Data. All such Supplier Personnel’s access to Personal Data must be governed by a non-disclosure agreement that prohibits the personnel from using, disclosing or copying the Personal Data for any purpose except as required for the performance of this ASP Agreement. Supplier is and Supplier shall be responsible for any failure of Supplier Personnel to comply with the terms and conditions regarding Personal Data. When interfacing with the applicable Eligible Recipient regarding Personal Data, Supplier shall only disclose or transmit Personal Data to those Eligible Recipient employees and third party contractors authorized by Ascension Health. c. HIPAA[**]Supplier shall execute a Business Associate Addendum in the form attached to the MPSA as Annex 3, and further agrees to execute any amendments thereto reasonably requested by Ascension Health or any other Eligible Recipient to meet Ascension Health’s and/or the other Eligible Recipients’ regulatory obligations. In the event of a conflict between the Business Associate Addendum, as may be amended (“BAA”), and this ASP Agreement, the BAA shall be given priority. Supplier and Supplier Personnel shall comply with the terms of the BAA in performing the applicable ASP Services. Supplier shall be responsible under this ASP Agreement for any failure of Supplier or Supplier Personnel to comply with the terms of the BAA or the Laws referenced in the BAA applicable to Supplier in the same manner and to the same extent it would be responsible for any failure to comply with its other obligations under this ASP Agreement. d. [*] Disclosure or Access. If Supplier or Supplier Personnel have knowledge of or suspect any unauthorized possession, use, knowledge, loss, disclosure of or access to Personal Data in contravention of this ASP Agreement, Supplier shall, in addition to its obligations with regard to Security Incidents set forth in Section 9(b)(iii), (i) immediately report to Ascension Health such possession, use, knowledge, loss, disclosure or access to Personal Data and promptly furnish to Ascension Health all known details; (ii) immediately take steps to mitigate any harmful effects of such possession, use, knowledge, loss, disclosure or access; (iii) cooperate with Ascension Health in any investigation, litigation, or provision of notices that Ascension Health deems appropriate and (iv) promptly use all commercially reasonable efforts to prevent further possession, use, knowledge, disclosure or loss of Personal Data in contravention of this ASP Agreement. To the extent any unauthorized disclosure of or access to Personal Data arises out of or is connected to a breach by Supplier or Supplier Personnel of Supplier’s obligations under this ASP Agreement, Supplier shall bear (A) [**] incurred by Supplier in complying with its legal obligations relating to such breach, and (B) in addition to any other damages for which Supplier may be liable for under this ASP Agreement, the following [**] incurred by the Eligible Recipient in responding to such breach, to the extent applicable: (1) [**] of providing notice to affected individuals; (2) [**] of providing notice to government agencies, credit bureaus, and/or other required entities; (3) [**] of providing affected individuals with credit monitoring services for a specific period not to exceed twelve (12) months or the minimum time period provided by applicable Law, whichever is longer; (4) call center support for such affected individuals for a specific period not to exceed [**] days; (5) [**] of any other measures required under applicable Law; and (6) any other [**] for which Supplier would be liable under this ASP Agreement. 11. INFORMATION SECURITY. a. Access to Ascension Health Data and Retention. Supplier will not withhold any Ascension Health Data as a means of resolving a dispute. Supplier will promptly retrieve and deliver to Ascension Health a copy of all Ascension Health Data (or those portions specified by Ascension Health) in the format and on the media reasonably specified by Ascension Health (i) at any time upon Ascension Health’s request, (ii) at the expiration or earlier termination of this ASP Agreement, or (iii) with respect to particular Ascension Health Data, at the time when that data is no longer required by Supplier to perform its obligations under this ASP Agreement. Supplier will keep and maintain Ascension Health Data in accordance with the applicable Ascension Health record retention policy, if any, as directed by Ascension Health from time to time. If requested by Ascension Health, Supplier will destroy or securely erase, and provide Ascension Health with a certificate, signed by an authorized representative of Supplier certifying that Supplier has destroyed or erased, all copies of Ascension Health Data in Supplier’s possession or under Supplier’s control. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

b. Compliance of Supplier with Ascension Health’s Information Security Standards. Supplier will comply with the information security policies and procedures that are consistent with industry practices of leading companies providing services similar to those contemplated in this ASP Agreement. Supplier will not provide any Ascension Health Data to any subcontractor of Supplier unless the subcontract requires the subcontractor to comply with such policies and procedures. Auditors may conduct on-site security reviews, vulnerability testing and disaster recovery testing for Supplier’s systems containing Ascension Health Data and otherwise audit Supplier’s operations for compliance with such policies and procedures. c. Regeneration of Ascension Health Data by Supplier. Supplier will promptly replace or regenerate from Supplier’s machine-readable media any data, programs or information handled or stored by Supplier that Supplier has lost or damaged or obtain a new copy of the lost or damaged data, programs or information. Alternatively, Ascension Health may replace or regenerate any data, programs or information that Supplier has lost or damaged or obtain a new copy of the lost or damaged data, programs or information, in which case, Supplier will promptly reimburse Ascension Health for all reasonable costs associated with its regeneration or replacement efforts. 12. INSURANCE. a. Insurance Coverages. Throughout the term of this ASP Agreement, and for a period of at least [**] years thereafter, Supplier shall maintain at its own expense, insurance of the type and in the amounts specified below. Supplier shall obtain or otherwise arrange for appropriate levels of insurance coverage for all subcontractors providing services that shall also comply with insurance requirements set forth below: (i) statutory workers' compensation in accordance with all Federal, state, and local requirements, and employer liability in an amount not less than $[**] each accident, $[**] each employee for disease, and $[**] policy limit for disease; (ii) commercial general liability (including contractual liability and products/completed operations insurance) on a form equivalent to CG0001 1207 or CG0002 1207 in an amount not less than $[**]per occurrence and $[**] annual general aggregate and products/completed operations annual aggregate not less than $[**]; (iii) commercial automobile liability covering all vehicles that Supplier owns, hires, or leases in an amount not less than $[**] per accident (combined single limit for bodily injury and property damages); (iv) umbrella excess liability applying above the employers liability, commercial general liability and commercial automobile liability described above in an amount not less than $[**] per occurrence/accident; (v) Privacy and Network Security (Cyber Liability) covering loss arising out of or in connection with loss or disclosure of Confidential Information or Confidential Medical Information, in a minimum amount of $[**] per loss; [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

(vi) Third-Party Fidelity/Crime insurance, including blanket employee dishonesty and computer fraud insurance, for loss arising out of or in connection with fraudulent or dishonest acts committed by the employees of Supplier, acting alone or in collusion with others, in a minimum amount of $[**] per loss. b. Eligible Recipient Insurance. During the term, the applicable Eligible Recipient shall maintain at its own expense, insurance or self-insurance of the type and in the amounts specified below: (i) statutory workers' compensation in accordance with all Federal, state, and local requirements, and employers liability in an amount not less than $[**] each accident, $[**] each employee for disease, and $[**] policy limit for disease; (ii) commercial general liability (including contractual liability insurance) in an amount not less than $[**] per occurrence; (iii) commercial automobile liability covering all vehicles that the applicable Eligible Recipient owns, hires, or leases in an amount not less than $[**] per accident (combined single limit for bodily injury and property damages); (iv) umbrella excess liability applying above the employer's liability, commercial general liability and commercial automobile liability described above in an amount not less than $[**] per occurrence/accident. c. Additional Requirements. Each Party shall furnish to the other Party certificates of insurance or other appropriate documentation (including evidence of renewal of insurance) evidencing all coverage referenced above in sub-section (a) and (b) and naming the other Party and its directors, officers, employees and agents as additional insureds to the extent available on a commercially reasonable basis. Such certificates or other documentation shall include a provision whereby thirty (30) days' notice must be received by the additionally insured Party prior to cancellation of the coverage by either the insuring Party or the applicable insurer. Such cancellation shall not relieve the insuring Party of its continuing obligation to maintain insurance coverage in accordance with this sub-section (c). Supplier’s insurance shall apply on a primary and non-contributory basis to any insurance or self- insurance maintained by Eligible Recipient. All insurance policies Supplier is required to carry pursuant to this Section 12 shall: (i) be provided by reputable and financially responsible insurance carriers, admitted in applicable states, with an A.M. Best’s Financial Performance Rating (“FPR”) of A+/A++ and a minimum Financial Size Category (“FSC”) of IX or higher (if FPR is A/A-, then FSC must be XII or higher). d. Claims-made Insurance Policies. Any insurance provided on a claims-made basis shall apply a retroactive date that precedes the Enrollment Effective Date or the provision of ASP Services. An extended reporting period must be purchased if the retroactive date is advanced or if the coverage is terminated and not replaced by another claims-made policy with the same retroactive date. 13. TERM OF ASP AGREEMENT. Unless otherwise earlier terminated hereunder, this ASP Agreement will be in effect for a five (5) year period commencing as of the ASP Effective Date (“Term”). Thereafter, this ASP Agreement will be automatically extended for successive one-year periods unless either Party gives the other written notice of termination not less than thirty (30) days before the end of the then-current period. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

14. TERMINATION. a. By Ascension Health for Cause. If Supplier: i. commits a material breach of this ASP Agreement, which breach is not cured within [**] days after notice of the breach from Ascension Health, provided that such [**] day cure period will be extended to a [**] day cure period if the breach cannot be cured within such initial [**] day period described above, and such additional [**] day cure period will not result in additional nontrivial harm or loss to the applicable Eligible Recipient; ii. commits numerous breaches of its duties or obligations which collectively constitute a material breach of this ASP Agreement; or iii. materially breaches the terms of the BAA (a form of which is attached to the MPSA as Annex 3), which breach is not cured within [**] days after notice of the breach from Ascension Health; then Ascension Health may, by giving notice to Supplier, terminate this ASP Agreement, with respect to all or any part of the ASP Services as of a date specified in the notice of termination. If Ascension Health chooses to terminate this ASP Agreement in part, the charges payable will be equitably adjusted to reflect such partial termination. Supplier shall not be entitled to any Termination Charges in connection with such a termination. b. By Supplier for Cause. If the applicable Eligible Recipient: i. fails to pay undisputed charges then due and owing under this ASP Agreement by the specified due date, and the total of all such overdue undisputed charges exceeds, in the aggregate, two times the average monthly charges, ii. Commits a material breach of its duties or obligations with respect to Supplier Confidential Information as set forth in Article 8; iii. Misuses or otherwise infringes on Supplier’s intellectual property rights with respect to the RC Tools, and such misuse or infringement constitutes a material breach of the agreement; then, if the applicable Eligible Recipient fails to cure such default within [**] days of notice from Supplier of its intention to terminate, Supplier may, by notice to Ascension Health and the Eligible Recipient, terminate this ASP Agreement. Supplier acknowledges and agrees that this Section 14(b) and (c) describe Supplier’s only rights to terminate this ASP Agreement and Supplier hereby waives any other rights it may have to terminate this ASP Agreement. c. Acts of Insolvency, Bankruptcy, Etc. If any Party (i) files for bankruptcy, (ii) becomes or is declared insolvent, or is the subject of any bona fide proceedings related to its liquidation, administration, provisional liquidation, insolvency or the appointment of a receiver or similar officer for it, (iii) passes a resolution for its voluntary liquidation, (iv) has a receiver or manager appointed over all or substantially all of its assets, (v) makes an assignment for the benefit of all or substantially all of its creditors, (vi) enters into an agreement or arrangement for the composition, extension, or readjustment of substantially all of its obligations or any class of such obligations, (vii) fails or becomes incapable of paying its debts as they become due or is otherwise in default under material contracts and fails to promptly cure such defaults, or (viii) experiences an event analogous to any of the foregoing in any jurisdiction in which any of its assets are situated, then the other Party may terminate this ASP Agreement as of a date specified in a termination notice; provided, however, that Supplier will not have the right to terminate under this [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

Section so long as Ascension Health or the applicable Eligible Recipient pays for the ASP Services to be received hereunder in advance on a month-to-month basis. If any Party elects to terminate this ASP Agreement due to the insolvency of the other Party, such termination will be deemed to be a termination for cause hereunder. d. Ascension Health Rights Upon Supplier’s Bankruptcy. i. General Rights. In the event of Supplier’s bankruptcy or other formal procedure referenced in Section 14(c) or the filing of any petition under bankruptcy laws affecting the rights of Supplier which is not stayed or dismissed within thirty (30) days of filing, in addition to the other rights and remedies set forth herein, to the maximum extent permitted by Law, Ascension Health will have the immediate right to retain and take possession for safekeeping all Ascension Health Data, Ascension Health Confidential Information, Ascension Health- owned materials, and all other software (including all source code), to which the Eligible Recipients are or would be entitled during the term or upon the expiration or termination of this ASP Agreement. Supplier shall cooperate fully with the Eligible Recipients and assist the Eligible Recipients in identifying and taking possession of the items listed in the preceding sentence. Ascension Health will have the right to hold such Ascension Health Data, Ascension Health Confidential Information, Ascension Health-owned materials, and all other software (including all source code) until such time as the trustee or receiver in bankruptcy or other appropriate insolvency office holder can provide adequate assurances and evidence to Ascension Health that they will be protected from sale, release, inspection, publication, or inclusion in any publicly accessible record, document, material or filing. Supplier and Ascension Health agree that without this material provision, Ascension Health would not have entered into this ASP Agreement or provided any right to the possession or use of Ascension Health Data, Ascension Health Confidential Information, or Ascension Health software covered by this ASP Agreement. ii. Ascension Health Rights in Event of Bankruptcy Rejection. Notwithstanding any other provision of this ASP Agreement to the contrary, if Supplier becomes a debtor under the United States Bankruptcy Code (11 U.S.C. §101 et. seq. or any similar Law in any other country (the “Bankruptcy Code”)) and rejects this ASP Agreement pursuant to Section 365 of the Bankruptcy Code (a “Bankruptcy Rejection”), (i) any and all of the licensee and sublicensee rights of the Eligible Recipients arising under or otherwise set forth in this ASP Agreement shall be deemed fully retained by and vested in the Eligible Recipients as protected intellectual property rights under Section 365(n)(1)(B) of the Bankruptcy Code and further shall be deemed to exist immediately before the commencement of the bankruptcy case in which Supplier is the debtor; (ii) Ascension Health shall have all of the rights afforded to non-debtor licensees and sublicensees under Section 365(n) of the Bankruptcy Code; and (iii) to the extent any rights of the Eligible Recipients under this ASP Agreement which arise after the termination or expiration of this ASP Agreement are determined by a bankruptcy court not to be “intellectual property rights” for purposes of Section 365(n), all of such rights shall remain vested in and fully retained by the Eligible Recipients after any Bankruptcy Rejection as though this ASP Agreement were terminated or expired. Ascension Health shall under no circumstances be required to terminate this ASP Agreement after a Bankruptcy Rejection in order to enjoy or acquire any of its rights under this ASP Agreement. e. Termination Upon Supplier Change of Control. In the event of a change in Control of Supplier (or that portion of Supplier providing all or any material portion of the ASP Services under this ASP Agreement) or the Entity that Controls Supplier (if any), where such Control is acquired, directly or indirectly, in a single transaction or series of related transactions, or all or substantially all of the assets of Supplier (or that portion of Supplier providing all or any material portion of the ASP Services under this ASP Agreement) are acquired by any entity, or Supplier (or that portion of Supplier providing all or any material portion of the ASP Services under this ASP Agreement) is merged with or into another entity to form a new entity and such change in Control of Supplier involves a Direct Ascension Health Competitor, Ascension Health may terminate this ASP Agreement by giving Supplier at least ten (10) days prior notice, and such Direct Ascension Health Competitor shall be prohibited from any contact with Ascension Health Data, Ascension Health Confidential Information and any and all other information about the Ascension Health account, including discussions with Supplier Personnel regarding specifics relating to the Services. Supplier shall not be entitled to any Termination Charges in connection with such a termination. f. Termination for Convenience. Ascension Health may terminate this ASP Agreement for convenience by giving Supplier forty-five (45) days written notice, in which event, Supplier shall only be entitled to prorated fees for authorized ASP Services incurred up to such termination date. Ascension Health and the applicable Eligible Recipient shall have no other obligations or liability to Supplier under this ASP Agreement, and Supplier shall return to Ascension Health or the applicable Eligible Recipient a pro rata portion of any and all prepaid fees paid by the applicable Eligible Recipient for the unused portion of such fees within [**] days after such termination date. g. Disengagement Services. In the event of a termination of the ASP Agreement, Supplier shall prepare, with reasonable assistance from the applicable Eligible Recipient, a written plan for disengagement for the applicable Eligible Recipient (the "Disengagement Plan"). The purpose of the Disengagement Plan will be to provide a roadmap for a transfer of the ASP Services back to such Eligible Recipient or to another third party service provider selected by such Eligible Recipient without interruption or disruption of Eligible Recipient’s business or operations. The Disengagement Plan will outline the steps and activities involved in disengagement, the manner in which the steps and activities will be accomplished, the general responsibility for each, and the services required from Supplier. i. In the event of a termination or upon request of the applicable Eligible Recipient, Supplier shall provide to such Eligible Recipient or its designee the assistance reasonably requested by the Eligible Recipient to facilitate the orderly transfer of the ASP Services to the Eligible Recipient or its designee, including, without limitation, the assistance described in this Section or in the Disengagement Plan ("Disengagement Services"). The applicable Eligible Recipient may also require that Supplier begin providing Disengagement Services at any time within the [**] month period prior to expiration of the Term. ii. The Disengagement Services shall be provided to the applicable Eligible Recipient at the current rates and charges set forth in this ASP Agreement, for a period of time designated by the Eligible Recipient, not to exceed twelve (12) months after the expiration or termination of this ASP Agreement. To the extent Supplier’s then-existing resources providing the ASP Services cannot effect a smooth transition while continuing to provide the ASP Services, such Eligible Recipient agrees to allow Supplier to use additional resources to provide the Disengagement Services, at Supplier’s current time and materials rates, provided that Supplier obtains such Eligible Recipient’s prior written approval. h. Survival. Sections 8, 9, 10, 11, 15, 16 and 18 will survive the termination or expiration of this ASP Agreement. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

15. RELATIONSHIP OF PARTIES. Supplier, in furnishing services to the Eligible Recipients hereunder, is acting as an independent contractor, and Supplier has the sole obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all work to be performed by Supplier or Supplier Personnel under this ASP Agreement. The relationship of the Parties under this ASP Agreement shall not constitute a partnership or joint venture for any purpose. Except as expressly provided in this ASP Agreement, Supplier is not an agent of Ascension Health or the Eligible Recipients and has no right, power or authority, expressly or impliedly, to represent or bind Ascension Health or the Eligible Recipients as to any matters. 16. INDEMNIFICATION. a. Infringement Indemnity. Supplier agrees to defend, indemnify and hold harmless Ascension Health and the Eligible Recipients, their Affiliates, employees, directors, shareholders and agents (collectively the “Indemnified Group”) from and against any expense, cost, damage, loss, fine, penalty, liability or judgment, and settlements thereof, including reasonable attorneys’ fees, suffered or incurred by the Indemnified Group as a result of any claim, demand, action, arbitration, suit or similar proceeding (hereafter “Claim”) brought or asserted against one or more members of the Indemnified Group by any third party alleging the ASP Services performed and/or deliverables created, developed and/or produced by Supplier infringes or misappropriates any copyright, patent, trade secret, trademark, or other proprietary right of such third party. b. Infringement Remedies. If a third party Claim causes Ascension Health’s or the applicable Eligible Recipient’s quiet enjoyment and use of the ASP Services and/or deliverables to be endangered or disrupted, Supplier will, in a timely manner, at its sole expense and in addition to its obligations under Section 16(a): (1) modify or replace the ASP Services and/or deliverables so that they are no longer infringing; provided that the ASP Services and/or deliverables are functionally equivalent in all material respects and do not change in any material adverse respect; or (2) procure for Ascension Health and the Eligible Recipients the right to continue using the ASP Services and/or deliverables; or (3) if neither of the foregoing is, in Supplier’s reasonable opinion, commercially reasonable, then Supplier will request Ascension Health to discontinue use of the ASP Services or return or remove the deliverables, in which case, Supplier will promptly reimburse the Indemnified Group all amounts paid hereunder for and in connection with the ASP Services and/or deliverables, their use and cessation of use, including monies paid or expenses incurred by Ascension Health for integration and distribution. c. General Indemnity. i. Supplier agrees to defend, indemnify and hold harmless the Indemnified Group from and against any expense, cost, damage, loss, fine, penalty, judgment or liability, including reasonable attorneys’ fees, suffered or incurred by the Indemnified Group due to non-Party claims arising from or is in connection with: (1) any breach by Supplier of its obligations arising under this ASP Agreement; (2) any Claim alleging personal injury, including death, or property damage to any person to the extent resulting from the negligent acts, negligent omissions or willful misconduct of Supplier or its Personnel; (3) Taxes, together with interest and penalties, that are the responsibility of Supplier under Section 4(b); (4) losses, including government fines, penalties, sanctions, interest or other remedies resulting from Supplier’s failure to perform its responsibilities under this ASP Agreement in compliance with applicable Laws as required by this ASP Agreement, including losses resulting from the exclusion of Supplier or any Supplier Personnel from any Federal Health Care Program; and (5) Supplier’s breach of its obligations with respect to Ascension Health’s Confidential Information, Ascension Health Data or any other property of Ascension Health. ii. Ascension Health agrees to defend, indemnify and hold harmless Supplier and its officers, directors, employees, agents, representatives, successors, and assigns, from and against any expense, cost, damage, loss, fine, penalty, judgment or liability, including reasonable attorneys’ fees, suffered or incurred due to non-Party claims arising from or in connection with: (1) any breach by Ascension Health of its obligations arising under this ASP Agreement; (2) any Claim alleging personal injury, including death, or property damage to any person to the extent resulting from the negligent acts, negligent omissions or willful misconduct of Ascension Health or its Personnel; (3) Taxes, together with interest and penalties, that are the responsibility of Ascension Health under Section 4(b); (4) losses, including government fines, penalties, sanctions, interest or other remedies resulting from Ascension Health’s failure to perform its responsibilities under this ASP Agreement in compliance with applicable Laws as required by this ASP Agreement; and (5) Ascension Health’s breach of its obligations with respect to Supplier’s Confidential Information or any other property of Supplier. d. Process. With respect to non-Party claims which are subject to indemnification under this ASP Agreement (other than as provided in Section 16(e) with respect to claims covered by Section 16(c)(i)(3) and (4)), Ascension Health agrees to give Supplier prompt written notice of any Claim asserted or filed against Ascension Health for which indemnification is sought under this Section 16. Failure to give such notice will not abrogate or diminish Supplier's obligation under this Section 16 if Supplier has or receives knowledge of the existence of such Claim by any other means or if such failure does not materially prejudice Supplier's ability to defend the same. In any Claim for which indemnification is sought, Supplier will have the right to select legal counsel to represent Ascension Health (said counsel to be reasonably satisfactory to Ascension Health) and to otherwise control the defense and settlement of such Claim. If Supplier elects to control the defense of such Claim, Ascension Health will at all times have the right to fully participate in the defense at Ascension Health’s own expense. If Supplier, within a reasonable time after receipt of such notice, should fail to defend Ascension Health, Ascension Health will have the right, but not the obligation, to undertake the defense of and to compromise or settle the Claim on behalf, for the account, and at the risk of Supplier. If the Claim is one that cannot by its nature be defended solely by Supplier, then Ascension Health will make available information and assistance as Supplier may reasonably request, at Supplier’s expense. Notwithstanding the foregoing, Ascension Health will control the contest of any Claim relating to tax matters of Ascension Health or its Affiliates. e. Process – Governmental and Other Claims. With respect to claims covered by Section 16(c)(i)(3) and (4), the following procedures shall apply: i. Notice. Promptly after receipt by Ascension Health of notice of the commencement or threatened commencement of any action or proceeding involving a claim in respect of which Ascension Health will seek indemnification pursuant to Section 16(c)(i)(3) or (4), or any claim by a current or former Ascension Health employee, Ascension Health shall notify Supplier of such claim. No delay or failure to so notify Supplier shall relieve Supplier of its obligations under this ASP Agreement except to the extent that Supplier has suffered actual prejudice by such delay or failure. ii. Procedure for Defense. Ascension Health shall be entitled, at its option, to have the claim handled pursuant to Section 16(d) or to retain sole control over the defense and settlement of such claim; provided that, in the latter case, Ascension Health shall (i) consult with Supplier on a regular basis regarding claim processing (including actual and anticipated costs and expenses) and litigation strategy, (ii) reasonably consider any Supplier settlement proposals or suggestions, and (iii) use commercially reasonable efforts to minimize any amounts payable or reimbursable by Supplier. 17. LIMITATION OF LIABILITY. a. Exclusions from Limitations. EXCEPT AS PROVIDED IN THIS SECTION 17, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, CONSEQUENTIAL, INCIDENTAL, COLLATERAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, REGARDLESS OF THE FORM OF THE ACTION OR THE THEORY OF RECOVERY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. b. Liability Cap. Except as provided in this Section 17, the total aggregate liability of either Party, for claims asserted by the other Party under or in connection with this ASP Agreement, regardless of the form of the action or the theory of recovery, shall be limited to $25,000,000 per calendar year, or portion thereof. c. Exceptions to Limitations of Liability. The limitations of liability set forth in Sections 17(a) and (b) shall not apply with respect to: i. Losses occasioned by the fraud, willful misconduct, or gross negligence of a Party. ii. Losses that are the subject of indemnification under this ASP Agreement. iii. Losses occasioned by any breach of a Party’s representations or warranties under this ASP Agreement. iv. Losses occasioned by any breach of a Party’s obligations under Articles 8, 9, 10 or 11. v. Losses occasioned by Supplier’s breach of any provision of the BAA. 18. MISCELLANEOUS. a. Assignment. Neither Party may, or will have the power to, assign this ASP Agreement without the prior written consent of the other, except in the following circumstances: (i) the applicable Eligible Recipient may assign its rights or obligations under this ASP Agreement, without the approval of Supplier, to an Affiliate who expressly assumes the applicable Eligible Recipient’s obligations and responsibilities hereunder, provided that such applicable Eligible Recipient remains fully liable for and is not relieved from the full performance of its obligations under this ASP Agreement; and (ii) the applicable Eligible Recipient may assign its rights and obligations under this ASP Agreement, without the approval of Supplier, to an Entity acquiring, directly or indirectly, Control of such Eligible Recipient, an Entity into which such Eligible Recipient is merged, or an Entity acquiring all or substantially all of such

Eligible Recipient’s assets, provided that the acquirer or surviving Entity agrees in writing to be bound by the terms and conditions of this ASP Agreement. b. Entire Understanding. This ASP Agreement, its Schedules, and all Enrollments entered into pursuant to this ASP Agreement will supersede all other agreements, oral or written, between an Eligible Recipient who has executed an Enrollment and Supplier with respect to the subject matter hereof and thereof and will serve as the complete and entire understanding between the applicable Eligible Recipients on this subject matter. In no event will terms and conditions contained on time cards, time sheets, or invoices issued by Supplier apply to modify or supplement the terms and conditions of this ASP Agreement. The Parties agree that this ASP Agreement constitutes a fully integrated expression of the Parties’ intentions hereunder. c. Modification and Waiver. No alteration, modification or amendment to this ASP Agreement will be effective unless in writing and signed by duly authorized representatives of both Supplier and the applicable Eligible Recipient. No term or condition contained in this ASP Agreement will be deemed waived, and no breach or omission excused, unless in writing and signed by an authorized representative of the Party against whom enforcement of such waiver or consent is sought. No waiver or consent of any breach of this ASP Agreement, and no course of dealing between the Parties, will be construed as a waiver of any subsequent breach of this ASP Agreement, and either Party may invoke any remedy available at law or in equity despite any such prior waiver or consent. Any amendment to the terms and conditions of this ASP Agreement shall automatically, as of the amendment effective date, be incorporated into all Enrollments then in effect for all applicable Eligible Recipients, unless otherwise specifically set forth in such amendment. d. Severability. If any provision, in whole or in part, of this ASP Agreement is held by a court to be void, illegal, unenforceable or otherwise in conflict with the law governing this ASP Agreement, such provision (or portion thereof) will be deemed to be restated to reflect, as nearly as possible, the original intentions of the Parties in accordance with applicable law, and the remaining provisions (and portions thereof) of this ASP Agreement will continue in full force and effect. e. Interpretation. Neither Party will be deemed to be the drafter of this ASP Agreement, and this ASP Agreement will not be strictly construed against either Party. Headings used in this ASP Agreement are for reference purposes only and will not be deemed a part of this ASP Agreement. “Section” means a section of this ASP Agreement and “Schedule” means a schedule attached hereto. The term “day” means a calendar day unless expressly stated otherwise. The terms “including” and “included” will be interpreted as if followed by the words “without limitation.” All definitions in this ASP Agreement apply to both their singular and plural forms, as the context may require. All capitalized terms will have the meanings set forth herein. f. Jurisdiction. Each Party irrevocably agrees that any legal action, suit or proceeding brought by it in any way arising out of this ASP Agreement must be brought solely and exclusively in state or federal courts located in the State of Missouri, and each Party irrevocably submits to the sole and exclusive jurisdiction of these courts in personam, generally and unconditionally with respect to any action, suit or proceeding brought by it or against it by the other Party. Notwithstanding the foregoing, any Party may seek injunctive or other equitable relief or seek to enforce a judgment in any court of competent jurisdiction. g. Publicity. Neither Party shall use the other Party’s names, logos, service marks, trade names or trademarks or refer to the other Party directly or indirectly in any press release, public announcement, or public disclosure relating to this ASP Agreement, including in any promotional, advertising or marketing materials, customer lists or business presentations without the prior written consent of the other Party prior to each such use or release. Supplier shall not make any public statements about this ASP Agreement, the ASP Services or its relationship with the Eligible Recipients without the prior written consent of Ascension Health’s Office of the General Counsel in each instance, provided that Supplier may make disclosures, to the extent required by rules or regulations promulgated by the Securities and Exchange Commission ("**SEC**") or any similar governmental or regulatory body having jurisdiction over Supplier in any country or jurisdiction, provided further that Supplier provides prior notice and a summary of such disclosure to Ascension Health. Supplier shall seek to minimize such disclosure consistent with such rules and regulations. Notwithstanding the foregoing, Ascension Health and the other Eligible Recipients may include Supplier's name, website address, trademark, logos and/or icon on Ascension Health's or another Eligible Recipient's intranet for the purpose of providing a link from Ascension Health's or an Eligible Recipient's intranet to the homepage of Supplier's website (the "**Link**"). Supplier hereby grants to Ascension Health and the other Eligible Recipients a limited, revocable right and license to use, display and reproduce Supplier's name, website address, trademark, logos and other related intellectual property in connection with the establishment and maintenance of the Link.

h. Remedies Not Exclusive. All remedies available to either Party for breach of this ASP Agreement are cumulative, and the exercise of any one remedy will not be deemed an election of such remedy to the exclusion of others. Failure of either Party to exercise any right or remedy will not operate as a waiver thereof.

i. Notice. All notices, consents and other communications under or regarding this ASP Agreement must be in writing and will be deemed to have been received on the earlier of the date of actual receipt, the third business day after being mailed by first class, certified mail return receipt requested, or the first business day after being sent by a reputable overnight delivery service. Any notice may be given by email, provided that a signed written original is sent by one of the foregoing methods within twenty-four (24) hours thereafter.

The Parties will direct inquiries and notices regarding this ASP Agreement to the addresses set forth below. Either Party may change its address for notices by giving written notice of the new address to the other Party in accordance with this **Section 17(i)**.

In the case of Ascension Health:	In the case of Supplier:
Ascension Health 4600 Edmundson Road St. Louis, Missouri 63134 Attention: Bob Smith E-mail Address: BobSmith@ascensionhealth.org Facsimile Number: (314) 733-8002	Accretive Health, Inc. 401 N. Michigan Avenue, Suite 2700 Chicago, Illinois 60611 Attention: Gregory N. Kazarian E-mail Address: GKazarian@accretivehealth.com Facsimile Number: (312) 755-0492

With a copy to:

Ascension Health 4600 Edmundson Road St. Louis, Missouri 63134 Attention: Office of the General Counsel	Accretive Health, Inc. 401 N. Michigan Avenue, Suite 2700 Chicago, Illinois 60611 Attention: Office of the General Counsel

SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the Parties have caused this ASP Agreement to be executed in duplicate originals by authorized personnel who, on the date of such signing, have the necessary and appropriate corporate authority to bind his or her respective organization hereunder. Ascension Health Accretive Health, Inc. By: ___________________________________________ By: ___________________________________________ Name: ________________________________________ Name: ________________________________________ Title: __________________________________________ Title: __________________________________________ Date: _________________________________________ Date: _________________________________________ Federal Tax Identification No.:______________________

SCHEDULE A SERVICES AND FEES

Schedule A Services and Fees 1. ONGOING ASP SERVICES AND SYSTEM (a) Features and Functions. Supplier shall provide the maintenance, support and hosting of the RC Tools that Supplier was using to provide services, pursuant to the applicable Supplement and MPSA, to the applicable Eligible Recipient immediately prior to the termination of the applicable Supplement, including all associated documentation, manuals, guides and reports. Supplier shall ensure that the RC Tools provided to the applicable Eligible Recipient have, at a minimum, the same functionality as was present in such RC Tools immediately prior to the termination of the applicable Supplement. 2. GO-LIVE DATE Unless otherwise specified in the Enrollment by the applicable Eligible Recipient, Supplier will commence providing the ASP Services within [**] days after the Enrollment Effective Date. 3. FEES AND CHARGES Fees and Charges for ASP Services The fees and charges for the ASP Services are $[**] for the hospital(s) of the applicable Eligible Recipients that are set forth on the applicable Enrollment (“Charges”). Such $[**] shall commence upon the Enrollment Effective Date and be fixed for the duration of the term of such Enrollment. In addition, transaction fees for each facility will be charged for AHtoAccess Eligibility and Address Verification transactions that exceed the average annual utilization for such transactions at the applicable facility during the last two (2) years of the term of the applicable Supplement (e.g., if the applicable facility averaged 500 Eligibility Verification transactions per Ascension fiscal year, over the course of the last two (2) years of the term of the applicable Supplement, then the Eligible Recipient will pay the applicable transaction fee for each transaction that exceeds the 500 transaction threshold during any Ascension Health fiscal year). Subject to the foregoing, Eligibility Verification shall be charged at $[**] per transaction and Address Verification (“Skip Trace”) shall be $[**] per transaction. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE B MAINTENANCE AND SUPPORT SERVICES

Schedule B Maintenance and Support Services 1. SOFTWARE MAINTENANCE Supplier will provide the following Maintenance and Support services for the ASP Services: (i) preventive and remedial services to maintain the ASP Services in compliance of all applicable specifications and in good operating condition; (ii) updates; (iii) a toll-free telephone support line; (iv) e-mail notification of release notes and updates; (v) an annual, on-site support visit and quarterly reviews involving technical teams from both Supplier and Ascension Health to discuss Maintenance and Support; (vi) quarterly reports showing support usage, incident and Supplier compliance with the requirements of this Schedule; and (vii) if applicable, invitations for Eligible Recipient personnel to attend and participate in, without charge, (i) all user conferences and trade shows relating to the ASP Services, and (ii) any meetings of any user group that determines or influences Supplier’s priorities for development of future upgrades. 2. PERFORMANCE OF MAINTENANCE AND SUPPORT a. Performance. Personnel who are assigned by Supplier to perform Maintenance and Support will be (i) fully qualified to do so, and (ii) familiar with both the ASP Services and Ascension Health’s and the Eligible Recipient’s use of the ASP Services. b. Telephone Support. Supplier will provide Ascension Health and the applicable Eligible Recipient with unlimited telephone support to resolve questions about the implementation, configuration, use and operation of the ASP Services, as well as the resolution status of problems reported by Ascension Health and Eligible Recipients. Telephone support will be available twenty-four (24) hours per day, seven (7) days per week. Supplier will provide a fully staffed call center on business days, during the hours of 7:00 a.m. to 7:00 p.m., Central Standard Time. Outside of these hours, telephone support personnel will be accessible by pager and will respond to Ascension Health and resolve problems in a timely manner. c. Service Calls; Tracking. The applicable Eligible Recipient may place requests for Maintenance and Support (“Service Calls”) through e-mail or Supplier’s telephone support line. Service Calls may be made by an unlimited number of contacts designated by the applicable Eligible Recipient. Eligible Recipient contacts will use commercially reasonable efforts to provide all information that Supplier reasonably requests about each Service Call. Supplier will maintain a record of all Service Calls and Supplier’s efforts to resolve all reported problems. Supplier will provide the Eligible Recipient’s contact with a unique ticket number for each Service Call. Priority levels for each problem will be determined in accordance with the following: 1. “Priority 1” shall mean that (i) the applicable issue to be resolved creates a serious business and financial exposure for an Authorized User, (ii) Authorized Users are unable to work or perform some significant portion of their jobs, (iii) the issue affects a large number of Authorized User personnel, (iv) there is no acceptable workaround to the issue (i.e., affected tasks or responsibilities cannot be performed in any other way), or (v) is otherwise classified by the applicable Eligible Recipients as Priority 1 in its reasonable discretion.

2. “Priority 2” shall mean that (i) the applicable issue to be resolved creates a serious business and financial exposure for an Authorized User, (ii) Authorized Users are unable to work or perform some significant portion of their jobs, (iii) the issue affects a large or small number of Authorized User personnel, (iv) there may or may not be an acceptable workaround to the issue, or (v) is otherwise classified by the applicable Eligible Recipients as Priority 2 in its reasonable discretion. 3. “Priority 3” shall mean that (i) the applicable issue to be resolved creates a low business and financial exposure for an Authorized User, (ii) Authorized Users are unable to work or perform some small portion of their jobs, but they are still able to complete most other tasks, (iii) the issue affects a small number of Authorized User personnel, (iv) there may or may not be an acceptable workaround to the issue, or (v) is otherwise classified by the applicable Eligible Recipients as Priority 3 in its reasonable discretion. 4. “Priority 4” shall mean that (i) the applicable issue to be resolved creates a minimal business and financial exposure for an Authorized User, (ii) Authorized Users are unable to work or perform a minor portion of their jobs, but they are still able to complete most other tasks, (iii) the issue may affects one or two Authorized User personnel, (iv) there is likely an acceptable workaround to the issue, or (v) is otherwise classified as Priority 4 in its reasonable discretion. d. Remedial Maintenance and Support. Supplier will promptly notify Ascension Health and the applicable Eligible Recipient of any material errors, defects, malfunctions or other material nonconformities in the ASP Services. Supplier will repair or replace all defective or inoperable ASP Services and otherwise cause the ASP Services to be in compliance with all applicable specifications and in good operating condition. e. Updates to the ASP Services. Each update to the ASP Services will be provided to Ascension Health and Eligible Recipients as it is made available by Supplier to its other customers. In addition, any updates that are required to bring the applicable Eligible Recipient into compliance with any applicable Laws will be provided at least [**] days before compliance is required by the applicable Laws. Updates for the ASP Services will be included as part of the ASP Services, [**]. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

SCHEDULE C SERVICE LEVELS

Schedule C Service Levels 1. Definitions.  “Go-Live Date” has the meaning given in Section 2.1.  “Measurement Window” means the time during, or frequency by, which a Service Level shall be measured. The Measurement Window shall be quarterly, unless otherwise specified.  “Service Levels” means the performance standards designated as “Service Levels” in this Schedule C.  “Service Level Credit” has the meaning given in Section 4.1.  “Service Level Default” means Supplier’s level of performance for a particular Service Level fails to meet the Up-Time Commitment during the applicable Measurement Window.  “Service Level Effective Date” means the date that a specific Service Level will be effective, measured and enforced.  “Up-Time Commitment” has the meaning given in Section5.2. 2. General. 2.1 As of the commencement of ASP Services by Supplier for an applicable Eligible Recipient (“Go- Live Date”) (or as otherwise specified in this Schedule), Supplier will perform the ASP Services so as to meet or exceed the Up-Time Commitment (as defined below) for the Service Levels. 2.2 Supplier shall monitor, measure, collect, record and report to Ascension Health and the applicable Eligible Recipients its performance of the ASP Services beginning on each applicable Service Level Effective Date and continuing for the period during which Supplier is providing the ASP Services, to which the Service Levels are applicable. 2.3 Supplier shall report to Ascension Health and the applicable Eligible Recipient its performance against such Service Levels for each Measurement Window. 2.4 The Eligible Recipients will have the right to receive Service Level Credits in accordance with Section 4 below. 2.5 Supplier shall provide Ascension Health and the applicable Eligible Recipient with the performance reporting for the Services as specified in Section 3 below. 3. Measurement and Reporting.

3.1 Supplier’s performance against the Service Levels will be measured for each Measurement Window as of the Go-Live Date. 3.2 Supplier will implement automated or other measurement and monitoring tools and procedures reasonably acceptable to Ascension Health to measure Supplier’s performance against the Service Levels. Supplier will provide Ascension Health and the applicable Eligible Recipient with access to up-to-date problem management data and other data reasonably requested by Ascension Health or the applicable Eligible Recipient regarding the status of failures and/or user inquiries. 3.3 If Supplier fails to measure its performance with respect to a Service Level so that it is not possible to confirm whether the level of performance specified for the Service Level has been achieved for a given Measurement Window, then, unless such failure to measure was previously excused in writing by the applicable Eligible Recipient, such failure will be deemed a Service Level Default for the applicable Measurement Window. 3.4 Supplier shall provide to the applicable Eligible Recipient, as part of Supplier’s monthly performance reports, hard- and soft-copy reports to verify Supplier’s performance against the Service Levels. 4. Service Level Credits. 4.1 Supplier recognizes that failing to meet any Service Level may have an adverse impact on Ascension Health and the applicable Eligible Recipient. Accordingly, if Supplier fails to meet any Service Level, then Supplier will credit the applicable Eligible Recipient for the amounts described below (each, a “Service Level Credit”). Service Level Credits will be deemed to be reductions in the charges reflecting the diminished value of the ASP Services as a result of the failure, and not as a penalty. Service Level Credits are not exclusive remedies and will in no way limit Ascension Health’s or the applicable Eligible Recipient’s rights at law or in equity. In the event that either Party terminates the ASP Agreement or the ASP Agreement expires, such Service Credits will be refunded to the applicable Eligible Recipient within [**] days after the termination or expiration of the ASP Agreement. 4.2 If the Supplier’s performance relative to any one of the Service Levels does not meet the Up-Time Commitment during a particular Measurement Window, such failure shall be deemed a Service Level Default. The measurement of Supplier’s performance for a Measurement Window will be completed no later than [**] days after the completion of such Measurement Window. 4.3 If the Supplier’s performance for a Service Level does not meet the Up-Time Commitment in a Measurement Window, resulting in a Service Level Default for such Service Level, Supplier shall credit to the applicable Eligible Recipient a Service Level Credit equal to the amount set forth in Section 5 on the first day of the second month following the applicable Measurement Window (e.g., May 1 for a Service Level Default for the first quarter Measurement Window) for such Service Level Default to be reflected in such month’s invoice. [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

5. Service Levels. 5.1 Supplier will continue to support the RC Tools at the service levels (e.g., response times, system availability, help desk access, bug fixes) experienced throughout the prior year operating experience. 5.2 Service Level 2 - Availability. a) Definition. Commencing on the go live date, Supplier agrees that the ASP Services, including the RC Tools, will be Available [**]% of the time (the “Up-Time Commitment”). The Up- Time Commitment will be measured continuously, rounded to the nearest full minute for each incidence of downtime, and reported monthly within fifteen (15) days of the end of the Measurement Window. “Availability” is defined as the web servers are capable of delivering Ascension Health Data and will be measured using the following formula: ASP Services Availability: (Total Hours Scheduled to be Available) - (Total Hours of Non-Availability)/ Total Hours Scheduled to be Available * 100. If Supplier does not meet the Up-Time Commitment, Ascension Health will be entitled to Service Level Credits, as outlined below. b) Monthly Maintenance Window. The monthly maintenance window is 3AM-7AM on the third Sunday of the month. In the event that additional maintenance time should be required, reasonable advanced notification of the additional time needed will be provided to Ascension Health. c) Service Level Credits. The Eligible Recipient shall be entitled to receive the following Service Level Credits for Supplier’s failure to meet the Up-Time Commitment, subject to the exclusions outlined below. For each calendar month, Service Level Credits shall be calculated utilizing one-twelfth of the annual fees paid for such year. Availability Range Service Credit - Percentage (%) of Fees [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] 6. Problem Analysis and Correction. Supplier shall promptly investigate and correct each failure to meet a Service Level, by (i) promptly investigating and reporting on the causes of the problem; (ii) providing a root cause analysis of such failure as soon as practicable after such failure or at the Eligible Recipient’s request; (iii) correcting the problem as soon as practicable or coordinate the correction of the problem if Supplier does not have responsibility for the cause of the problem; (iv) advising the Eligible Recipient of the status of [**] Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

remedial efforts being undertaken with respect to such problem; (v) demonstrating that the causes of such problem have been or will be corrected on a permanent basis; and (vi) taking corrective actions to prevent any recurrence of such problem. Supplier shall complete the root cause analysis as quickly as possible, but in all events within ten (10) days, and shall notify such Eligible Recipient prior to the end of the initial ten (10) day period as to the status of the root cause analysis and the estimated completion date.

SCHEDULE D ANNUAL ATTESTATION

Schedule D Annual Attestation Through this Annual Attestation, Accretive Health, Inc. represents and certifies that all Ascension Health Data and Ascension Health De-identified Data (as defined in the ASP Agreement) have only been used in the manner prescribed by the RC Tools ASP Agreement by and between Ascension Health and Accretive Health, Inc. (“ASP Agreement”), including, but not limited to, the restrictions set forth in Articles 8, 9, 10 and 11 of the ASP Agreement. IN WITNESS WHEREOF, Accretive Health, Inc. has caused this Annual Attestation to be signed by its authorized representatives effective on the date and year written below. Accretive Health, Inc. (“Supplier”) By: Name: Title: Date:

SCHEDULE E ASCENSION HEALTH RULES AND REQUIREMENTS

Schedule E Ascension Health Rules and Requirements 1. Ascension Health Standards of Conduct and Privacy Policy. Ascension Health will provide the Ascension Health Standards of Conduct and Ascension Health Privacy Policy to Supplier as they are updated from time to time. 2. Regulatory Requirements. 2.1. Access to Books and Records. To the extent that Section 952 of the Omnibus Reconciliation Act of 1980 (the “Act”) and the regulations promulgated thereunder are applicable to this ASP Agreement, Supplier, and any organizations related to it performing any of the duties pursuant to this ASP Agreement valued at Ten Thousand Dollars ($10,000) or more in any twelve (12)-month period, shall until four (4) years after the furnishing of Services pursuant to this ASP Agreement, comply with requests of the Comptroller General, the Secretary of the Department of Health and Human Services, and their duly authorized representatives for access (in accordance with Section 952 of the Act) to any contract or agreement between Supplier and Ascension Health or an applicable Eligible Recipient for ASP Services and to any contract or agreement between Supplier and such related organizations, as well as the books, documents and records of Supplier and its related organizations, if any, which are necessary to verify the cost of the ASP Services provided. Supplier shall promptly advise the applicable Eligible Recipient of such request, and shall promptly provide to such Eligible Recipient copies of any documents so provided. Neither party shall be required to waive any attorney-client or work-product privilege or be deemed to have waived any attorney-client or work-product privilege by virtue of this section. 2.2. Anti-Kickback Law. (a) The sole purpose of this ASP Agreement is to enter into a commercially reasonable and fair market value arrangement. The parties in good faith believe that this ASP Agreement fully complies with the provisions of 42 U.S.C. 1320a-7b (the “Anti-Kickback Statute”). Neither Ascension Health, the applicable Eligible Recipient nor Supplier are, by virtue of this ASP Agreement or otherwise, knowingly or willfully offering, paying, soliciting, or receiving remuneration in return for referring an individual to or from each other for the furnishing of any item or service reimbursed under a Federal Health Care Program, as defined herein. Pricing and compensation terms hereunder do not take into account the volume or value of any referrals or business otherwise generated between the parties for which payment may be made in whole or in part under Medicare, any other federal health care program or a state health care program. (b) Supplier shall utilize best efforts to comply with the reporting requirements of 42 C.F.R. § 1001.952(h), regarding “safe harbor” protection for discounts under the Anti-Kickback Statute. Supplier further represents and warrants that any discount or rebate provided to Ascension Health or the applicable Eligible Recipient satisfies the requirements of the Anti-Kickback Statute Safe Harbor at 42 C.F.R. § 1001.952(h). Supplier shall disclose to Ascension Health or the applicable Eligible Recipient, as appropriate, on each invoice, or as otherwise agreed in writing, the amount of any discount or rebate. The statement shall inform Ascension Health or the applicable Eligible Recipient, as appropriate, in a clear and simple manner of the amount of the discount or rebate so as to enable Ascension Health and/or the applicable Eligible Recipient to satisfy their obligations to accurately report such discount or rebate to Medicare and properly distinguish between capital costs and operating costs. (c) Should either party to this ASP Agreement be notified by any governmental agency or its counsel that performance under this ASP Agreement creates a moderate to substantial risk of violation of the Anti-Kickback Statute, such party shall notify the other party, and the parties shall, in good faith, attempt to amend this ASP Agreement in all respects necessary to comply with the Anti-Kickback Statute. If such amendment is not in compliance with the Anti-Kickback Statute in the written opinion of the General Counsel for either party to this ASP Agreement, or if the parties cannot agree on an alternative acceptable arrangement within a period of at least thirty (30) business days, then this ASP Agreement may be terminated by either party without cause upon the delivery to the other party of at least (60) days advance written notice. 2.3. Exclusion from Federal Health Care Programs. (a) Supplier represents and warrants that neither it, nor, to the best of its knowledge and belief, any of its employees or other contracted staff who provide services for Ascension Health or an Eligible Recipient (collectively referred to in this section as “employees”) has been excluded from participation in any Federal Health Care Program (as defined herein). Supplier agrees to notify Ascension Health within five (5) business days of Supplier’s receipt of notice of intent to exclude or actual notice of exclusion of Supplier from any such program. The listing of Supplier on the Office of Inspector General’s exclusion list (OIG website), the General Services Administration’s Lists of Parties Excluded from Federal Procurement and Nonprocurement Programs (GSA website) for excluded individuals or entities, any state Medicaid exclusion list, or the Office of Foreign Assets Control’s (OFAC’s) blocked list shall constitute “exclusion” for purposes of this section. Supplier’s exclusion from any Federal Health Care Program shall constitute a material breach of this section and this ASP Agreement shall immediately terminate without penalty to Ascension Health or any applicable Eligible Recipient, unless Ascension Health elects in writing to continue this ASP Agreement. For purposes of this section, the term “Federal Health Care Program” means the Medicare program, any State Medicaid program, TRICARE, any health care program of the Department of Veterans Affairs, the Maternal and Child Health Services Block Grant program, any federally-funded state social services block grant program, or the State Children’s Health Insurance Program. If Supplier learns that any Supplier Personnel is listed on the Office of Inspector General’s exclusion list (OIG website), the General Services Administration’s Lists of Parties Excluded from Federal Procurement and Nonprocurement Programs (GSA website) for excluded individuals or entities, any state Medicaid exclusion list, or the Office of Foreign Assets Control’s (OFAC’s) blocked list, then Supplier shall immediately cease using that Supplier Personnel in connection with Supplier’s provision of the Services and shall notify the applicable Eligible Recipient of such Supplier Personnel’s exclusion within ten (10) calendar days of discovering it. (b) If Supplier is excluded from any Federal Health Care Program and fails to notify Ascension Health within five (5) business days of receipt of notice of exclusion by Supplier, Supplier agrees to indemnify Ascension Health and the applicable Eligible Recipient for any sanctions, penalties, or fines incurred under the federal Civil Monetary Penalty Law (Section 1128A of the Social Security Act), the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and/or the Balanced Budget Act of 1997, as a result of Ascension Health entering into this ASP Agreement with Supplier.

(c) On an annual basis (at the same time that Supplier certifies its compliant use of Ascension Health Data using the Form of Annual Attestation in Schedule D), Supplier shall certify in writing that it is compliance with the Federal Health Care Program obligations set forth in this Section 5.3. 2.4. Section 6032 of the Deficit Reduction Act of 2005. If Supplier furnishes, or otherwise authorizes the furnishing of, Medicaid health care items or services, performs billing or coding functions, or is involved in the monitoring of health care for Ascension Health, pursuant to Section 6032 of the Deficit Reduction Act of 2005 relating to “Employee Education About False Claims Recovery,” Supplier hereby agrees to abide by Ascension Health’s policies required by said law, insofar as they are relevant and applicable to Supplier’s work performed on behalf of Ascension Health, including participation in reviews or audits of claims or services, and agrees to make such policies available to Supplier Personnel involved in the performance of such Services. 2.5. Change in Law. The Parties agree that this ASP Agreement is intended to comply with all applicable federal, state and local laws, rules, ordinances, codes and regulations. Notwithstanding any other provision in this ASP Agreement, if either Party believes in good faith that due to an enacted or promulgated law, regulation, rule, or standard, an official interpretation thereof or change of interpretation, or a written allegation by a governmental or accreditation entity or agency, this ASP Agreement poses a material risk of sanction or material adverse change to such Party (including, without limitation, jeopardy to such Party’s licensure, certification, accreditation, tax-exempt status, tax-exempt bonds, or participation in or payment under any governmental health care program, or a substantial increase in costs), then such Party shall give written notice to the other Party of such enacted or revised law, rule, ordinance, code or regulation regarding such belief and a proposal to amend this ASP Agreement. The Parties shall then make a good faith effort to amend this ASP Agreement to comply with such laws or regulations or other authority. In the event that the Parties cannot agree in good faith to an amendment of this ASP Agreement within a period of at least thirty (30) business days, then either Party shall have the right to terminate this ASP Agreement upon at least sixty (60) days advance written notice to the other Party. 2.6. Licenses. Supplier shall obtain all required federal, state and local licenses and permits to perform the ASP Services and shall perform all ASP Services under this ASP Agreement in accordance with any and all regulatory and accreditation standards applicable to the ASP Services and/or to Ascension Health and the applicable Eligible Recipients, including, without limitation, those requirements imposed by The Joint Commission, the Centers for Medicare and Medicaid Services (CMS) Conditions of Participation and any amendments thereto. Supplier shall respond to all regulatory agencies and shall provide its employees with safety data sheets regarding all Supplies and Equipment used in the performance of the ASP Services. Supplier shall immediately notify Ascension Health in writing of any notices it receives that any of the ASP Services are being performed in violation of any federal, state or local law, regulation, ordinance or accreditation standard. 3. Ethical Requirements. 3.1. Corporate Responsibility. Supplier, Ascension Health and each of the Eligible Recipients shall have in place a Corporate Compliance Program or a Corporate Responsibility Program, as the case may be, (“Programs”) which have as their goal to ensure that they comply with applicable federal, state and local laws and regulations. The Programs focus on risk management, the promotion of good corporate citizenship, including a commitment to uphold a high standard of ethical and legal business practices, and the prevention of misconduct. The Programs will include the following elements:

(i) Development of policies and procedures that are consistent with corporate compliance guidelines issued by the Office of Inspector General of the Department of Health and Human Services. (ii) Appointment of a corporate compliance officer who is responsible for the implementation and management of the Program. The corporate compliance officer will report directly to the chief executive officer in this role. The parties acknowledge one another’s commitment to corporate responsibility and this ASP Agreement shall be interpreted and fulfilled consistent with the policies enumerated in their respective Programs. (a) Notification. The parties agree to mutually cooperate with one another to assure that the objective of their respective Programs are met. The parties each agree to promptly notify one another's applicable corporate responsibility officer of (i) any and all possible instances of material non-compliance on the part of the other party or any of its employees or agents of which the parties are aware, or (ii) any subpoena or similar compulsory request for information or documents relative to the ASP Services rendered hereunder. Supplier shall immediately notify Ascension Health’s corporate responsibility officer of any significant compliance issues that impact multiple Eligible Recipients. The parties agree to conduct their business transactions with one another in accordance with principles of good corporate citizenship and a high standard of ethical and legal business practices. (b) Compliance Reporting. Supplier’s corporate compliance officer will provide information about those aspects of Supplier’s Corporate Compliance Program that relate to the ASP Services or Supplier’s obligations under this ASP Agreement as requested by the Ascension Health corporate responsibility officer and will make an annual report to the Ascension Health corporate responsibility officer on the effectiveness of the Supplier Corporate Compliance Program to be delivered within thirty (30) days after each anniversary of the ASP Effective Date or as otherwise agreed by the Parties. 3.2. Ethical and Religious Directives. The parties acknowledge that the operations of the applicable Eligible Recipients, Ascension Health, and their affiliates are in accordance with the Ethical and Religious Directives for Catholic Health Care Services, as promulgated by the United States Conference of Catholic Bishops, Washington, D.C., of the Roman Catholic Church or its successor (“Ethical and Religious Directives”) and the principles and beliefs of the Roman Catholic Church are a matter of conscience to Ascension Health, the applicable Eligible Recipients and their affiliates. The Ethical and Religious Directives are located at http://www.usccb.org/issues-and-action/human-life- and-dignity/health-care/upload/Ethical-Religious-Directives-Catholic-Health-Care-Services-fifth- edition-2009.pdf. It is the intent and agreement of the parties that neither this ASP Agreement nor any part hereof shall be construed to require the applicable Eligible Recipients, Ascension Health, or their affiliates to violate said Ethical and Religious Directives in their operation and all parts of this ASP Agreement must be interpreted in a manner that is consistent with said Ethical and Religious Directives. 3.3. Conflict of Interest – Family Members. Supplier represents and warrants that it is a publicly traded organization whose stock meets the definition of a “publicly traded security” under 42 C.F.R. §411.356(a) because it is listed for trading on the New York Stock Exchange. For purposes of this provision, the terms "physician" and "immediate family member" shall be defined pursuant to federal law and regulation at 42 U.S.C. §1395nn et seq. and 42 C.F.R. §411.350 et seq., respectively, or successor laws and regulations. In the event that Supplier employs or otherwise contracts with a physician on the medical staff of any applicable Eligible Recipient, or an immediate family member of such a physician, Supplier shall provide compensation to such individual that is fair market value for services and items actually provided and not determined in a manner that takes into account the volume or value of referrals or other business generated by the physician for the applicable Eligible Recipients.

SCHEDULE F SUPPLIER FACILITIES

Schedule F Supplier Facilities 1. Supplier Facilities. The Supplier Facilities are set forth below: Corporate Office: 401 N. Michigan Avenue, Chicago, Illinois 60611 Chicago Shared Services Center: 231 S. LaSalle Street, Chicago, Illinois 60604 Michigan Customer Contact Center 225-229 & 234 N. Rose Street, Kalamazoo, Michigan 49007 Medicaid Eligibility Center: 660 Woodward, Detroit, Michigan 48226 Detroit CBO:* 28000 Dequindre Road, Warren, Michigan Southeast Customer Contact Center: 950 22nd Street North, Birmingham, Alabama 35203 Underpayment Center: 725 N. Highway A1A, Jupiter, Florida 33477 Contract Modeling/Analytics: 2811 Wintergreen Drive, Cape Girardeau, Missouri 63701 Transcription/PFS Services House No. 31 – 15a, Noida, India 21301 Transcription/PFS Services 301 – 306 Centrum Plaza, Sector 56, , India 122002 SunGard Availability Services 1500 Spring Garden St., 3rd floor, Philadelphia PA 19130 SunGard Availability Services 11650 Great Oaks Way, Alpharetta, GA 30022-2418 ViaWest 3949 S 200 E, Suite B1, Salt Lake City, UT 84107 * The Detroit CBO is owned by St. John Providence Health System.

SCHEDULE G ENROLLMENT FORM

ENROLLMENT TO THE RC TOOLS ASP AGREEMENT This Enrollment (this “Enrollment”) is made and entered into as of the __ day of ________, 20__ (the “Enrollment Effective Date”) by [ ] (“Local Client”). This Enrollment is entered into pursuant to and subject to that certain RC Tools ASP Agreement (“ASP Agreement”) by and between Ascension Health and Accretive Health, Inc., the terms of which, except as may be expressly modified or excluded herein, are incorporated herein by reference. Any amendment or modifications to such ASP Agreement shall automatically extend to and be incorporated into this Enrollment, without any action by either of the Local Parties, upon the amendment effective date, unless otherwise set forth in such amendment. Local Client hereby elects to receive the ASP Services set forth in the ASP Agreement, and upon the execution of this Enrollment, Supplier shall commence providing the ASP Services, pursuant to the terms and conditions of the ASP Agreement, its Schedules and this Enrollment. 1. Enrollment Term. The term of this Enrollment shall commence as of 12:00:01 a.m., Central Time on the Enrollment Effective Date and continue until three (3) years after the Enrollment Effective Date at 11:59:59 p.m., unless this Enrollment is terminated as provided herein or in the ASP Agreement, in which case the term of this Enrollment shall end at 11:59:59 p.m., Central Time, on the effective date of such termination or the date to which this Enrollment is extended. Ascension Health or the Local Client may, at its sole option, extend the term of this Enrollment for up to two (2) successive periods of one (1) year each on the terms and conditions then set forth in this Enrollment and the ASP Agreement. 2. Hospitals and Annual Charge. Supplier shall provide the ASP Services to Local Client at and for the hospitals listed below for the annual charge specified, which shall be prorated on a monthly basis for any partial years of ASP Services received. Hospital Name and Location Annual Charge - $550,000/hospital Total: SIGNATURE PAGE FOLLOWS [SPACE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Local Client has caused this Enrollment to be executed by its respective duly authorized representatives as of the Enrollment Effective Date. [LOCAL CLIENT] By: Name: Title: